As Filed with the Securities and Exchange Commission on April 14, 2011

Registration File Nos. 333-128699

811-10393

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 7	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 21	☒

(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (877) 694-0305

Copy to:

Ken Reitz, Esq.

TIAA-CREF Life Insurance Company

8500 Andrew Carnegie Boulevard, SSC-C2-08

Charlotte, NC 28262

(704) 988-4455

(Name and address of agent for service)

Title of Securities Being Registered: Intelligent Life Flexible Premium Individual Variable Universal Life Insurance Policy

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	On May 1, 2011 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2011

INTELLIGENT LIFE VUL

INTELLIGENT LIFE SURVIVORSHIP VUL

Flexible Premium Individual Variable Universal Life Insurance Policy and Flexible Premium Last Survivor Variable Universal Life Insurance Policy Issued by TIAA-CREF Life Separate Account VLI-1 and TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in a flexible premium variable universal life insurance policy (the “Policy”) issued by TIAA-CREF Life Insurance Company (the “Company”). Before you invest, please read this prospectus carefully, along with the fund prospectuses, and keep it for future reference. We issue the Policy on either a single life basis—as Intelligent Life VUL—or a last survivor basis—as Intelligent Life Survivorship VUL. If you purchase the Policy on a single life basis, we will pay the Death Benefit Proceeds upon the death of the Insured. If you purchase the Policy on a last survivor basis, we will pay the Death Benefit Proceeds only upon the death of the last Insured.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured(s). This prospectus provides information that a prospective Owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy.

You can allocate your Policy’s values to:

■	the Fixed Account, which credits a specified rate of interest; or

■	Investment Accounts of TIAA-CREF Life Separate Account VLI-1 (the “Separate Account”), each of which in turn, invests in one of the following mutual funds (“Portfolios”)

TIAA-CREF Life Bond Fund

TIAA-CREF Life Growth Equity Fund

TIAA-CREF Life Growth & Income Fund

TIAA-CREF Life International Equity Fund

TIAA-CREF Life Large-Cap Value Fund

TIAA-CREF Life Money Market Fund

TIAA-CREF Life Real Estate Securities Fund

TIAA-CREF Life Small-Cap Equity Fund

TIAA-CREF Life Social Choice Equity Fund

TIAA-CREF Life Stock Index Fund

Calamos Growth and Income Portfolio

Credit Suisse Trust-Commodity Return Strategy Portfolio[1]

Credit Suisse Trust-International Equity Flex III Portfolio[1]

Credit Suisse Trust-U.S. Equity Flex I Portfolio[1]

Delaware VIP Diversified Income Series—Standard Class

Delaware VIP International Value Equity Series—Standard Class

Delaware VIP Small Cap Value Series—Standard Class

Franklin Income Securities Fund—Class 1

Franklin Small-Mid Cap Growth Securities Fund—Class 1

Mutual Shares Securities Fund—Class 1

Templeton Developing Markets Securities Fund—Class 1

ING Clarion Global Real Estate Portfolio—Class I

Janus Aspen Forty Portfolio—Institutional Shares

Janus Aspen Overseas Portfolio—Institutional Shares

Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares

Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I

Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I

Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I

MFS Growth Series—Initial Class

MFS Global Equity Series—Initial Class

MFS Investors Growth Stock Series—Initial Class

MFS Utilities Series—Initial Class

Neuberger Berman Advisers Management Trust Partners Portfolio—I Class

Neuberger Berman Advisers Management Trust Regency Portfolio—I Class

PIMCO VIT All Asset Portfolio—Institutional Class

PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class

PIMCO VIT Real Return Portfolio—Institutional Class

PVC Equity Income Account—Class 1

PVC MidCap Blend Account—Class 1

Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II

Prudential Series Fund—Natural Resources Portfolio—Class II

Prudential Series Fund—Value Portfolio—Class II

Royce Capital Fund Micro-Cap Portfolio—Investment Class

Royce Capital Fund Small-Cap Portfolio—Investment Class

Wanger International

Wanger Select

Wanger USA

[1]  Closed to new allocations since April 12, 2010

Separate prospectuses for the Portfolios provide more information on the Portfolios listed above. Note that the prospectuses for the Portfolios may provide information for other portfolios that are not available through the Policy. When you consult the Portfolio prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

The Securities and Exchange Commission has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please note that the Policy and the Portfolios:

■	are not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation, the U.S. government or any government agency; and
■	are subject to risks, including loss of the amount invested.

The Policy may not be available for sale in all states and features of the Policy may vary from state to state. Please contact our Administrative Office to see if the Policy is available in your state and/or to learn more about the Policy features offered in your state.

Please contact us at:

Administrative Office

P.O. Box 724508

Atlanta, Georgia 31139

877 694-0305

www.tiaa-cref.org

POLICY BENEFITS AND RISKS SUMMARY

The Policy is a flexible premium variable universal life insurance policy. The Policy may be issued on either a single life or last survivor basis. The Policy offers a choice of investments and an opportunity for the Policy Value and death benefit to grow based on the investment results of the Allocation Options. The Policy Value and death benefit may go up or down on any day depending on the investment results of the Allocation Options you select, the Premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee that Policy Values will increase. You could lose some or all of your money. The Policy may not be available for sale in all states and features of the Policy may vary from state to state. Please contact our Administrative Office to see if the Policy is available in your state and/or to learn more about the Policy features offered in your state. This prospectus describes all material rights and obligations under the Policy.

This summary describes the Policy’s important benefits and risks. The sections in the prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. Capitalized terms not defined within this prospectus are defined in the Glossary at the end of the prospectus.

POLICY BENEFITS

Death Benefit

Death Benefit Proceeds. We pay Death Benefit Proceeds to the Beneficiary of an in-force Policy upon receipt at our Administrative Office of satisfactory proof of death of the Insured on a single life Policy or both Insureds on a last survivor Policy. The Death Benefit Proceeds equal the death benefit under the option you’ve chosen less: (a) any Outstanding Loan Amounts and (b) any unpaid Monthly Charges.

Death Benefit Options. You may choose among three death benefit options under the Policy. You must make an election. There is no default option. After the first Policy Year, you may change death benefit options while the Policy is in force. We calculate the death benefit under each death benefit option as of the date of death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy. A change in death benefit option may have tax consequences. Please see the section entitled “Death Benefit” for more information.

•

Death Benefit Option A is equal to the greater of: the Face Amount (which is the amount of insurance you select); or the minimum death benefit required under the Code. This option is known as the level death benefit option.

•	Death Benefit Option B is equal to the greater of: the Face Amount plus the Policy Value; or the minimum death benefit required under the Code. This option is known as the increasing death benefit.

•

Death Benefit Option C is equal to the greater of: the Face Amount plus all Premiums credited to the Policy since the Issue Date; or the minimum death benefit required under the Code. This option is known as the return of premium death benefit.

When the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 121, the death benefit under any option is reduced to the Policy Value.

Choice of Tax Test. In order for your Policy to qualify as life insurance under the Code, you must choose one of two tax tests—the Guideline Premium Test or the Cash Value Accumulation Test—at the time you apply for the Policy. The Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value Accumulation Test. This election may not be changed once your Policy is issued. Your election may affect the maximum amount of Premium you pay into the Policy, the amount of death benefit and the monthly deductions for

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	1

the Policy. The Guideline Premium Test generally allows you to maintain higher Policy Value in relation to death benefits.

In general, the Cash Value Accumulation Test may allow you to make higher Premium payments during the Policy’s early years. It may also provide you greater flexibility with regard to Premium payment amounts. You should consult a tax adviser as to the selection of the tax law test before applying for the Policy.

Changing the Face Amount. You select the Face Amount when you apply for the Policy. Subject to certain conditions, after the first Policy Year and while the Policy is in force, you may change the Face Amount. Changing the Face Amount may have tax consequences.

Accelerated Death Benefit (not available in some states). Under the Accelerated Death Benefit feature, you may in some cases receive accelerated payment of part or all of the Policy’s death benefit if the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy develop a terminal illness. An acceleration of death benefits may have tax consequences.

Extended Maturity Benefit. We offer an Extended Maturity Benefit that, among other things, discontinues all charges automatically once the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches 100 years of age (121 years of age for Policies issued on or after January 1, 2009). The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about these consequences.

Right to Cancel, Surrenders, and Partial Withdrawals

Right to Cancel Period. When you receive your Policy, the Right to Cancel Period begins. The length of the Right to Cancel Period varies according to state law. You may return your Policy during this period and receive a refund. Some states require us to refund all payments if you return your Policy during the Right to Cancel Period.

Surrenders. At any time while the Policy is in force, you may make an Acceptable Request to Surrender your Policy and receive the Cash Surrender Value. The Cash Surrender Value is equal to the Policy Value minus any Outstanding Loan Amount. A Surrender may have tax consequences.

Partial Withdrawals. Subject to certain limits, you may withdraw part of your Cash Surrender Value from your Policy. Partial withdrawals may have tax consequences.

Please see the section entitled “The Policy” for more information on the Right to Cancel and the section entitled “Surrenders and Partial Withdrawals” for more information on Surrenders and partial withdrawals.

Transfers and Loans

Transfers. Subject to limitations, you may transfer portions of your Policy Value among the Investment Accounts and between the Investment Accounts and the Fixed Account. See “Transfer Policies Relating to Market Timing and Frequent Trading” for information about situations in which we may seek to limit certain types of transfer activity.

Please see the section entitled “Transfers” for more information.

Loans. You may take a loan (minimum $1,000) from your Policy at any time after the end of the Right to Cancel Period while the Insured is still alive or, in the case of a last survivor Policy, while either Insured is still alive. The maximum loan you may take, including any existing indebtedness, is 90% of the Policy Value. We charge you interest in arrears on your loan at a fixed annual rate of 5%. We credit interest on amounts in the Loan Account (“earned interest rate”) at a fixed annual rate of 4.35% during Policy Years 1–10. For Policy Years 11 and thereafter, we credit interest on amounts in the Loan Account at a fixed annual rate of 4.80%. You may increase your risk of Lapse if you take a loan. Loans may have tax consequences.

Please see the section entitled “Loans” for more information.

Optional Benefits—Riders and Endorsements

Subject to our approval, you may add an additional Rider or endorsement to your Policy that may allow you to tailor your Policy to your needs and objectives.

•

Institutional Charitable Benefit Rider. This Rider is available both for a Policy issued on a single life or a Policy issued on a last survivor basis. This Rider, at no additional charge, pays an amount equal to 1.00% of the Face Amount to an Eligible Institution of higher learning or research institution pursuing scientific or medical research designated by you upon the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy. This Rider must be elected at or before Policy issue.

•

Overloan Protection Endorsement. This optional Rider is available both for a Policy issued on a single life basis or a Policy issued on a last survivor basis. This Rider, at no additional charge, prevents the Policy from lapsing if the Policy is ever overloaned as defined in the “Riders and Endorsements” section of this prospectus.

•

Waiver of Monthly Charges Rider. This Rider is available only for a Policy issued on a single life basis at issue for Issue Ages 18–60 and at Attained Age 18 for Issue Ages 0–17. This Rider waives the Monthly Charge while the Insured is Totally Disabled, subject to certain conditions. An additional charge is added to your Monthly Charge if you select this Rider.

•

Level Cost of Insurance Endorsement. This optional Rider is available only for a Policy issued on a single life basis. This Rider levels the cost of insurance rates applicable to the Policy over certain periods. This Rider may be at or after Issue, subject to certain conditions. There are no additional charges associated with this Rider.

•	Policy Split Rider. This Rider is available only for Policies issued on a last survivor basis. This Rider allows

2	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

the base Policy to be split into two single life Policies in the event of a divorce between two married Insureds or business dissolution between two Insured partners or significant shareholders. There is no charge for this Rider.

•

Estate Transfer Protection Rider. This Rider is available only for Policies issued on a last survivor basis. This Rider provides an additional death benefit until four years after the death of the first Insured. The additional death benefit is equal to a chosen percentage of the Death Benefit of the Policy. An additional charge is added to your cost of insurance charge if you select this Rider.

Please see the section entitled “Riders and Endorsements” for more information.

Personal Illustrations

You may receive personalized illustrations in connection with the purchase of the Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of termination and the charges and deductions under the Policy. They will also help you to compare the Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

Financial Condition of TIAA-CREF Life

The benefits under your Policy are paid by us from our General Account assets and/or your Policy Value held in the Separate Account. It is important that you understand how your Policy works and how our ability to meet our obligations affects your Policy. Payment of your Policy benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for Policy Value allocated to the Investment Accounts. Your Policy Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your Policy Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our general account. See this prospectus’ “The Separate Account and the Portfolios” section.

Assets in the General Account. Policy guarantees that exceed your Policy Value, such as death benefit exceeding Policy Value, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account may also be available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it. We issue other types of insurance policies and financial products as well and some of these products are supported by the assets in our General Account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. Our financial statements are located in the Statement of Additional Information (“SAI”). For information on how to obtain a copy of the SAI, see the last page of this prospectus. More information about TIAA-CREF Life is available on our website at http://www.tiaa-cref.org.

Investment Risk

If you invest your Policy Value in one or more Investment Accounts, then you will be subject to the risk that investment performance will be unfavorable and that your Policy Value will decrease. In addition, we deduct charges from your Policy Value, which can significantly reduce your Policy Value. During times of poor investment performances, this deduction will have an even greater impact on your Policy Value. You could lose everything you invest. If you allocate Net Premiums to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Long-Term Commitment

Owning a Policy entails a variety of fees and expenses, including a cost of insurance charge, policy fee (for a single life Policy), mortality and expense risk charge, and a Premium Tax Charge, as described under “Charges and Deductions.” As a result, the Policy is not suitable as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	3

substantial period of time. You should not purchase the Policy if you intend to Surrender it or make a partial withdrawal in the near future. We have designed the Policy to meet long-term financial goals.

Risk of Lapse

If your Cash Surrender Value is not enough to pay any charges, including the Monthly Charge, your Policy will enter a Grace Period. We will notify you that the Policy will Lapse unless you make a sufficient payment during the Grace Period and will request that you make a payment before the end of the Grace Period that is equal to any unpaid charges plus three current Monthly Charge deductions. You may reinstate a Lapsed Policy, subject to certain conditions.

Tax Risks

We anticipate that the Policy should qualify as a life insurance contract under guidance provided pursuant to federal tax law. There is less certainty, however, with respect to whether Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk) and Policies insuring two lives may qualify as a life insurance contract under Federal tax law, particularly if you pay the full amount of Premiums permitted under the Policy, because there is less guidance. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Value under a Policy until there is a distribution from the Policy. Moreover, the death benefit under a Policy is excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be subject to federal income tax on the Death Benefit Proceeds.

Depending on the total amount of Premiums you pay or changes you make to the Policy, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then Surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on Surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will not be treated as distributions unless the Policy Lapses while a loan is outstanding. Finally, distributions and loans from a Policy that is not a MEC are not subject to the 10% penalty tax. It is not clear that we can take effective action in all possible circumstances to prevent a Policy from being classified as a MEC.

The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about these consequences.

See “Federal Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A Policy loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the loan from the Allocation Options as collateral, and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Accounts or receive any higher current interest rate credited to the Fixed Account.

We reduce the amount we pay on the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy by the amount of any Outstanding Loan Amounts. A Policy loan will also reduce your Cash Surrender Value and thereby increase the risk of Lapse, particularly when the investment returns of the amounts remaining in the Investment Accounts are low. Any transfers made from the Investment Accounts and/or the Fixed Account as a result of unpaid interest charges will further increase this risk.

A loan may have tax consequences.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s respective prospectus. Please refer to the Portfolios’ prospectuses for more information.

4	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and Surrendering the Policy. Certain of these fees and charges are payable only if you choose an optional Rider. If the amount of a charge varies depending on the individual characteristics of the Owner or Insureds, such as Issue Age, sex or Underwriting Class, the tables show the minimum and maximum possible charges as well as the charges for a typical Owner or Insureds. These minimum, maximum and typical charges may assist you in understanding the range of possible charges as well as the charge a typical Owner or Insureds may pay, but these charges may not be representative of the amount you actually pay. We may agree to your request to deduct Advisory Fees from your Policy pursuant to your independent agreement with a registered investment advisor, but such expenses are not reflected in the tables below; if they were, Policy Values shown would be lower.

TRANSACTION FEES

The following table describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, Surrenders the Policy, or transfers Policy Value among the Allocation Options.

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Premium Tax Charge	Upon receipt of each Premium payment	Applicable state premium tax rate as a percentage of premium—Depending upon the state of issue, the range is 0.00% to 3.50%	Applicable state premium tax rate as a percentage of premium—Depending upon the state of issue, the range is 0.00% to 3.50%
Surrender Charge	Not Applicable	$0	$0
Partial Withdrawal Charge	At the time of each withdrawal	$20	$20
Transfer Charge*	Upon transfer	$25 per transfer	$0

*	We do not assess a transfer charge for the first 12 transfers each Policy Year. We do not currently charge for transfers, but we reserve the right to charge $25 for each transfer in excess of 12 in a Policy Year.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

The following table describes the fees and expenses that an Owner will pay periodically during the time he or she owns the Policy, not including the fees and expenses of the Portfolios.

Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Policy Fee:
SINGLE LIFE POLICY
	Monthly	$10 for Issue Ages 0–17; $0 for Issue Ages 18 and later	$10 for Issue Ages 0–17; $0 for Issue Ages 18 and later
LAST SURVIVOR POLICY
	Not Applicable	Not Applicable	Not Applicable
Cost of Insurance:[1]
SINGLE LIFE POLICY
Base Policy Cost of Insurance (Rate is an annual amount per $1,000 of the Net Amount at Risk)	Monthly	Minimum $0.18 Maximum $1,000 Example[2] $2.86	Minimum $0.18 Maximum $1,000 Example[2] $1.30
LAST SURVIVOR POLICY
Base Policy Cost of Insurance (Rate is an annual amount per $1,000 of the Net Amount at Risk)	Monthly	Minimum $1.20 ($0.36 in MD) Maximum $1,000 Example[3] $1.20	Minimum $0.20 Maximum $1,000 Example[3] $0.26

[1]

The Cost of Insurance charges vary based on Issue Age, sex (in most states), Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount, and whether the Policy is a single life or last survivor Policy. The charge generally increases as the Issue Age(s) increase. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to Your Policy, and more

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	5

detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insureds’ ages and Underwriting Classes, the death benefit option, Face Amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[2]	Charge for a Preferred Non-Tobacco Male insured with Issue Age of 47 and $750,000 of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk).

[3]	Charge for a Preferred Non-Tobacco Male/Female couple with Issue Ages of 62 and $1.5 million of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk).

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES (continued)

Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Mortality and Expense Risk Charge	Daily, applied to total value in all Investment Accounts	Annual rate of 0.95% for Policy Years 1–20 and 0.35% for Policy Years 21 and later

Annual rate is4 :

•0.95% if total value in all Investment Accounts is less than $100,000;

•0.65% if total value in all Investment Accounts is from $100,000 to $500,000; and

•0.35% if total value in all Investment Accounts is over $500,000.

Regardless of value, the annual rate will be 0.35% in Policy Years 21 and later.

Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest	Annual rate of 5.00%[5]	Annual rate of 5.00%[5]
Loan Account Crediting Rate	Daily, credited to the Loan Account balance	Annual rate of 4.35%[5]	Annual rate of 4.35% for Policy Years 1–10 and annual rate of 4.80% for Policy Years 11 and later[6]
Extended Maturity Benefit		No Charge	No Charge
Reinstatement Interest Charge	Upon reinstatement of a lapsed Policy	6%, assessed against and added to unpaid Monthly Charges from the date the Policy lapsed to the date it is reinstated.	6%, assessed against and added to unpaid Monthly Charges from the date the Policy lapsed to the date it is reinstated.
Optional Charges:[7]
Accelerated Death Benefit Charge	At the time the accelerated death benefit is paid	$200.[8] In addition, the proceeds of the accelerated death benefit are discounted for 1 year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application.	$0. In addition, the proceeds of the accelerated death benefit are discounted for 1 year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application.
Institutional Charitable Benefit Rider		No Charge	No Charge
Overloan Protection Endorsement		No Charge[9]	No Charge[9]
Waiver of Monthly Charges Rider:
SINGLE LIFE POLICY
	Monthly. (Rate is a percentage of the monthly COI deduction)	Minimum 3.00% Maximum 18.39% Example[3] 7.46%	Minimum 3.00% Maximum 18.39% Example[3] 7.46%
LAST SURVIVOR POLICY
	Not Applicable	Not Applicable	Not Applicable

6	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Level Cost of Insurance (“COI”) Endorsement:
SINGLE LIFE POLICY
	Monthly. (Cost of Insurance rate is an annual amount per $1,000 of the Net Amount at Risk.)	Minimum $0.26 Maximum $133.60 Example[10] $2.86	Minimum $0.26 Maximum $59.43 Example[10] $1.27
LAST SURVIVOR POLICY
	Not Applicable	Not Applicable	Not Applicable
Policy Split Rider:
SINGLE LIFE POLICY
	Not Applicable	Not Applicable	Not Applicable
LAST SURVIVOR POLICY
		No Charge	No Charge
Estate Transfer Protection Rider:
SINGLE LIFE POLICY
	Not Applicable	Not Applicable	Not Applicable
LAST SURVIVOR POLICY
Cost of Insurance[1]
(Rate is an annual amount per $1,000 of the Net Amount at Risk)	Monthly	Minimum $1.20 ($0.36 in MD) Maximum $1,000 Example[3] $1.20	Minimum $0.20 Maximum $1,000 Example[3] $0.26

[4]	The rate will be reviewed on each Monthly Charge Date. The value in the Fixed Account is not included.

[5]

The guaranteed maximum loan interest spread is therefore 0.65% annually. This is the maximum difference between the interest we charge You for a loan and the interest rate we credit on loan collateral held in the Loan Account. For a complete discussion of how loan interest is calculated, please see “Loans” and “Charges and Deductions—Loan Interest Charge.”

[6]

Your current loan interest spread will vary based upon your Policy Year. The loan interest spread for Policy Years 1–10 is 0.65% annually and the loan interest spread for Policy Years 11 and later is 0.20% annually. Due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

[7]

These charges may vary based on the Issue Age(s) of the Insured(s), sex (in most states), Underwriting Class(es), Policy Value, Policy Year, Face Amount, death benefit option, Net Amount at Risk, and whether the Policy is a single life or last survivor Policy. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

[8]	This amount may be lower depending on the laws of your state.

[9]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.

[10]	Charge for a Preferred Non-Tobacco Male insured with Issue Age of 47 and $750,000 of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk), under a 10-year option.

ANNUAL PORTFOLIO OPERATING EXPENSES:

The following table shows the minimum and maximum total operating expenses charged by the currently available Portfolios that you may pay periodically during the time you own the Policy, both before and after any contractual fee waivers or reimbursements. These are based on the management fees, distribution (Rule 12b-1) fees, and other expenses charged by the Portfolios during the fiscal year ended December 31, 2010. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

	Minimum	Maximum
Gross Total Annual Portfolio Operating Expenses (before any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.24%	1.51%
Net Total Annual Portfolio Operating Expenses (net of any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)[1]	0.09%	1.50%

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	7

[1]

Certain of the Portfolios have entered into contractual expense waiver or reimbursement arrangements that reduce Portfolio expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2012. More detail concerning the Portfolios’ contractual waivers and reimbursements can be found in the footnotes accompanying the next table.

The following table shows the fees (including management fees, distribution (Rule 12b-1) fees, and other expenses) charged by each Portfolio as a percentage of average daily net assets for the fiscal year ended December 31, 2010. Portfolio expenses are not fixed or specified under the terms of the Policy, and may change periodically. Certain portfolios may impose a redemption fee. For further information, consult the Portfolios’ prospectus.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
TIAA-CREF Life Bond Fund[2,3]	0.30%	0.00%	0.23%	0.00%	0.53%	0.18%	0.35%
TIAA-CREF Life Growth Equity Fund2, [4]	0.45%	0.00%	0.32%	0.00%	0.77%	0.25%	0.52%
TIAA-CREF Life Growth & Income Fund2, [4]	0.45%	0.00%	0.24%	0.00%	0.69%	0.17%	0.52%
TIAA-CREF Life International Equity Fund2, [5]	0.50%	0.00%	0.26%	0.00%	0.76%	0.16%	0.60%
TIAA-CREF Life Large-Cap Value Fund2, [4]	0.45%	0.00%	0.25%	0.00%	0.70%	0.18%	0.52%
TIAA-CREF Life Money Market Fund2, [6]	0.10%	0.00%	0.29%	0.00%	0.39%	0.24%	0.15%
TIAA-CREF Life Real Estate Securities Fund2, [7]	0.50%	0.00%	0.20%	0.00%	0.70%	0.13%	0.57%
TIAA-CREF Life Small-Cap Equity Fund2, 8, [9]	0.48%	0.00%	0.24%	0.05%	0.77%	0.17%	0.60%
TIAA-CREF Life Social Choice Equity Fund2, [10]	0.15%	0.00%	0.37%	0.00%	0.52%	0.30%	0.22%
TIAA-CREF Life Stock Index Fund2, [1][1]	0.06%	0.00%	0.18%	0.00%	0.24%	0.15%	0.09%
Calamos Growth and Income Portfolio	0.75%	0.00%	0.68%	0.00%	1.43%	0.00%	1.43%
Credit Suisse Trust-Commodity Return Strategy Portfolio[12], 13	0.50%	0.25%	0.34%	0.00%	1.09%	0.14%	0.95%
Credit Suisse Trust-International Equity Flex III Portfolio[12], 14	1.00%	0.00%	1.43%	0.00%	2.43%	0.44%	1.99%
Credit Suisse Trust-U.S. Equity Flex I Portfolio[12], 15	0.70%	0.00%	0.96%	0.00%	1.66%	0.00%	1.66%
Delaware VIP Diversified Income Series—Standard Class	0.60%	0.00%	0.10%	0.00%	0.70%	0.00%	0.70%
Delaware VIP International Value Equity Series—Standard Class[1][6]	0.85%	0.00%	0.22%	0.00%	1.07%	0.00%	1.07%
Delaware VIP Small Cap Value Series—Standard Class	0.73%	0.00%	0.10%	0.00%	0.83%	0.00%	0.83%
Franklin Income Securities Fund—Class 1[1][7]	0.45%	0.00%	0.02%	0.00%	0.47%	0.00%	0.47%
Franklin Small-Mid Cap Growth Securities Fund—Class 1[1][8]	0.51%	0.00%	0.29%	0.01%	0.81%	0.01%	0.80%
Mutual Shares Securities Fund—Class 1	0.60%	0.00%	0.14%	0.00%	0.74%	0.00%	0.74%
Templeton Developing Markets Securities Fund—Class 1[1][8]	1.24%	0.00%	0.26%	0.01%	1.51%	0.01%	1.50%
ING Clarion Global Real Estate Portfolio—Class I1[9]	0.79%	0.00%	0.22%	0.00%	1.01%	0.12%	0.89%
Janus Aspen Forty Portfolio—Institutional Shares[20]	0.64%	0.00%	0.03%	0.00%	0.67%	0.00%	0.67%
Janus Aspen Overseas Portfolio—Institutional Shares[20]	0.64%	0.00%	0.04%	0.00%	0.68%	0.00%	0.68%
Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares[20,21]	0.75%	0.00%	0.17%	0.00%	0.92%	0.00%	0.92%
Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II	0.75%	0.25%	0.20%	0.00%	1.20%	0.00%	1.20%
Prudential Series Fund—Natural Resources Portfolio—Class II	0.45%	0.25%	0.20%	0.00%	0.90%	0.00%	0.90%
Prudential Series Fund—Value Portfolio—Class II	0.40%	0.25%	0.19%	0.00%	0.84%	0.00%	0.84%
Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I	0.75%	0.00%	0.06%	0.00%	0.81%	0.00%	0.81%

8	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I	0.80%	0.00%	0.11%	0.00%	0.91%	0.00%	0.91%
Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I	0.75%	0.00%	0.17%	0.00%	0.92%	0.00%	0.92%
MFS Growth Series—Initial Class	0.75%	0.00%	0.10%	0.00%	0.85%	0.00%	0.85%
MFS Global Equity Series—Initial Class[22]	1.00%	0.00%	0.38%	0.00%	1.38%	0.23%	1.15%
MFS Investors Growth Stock Series—Initial Class	0.75%	0.00%	0.12%	0.00%	0.87%	0.00%	0.87%
MFS Utilities Series—Initial Class	0.73%	0.00%	0.08%	0.00%	0.81%	0.00%	0.81%
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	0.85%	0.00%	0.26%	0.00%	1.11%	0.00%	1.11%
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	0.85%	0.00%	0.21%	0.00%	1.06%	0.00%	1.06%
PIMCO VIT All Asset Portfolio—Institutional Class[2][3,24,25,26,27]	0.42%	0.00%	0.00%	0.66%	1.08%	0.03%	1.05%
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class[2][8], 2[9]	0.75%	0.00%	0.01%	0.00%	0.76%	0.00%	0.76%
PIMCO VIT Real Return Portfolio—Institutional Class[2][8], 30	0.50%	0.00%	0.01%	0.00%	0.51%	0.00%	0.51%
PVC Equity Income Account—Class 1	0.51%	0.00%	0.00%	0.00%	0.51%	0.00%	0.51%
PVC MidCap Blend Account—Class 1	0.56%	0.00%	0.01%	0.00%	0.57%	0.00%	0.57%
Royce Capital Fund Micro-Cap Portfolio—Investment Class	1.25%	0.00%	0.07%	0.05%	1.37%	0.00%	1.37%
Royce Capital Fund Small-Cap Portfolio—Investment Class	1.00%	0.00%	0.06%	0.00%	1.06%	0.00%	1.06%
Wanger International[31]	0.86%	0.00%	0.21%	0.00%	1.07%	0.03%	1.04%
Wanger Select[32]	0.80%	0.00%	0.13%	0.00%	0.93%	0.00%	0.93%
Wanger USA[3][3]	0.86%	0.00%	0.12%	0.00%	0.98%	0.01%	0.97%

[1]	Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

[2]	Expense information has been restated to reflect the Funds’ advisory and administration agreements dated May 1, 2010.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.35% of average daily net assets for the shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2012 unless changed with approval of the Board of Trustees.

[4]

Under the Funds’ expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2012 unless changed with approval of the Board of Trustees.

[5]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.60% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2012 unless changed with approval of the Board of Trustees.

[6]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.15% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2012 unless changed with approval of the Board of Trustees.

[7]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.57% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2012 unless changed with approval of the Board of Trustees.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	9

[8]

“Acquired Funds Fees and Expenses” are the Funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance.

[9]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.55% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2012 unless changed with approval of the Board of Trustees.

[10]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.22% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2012 unless changed with approval of the Board of Trustees.

[11]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.09% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2012 unless changed with approval of the Board of Trustees.

[12]

Effective April 12, 2010, the Credit Suisse Trust-Commodity Return Strategy Portfolio, Credit Suisse Trust—International Equity Flex III Portfolio, and the Credit Suisse Trust—U.S. Equity Flex I Portfolio were closed to new allocations to the Contract, including allocations by transfer from other available Contract Allocation Options.

[13]

For the Commodity Return Strategy Portfolio, effective January 1, 2011, Credit Suisse will waive fees and reimburse expenses so that the Portfolio’s annual expenses will not exceed 1.05% of the Portfolio’s average daily net assets.

[14]

Total Gross Expenses excluding dividend expense on short sales is 1.35%. Effective January 1, 2011, Credit Suisse will waive fees and reimburse expenses so that the Portfolio’s annual operating expenses, excluding dividend expense for securities sold short, will not exceed 1.45%.

[15]	For U.S. Equity Flex I Portfolio, net expenses excluding dividend expense on short sales was 1.27%.

[16]

In periods of market volatility, during which asset levels may fluctuate substantially, the Series’ annual series operating expenses may vary from the numbers shown in the table above. The Series’ investment manager, Delaware Management Company (Manager), has agreed to contractually waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding, in an aggregate amount, 1.05% of the Series’ average daily net assets from April 29, 2011 through April 30, 2012. These fee waivers and expense reimbursements apply only to expenses paid directly by the Series. The waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

[17]	The Fund administration fee is paid indirectly through the management fee.

[18]

The manager and administrator have agreed in advance to reduce their fees as a result of the fund’s investment in a Franklin Templeton money market fund. This reduction will continue until at least April 30, 2012.

[19]

The adviser is contractually obligated to limit expenses to 0.90% through at least May 1, 2011; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days prior to the end of the then current term or upon termination of the advisory agreement and is subject to recoupment by the adviser within three years. The adviser is also contractually obligated to waive a portion of the management fee through May 1, 2011. Based upon net assets as of December 31, 2009, the management fee waiver for the Portfolio would be (0.01)%. There is no guarantee that the management fee waiver will continue after May 1, 2011. The management fee waiver will only renew if the adviser elects to renew it.

[20]

The Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio’s performance relative to its benchmark index during a measurement period.

[21]

Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding any applicable performance adjustments to management fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2012. The contractual waiver may be terminated or modified at any time prior to this date only at the discretion of the Board of Trustees.

[22]

Effective May 1, 2011, MFS has agreed in writing to reduce its management fee to 0.90% of the fund’s average daily net assets annually until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2012. In addition, MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.15% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2012.

[23]

Acquired Fund Fees and Expenses include interest expense of 0.01%. Interest expense is based on the amount incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as an expense of the Underlying PIMCO Fund for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the Underlying PIMCO Fund’s use of such investments as an investment strategy.

[24]

Total Annual Portfolio Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.225%, 1.325%, 1.075% and 1.525% for the Administrative Class, Advisor Class, Institutional Class and Class M shares, respectively.

[2][5]

Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio as set forth in the Financial Highlights table of the prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

10	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

[2][6]

PIMCO has contractually agreed, through May 1, 2012, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

[2][7]

Total Annual Portfolio Operating Expenses After Fee Waiver excluding interest expense of the Underlying PIMCO Funds is 1.195%, 1.295%, 1.045% and 1.495% for the Administrative Class, Advisor Class, Institutional Class and Class M shares, respectively.

[2][8]

“Other Expenses” reflect interest expense and is based on the amount incurred during the Portfolio's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as a Portfolio expense for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the Portfolio’s use of such investments as an investment strategy.

[2][9]	Total Annual Portfolio Operating Expenses excluding interest expense is 0.75%, 0.90% and 1.00% for Institutional Class, Administrative Class and Advisor Class shares, respectively.

[30]	Total Annual Portfolio Operating Expenses excluding interest expense is 0.50%, 0.65% and 0.75% for Institutional Class, Administrative Class and Advisor Class shares, respectively.

[31]	The Advisor has contractually agreed to cap advisory fees at an annual rate equal to 0.83% of the Fund’s average daily net assets until April 30, 2012.

[32]

The Advisor has contractually agreed to bear, through April 30, 2012, a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding brokerage commissions, interest, taxes, acquired fund fees and expenses, and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 1.35% of the Fund's average daily net assets. There is no guarantee that this arrangement will continue thereafter.

[3][3]	The Advisor has contractually agreed to cap advisory fees at an annual rate equal to 0.85% of the Fund’s average daily net assets until April 30, 2012.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	11

THE POLICY

PURCHASING A POLICY

To purchase a Policy, you must submit a completed application to us at our Administrative Office. The minimum Face Amount is generally $250,000. At our option, we may have different minimum Face Amounts for certain classes of Policies.

Generally, the Policy is available for Insureds between Issue Ages 0–90. Issue Ages may vary by state. Please call the Administrative Office for details. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We will notify you when our underwriting process has been completed. The minimum first Premium may not be paid and insurance coverage will not take effect prior to that time.

REPLACING EXISTING INSURANCE

It may not be in your best interest to Surrender, Lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a Surrender charge on your existing insurance. You should talk to your financial professional and/or tax adviser to make sure the exchange will be tax free. If you Surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the Surrender. Because we will not issue the Policy until we have received an initial Premium from your existing insurance company, the issuance of the Policy may be delayed.

WHEN INSURANCE COVERAGE TAKES EFFECT

Insurance coverage under the Policy will take effect only if the proposed Insured on a single life Policy is or both the proposed Insureds on a last survivor Policy are alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the minimum first Premium has been paid. We begin to deduct Monthly Charges from your Policy Value on the Policy Date.

RIGHT TO CANCEL

You may cancel a Policy during the Right to Cancel Period by providing Acceptable Notice of cancellation and returning the Policy to us. The Right to Cancel Period begins when you receive the Policy and generally expires after a period determined under state law. If you decide to cancel the Policy during the Right to Cancel Period, we will treat the Policy as if we never issued it. Within 7 days after we receive the returned Policy, we will refund an amount equal to the sum of:

•	The Policy Value as of the end of the Business Day we receive the returned Policy, plus

•	Any Premium Tax Charge deducted from Premiums paid, plus

•	Any Monthly Charges charged against the Policy Value, plus

•	An amount reflecting any other charges deducted under the Policy.

Where state law requires, the refund will equal all payments you made.

OWNERSHIP AND BENEFICIARY RIGHTS

The Policy belongs to the Owner named in the application. While an Insured is alive, the Owner may exercise all of the rights and options described in the Policy. On a single life Policy, the Owner is the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. On a last survivor Policy, both Insureds own the Policy unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not an Insured and dies before the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, ownership of the Policy will pass to the next named Owner then living, or if no Owner is living, to the Owner’s estate. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment). If a joint Owner has been named and both Owners are living, authorization from both Owners is required for changes and transactions other than the allocation of Premiums. All reference herein to Owner shall be read as applying to single or joint Owners.

The Owner may, subject to certain restrictions, exercise certain rights including selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner and assigning the Policy may have tax consequences.

The principal right of the Beneficiary is the right to receive the Death Benefit Proceeds under the Policy.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, or our secretary. Upon notice to you, we may modify the Policy:

•

to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company, or the Separate Account is subject;

•	to assure continued qualification of the Policy as a life insurance contract under federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

12	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform with these laws. Any material change to the Policy must be approved by the State Insurance Department of each state where the Policy is made available. Any resulting change to this prospectus must be registered with the Securities and Exchange Commission prior to use.

PREMIUMS

MINIMUM FIRST PREMIUM

The minimum first Premium is due on or before the Policy Issue Date. No insurance will take effect until the minimum first Premium is paid, and the health and other conditions of the Insured(s) described in the application must not have changed. The minimum first Premium must be at least $50.

PREMIUM FLEXIBILITY

When you apply for a Policy, you will elect a payment schedule for Premiums that is on a monthly, quarterly, semiannual, annual, or single-sum basis. You are not actually required to pay Premiums according to that (or any) schedule. However, you may greatly increase your risk of Lapse if you do not regularly pay Premiums because the Policy Value may not be sufficient to cover the Monthly Charges when due.

You have flexibility to determine the frequency and the amount of the Premiums you pay, and you can change the planned periodic Premium schedule at any time. If you are submitting a Premium payment pursuant to a Premium reminder notice, the address for payment will be enclosed with the notice. You may also send your Premium payments to our Administrative Office. If you have an outstanding Policy loan, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments. You may also choose to have Premium payments automatically deducted periodically from your bank account under the automatic payment plan. Payment of the planned Premiums or any other level of Premiums does not guarantee that the Policy will not Lapse. See “Policy Lapse and Reinstatement.”

You may not pay any Premiums after the Policy’s Final Policy Date. You may not pay Premiums less than $50, and we reserve the right to limit total Premiums allocated to the Fixed Account under a Policy to $500,000 a Policy Year. Note that we cannot accept cash, money orders or travelers’ checks. In addition, we will not accept a third-party check where the relationship of the payor to the Owner cannot be identified from the face of the check.

We will or have the right to limit or refund all or part of your Premium payment if:

•	The Premium would disqualify the Policy as a life insurance contract under the Code;

•	The Premium would cause the Policy to become a MEC under the Code; or

•

The Premium would cause an immediate increase in the death benefit as a result of Section 7702 of the Code—the section of the Code that addresses life insurance (unless you provide us with satisfactory evidence of insurability).

You can stop paying Premiums at any time and your Policy will continue in force until the earliest of the date when either: (1) the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy dies; (2) the Grace Period ends without a sufficient payment (see “Policy Lapse and Reinstatement”); or (3) we receive your Acceptable Notice requesting a Surrender of the Policy.

PREMIUM LIMITATIONS

If the Guideline Premium Test is used to test if the Policy qualifies as life insurance under the Code, total Premium payments must not exceed certain stated limits—the “guideline premium” amount. We have established procedures to monitor whether aggregate Premiums paid under a Guideline Premium Test Policy exceed those limits. If we became aware that a Premium payment would result in total Premiums exceeding these limits, we will accept only that portion of the Premium that would make total Premiums equal the guideline premium amount. We will not refund any Premium necessary to keep the Policy in force.

The maximum Premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes that affect the amount of the death benefit may affect whether cumulative Premiums paid under the Policy exceed the maximum Premium limitations. For single life Policies issued January 1, 2009 and later, and for last survivor Policies, premiums may be limited after the Insured’s (for a single life Policy) or the younger Insured’s (for a last survivor Policy) age 100. The tax consequences of keeping a Policy in force after the Insured (for a single life Policy) or the younger Insured (for a last survivor Policy) reaches Attained Age 100 are unclear. A tax advisor should be consulted about such consequences. See “Choice of Tax Test” for more information regarding the Guideline Premium Test.

Modified Endowment Contracts (“MECs”). There are special federal income tax rules for distributions from life insurance policies that are MECs. These rules apply to Policy loans, Surrenders, and partial withdrawals. These rules apply if the Premiums we receive are greater than the “seven-pay limit” for your Policy as determined under Section 7702A of the Code. The “seven-pay limit” means that, during the first seven years of a policy, the sum of the actual premiums paid may not exceed the sum of the “seven-pay premiums.” Generally, the “seven-pay premium” is the level annual premium, such that if it were paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premiums” were

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$1,000, the maximum cumulative premiums that could be paid during the first seven years of a policy to avoid MEC status would be $1,000 in the first year, $2,000 through the first two years, $3,000 through the first three years, etc. Under this test, a policy may or may not be a MEC, depending on the amount of premiums paid during each of the policy’s first seven years. A policy received in exchange for a MEC will be taxed as a MEC even if it would otherwise satisfy the seven-pay test.

Prior to the Policy Date, if we find that your planned periodic Premium would cause your Policy to become a MEC, we will notify you and request further instructions. We will then issue your Policy based on the planned periodic Premium you have selected. If you do not want your Policy to become a MEC, you may reduce your planned periodic Premium to a level that does not cause your Policy to become a MEC. We will then issue your Policy based on the revised planned periodic Premium. See “Federal Tax Considerations—Tax Treatment of Policy Benefits—Modified Endowment Contracts.”

After the Policy Date, if we discover that you have made a Premium payment that would cause your Policy to become a MEC, we will place the Premium amount in a suspense account. We will not apply this amount to your Policy unless and until you acknowledge that you know that the Policy will become a MEC and that you nevertheless wish us to apply this amount to your Policy. Similarly, we will not honor your instructions regarding withdrawals, changes in death benefit options or changes in Face Amounts if any such action would result in the Policy becoming a MEC until you acknowledge that you know that the Policy will become a MEC and that you nevertheless wish us to take such action. Additionally, if your Policy has inadvertently become classified as a MEC, and assuming that you do not want your Policy to be a MEC, we will attempt to enable your Policy to continue to meet the seven-pay test for federal income tax purposes (and not be a MEC) by refunding any excess Premium and related earnings or losses to you. It is not clear, however, if we can take effective action in all possible circumstances to prevent a Policy that has exceeded the applicable Premium limitation from being classified as a MEC.

Exchanges from a Prior Life Policy. We may accept as part of your first Premium money from another life insurance contract that qualifies for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract. Not all policy exchanges qualify for tax-free exchange treatment. Contract exchanges may have tax consequences. See “Federal Tax Considerations.”

ALLOCATING PREMIUMS

When you apply for a Policy, you must instruct us on the application form to allocate your Net Premium to one or more Allocation Options according to the following rules:

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

•

We will allocate the Net Premium based on the price determined at the end of the Business Day we are deemed to receive it at our Administrative Office according to your current Premium allocation instructions.

•

You can change the allocation instructions for additional Net Premiums without charge by providing us with Acceptable Notice. Any change in allocation instructions will be effective at the end of the Business Day we receive your request.

Unless you provide instructions indicating otherwise, we deduct monthly charges from the Fixed Account first, then pro rata from the Investment Accounts (see “Monthly Charge”).

Investment returns from amounts allocated to the Investment Accounts will vary with the investment performance of these Investment Accounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Investment Accounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

DELAY IN ALLOCATIONS

Some states require us to refund all payments if you return your Policy during the Right to Cancel Period. In those states, we will allocate Net Premiums received at our Administrative Office during the Right to Cancel Period to the Investment Account that invests in the TIAA-CREF Life Money Market Fund (the “Money Market Account”). Following the end of the Right to Cancel Period, we will allocate that Policy Value among the Investment Accounts as indicated in your current Premium allocation instructions. If the Right to Cancel Period ends on a non-Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the immediately preceding Business Day. We invest all Net Premiums paid thereafter based on the allocation percentages then in effect. Since our procedures should result in delivery of your Policy on the second day after we issue it, we begin measuring the Right to Cancel period two days after we issue your Policy.

VALUATIONS

POLICY VALUE

The Policy Value serves as the starting point for calculating important values under a Policy, such as the Cash Surrender Value and, in some cases, the death benefit. Policy Value varies from day to day depending on factors such as the amount and timing of your Premium payment, the performance of the Investment Accounts you have chosen, the interest rates of the Fixed Account and Loan Account, Policy charges, how much you have borrowed or withdrawn, and the level of Policy and Rider benefits. We do not guarantee a minimum Policy Value.

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Policy Value:

•	Equals the sum of all values in the Fixed Account, the Loan Account, and in each Investment Account;

•	is determined first on the Policy Date and then on each date thereafter; and

•	has no guaranteed minimum amount and may be more or less than Premiums paid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you when you Surrender your Policy. We determine the Cash Surrender Value as of the end of the Business Day when we receive your Acceptable Request to Surrender.

Cash Surrender Value at the end of any day equals:

•	the Policy Value as of such date; minus any Outstanding Loan Amount.

INVESTMENT ACCOUNT VALUE

At the end of any Business Day, the Investment Account value is equal to the number of Units in each Investment Account attributable to the Policy multiplied by the Unit value for that Investment Account.

The Number of Units in any Investment Account at the end of any day equals:

•	Units purchased with Net Premiums; plus

•	Units purchased via transfers from another Investment Account, the Fixed Account, or the Loan Account; minus

•	Units redeemed to pay for Monthly Charges; minus

•	Units redeemed to pay for partial withdrawals; minus

•	Units redeemed to pay transfer charges or any other charges incurred in connection with the exercise of rights under the Policy; minus

•	Units redeemed as part of a transfer to another Investment Account, the Fixed Account, or the Loan Account; minus

•	Units redeemed for any applicable Advisory Fees.

Every time you allocate or transfer money to or from an Investment Account, we convert that dollar amount into Units. We determine the number of Units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the Unit value for that Investment Account at the end of the Business Day.

UNIT VALUE

We determine a Unit value for each Investment Account to reflect how investment performance affects the Policy Value. Unit values will vary among Investment Accounts. The Unit value may increase or decrease from one Business Day to the next.

The Unit value of any Investment Account at the end of any Business Day equals:

•	the Unit value of the Investment Account on the immediately preceding Business Day; multiplied by

•	the net investment factor for that Investment Account on that Business Day.

•	The net investment factor:

•	measures the investment performance of an Investment Account from one Business Day to the next;

•	increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio;

•	decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the underlying Portfolio expenses; and

•	decreases to reflect the current mortality and expense risk charge which is based upon the following annual rates applied to total value in all Investment Accounts:

•	0.95% if the value of Units in all Investment Accounts is less than $100,000;

•	0.65% if the value of Units in all Investment Accounts is from $100,000 to $500,000; and

•	0.35% if the value of Units in all Investment Accounts is over $500,000.

•	In Policy Years 21 and later, the annual rate is 0.35% regardless of the value of Units in all Investment Accounts.

Unit values on any non-Business Day are determined using the Unit values as of the most recent prior Business Day. We deduct the current mortality and expense risk charge to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur. The mortality risk is the risk that an insured will live for a shorter time than we project. The expense risk is the risk that the expenses that we incur will exceed the charges we set in the Policy.

In order to accommodate the varying mortality and expense risk charges, separate Unit values will be maintained by mortality and expense risk charge band. Units may be transferred between bands on the Monthly Charge Date if the value of the Units in all the Investment Accounts changes the current mortality and expense risk charge rate.

FIXED ACCOUNT VALUE

The Fixed Account value at the end of any day is equal to:

•	the Net Premium(s) allocated to the Fixed Account; plus

•	any amounts transferred to the Fixed Account (including amounts transferred from the Loan Account); plus

•	interest credited to the Fixed Account; minus

•	amounts deducted to pay for Monthly Charges; minus

•	amounts withdrawn from the Fixed Account; minus

•	amounts used to pay transfer charges, charges to execute rights under the policy Riders; minus

•	amounts withdrawn from the Fixed Account to pay Advisory Fees; minus

•	amounts transferred from the Fixed Account to an Investment Account or to the Loan Account.

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DEATH BENEFIT

DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will pay the Death Benefit Proceeds to the Beneficiary once we receive at our Administrative Office satisfactory proof of the death of the Insured on a single life Policy or both Insureds on a last survivor Policy. We may require you to return the Policy. We will pay the Death Benefit Proceeds in a lump sum or under another payment method. If all Beneficiaries die before the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, we will pay the Death Benefit Proceeds in a lump sum to you or your estate. See “Death Benefit—Payment Methods.”

Death Benefit Proceeds Equal:

•	the death benefit (described below); minus

•	any unpaid Monthly Charges; minus

•	any Outstanding Loan Amounts

If all or part of the Death Benefit Proceeds are paid in one sum, we will pay interest on this sum from the date of death to the date of payment as required by applicable state law.

We may further adjust the amount of the Death Benefit Proceeds under circumstances of suicide and contestability.

DEATH BENEFIT OPTIONS

You must choose in your application among three death benefit options under the Policy: Option A, Option B and Option C. Option A provides a level death benefit, while Options B and C provide increasing death benefits. We calculate the amount available under each death benefit option as of the date of the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy. Under any option, the length of the death benefit coverage depends upon the Policy’s Cash Surrender Value. See “Policy Lapse and Reinstatement” for further detail. Payment of any death benefit in excess of Policy Value is subject to our financial strength and claims-paying ability.

The Death Benefit under Option A is the greater of:

•	the Face Amount; and

•	the minimum death benefit required under the tax test you select (described below).

The Death Benefit under Option B is the greater of:

•	the Face Amount plus the Policy Value (determined on the date of the death of the Insured); and

•	the minimum death benefit required under the tax test you select (described below).

The Death Benefit under Option C is the greater of:

•	the Face Amount plus all of the Premiums credited to the Policy since the Issue Date (determined on the date of the death of the Insured); and

•	the minimum death benefit required under the tax test you select (described below).

Which Death Benefit Option to Choose. If you prefer to have Premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option B. If you prefer to have an increasing death benefit that only reflects Premium payments, you should choose Option C. If you are satisfied with the amount of the existing insurance coverage and prefer to have Premium payments and favorable investment performance reflected in a reduced cost of insurance charge and a corresponding maximization of Policy Value over time, you should choose Option A. The maximum Premium limit that can be paid into an Option B Policy is higher than for Option A. The maximum Premium limit for Option C is the same as for Option A. In addition, partial withdrawals from Option B Policies generally do not reduce the Face Amount of coverage, while partial withdrawals from Option A or Option C Policies will reduce the Face Amount of coverage. See the section entitled “Surrenders and Partial Withdrawals” for more information on how partial withdrawals affect Policy Value.

The amount of the death benefit may vary with the Policy Value.

•

Under Option A or Option C, the death benefit will vary with the Policy Value whenever the minimum death benefit required under the tax test you choose is greater than the Face Amount (Option A) or exceeds the Face Amount plus all the Premiums credited to the Policy (Option C).

•	Under Option B, the death benefit will always vary with the Policy Value.

Choice of Tax Test. The Code requires that the Policy’s death benefit not be less than certain amounts defined in the Code. When you apply for your Policy, the Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value Accumulation Test. Once the Policy is issued, you may not change the tax law test. You should consult a tax adviser as to the selection of the tax law test before applying for the Policy.

Under the Guideline Premium Test, the death benefit will not be less than the Policy Value times the corridor factor set by the Code and shown in the Table of Death Benefit Factors in your Policy. The corridor factors vary by, and are shown based on, Attained Age of the Insured (or, in the case of a last survivor Policy, the Attained Age of the younger Insured) at the start of the Policy Year, as follows.

Attained Age	Percentage	Attained Age	Percentage
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 120	100%

•	For Attained Ages not shown, the percentages will decrease pro rata each year.

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Under the Cash Value Accumulation Test, the death benefit will not be less than 1,000 times the Policy Value divided by the net single premium factor per $1,000 of death benefit shown in the table of net single premiums in your Policy. The net single premium will vary based on each Insured’s sex (in most cases), Underwriting Class, age at issue, Policy Year and applicable flat or temporary extra mortality charges, if any. Net single premium factors may also be affected by a Rider.

In general, the Cash Value Accumulation Test allows the Owner to maximize his or her Policy Value during the earlier Policy Years because more Premiums may be paid into the Policy under that test than under the Guideline Premium Test. The Guideline Premium Test allows the Owner to obtain a specified amount of insurance coverage at the most economic cost because the Owner can maintain a higher Policy Value in relation to the death benefit options and, thereby, reduce the Net Amount at Risk under the Policy.

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Year, subject to certain restrictions, you may change death benefit options with no additional charge while the Policy is in force. Changing the death benefit option may affect the Net Amount at Risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. This may occur, for example, if you seek to change the death benefit option of an outstanding Policy that qualifies as life insurance under the Guideline Premium Test and the change in death benefit option results in a lower maximum Premium limit. In that event, we will not permit the change in death benefit option, unless the Owner withdraws the requisite amount to stay within the applicable limits. We also will not permit any change that would make your Policy a MEC under the Code without specific instructions to that effect, provided to us in an Acceptable Notice. A change of death benefit option may have tax consequences. You should consult a tax adviser before changing death benefit options.

You can change your death benefit option starting from your first Policy anniversary while your Policy is in force. Here’s how it works:

•	You must send us an Acceptable Request to make such a change.

•

The change will become effective either on the date we approve it, if that date is a Monthly Charge date, or on the first Monthly Charge date that follows the date we approve the change. We’ll make the change before we deduct the Monthly Charge.

•	We won’t allow a change if the Monthly Charges are being waived under a Waiver of Monthly Charges Rider.

•	We will not allow any change in death benefit option that prevents the Policy from qualifying as life insurance under federal tax law.

•	We may restrict any changes from or to Option C.

•	If a change in death benefit option would cause your Policy to be classified as a modified endowment contract, we will not process the change until you tell us to in a form satisfactory to us.

•	We’ll send you a Policy endorsement after we make the change.

If you change from Option A to Option B or Option C:

Here’s what you need to know about changing from Option A to Option B or Option C:

•	The Insured (on a single life Policy) or both Insureds (on a last survivor Policy) must be alive.

•	We may require evidence of insurability.

Before the change, the Face Amount of the Policy can’t be less than the minimum death benefit.

•	After the change, the Face Amount can’t be less than the minimum Face Amount shown in Section 1 of the Policy.

•	We’ll decrease the Face Amount by the Policy Value, if to Option B, or accumulated Premiums paid, if to Option C, so that your death benefit is approximately the same on the date of the change.

•

We’ll decrease the Face Amount on the effective date of the change. To do this, we’ll first reduce any increases in the Face Amount you’ve asked us for, starting with the most recent requested increase. Then, we’ll reduce the initial Face Amount.

If you change from Option B or Option C to Option A:

Here’s what you need to know about changing from Option B or Option C to Option A:

•	The Insured (on a single life Policy) or both Insureds (on a last survivor Policy) must be alive and you must give us satisfactory evidence of insurability.

•	We’ll increase the Face Amount by the Policy Value, if from Option B, or accumulated Premiums paid, if from Option C, so that your death benefit is approximately the same on the date of the change.

•

We’ll increase the Face Amount on the effective date of the change. The underwriting class for the increase will be the same as it is for the most recent increase you requested. If you haven’t requested an increase, then it will be the same as it is for the Initial Face Amount.

If you change from Option B to Option C or Option C to Option B:

Here’s what you need to know about changing from Option B to Option C or Option C to Option B:

•	The Insured (on a single life Policy) or both Insureds (on a last survivor Policy) must be alive and you must give us satisfactory evidence of insurability.

•

We’ll adjust the Face Amount by the difference in Policy Value and accumulated Premiums paid so that your death benefit is approximately the same on the date of the change. A change from Option B to Option C will

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adjust the Face Amount by accumulated Premiums paid less Policy Value. A change from Option C to Option B will adjust the Face Amount by Policy Value less accumulated Premiums paid.

•

We’ll adjust the Face Amount on the effective date of the change. The underwriting class for any increase will be the same as it is for the most recent increase you requested. If you haven’t requested an increase, then it will be the same as it is for the Initial Face Amount. Any decrease in the Face Amount will also be on the effective date of the change. To do this, we’ll first reduce any increases in the Face Amount you’ve requested, starting with the most recent. Then, we’ll reduce the Initial Face Amount.

PAYMENT OF DEATH BENEFIT

Death Benefit Proceeds. Death Benefit Proceeds will ordinarily be paid to the Beneficiary within 7 days after we receive satisfactory proof of the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy and all other requirements are satisfied, including receipt by us at our Administrative Office of all required documents. We determine the amount of a payment from the Separate Account as of the date of death. If you don’t choose a payment method, your Beneficiary can choose one when he or she files a claim after the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy. If Death Benefit Proceeds are paid in a single sum, we pay interest from the date of death to the date of payment or as required by applicable state law.

Payment Methods. You can choose for your beneficiaries to receive the death benefit proceeds in a lump sum or in monthly payments. If you don’t choose a payment method, your beneficiary can choose one when he or she makes a claim.

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of an Investment Account. More detailed information concerning these payment methods is available upon request from our Administrative Office.

ACCELERATED DEATH BENEFIT

In some states, prior to the Final Policy Date and while the Policy is in force, you may elect to receive a one-time lump sum accelerated death benefit when the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy suffers from a terminal illness. A terminal illness means a state of health in which an Insured’s life expectancy is twelve months or less. We will require you to submit acceptable proof to us of the Insured’s (on a single life Policy) or the Last Surviving Insured’s (on last survivor Policy) terminal illness before we approve your application for the accelerated death benefit. Please note that if both Insureds on a last survivor Policy are alive and one of the Insured has a terminal illness, You can not elect to accelerate the death benefit.

Subject to state variations, you may elect to accelerate all or only a portion of the death benefit. However, you may not elect to accelerate an amount that is less than 25% of the Policy death benefit or $50,000, whichever is less.

The accelerated death benefit will generally equal the requested available proceeds and reduced by:

•	one year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application;

•	an administrative expense charge not to exceed $200;

•	any amounts due within the Policy’s Grace Period that are unpaid on the date we approve your application for an accelerated death benefit; and

•

any Outstanding Loan Amounts existing on the date we approve your application for an accelerated death benefit multiplied by the ratio of the available accelerated proceeds to the available proceeds before the acceleration.

The accelerated death benefit will vary from state to state and may not be available in all states.

If the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy is diagnosed with a terminal illness, this is an optional benefit and you are not obligated to exercise this option. We would not approve your application if we know that you are applying to get the death benefit to satisfy any judgments against you, to satisfy the claims of any creditor, or to apply for, receive or maintain any government sponsored benefit or entitlement, or any other form of public assistance.

If we approve your application for partial acceleration of the Policy death benefit, the unaccelerated portion of the Policy’s death benefit will remain in effect. After the payment of an accelerated death benefit, the Policy’s Face Amount, Policy Value, and any Outstanding Loan Amounts will be reduced by the ratio of the accelerated death benefit to the available proceeds before the acceleration. The acceleration of all the Policy’s death benefit will result in the termination of the Policy.

Once approved, there is no restriction on the use of an accelerated death benefit payment.

Receipt of an accelerated death benefit payment may affect eligibility for Medicaid and other government assistance programs. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. You should consult a tax adviser before requesting an accelerated death benefit.

Your right to receive payment under this option is subject to a number of conditions stated in your Policy. You should consult your Policy for the effects of an accelerated death benefit on incontestability and suicide.

EXTENDED MATURITY BENEFIT

With the Extended Maturity Benefit, the Policy will remain in force for the life of the Insured on a single life Policy or the lives of both Insureds on a last survivor Policy. When the Insured on a single life Policy or the younger

18	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Insured on a last survivor Policy reaches age 121, the Cash Surrender Value of the Policy will be the death benefit and the death benefit is reduced to the Policy Value. Charges will no longer be deducted from the Policy. Any loans present on the Policy at age 100 (age 121 for Policies issued on or after January 1, 2009) will remain on the Policy and continue to be charged interest. No additional Premium payments will be allowed, but payments towards the loan balance or interest will be allowed.

There is no charge for this benefit.

The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences.

CHANGING THE FACE AMOUNT

You select the Face Amount when you apply for the Policy. After the first Policy Year and while the Policy is in force, you may change the Face Amount subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. Changing the Face Amount may have tax consequences. You should consult a tax adviser before doing so.

Increasing the Face Amount

•

You may increase the Face Amount by submitting an application and providing evidence of insurability for the Insured on a single life Policy or for both Insureds on a last survivor Policy satisfactory to us at our Administrative Office.

•	The minimum increase is $50,000.

•	On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be greater than or equal to the Monthly Charges then due.

•

An increase will be effective on the Monthly Charge Date on or next following the date we approve the change, provided that the Insured on a single life Policy or both Insureds on a last survivor Policy are alive on that date.

•

For Policies issued on a single life basis only, we will not permit an increase in Face Amount if Monthly Charges are then being waived under any Waiver of Monthly Charges Rider attached to the Policy.

•

You may not increase the Face Amount on or after the Insured’s (on a single life Policy) or either Insured’s (on a last survivor Policy) Attained Age 91. The Insured on a single life Policy or both Insureds on a last survivor Policy must be alive on the date we receive your request in order to increase the Face Amount. If the Insured’s (on a single life Policy) or either Insured’s (on a last survivor Policy) Attained Age is 76 or older, there are additional signature requirements.

•	The total Net Amount at Risk will be affected, which will increase the monthly cost of insurance charges.

•	Each increase in Face Amount will have its own Underwriting Class and cost of insurance rates.

•	We reserve the right to limit increases in the Face Amount to one increase in any 12-month period.

Decreasing the Face Amount

•	You must submit an Acceptable Request to decrease the Face Amount, but you may not decrease the Face Amount below the minimum Face Amount.

•	Decreasing the Face Amount will decrease the Death Benefit Proceeds. See “Death Benefit.”

•	The Insured (or, in a last survivor Policy, at least one Insured) must be alive on the date we receive your request in order to decrease the Face Amount.

•	The minimum decrease is $25,000.

•	Any decrease will be effective on the Monthly Charge Date on or next following the date we approve your request.

•	To apply the decrease, we will first reduce any increases in the Face Amount you’ve asked for, starting with the most recent. Then we will reduce the Initial Face Amount.

•

A decrease in Face Amount generally will decrease the Net Account at Risk, which will decrease the cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount.

•	If a decrease in Face Amount would cause your Policy to be classified as a MEC, we will not process the decrease until you complete an Acceptable Notice with specific instructions to that effect.

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS

You may request to Surrender your Policy for its Cash Surrender Value as calculated at the end of the Business Day when we receive your Acceptable Request, subject to the following conditions:

•	An Insured must be alive and the Policy must be in force when you make your request. We may require that you return the Policy.

•	The Surrender will take effect and the Policy will terminate on the Business Day we receive your request.

•	Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

•	We will pay the Cash Surrender Value to you in a lump sum after we receive your Acceptable Request unless you request other arrangements.

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A Surrender may have tax consequences. You should consult a tax adviser before Surrendering the Policy. See “Federal Tax Considerations.”

PARTIAL WITHDRAWALS

After the first Policy Year, you may make an Acceptable Request to withdraw part of the Cash Surrender Value, subject to the following conditions:

•	You must request at least $1,000.

•	The maximum partial withdrawal you may take is 90% of your Cash Surrender Value.

•	An Insured must be alive and the Policy must be in force when you make your request.

•

You can specify the Allocation Option from which to make the partial withdrawal. Otherwise, we will deduct the amount from the Allocation Options in proportion to the Policy Value attributable to each Allocation Option before the partial withdrawal.

•

If Death Benefit Option A or Option C is in effect, we will reduce the Face Amount by the amount of the partial withdrawal. Any decrease in Face Amount due to a partial withdrawal will reduce the Initial Face Amount and any increases in Face Amount you’ve asked for in proportion to your Face Amount before the partial withdrawal. If a partial withdrawal would cause the Face Amount to be less than the minimum Face Amount, you may either reduce the amount of the partial withdrawal or Surrender the Policy for its Cash Surrender Value. A partial cash withdrawal will not reduce the Face Amount if Death Benefit Option B is in effect.

•

We process partial withdrawals based on Unit values determined at the end of the Business Day when we receive your partial withdrawal request. We will process any partial withdrawal request we receive after the end of a Business Day based on the Unit value determined at the end of the next Business Day.

•	We will pay a partial withdrawal request within 7 days after the Business Day when we received the request.

•	A partial withdrawal can affect the Face Amount, death benefit, and Net Amount at Risk (which is used to calculate the cost of insurance charge).

•	If a partial withdrawal would cause the Policy to fail to qualify as life insurance under the Code, you may either reduce the amount of the withdrawal or Surrender the Policy.

•

If a partial withdrawal would cause your Policy to be classified as a MEC under the Code, we will not process the partial withdrawal until you complete an Acceptable Notice with specific instructions to that effect.

•	There is a withdrawal charge of $20.

•	No partial withdrawals may be taken or repaid after a Policy becomes Overloaned. See the section entitled “Riders and Endorsements.”

Partial withdrawals may have tax consequences. You should consult a tax adviser before making a partial withdrawal under the Policy. See “Federal Tax Considerations.”

TRANSFERS

You may make transfers between and among the Allocation Options. We determine the amount you have available for transfers at the end of the Business Day when we receive your Acceptable Request. The following features apply to transfers under the Policy:

•	You must transfer at least $250, or the total value in the Allocation Option you are transferring from, if less.

•	The total amount of transfers in any Policy Year from the Fixed Account are limited as follows:

•	Any transfer from the Fixed Account may be delayed up to six months.

•	Total transfers from the Fixed Account during any Policy year cannot exceed the greater of:

•	25% of the current balance in the Fixed Account or

•	the amount transferred from the Fixed Account in the immediately preceding Policy Year.

It may take a number of years to transfer substantial value from the Fixed Account to the Investment Accounts.

•

We currently do not charge any fees on transfers. However, we reserve the right to deduct a $25 charge for the 13th and each additional transfer during a Policy Year. We will deduct any transfer charge from the balance of the Allocation Option to which the amount is transferred. Transfers due to dollar cost averaging, automatic account rebalancing, loans, changes in an Investment Account’s investment policy, or the initial reallocation from the Money Market Account do not count as transfers for the purpose of assessing the transfer charge.

•

We consider each request to be a single transfer, regardless of the number of Allocation Options involved. If the transfer targets more than one Allocation Option, we’ll deduct any transfer charge from all the target Allocation Options in proportion to the amount transferred into each Allocation Option.

•

We process transfers based on Unit values determined at the end of the Business Day when we receive your transfer request. We will process any transfer request we receive after the end of a Business Day based on the Unit value determined at the end of the next Business Day.

•

If you don’t have enough Policy Value in an Investment Account to cover a transfer, we’ll transfer the remaining amount in that Allocation Option into the Allocation Option you are transferring to. If you are transferring to more than one Allocation Option, we will transfer the remaining amount into the Allocation Options you are transferring to in proportion to your transfer instructions.

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TRANSFER POLICIES ON MARKET TIMING AND FREQUENT TRADING

There are Owners who may try to profit from transferring money back and forth among Allocation Options in an effort to “time” the market. As money is shifted in and out of these Allocation Options, we incur transaction costs and the underlying Portfolios incur expenses for buying and selling securities. These costs are borne by all Owners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for Portfolios invested primarily in foreign securities, such as the TIAA-CREF Life International Equity Fund.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, if, within a 60-day calendar day period, an Owner redeems or exchanges any monies out of an Allocation Option that holds shares of a Portfolio (other than an Allocation Option that invests in the TIAA-CREF Life Money Market Fund and transfers made pursuant to the dollar cost averaging and automatic account rebalancing programs), subsequently purchases or exchanges any monies back into that same Allocation Option holding shares of the Portfolio and then redeems or exchanges any monies out of the same Allocation Option, the Owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same Allocation Option holding shares of the Portfolio through a purchase or exchange for 90 calendar days.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an Allocation Option in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the Portfolios under the separate account.

If we regard the transfer activity as disruptive to an underlying Portfolio’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit an Owner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all Owners. We reserve the right to waive these policies where management believes that the waiver is in the Owners’ best interests and that imposition of the policy’s restrictions is not necessary to protect Owners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The Policy is not appropriate for market timing. You should not invest in the Policy if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the Portfolios under the separate account.

Owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA-CREF Life or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term Owners, increased transaction costs, and interference with the efficient portfolio management of the affected Portfolio.

The Portfolios available as Allocation Options under the Policy may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The policies and procedures of a Portfolio may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other Portfolios. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the Portfolios. However, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing and excessive trading policies established by the Portfolio.

In addition, some Portfolios may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of days after purchase). The Portfolio determines the amount of the redemption fee and the fee is retained by or paid to the fund assessing the redemption fee and not TIAA-CREF Life. The redemption fee may affect the number and value of accumulation units transferred out of the Allocation Option that invests in that Portfolio and, therefore, may affect the Allocation Option accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the Portfolios.

DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program by providing us with Acceptable Notice. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Premium into the Investment Accounts over a period of time by systematically

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	21

and automatically transferring, on a periodic basis, specified dollar amounts from the Fixed Account or the Money Market Account to any Investment Account(s). This allows you to potentially reduce the risk of investing most of your Premium into the Investment Accounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase Units when their value is low as well as when it is high.

You choose whether transfers will be made on a monthly or a quarterly basis. If you don’t select a timing basis, we will make monthly transfers. Equal amounts (minimum $100) are automatically transferred from the Fixed Account or the Money Market Account to your designated “target Allocation Options” in the percentages selected. You may have multiple target Allocation Options. If you do not select an Allocation Option from which automatic transfers are to occur, we will use the Money Market Account.

In most states, the first transfer will take place on the first Monthly Charge Date after our receipt of an Acceptable Request. In states that require us to refund payments made during the Right to Cancel Period, the first transfer will be made on the first Monthly Charge Date after the later of the end of the Right to Cancel Period, or our receipt of an Acceptable Request to start the program. When the Monthly Charge Date falls on a day that is not a Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the preceding Business Day.

We reserve the right to allow you to start only one dollar cost averaging program in any Policy Year or successive 12 month period. If an automatic account rebalancing program is in effect, a dollar cost averaging program cannot be initiated.

Dollar cost averaging will end if we receive an Acceptable Request to cancel the participation, the value of the Fixed Account or the Money Market Account is insufficient to make the transfer, or the specified number of transfers has been completed. We reserve the right to terminate the dollar cost averaging program.

AUTOMATIC ACCOUNT REBALANCING PROGRAM

You may elect to participate in an automatic account rebalancing program by providing us with Acceptable Notice. Automatic account rebalancing will allow you to maintain your specified allocation mix among the Allocation Options. You direct us to readjust your allocations on a monthly, quarterly, semiannual or annual basis.

Under current administrative practices we allow you to start only one automatic account rebalancing program in any Policy Year or successive 12-month period. If a dollar cost averaging program is in effect, an automatic account rebalancing program cannot be initiated. Automatic account rebalancing will end if we receive an Acceptable Request to cancel your participation. We reserve the right to terminate the automatic account rebalancing program.

LOANS

While the Policy is in force, you may submit an Acceptable Request to borrow money from us using the Policy as the only collateral for the loan. You may increase your risk of Lapse if you take a loan. Once you have a loan outstanding, you may submit additional Acceptable Requests to increase the amount of the loan up to the maximum percentage set forth below. A loan that is taken from, or secured by, a Policy may have tax consequences. You should consult a tax adviser before taking a loan under the Policy or secured by the Policy. See “Federal Tax Considerations.”

LOAN CONDITIONS:

•	The minimum loan you may take is $1,000.

•	The maximum loan you may take, including any existing indebtedness, is 90% of the Policy Value.

•

The loan or any subsequent increase to a loan will be effective (i.e., amounts are transferred to the Loan Account and the loan begins to accrue interest) as of the end of the Business Day we receive your request.

•	Loans may not be taken in the Right to Cancel Period.

•	An Insured must be alive.

To secure the loan, we transfer an amount equal to the loan to the Loan Account as collateral. You may request that we transfer this amount from specific Allocation Options. If you do not specify any particular Allocation Option, we will transfer the loan amount on a pro rata basis from all of your Allocation Options. Such amount will remain in the Loan Account until you repay the Policy loan.

We charge you interest on your loan (“charged interest rate”) in arrears at an annual interest rate of 5.00%. Charged interest is due and payable on the earlier of the Policy Anniversary or when the Cash Surrender Value is insufficient to pay the Monthly Charge. At that time, any unpaid interest becomes part of the outstanding loan and accrues interest at the then-current rate. On each Policy Anniversary, we will also transfer on a pro rata basis an amount equal to the unpaid interest to the Loan Account so that the Loan Account will be equal to the Outstanding Loan Amount as of the date on which charged interest is due and payable.

For Policy loans outstanding in Policy Years 1-10, we credit interest on amounts in the Loan Account (“earned interest rate”) at an annual interest rate of 4.35%. If a Policy loan is outstanding in Policy Years 11 and thereafter, we will credit interest in the Loan Account at a current annual interest rate of 4.80%. Due to the reduced loan interest spread after Policy Year 10, the tax consequences associated with loans outstanding after that point on a Policy that is not a modified endowment contract are unclear and you should consult a tax adviser about the consequences.

22	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

We transfer earned and charged loan interest to or from the Allocation Options (per your instructions or pro rata to or from each of your Allocation Options) and recalculate collateral: (a) when loan interest is paid; (b) when a new loan is made; (c) when a loan repayment is made; (d) on each Policy Anniversary; and (e) when the Cash Surrender Value is insufficient to pay the Monthly Charge. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral.

•

You may repay all or part of your Outstanding Loan Amounts at any time while an Insured is alive and the Policy is in force. The minimum Policy loan repayment is $100, or the total Outstanding Loan Amount, if less. Upon each loan repayment, we will transfer from the Loan Account an amount equal to your loan repayment. We will allocate such amount to the Allocation Options in accordance with your instructions, as contained in an Acceptable Notice. If we do not receive specific instructions with respect to a loan repayment, we will allocate such amount in accordance with your current Premium allocation instructions.

•	While your loan is outstanding, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments.

•

We deduct any Outstanding Loan Amounts from the Policy Value upon Surrender, and from the Death Benefit Proceeds payable on the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy.

•

If your Outstanding Loan Amounts cause the Cash Surrender Value on a Monthly Charge Date to be less than the Monthly Charge due, your Policy will enter a Grace Period, unless your Policy has an Overloan Protection Endorsement in effect and the Outstanding Loan Amounts are less than the Rider’s overloan limit that may vary by attained age, gender, and underwriting class. See “Policy Lapse and Reinstatement” and “Riders and Endorsements—Overloan Protection Endorsement.”

•	We normally pay the amount of the loan within 7 days after we receive an Acceptable Request for a loan. We may postpone payment of loans under certain circumstances, such as when the New York Stock.

•

Exchange is uncustomarily closed or restricted for trading or the SEC determines that an emergency exists that affects our ability to value or dispose of a Portfolio’s shares. Please see the section entitled “Delays in Payments” for more information on such deferrals.

•	No loans may be taken or repaid after a Policy becomes Overloaned. See the section entitled “Riders and Endorsements.”

Effect of Policy Loans. A loan, whether or not repaid, affects the Policy, the Policy Value, the Cash Surrender Value, and the death benefit. The Death Benefit Proceeds and Cash Surrender Value include reductions for the amount of any Outstanding Loan Amounts. As long as a loan is outstanding, we hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Investment Accounts and may not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Investment Accounts to the Loan Account will affect the Policy Value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Investment Accounts. Accordingly, the effect of a loan could be favorable or unfavorable, depending on whether the investment performance of the Investment Accounts and the interest credited to the Fixed Account are less than or greater than the interest being credited on the Loan Account while the loan is outstanding. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to Lapse if projected earnings, taking into account outstanding loans, are not achieved. In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), the loan will be treated as a “prohibited transaction” subject to certain penalties unless additional ERISA requirements are satisfied. The Owner of such a Policy should seek competent advice before requesting a Policy loan. The lapse of a Policy with loans outstanding may have tax consequences. See “Federal Tax Considerations.”

INTERNET AND TELEPHONE REQUESTS

You can use the TIAA-CREF Web Center’s account access feature to check your Allocation Option value and current allocation percentages, and make transfers. You will be asked to enter your contract number and the last four digits of your Social Security number. You will be led through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made through the Web Center are electronically recorded. To use the Web Center’s account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

To speak with a customer service representative and make requests related to your Policy or to obtain more information, you can call the Administrative Office at 877-694-0305.

Computer systems may not always be available. Any computer system, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

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You should protect your contract number and Social Security number, because automated transaction options will be available to anyone who provides your contract number and Social Security number. We may not be able to verify that you are the person providing instructions through the Web Center, or that you have authorized any such person to act for you.

We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

POLICY LAPSE AND REINSTATEMENT

LAPSE

Your Policy will enter a Grace Period and possibly Lapse when the Cash Surrender Value is not enough to pay the Monthly Charge. If your Policy Lapses, all coverage under the Policy will terminate and you will receive no benefits.

Your Policy will not Lapse if you make a payment before the end of the Grace Period that is equal to any unpaid charges plus three current Monthly Charge deductions.

If your Policy enters a Grace Period, we will notify you by mail regarding the necessary payment amount and final payment date to prevent Lapse. If the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy dies during the Grace Period, we will pay the Death Benefit Proceeds.

REINSTATEMENT

Unless you have Surrendered your Policy, you may reinstate a Lapsed Policy at any time while the Insured on a single life Policy or one of the Insureds on a last survivor Policy is alive and within 3 years (5 years in Missouri and North Carolina) after the end of the Grace Period (and prior to the Final Policy Date) by submitting all of the following items to us at our Administrative Office:

•	An Acceptable Notice requesting reinstatement;

•	Evidence of insurability we deem satisfactory;

•	Payment or reinstatement of any Outstanding Loan Amounts as of the date of Lapse; and

•

Payment of an amount that is sufficient to make your Cash Surrender Value positive, with any unpaid Monthly Charges on the date of Lapse accruing interest, in most states, at an annual effective rate of 6% from the date of Lapse to the date of reinstatement, plus payment of an amount equal to three current Monthly Charge deductions.

For Policies issued on a last survivor basis, if only one person insured by the Policy is living, you can’t reinstate the Policy if the other person died while the Policy wasn’t in force.

The effective date of reinstatement is the later of the date the application for reinstatement is approved by us or the date we receive the required payment for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the Lapse. The Policy Value on the date of reinstatement will increase by the amounts paid at reinstatement less any Outstanding Loan Amount repayment, any unpaid Monthly Charges with interest, and any Premium Tax Charge.

THE COMPANY AND THE FIXED ACCOUNT

TIAA-CREF LIFE INSURANCE COMPANY

We are a stock life insurance company located at 730 Third Avenue, New York, New York 10017-3206. We were organized under the laws of the State of New York on November 20, 1996. All of our stock is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management.

THE FIXED ACCOUNT

The Fixed Account is part of our general account. We own the assets in the general account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate Investment Accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account’s assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal less charges and deductions is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Fixed Account value will not share in the investment performance of our general account. We anticipate changing the current interest rate from time to time at our sole discretion. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate. Any amounts in the Fixed Account are subject to our financial strength and claims-paying ability.

We have not registered the Fixed Account with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account.

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THE SEPARATE ACCOUNT AND THE PORTFOLIOS

THE SEPARATE ACCOUNT

The Separate Account is established under New York law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the Securities and Exchange Commission.

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

The Separate Account is used to provide values and benefits for the Policy and other similar policies. The assets in the Separate Account are kept separate from our general account and our other separate accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account, to our general account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Policies and are not discussed in this prospectus.

THE PORTFOLIOS

The Separate Account invests in shares of certain Portfolios through various Investment Accounts. The Portfolios are open-end management investment companies registered with the Securities and Exchange Commission (the “SEC”) under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Portfolios by the SEC.

Before investing, carefully read the Portfolios’ prospectuses. The Portfolios’ prospectuses contain more information on each Portfolio’s investment objectives, strategies, limitations, risks, expenses and investment managers. In addition, the Portfolios’ prospectuses may detail additional fees, limitations or restrictions that may be imposed on the Investment Accounts and that we, in turn, may enforce against a Policy. The prospectus for each Portfolio is available by contacting us and on our website, www.tiaa-cref.org. In addition, if you receive a summary prospectus for a Portfolio, you may obtain a full statutory prospectus by referring to the contact information for the Portfolio company on the cover page of the summary prospectus.

Payments from Portfolios

We (and our affiliates) may receive payments, which may be significant, from some or all of the Portfolios, their investment managers, distributors or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Policy and, in our role as an intermediary, the Portfolios. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the management fee deducted from Portfolio assets. Policy owners, through their indirect investment in the Portfolios, bear the costs of these management fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive may be based upon a percentage of the Portfolio’s assets owned by the Investment Accounts. These percentages differ from Portfolio to Portfolio, and currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Policies.

Certain service providers to the Portfolios may make payments to reimburse the Company, TPIS and/or their affiliates for the costs of printing and distributing to Owners shareholder reports and other materials relating to the Portfolios.

Some of the Portfolios have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act. (See “Annual Portfolio Operating Expenses”.) Under these plans, we or our affiliates may receive some or all of a Portfolio’s 12b-1 fees. These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Policies. These payments are deducted from the assets of the Portfolios; therefore, they decrease the Portfolios’ investment return.

Selection of Portfolios

We select the Portfolios based on several criteria, including asset class coverage, the strength of the investment manager’s (or sub-adviser’s) reputation and record, investment performance and ability to make payments to us as described above. We may, subject to any applicable law, make certain changes to the Investment Accounts offered in your contract. We may offer new Investment Accounts or stop offering existing Investment Accounts. New Investment Accounts may be made available to existing contract owners and Investment Accounts may be closed to new or subsequent Premium Payments, transfers or allocations. In addition, we may also liquidate the shares of any Investment Account, substitute the shares of one Portfolio held by an Investment Account for another and/or merge Investment Accounts or cooperate in a merger of Portfolios. To the extent required by the Investment Company Act of 1940, we may be required to obtain SEC

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	25

approval or your approval. The Portfolios may also undergo changes, such as changes in investment policies, or reorganizations or liquidations, in which case the Portfolios you choose may have different characteristics or your Policy Value could end up allocated to a different Portfolio. You will be notified about this type of change.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You are responsible for choosing your Investment Accounts and your allocations so that they are appropriate for your specific circumstances, including your goals, financial situation and risk tolerance. You should monitor and periodically review your Investment Account selections and allocations to determine if they are still appropriate.

Portfolio Investment Managers and Investment Objectives

The following table summarizes each Portfolio’s investment objective(s). There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of risks and expenses, in the Portfolio prospectuses. You should read these prospectuses carefully.

Portfolio	Investment Manager	Investment Objective
TIAA-CREF Life Bond Fund	Teachers Advisors, Inc.	Seeks as favorable a long-term return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.
TIAA-CREF Life Growth Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.
TIAA-CREF Life Growth & Income Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return through both capital appreciation and investment income primarily from income-producing equity securities.
TIAA-CREF Life International Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.
TIAA-CREF Life Large-Cap Value Fund	Teachers Advisors, Inc.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities of large domestic companies.
TIAA-CREF Life Money Market Fund[1]	Teachers Advisors, Inc.	Seeks high current income consistent with maintaining liquidity and preserving capital.
TIAA-CREF Life Real Estate Securities Fund	Teachers Advisors, Inc.	Seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.
TIAA-CREF Life Small-Cap Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.
TIAA-CREF Life Social Choice Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.
TIAA-CREF Life Stock Index Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.
Calamos Growth and Income Portfolio	Calamos Advisors LLC	Seeks high long-term total return through growth and current income.
Credit Suisse Trust—Commodity Return Strategy Portfolio[2,3]	Credit Suisse Asset Management, LLC	Seeks total return.
Credit Suisse Trust—International Equity Flex III Portfolio[2]	Credit Suisse Asset Management, LLC	Seeks capital appreciation.
Credit Suisse Trust—U.S. Equity Flex I Portfolio[2]	Credit Suisse Asset Management, LLC	Seeks capital growth.

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Portfolio	Investment Manager	Investment Objective
Delaware VIP Diversified Income Series—Standard Class	Delaware Management Company	Seeks maximum long-term total return consistent with reasonable risk.
Delaware VIP International Value Equity Series—Standard Class	Delaware Management Company	Seeks long-term growth without undue risk to principal.
Delaware VIP Small Cap Value Series—Standard Class	Delaware Management Company	Seeks capital appreciation.
Franklin Income Securities Fund—Class 1	Franklin Advisers, Inc.	Seeks to maximize income while maintaining prospects for capital appreciation.
Franklin Small-Mid Cap Growth Securities Fund—Class 1	Franklin Advisers, Inc.	Seeks long-term capital growth.
Mutual Shares Securities Fund—Class 1	Franklin Mutual Advisers, LLC	Seeks capital appreciation with income as a secondary goal.
Templeton Developing Markets Securities Fund—Class 1	Templeton Asset Management Ltd.	Seeks long-term capital appreciation.
ING Clarion Global Real Estate Portfolio—Class I	ING Investments, LLC ING Clarion Real Estate Securities (sub-advisor)	Seeks high total return consisting of capital appreciation and current income.
Janus Aspen Forty Portfolio—Institutional Shares	Janus Capital Management LLC	Seeks long-term growth of capital.
Janus Aspen Overseas Portfolio—Institutional Shares	Janus Capital Management LLC	Seeks long term growth of capital.
Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares	Janus Capital Management LLC Perkins Investment Management LLC (sub-adviser)	Seeks capital appreciation.
Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II	Prudential Investments, LLC Jennison Associates LLC (sub-adviser)	Seeks long-term growth of capital.
Prudential Series Fund—Natural Resources Portfolio—Class II	Prudential Investments, LLC Jennison Associates LLC (sub-adviser)	Seeks long-term growth of capital.
Prudential Series Fund—Value Portfolio—Class II	Prudential Investments, LLC Jennison Associates LLC (sub-adviser)	Seeks capital appreciation.
Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC ClearBridge Advisors, LLC (sub-advisor)	Seeks capital appreciation.
Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC Western Asset Management Company (sub-advisor) (Formerly Salomon Brothers Asset Management Inc.)	Seeks to maximize total return, consistent with the preservation of capital.
Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC ClearBridge Advisors, LLC (sub-advisor)	Seeks long-term growth of capital.
MFS Growth Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation.
MFS Global Equity Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation.
MFS Investors Growth Stock Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation.
MFS Utilities Series—Initial Class	Massachusetts Financial Services Company	Seeks total return.
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	Neuberger Berman Management LLC Neuberger Berman LLC (sub-adviser)	Seeks growth of capital.
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	Neuberger Berman Management LLC Neuberger Berman LLC (sub-adviser)	Seeks growth of capital.
PIMCO VIT All Asset Portfolio—Institutional Class	Pacific Investment Management Company LLC Research Affiliates, LLC (sub-adviser)	Seeks maximum real return, consistent with preservation of real capital and prudent investment managements.
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	27

Portfolio	Investment Manager	Investment Objective
PIMCO VIT Real Return Portfolio—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PVC Equity Income Account—Class 1	Principal Management Corporation Edge Asset Management, Inc. (sub-advisor)	Seeks to provide a relatively high level of current income and long-term growth of income and capital.
PVC MidCap Blend Account—Class 1	Principal Management Corporation Principal Global Investors, LLC (sub-advisor)	Seeks long-term growth of capital.
Royce Capital Fund Micro-Cap Portfolio—Investment Class	Royce & Associates, LLC	Seeks long-term growth of capital.
Royce Capital Fund Small-Cap Portfolio—Investment Class	Royce & Associates, LLC	Seeks long-term growth of capital.
Wanger International	Columbia Wanger Asset Management, LLC	Seeks long-term capital appreciation.
Wanger Select	Columbia Wanger Asset Management, LLC	Seeks long-term capital appreciation.
Wanger USA	Columbia Wanger Asset Management, LLC	Seeks long-term capital appreciation.

[1]

There is no assurance that this Portfolio will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based insurance charges, the yield on this Investment Account may become low and possibly negative.

[2]

Effective April 12, 2010, the Credit Suisse Trust-Commodity Return Strategy Portfolio, Credit Suisse Trust-International Equity Flex III Portfolio, and the Credit Suisse Trust-U.S. Equity Flex I Portfolio were closed to new allocations to the Contract, including allocations by transfer from other available Contract Allocation Options.

[3]

On July 7, 2010, TIAA-CREF Life, on behalf of the Separate Account, filed an Application with the SEC to permit us to automatically transfer, on an effective date to be determined after SEC approval of the Application, any Contract values remaining in the Credit Suisse Trust Commodity Return Strategy Portfolio to Class II Shares of the Natural Resources Portfolio of The Prudential Series Fund (the “Substitution”). Once the SEC approves the Application, we will notify affected Contractowners of the effective date of the automatic transfers. We expect to complete these transfers in mid-2011.

Contractowners currently invested in the Commodity Return Strategy Portfolio may already transfer those contract values to any other Allocation Option offered by the Contract. Contractowners may continue to exercise such transfers until the effective date of the Substitution. On the effective date of the Substitution, any Contract value remaining in the Commodity Return Strategy Portfolio will be automatically transferred to the Natural Resources Portfolio and the Commodity Return Strategy Portfolio will cease to exist as a subaccount under the Separate Account and Contract. All such transfers will not be subject to any charge to Contractowners and will not be affected by any transfer limits which may be imposed by the Contract. (The only Contract transfer limits relate to market timing and frequent trading.) Contractowners whose Contract value in the Commodity Return Strategy Portfolio is automatically transferred to the Natural Resources Portfolio as a result of the Application may, at any time thereafter, reallocate Natural Resources Portfolio allocations to any other Contract Allocation Option. Such transfers will be subject to any transfer limits which may be imposed by the Contract.

Note that the prospectuses for the Portfolios provide information for other portfolios that are not available through the Policies. When you consult the Portfolio prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

The Portfolios or their managers have advised us that these Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios that are sold directly to the public, which may have similar or nearly identical names. However, the investment objectives and policies of certain Portfolios available under the Policy may be very similar to the investment objectives and policies of other funds that are or may be managed by the same investment manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment manager, the same investment objectives and policies, and/or a very similar or nearly identical name.

Please read the prospectuses to obtain more complete information regarding the Portfolios. Keep this prospectus and the Portfolios’ prospectuses for future reference.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to take certain actions that we deem necessary to serve your best interests and appropriate to carry out the purposes of this Policy. When required by law, we will obtain approval by you, the SEC, and/or any appropriate regulatory authority. The actions that we may take include:

•	deregistering the Separate Account under the 1940 Act;

•	operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;

•	taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

28	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

•	adding, combining or removing Investment Accounts in the Separate Account;

•

substituting, for the Portfolio shares held in any Investment Account, the shares of another class issued by the Portfolio, or the shares of another investment company or series thereof or any other investment permitted by law;

•	changing the way we deduct or collect charges under the Policy, but without increasing the charges unless and to the extent permitted by other provisions of this Policy;

•	modifying this Policy as necessary to ensure that it continues to qualify as life insurance under Section 7702 of the Code;

•	making any other necessary technical changes in the Policy in order to conform with any action we are permitted to take; and

•	adding to, eliminating, or suspending your ability to allocate Net Premiums or transfer the unloaned Policy Value into any Allocation Option.

We can add new Investment Accounts in the future that would invest in other Portfolios, funds or other investment vehicles. We don’t guarantee that the Separate Account, any existing Investment Account, or any Investment Account added in the future will always be available. We reserve the right to add or close Investment Accounts, substitute another Portfolio, fund or other investment vehicle without your consent, or combine Investment Accounts or Portfolios. A substituted Portfolio, fund or investment vehicle may have different fees and expenses. Substitutions and Investment Account closings may be made with respect to existing investments or the investment of future Premiums, or both. However, no substitution will be made without any necessary approval of the SEC. A Portfolio also may discontinue offering its shares to the Investment Accounts. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account and the Policy.

We will notify you if any of these changes result in a material change in the underlying investments of an Investment Account of the Separate Account to which any part of your Policy Value is allocated. Details of any such change will be filed with any regulatory authority where required and will be subject to any required approval.

If you object to a material change and a portion of your Policy Value is attributable to the affected Investment Account, then you may transfer that value into:

•	another Investment Account; or

•	the Fixed Account.

To effect such transfers, we must receive your Acceptable Request at our Administrative Office within 60 days of the postmarked notice of material change. We will not deduct any applicable transfer charge for this transaction.

VOTING PORTFOLIO SHARES

The Separate Account is the legal owner of the shares of the Portfolios offered in connection with your contract. It therefore has the right to vote its shares at any meeting of the Portfolios’ shareholders. Generally, open-end investment companies, such as the Portfolios, do not hold annual meetings of shareholders. However, if and when a Portfolio informs us on a timely basis that a shareholder meeting will be held, we will give you the right to instruct us how to vote the shares attributable to your Policy. If we don’t receive timely instructions from you, we will vote your shares in the same proportion as the voting instructions received on all outstanding Policies. Please note that the effect of proportional voting is that a small number of Owners may control the outcome of a vote. We may vote the shares of the Portfolios in our own right in some cases, if we determine that we may legally do so.

CHARGES AND DEDUCTIONS

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume. Charges and deductions allow us to provide you services, but have the effect of reducing your Policy Value and death benefits.

We may waive, reduce, or vary any Policy charges under circumstances in which our expenses are expected to be lower. The amount of the variations and the conditions under which we grant them may change from time to time. These variations generally reflect cost savings over time that we anticipate for Policies sold under certain circumstances, including when Policies are sold to a group or sponsored arrangement.

Services and Benefits We Provide:

•	the death benefit, cash, and loan benefits under the Policy;

•	Allocation Options, including Premium allocation;

•	administration of elective options; and

•	the distribution of reports to Owners.

Costs and Expenses We Incur:

•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders);

•	overhead and other expenses for providing services and benefits;

•	sales and marketing expenses; and

•

other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local income, premium, and other taxes and fees.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	29

Risks We Assume:

•	that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the Insured(s) die(s) sooner than we estimate;

•	that the cost of providing the services and benefits under the Policies exceed the charges we deduct and

•	that our investment returns in the general account will be less than the interest rate credited in the Fixed Account.

PREMIUM TAX CHARGE

Prior to allocation of Premium, we deduct a specific Premium Tax Charge from each Premium to compensate us for certain taxes applicable to the state of contract issue and credit the remaining amount (the Net Premium) according to your allocation instructions. Premium Tax Charges vary from state to state and can range from 0.00% to 3.50%.

MONTHLY CHARGE

We deduct a Monthly Charge from the Policy Value on the Policy Date and on each Monthly Charge Date prior to the Final Policy Date to compensate us for underwriting, issue, and administrative expenses and for the Policy’s insurance coverage, including Rider benefits, if any. We will make deductions from the Fixed Account, and then, if not available, each Investment Account on a pro rata basis (i.e., in the same proportion that the value in each Investment Account bears to the Cash Surrender Value prior to the deduction). Alternatively, we will make deductions from specific Investment Accounts and/or the Fixed Account based upon your instructions. If an Allocation Option you have specified no longer has any value from which to deduct the Monthly Charge, then we will deduct the Monthly Charge allocated to this Allocation Option pro rata from the other Allocation Options you have specified, unless you provide us with new instructions. If no Allocation Options you have specified have any value, then we will deduct the Monthly Charge from all of your other Allocation Options that still have value on a pro rata basis, unless you provide us with new instructions. Because portions of the Monthly Charge can vary from month to month, the Monthly Charge will also vary.

If the Policy Date is set prior to the Issue Date, a Monthly Charge will accrue on the Policy Date and on each Monthly Charge Date until and including the Issue Date. On the Issue Date, these accrued Monthly Charges will be deducted from the Policy Value. We will then deduct a Monthly Charge from the Policy Value on each Monthly Charge Date thereafter as described above.

The Monthly Charge has three components:

•	a monthly policy fee (applicable only to Policies issued on a single life basis, and applicable only to certain Issue Ages on such Policies)

•	the monthly cost of insurance charge; and

•	charges for any Riders (as specified in the applicable Rider).

Monthly Policy Fee. We assess a monthly policy fee only on Policies issued on a single life basis to compensate us for certain administrative and operating expenses of such Policies with younger Issue Ages.

The annualized policy fee of $120 applies for Issue Ages 0–17. In no event will the policy fees imposed exceed this amount. We reserve the right to reduce or waive the policy fee for particular Policies when we anticipate that our administrative and operating expenses will be lower.

Cost of Insurance. We assess a monthly cost of insurance charge to compensate us for providing the death benefit. We may use part of the monthly cost of insurance charge to recover sales and promotional expenses arising from the issuance of the Policy. In some states, the cost of insurance charge may be divided into a cost of insurance charge and a common risk expense charge.

The charge depends on a number of variables (including Issue Age(s) of the Insureds, Underwriting Class(es), Policy Year, Policy Value, death benefit option, Face Amount, sex (in most states), and, whether the Policy is as single life or last survivor Policy) that would cause it to vary from Policy to Policy and from Monthly Charge Date to Monthly Charge Date. See “Riders and Endorsements—Level Cost of Insurance Endorsement.”

The cost of insurance charge is equal to:

•	the monthly cost of insurance rate; multiplied by

•	the Net Amount at Risk for your Policy on the Monthly Charge Date.

The Net Amount at Risk is equal to:

•	the death benefit on the Monthly Charge Date divided by 1.00246627; minus

•	the Policy Value on the Monthly Charge Date.

The Monthly Charge for any Rider may be calculated either before or after the monthly cost of insurance charge. Any Rider attached to the Policy will specify the order in which we calculate the Monthly Charge for that Rider.

We calculate the cost of insurance charge separately for the Initial Face Amount and for any increase in Face Amount. If we approve an increase in your Policy’s Face Amount, then a different Underwriting Class and a different cost of insurance rate may apply to the increase, based on the Insured’s (for a single life Policy) or each Insured’s (for a last survivor Policy) circumstances at the time of the increase.

We also calculate the Net Amount at Risk separately for the Initial Face Amount and for any increase in Face Amount. In determining each Net Amount at Risk, we allocate the Policy Value among the Initial Face Amount and any increments of Face Amount in proportion to the total Face Amount. If the death benefit is increased because of the requirements of Section 7702 of the Code, we will allocate such increase among the Initial Face Amount and any

30	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

increments of Face Amount in proportion to the total Face Amount. The Net Amount at Risk is affected by investment performance, loans, payment of Premiums, policy fees and charges, the death benefit option, partial withdrawals, and changes in Face Amount.

Cost of Insurance Rates. We base the cost of insurance rates on the Insured’s (for a single life Policy) or each Insured’s (for a last survivor Policy) Underwriting Class(es), Issue Age(s), Face Amount, death benefit option, number of full years insurance has been in force, sex (in most states), and, whether the Policy is as single life or last survivor Policy. The rates do not change upon the first death. The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. We reserve the right to change monthly cost of insurance rates; however, these rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 2001 Commissioners Standard Ordinary Mortality Table, Age Last Birthday, Smoker or Nonsmoker or Smoker-Aggregate, Male or Female. For Insureds with Issue Ages less than 18, these guaranteed rates are based on the 2001 Commissioners Standard Ordinary Mortality Table for single life Policies, Male or Female. Separate scales of the guaranteed maximum cost of insurance rates apply to substandard risk classifications or Policies with flat or temporary extra mortality charges. For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on the Insured’s (for a single life Policy) or each Insured’s (for a last survivor Policy) Attained Age(s), Underwriting Class(es), Policy Year and a blend of the 2001 Commissioners Standard Ordinary Mortality Table for Males and Females. Any change in the cost of insurance rates will be on a uniform basis for all Insureds of the same sex, Underwriting Class, Issue Age, Face Amount, death benefit option, and number of full years insurance has been in force.

Underwriting Class. The Underwriting Class of an Insured will affect the cost of insurance rates, as will the incurrence of any flat or temporary extra mortality charges. We currently place Insureds into one of the following classes: preferred plus non-tobacco, preferred non-tobacco, select non-tobacco, or standard tobacco. Insureds can also be placed into one of a number of substandard non-tobacco or substandard tobacco classes. Substandard classes reflect higher mortality risks.

•

In an otherwise identical Policy, an Insured in the preferred plus or preferred class will have a lower cost of insurance rate than an Insured in a select class, and an Insured in a select class will have a lower cost of insurance rate than an Insured in a substandard class.

•

Juveniles will be classified using a blended standard tobacco and non-tobacco “unismoke” rate. This “unismoke” rate will be in force for the life of the Policy, even once the Insured reaches Attained Age 18.

•	Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers in the same Underwriting Class.

Charges for Riders. The Monthly Charge includes charges for any supplemental insurance benefits you add to your Policy by Rider.

SURRENDER CHARGES

We do not deduct any Surrender charges if you Surrender the Policy.

PARTIAL WITHDRAWAL CHARGES

We will deduct $20 for a partial withdrawal.

DAILY CHARGES

We deduct daily charges from each Investment Account (but not the Fixed Account) to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur.

The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses that we incur will exceed the charges we set in the Policy. Currently, we deduct this mortality and expense charge daily at the following annual rates:

•	0.95% if the value of Units in all Investment Accounts is less than $100,000;

•	0.65% if the value of Units in all Investment Accounts is from $100,000 to $500,000; and

•	0.35% if the value of Units in all Investment Accounts is over $500,000.

•	In Policy Years 21 and later, the annual rate is 0.35% regardless of the value of Units in all Investment Accounts.

The annual rate shall be determined for a Policy month by the value of Units in the Investment Accounts as of the previous Monthly Charge Date.

TRANSFER CHARGE

We currently allow you to make 12 transfers among the various Allocation Options and Investment Accounts each Policy Year with no additional charge.

•	We may deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate us for the cost of processing these transfers.

•	For purposes of assessing the transfer charge, we consider each Acceptable Request to be one transfer, regardless of the number of Allocation Options affected by the transfer.

•	We deduct the transfer charge from the Allocation Option to which a transfer was most recently made.

•

Transfers due to dollar cost averaging, automatic account rebalancing, loans, or the initial reallocation from the Money Market Account do not count as transfers for the purpose of assessing any transfer charge.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	31

ACCELERATED DEATH BENEFIT FEE

If you qualify for and elect to receive a one-time lump-sum accelerated death benefit payment, the benefit you receive equals your selected amount of accelerated death benefit minus unpaid Policy expenses, minus Outstanding Loan Amounts, minus one year of interest (equal to the yield on a 90-day Treasury bill on the date we approve your application for this benefit) and minus an administrative expense charge not to exceed $200. For more information on accelerated death benefits, see “Death Benefit—Accelerated Death Benefit.”

LOAN INTEREST CHARGE

We charge you interest in arrears (the “charged interest rate”) on a loan at an interest rate of 5%. We also credit interest on amounts in the Loan Account (the “earned interest rate”) at a fixed annual earned interest rate of 4.35% for Policy Years 1-10. For Policy Years 11 and thereafter, we will credit interest on amounts in the Loan Account at a current annual earned interest rate of 4.80%. Due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

PORTFOLIO EXPENSES

Each Investment Account purchases shares of the corresponding Portfolio at net asset value. The Portfolios deduct management fees and other expenses from their assets. The value of the net assets of each Investment Account reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Investment Account invests. Portfolio expenses are paid by each portfolio before TIAA-CREF Life is provided with the Portfolio’s net asset value. TIAA-CREF Life then deducts Separate Account charges from the corresponding Investment Account. Portfolio expenses may change periodically. For further information, consult the Portfolios’ prospectuses.

ADVISORY FEES

In certain situations, as agreed to between you and a registered investment adviser, Advisory Fees may be deducted each quarter from specified Allocation Options to compensate an adviser for any management of your Policy. The fees may be deducted from the Fixed Account and/or all of the Investment Accounts (except the Loan Account) in proportion to the Policy Value in each Allocation Option (pro rata) or they can be deducted from designated Investment Accounts as specified by you. These fees may be considered withdrawals from the Policy for tax purposes. Please see “Federal Tax Considerations” below and consult with your personal tax adviser. These fees will go to individual registered investment advisers who are not affiliated with the Separate Account or the Company. These fees are not the investment advisory fees paid by the underlying Portfolios. No charges will be assessed by us for the withdrawal of these fees and the face amount will not be reduced by the amount of these fees.

FEDERAL TAX CONSIDERATIONS

Introduction. The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (“IRS”).

Tax Status of the Policy. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Although guidance as to how these requirements are to be applied is limited, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk) and Policies insuring two lives, and there is therefore more uncertainty as to those contracts, particularly if you pay the full amount of Premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policies do not give Owners investment control over Separate Account assets. We reserve the right to modify the Policies should such a modification become necessary to prevent an Owner from being treated as the Owner of a pro rata share of the assets in the Separate Account.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

Changes to Comply with the Law. So that your Policy continues to qualify as life insurance under the Code or to

32	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

avoid having the Policy become a MEC, we reserve the right to limit or refund all or part of your Premium payments. We may refuse to allow you to make partial withdrawals that would cause your Policy to fail to qualify as life insurance under the Code. We also may:

•	make changes to your Policy or its Riders; or

•	make distributions from your Policy to the degree that we deem necessary to qualify your Policy as life insurance for tax purposes.

If we make any changes of this type, we will make similar changes to all affected Policies.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

In General. We believe that Death Benefit Proceeds under a Policy generally are excludable from the gross income of the Beneficiary for federal income tax purposes. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted as to these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. (The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences.) When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a MEC.

Modified Endowment Contracts (MEC). Under the Internal Revenue Code, certain life insurance contracts are classified as MECs with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. The Policy will be a MEC if the Premiums we receive are greater than the “seven-pay limit” as determined under Section 7702A of the Code. The “seven-pay limit” means that, during the first seven years of the Policy, the sum of the actual Premiums paid may not exceed the sum of the “seven-pay premiums.” Generally, the “seven-pay premium” is the level annual premium, such that if it were paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. See the section entitled “Premiums—Premium Limitations” for an example of how the “seven-pay limit” would work. Under this test, a Policy may or may not be a MEC, depending on the amount of Premiums paid during each of the Policy’s first seven years.

Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. For example, a reduction in benefits during the first seven contract years for a Policy issued on a single life, or at any time for a Policy issued on two or more lives, may cause the Policy to be classified as a MEC. Moreover, if there is a “material change” in the Policy’s benefits or other terms, the Policy may have to be restated as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. A Policy that is acquired in exchange for a life insurance contract classified as a MEC prior to the exchange will be classified as a MEC. A Policy that is acquired in exchange for a life insurance contract not classified as a MEC prior to the exchange will generally not be classified as a MEC if no Premiums are paid under the Policy during the first seven Policy Years after the exchange. A current or prospective Owner should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

If a Policy becomes a MEC, all distributions during the contract year in which the Policy becomes a MEC will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Multiple Policies. All MECs that are issued (or that subsequently become a MEC) by us or our affiliates to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than Death Benefit Proceeds, including distributions upon full or partial Surrenders and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly, as described above.

•

A 10% additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	33

You should consult a tax adviser to determine if you may be subject to the 10% penalty tax on any distribution or loan that you receive under the Policy.

Distributions Other Than Death Benefits From Policies That Are Not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Policy that is not classified as a MEC are generally treated first as a recovery of the Owner’s investment in the Policy and, only after the recovery of all investment in the Policy, as taxable income. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

Finally, distributions and loans from or secured by a Policy that is not a MEC are not subject to the 10% additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free. The amount of charges that pay for the Waiver of Monthly Charges Rider will reduce the investment in the contract. When a loan is taken out under a Policy that is a MEC, your investment in the Policy is increased by the amount of the loan that is treated as a taxable distribution.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is Surrendered, canceled, or allowed to Lapse, the amount of the outstanding indebtedness (plus accrued interest) will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Overloan Protection Endorsement. If you are contemplating the purchase of the Policy with the Overloan Protection Endorsement, you should be aware that the tax consequences of the Overloan Protection Endorsement have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Endorsement causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Endorsement.

Withholding. Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies us of that election. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Life Insurance Purchases by Residents of Puerto Rico. Income received by residents of Puerto Rico under a Policy will be U.S.-source income that is generally subject to United States federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Owners who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner’s country of citizenship or residence. Prospective purchasers who are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Section 1035 Exchanges. Code section 1035 generally provides that no gain or loss shall be recognized by the Owner on the exchange of one life insurance contract for another life insurance contract, an annuity contract or an endowment contract. Contracts subject to tax rules in effect prior to certain legislative changes are likely to be treated as new contracts for purposes of both section 7702, which establishes the tests for whether a contract is a life insurance contract for federal income tax purposes, and section 7702A, which provides the criteria for determining whether a contract is a MEC. Prospective purchasers wishing to take advantage of section 1035 should consult their tax advisers.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect

34	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

beneficiary under such contract. It is the employer’s responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust, or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to this tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy owned the Policy. If the Owner was not the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s (on a single life Policy) or the Last Surviving Insured’s (on a last survivor Policy) estate if the Insured (on a single life Policy) or the Last Surviving Insured (on a last survivor Policy) neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state, and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping, and other taxes. A tax adviser should be consulted about these consequences.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the “2010 Act”) increases the federal estate tax exemption to $5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at 35%; and increases the generation-skipping transfer (“GST”) tax exemption to $5,000,000 and reduces the GST tax rate to 35%. Commencing in 2012, these exemption amounts will be indexed for inflation.

The estate, gift, and GST provisions of the 2010 Act are only effective until December 31, 2012, after which the provisions will sunset, and the federal estate, gift and GST taxes will return to their pre-2001 levels, resulting in

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	35

significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Accelerated Death Benefits. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. However, you should consult a qualified tax adviser about the consequences of receiving a payment under this benefit.

Tax Treatment of Policy Split. The Policy Split Rider permits a Policy issued on a last survivor basis to be split into two individual Policies. It is not clear whether exercising the Policy Split Rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as Modified Endowment Contracts. A tax adviser should be consulted before exercising the Policy Split Rider.

Possible Tax Law Changes. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

OUR INCOME TAXES

Under current federal income tax law, as a life insurance company we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These other taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes. If we charge for such taxes in the future, such charges will be imposed on all affected Policies.

RIDERS AND ENDORSEMENTS

Riders offer supplemental benefits under the Policy. Most Riders are subject to age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. We deduct any Monthly Charges for Riders from the Policy Value as part of the Monthly Charge. Riders provide fixed benefits that do not vary with the investment performance of the Separate Account. Riders may not be available in all states. Please contact us for additional information.

Institutional Charitable Benefit Rider. This Rider is available both for a Policy issued on a single life or a Policy issued on a last survivor basis. This Rider provides that an amount equal to 1.00% of the Face Amount of a Policy will be paid to an Eligible Institution of higher learning or a research institution whose primary purpose is pursuing scientific or medical research designated by you upon the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy. This amount is in addition to the full Death Benefit Proceeds of the Policy and will be paid by us; there will be no deduction from the Death Benefit Proceeds to pay this amount.

The Owner may only elect this Rider before the Issue Date of the Policy. Once the Rider is elected, the Owner may change the designated Eligible Institution of higher learning or research institution by submitting an Acceptable Request. The Owner may terminate this Rider at any time by submitting an Acceptable Request.

There is no charge for this Rider.

The Institutional Charitable Benefit may have tax consequences.

Overloan Protection Endorsement. This optional Rider is available both for a Policy issued on a single life basis or a Policy issued on a last survivor basis. This Rider guarantees the Policy will not lapse if it ever becomes overloaned. The Policy becomes overloaned on the first Monthly Charge Date that all of the following conditions are satisfied.

•	The Policy has been in force for at least ten years.

•	The attained age of the Insured on a single life Policy or the younger Insured on a last survivor Policy is at least 65.

•	Either the Policy tax test is the Cash Value Accumulation test, or the policy tax basis is zero.

•

The outstanding loan divided by the Policy Value exceeds an overloan limit that may vary by attained age, gender, and underwriting class. The Owner’s Policy overloan limit is stated in the Rider issued on the Policy.

Example: For a $750,000 Face Amount Policy with the Overloan Protection Endorsement issued to male Insured age 47 with a preferred underwriting class (for a single life Policy), the overloan limit in the 20th Policy Year is 97% of Policy Value; or for a $1,500,000 Face Amount Policy with the Overloan Protection Endorsement issued to male and female Insureds age 62 with preferred underwriting classes (for a last survivor Policy), the overloan limit in the 11th Policy Year is 97% of Policy Value. If the Outstanding Loan Amount exceeds 97% of the Policy Value on a Monthly Charge Date in the 11th Policy Year, and the other Rider conditions are satisfied, the Policy will become overloaned on that Monthly Charge Date and the benefits and terms of the Rider will apply. This example illustrates how the Overloan Protection Endorsement operates and may represent the terms of your Policy.

After the Policy becomes overloaned, no premiums may be paid, no withdrawals may be taken, no loans may be taken or repaid, and no advisory fees will be deducted. The death benefit will be the minimum death benefit required for your Policy to be in compliance with federal tax law. Please see

36	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

the section entitled “Death Benefit” for more information on the minimum death benefit. If the Policy tax test is the Guideline Premium Test, no Monthly Charges will be deducted. If the Policy tax test is the Cash Value Accumulation test, Monthly Charges will be deducted so the Policy should qualify as life insurance under federal tax law. However, any deductions that cannot be paid from the Cash Surrender Value will not cause the Policy to lapse and will not offset Death Benefit Proceeds.

There is no monthly charge to add this Rider to the Policy. However, if this Policy changes to overloaned status, at that time the Policy Value will be reduced to equal the outstanding loan and moved to a fixed interest account. Policy Value cannot be transferred out of this account and will receive an annual effective crediting rate of 3.00%. Policy loan interest will continue to accrue at the same 3.00% rate.

While this Rider is attached to the Policy, the maximum loan value of the Policy cannot exceed the Policy Value multiplied by the overloan limit.

If you are contemplating the purchase of the Policy with the Overloan Protection Endorsement, you should be aware that the tax consequences of the Overloan Protection Endorsement have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Endorsement causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Endorsement.

Waiver of Monthly Charges Rider. This Rider is available only for a Policy issued on a single life basis at issue for Issue Ages 18–60 and at Attained Age 18 for Issue Ages 0–17. This Rider waives the Monthly Charge while the Insured is Totally Disabled, as defined in the Rider, as long as the disability commenced prior to the Insured’s Attained Age 65 and has continued for at least six consecutive months without any period of recovery. We impose a charge for this Rider each month as part of the Monthly Charge. If you select this Rider, we increase the Monthly Charge by a percentage that depends on the Issue Age, Policy Year, and, in most states, sex of the Insured (the charge is higher for females than males). Additional restrictions and charges apply if you have selected this Rider and later increase your Face Amount.

Level Cost of Insurance Endorsement. This optional Rider is available only for a Policy issued on a single life basis. This Rider levels the cost of insurance (“COI”) rates applied to the Policy. If the Owner pays sufficient Premiums, the level COI rates will be guaranteed. This Rider may be added at Policy issue without any extra evidence of insurability beyond what is required for the Policy. We may offer the Rider after issue while the Policy is still in force and while there is an available level COI period for the Insured’s age, but evidence of insurability may be required at the time of Rider. The duration of the level COI period will be documented in the Rider.

Subject to state limitations, the level COI is available only to certain Issue Ages and for certain periods. It will not be available prior to Issue Age 18 and regardless of period, will not be issued past age 75. The level COI rates depend on the level COI period selected; the Face Amount of the Policy; and the gender, age, and Underwriting Class of the Insured. An increase in Face Amount while this Rider is in effect does not change the level COI period already selected, but the level COI rates applicable to the amount of the increase depend upon the level COI period selected, and the gender, age, and Underwriting Class of the Insured at the time the increased Face Amount is applied for.

There are no charges assessed to add this Rider, and this Rider does not have any cash value.

While the Owner has paid sufficient Premium into the Policy, the guaranteed maximum COI rates will equal the non-guaranteed level COI rates. While the Owner has not paid sufficient Premium, guaranteed maximum COI rates will be the greater of the non-guaranteed level COI rates and the guaranteed maximum COI rates that would apply under the Policy if the Rider were not attached. The Premium the Owner needs to pay to guarantee the level COI rates is provided in the Rider.

The Owner may terminate this Rider at any time at no additional cost. If the Owner doesn’t terminate this Rider, the Rider will terminate at the end of the level COI period assuming the Policy continues to stay in force until that time. When this Rider terminates, both the non-guaranteed and guaranteed COI rates for the Policy will be as if this Rider had never been attached to the Policy.

Policy Split Rider. This Rider is available only for Policies issued on a last survivor basis. This Rider allows the Owner to exchange the Policy for a new individual life insurance Policy on the life of each person insured by the Policy without evidence of insurability. Both people insured by the Policy must be living. There is no charge for this Rider.

The Owner can apply for an exchange when one of the following happens:

•	the two people insured by the Policy get divorced. The marriage must be dissolved by a final divorce decree issued by a court of competent jurisdiction.

•	a partnership between the two people or a corporation with only two shareholders insured by the Policy, who are not married to each other, dissolves.

The Policy and this option must be in force and the Policy must have a positive Cash Surrender Value on the date of the exchange.

The new Policies will be effective starting on the date of the exchange. Each new Policy will be based on the gender, age and most recent underwriting class of each person insured by the Policy on the date of the exchange. We’ll issue a new Policy on a single life basis to each Insured.

The Face Amount of each new Policy will be equal to half of the current Face Amount of the Policy. The death benefit option of each new Policy will be the same as for the Policy.

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We’ll deduct any outstanding loan amount for the Policy from your value. We’ll then transfer the remaining Policy Value equally to each new Policy on the date of the exchange.

The coverage under this option will end on the date the Owner ends or surrenders the Policy.

The tax consequences of exercising the Policy Split Rider are uncertain. You should consult a tax adviser before exercising the Policy Split Rider.

Estate Transfer Protection Rider. This Rider is available only for Policies issued on a last survivor basis. This Rider provides an additional death benefit until four years after the death of the first Insured to die. The additional death benefit is equal to the chosen Protection Percentage of the death benefit of the Policy. The death benefit of this Rider will automatically increase or decrease in direct proportion with the death benefit of the Policy. You can add this Rider to the Policy while both Insureds are living by submitting an application and providing evidence of insurability satisfactory to us.

We’ll pay this death benefit when we receive satisfactory proof that the Last Surviving Insured by the Policy died before this Rider’s expiration, provided the Policy and this Rider are in force. This Rider doesn’t have any Policy Value, and we don’t use it to calculate how much can be borrowed from the Policy. Charges for this Rider, however, will affect the Policy Value and how much can borrowed. We’ll deduct these charges only while this Rider is in force.

The cost of insurance charge for this Rider is part of the Monthly Charge for the Policy. These charges are deducted from the Policy Value while the Rider is in force. We calculate it on each Monthly Charge Date after we calculate the cost of insurance charge for the Policy. While this Rider is in force, the Owner may elect to change the Protection Percentage by providing us a written request. The Protection Percentage will be in whole numbers. It may be of a limited number of choices then offered by us. If it is a reduction in the Protection Percentage, that reduction will be effective on the next monthly anniversary date following our receipt of the request. If it is an increase in Protection Percentage, it will require evidence of insurability and only become effective if approved by us on the next monthly charge date following our approval.

The coverage under this Rider will end on one of the following dates, whichever occurs earlier:

•	four years after we receive written notification of the death of the first Insured to die, and

•	the date we receive at our administrative office a written request to us to end this Rider.

However, in no event will the Rider continue beyond whichever of the following occurs first:

•	the date of death of the Last Surviving Insured,

•	the date the grace period of the Policy ends and the Owner has not made the payment that is needed, or

•	the date the Owner ends or surrenders the Policy.

SALE OF THE POLICY

The Policy is offered continuously by Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA, which is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA. TPIS is considered the “principal underwriter” of interests in the Policy. Anyone distributing the Policy must be a registered representative of TPIS or an affiliate of TPIS like TIAA-CREF Individual and Institutional Services, LLC (“Services”), whose main offices are at 730 Third Avenue, New York, New York 10017-3206, or must have entered into an agreement with TPIS or Services to distribute the Policy. Although advisory fees may be paid to unaffiliated advisers in connection with the Policies, no sales commissions are paid in connection with the distribution of the Policies. Although the Company will pay TPIS a fee from its general account assets, this fee will include amounts derived from the Policy’s mortality and expense risk charge.

Any issues related to the servicing or administration of the Policy should be directed to the Administrative Office at 877 694-0305. Written customer complaints should be mailed to the Administrative Office.

ADDITIONAL INFORMATION

DELAYS IN PAYMENTS

We usually pay the amounts of any Surrender, partial withdrawal, Death Benefit Proceeds, loan or payments under a payment method within 7 days after we receive all applicable Acceptable Notices, and/or due proofs of death. However, we can postpone these payments if:

•

the New York Stock Exchange is closed for trading, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; or

•

an emergency exists, as a result of which the Securities and Exchange Commission determines that (A) the disposal of shares in an Investment Account’s corresponding Portfolio is not reasonably practicable, or (B) it is not reasonably practicable to fairly determine the value of the net assets of an Investment Account’s corresponding Portfolio; or

•	an Investment Account’s corresponding Portfolio otherwise suspends payment or redemption of its shares pursuant to an order of the Securities and Exchange Commission; or

•

you have submitted a check or draft to our Administrative Office, in which case we have the right to defer payment of Surrenders, partial withdrawals, Death Benefit Proceeds, or payments under a payment method until the check or draft has been honored.

If, pursuant to Securities and Exchange Commission rules, the TIAA-CREF Life Money Market Fund suspends

38	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, loan, surrender, or death benefit from the TIAA-CREF Life Money Market Sub-Account until the Fund is liquidated.

We have the right to defer payment of amounts from the Fixed Account for up to 6 months after receipt of Acceptable Notice, but will not defer a payment from the Fixed Account that is to be applied to pay required Premiums on other policies in force with us. (We pay interest at an annual rate from the effective date of the withdrawal, Surrender or loan if we delay any Fixed Account payment for 30 days or more. This annual rate will be the same rate as the Fixed Account’s guaranteed crediting rate. Interest must equal $25 or more before it will accrue or be paid.)

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions and thereby refuse to accept a Premium or any request for transfers, partial withdrawals, Surrenders, loans, or Death Benefit Proceeds, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

STATE VARIATIONS

This prospectus provides a general description of the Policy. Policies issued in your state may provide different features and benefits from, and impose a different cost than, those described in this prospectus. Notwithstanding any state variations, all material rights and obligations under the Policy are described in the prospectus. You should read the Policy carefully for any variations in your state. If you would like to review a copy of the Policy and endorsements, contact our Administrative Office.

PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy, the Separate Account and the Portfolios, presenting separate sets of values based on current and guaranteed charges, but do not deduct charges for any Riders.

LEGAL PROCEEDINGS

None of the Separate Account, the Company nor TPIS, is involved in any legal action or any pending or threatened lawsuits that it believes will have a materially adverse impact on it or on the Separate Account.

FINANCIAL STATEMENTS

Our financial statements and the financial statements for the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

GLOSSARY

Acceptable Notice or Request  The notice or request you must deliver to us at our Administrative Office to request or exercise your rights as Owner under the Policy. To be complete, each such notice or request must: (1) be in a form we accept; (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified (including your Policy number, your full name, the full name of the Insured(s), and your current address); and (3) be received at our Administrative Office.

Administrative Office  The office you must contact to exercise any of your rights under the Policy. You should send all payments and requests to: TIAA-CREF Life Insurance Company, Administrative Office, P.O. Box 724508, Atlanta, Georgia, 31139; Telephone: 877 694-0305.

Advisory Fee  An amount that is withdrawn from the Policy Value to pay a registered investment adviser who has an agreement with you. This fee is not charged by the Separate Account or the Company and does not refer to any investment advisory fees paid by the Portfolios underlying the Allocation Options. A withdrawal to pay Advisory Fees (like any other partial withdrawal) may have tax consequences. A tax adviser should be consulted about these consequences.

Allocation Options  The options you can choose from when you’re allocating Net Premiums under the Policy. The Allocation Options for the Policy include the Investment Accounts and the Fixed Account.

Attained Age  A person’s age on the Policy Date, plus the number of full Policy Years completed since the Policy Date. We increase “Attained Age” by one year on each Policy Anniversary.

Beneficiary  The person(s) you select to receive the Death Benefit Proceeds from the Policy.

Business Day  Any day that the New York Stock Exchange or its successor is open for trading. It usually ends at 4:00 PM Eastern Time or when trading closes on the New York Stock Exchange or its successor, whichever is earlier. If we receive your payment or request after the end of a Business Day, we’ll process it as of the end of the next Business Day. Certain restrictions may apply with respect to particular Portfolios.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	39

Cash Surrender Value  The amount we pay when you Surrender your Policy. It is equal to the Policy Value less any Outstanding Loan Amount.

Cash Value Accumulation Test  One of the two alternative tests under the Code to analyze whether a Policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

Code  The Internal Revenue Code of 1986, as amended, and its related rules and regulations or its successor statute.

Company (We, Us, Our)  TIAA-CREF Life Insurance Company.

Death Benefit Proceeds  The amount we pay to your Beneficiaries when we receive satisfactory proof of the death of the Insured on a single life Policy or both Insureds on a last survivor Policy. The amount equals the death benefit under the death benefit option you’ve chosen, minus any Outstanding Loan Amount and any overdue Monthly Charges.

Eligible Institution  An eligible institution of higher learning is generally any accredited postsecondary educational institution in the United States offering credit towards a bachelor’s degree, an associate’s degree, a graduate level or professional degree, or another recognized postsecondary credential, or that is eligible to participate in federal financial aid programs.

Face Amount  The dollar amount of insurance selected by the Owner. The Face Amount may be increased or decreased after issue, subject to certain conditions. The Face Amount may be affected by any accelerated death benefit payments, changes in death benefit options, and partial withdrawals. The Face Amount is a factor in determining the death benefit and certain charges.

Final Policy Date  The date the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 121. After the Final Policy Date, the death benefit will equal the Policy Value, we will not accept any additional Premiums, and we will not deduct Monthly Charges.

Fixed Account  An Allocation Option supported by our general account. Policy Value allocated to the Fixed Account earns at least 3% annual interest.

Grace Period  The period after which a Policy will Lapse if you do not make a sufficient payment. The Grace Period is 61 days.

Guideline Premium Test  One of the two alternative tests under the Code to analyze whether a Policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

Initial Face Amount  The Face Amount on the Issue Date.

Insured  A person whose life is insured by the Policy.

Investment Accounts  Each Investment Account is a sub-account of the Separate Account and invests its assets in shares of a corresponding Portfolio.

Issue Age  An Insured’s age as of his or her last birthday on or prior to the Policy Date.

Issue Date  The date on which the Policy is issued at our Administrative Office. This date is used to measure suicide and contestable periods.

Lapse  When your Policy terminates without value after a Grace Period. You may reinstate a Lapsed Policy, subject to certain conditions.

Last Surviving Insured  The Last Surviving Insured to die under a last survivor Policy.

Loan Account  The account within our general account to which we transfer Policy Value from the Allocation Options as collateral when you take out a Policy loan.

MEC  A Modified Endowment Contract, which is a special kind of life insurance policy as defined under the Code. A MEC doesn’t receive the same tax advantages as other life insurance policies.

Monthly Charge This is the monthly amount we deduct from the Policy Value on each Monthly Charge Date. The Monthly Charge includes the policy fee, cost of insurance charge and charges for any Riders.

Monthly Charge Date The day we deduct the Monthly Charge from your Policy Value. It’s the same date of each calendar month as the Policy Date, or it’s the last day of the month if that comes first.

Net Amount at Risk The Net Amount at Risk is equal to the death benefit on the Monthly Charge Date divided by 1.00246627; minus the Policy Value on the Monthly Charge Date.

Net Premium The portion of a Premium payment allocated to the Allocation Options. It equals the Premium less the Premium Tax Charge.

Outstanding Loan Amount The amount in the Loan Account plus any unpaid and accrued interest you owe.

Owner (You, Your) The person or entity with an interest or title to the Policy.

Policy A legal life insurance contract between the Owner and TIAA-CREF Life Insurance Company.

Policy Anniversary The same date of each calendar year as the Policy Date. If the Policy Date is February 29th and the current calendar year is not a leap year, the Policy Anniversary will be February 28th.

Policy Date The effective date of the Policy as set forth in the Policy. The Policy Date is used to determine Monthly Charge Dates and Policy Years. The Policy Date is generally the same as the Issue Date but, subject to state approval, may be another date agreed upon by us and the proposed Owner.

Policy Value The sum of your Policy’s values in the Investment Accounts, the Fixed Account, and the Loan Account.

Policy Year A year that starts on the Policy Date or on a Policy Anniversary.

40	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Portfolio An investment company that is registered with the Securities and Exchange Commission in which an Investment Account is invested. The Policy allows you to indirectly invest in series of investment companies that are listed on the front page of this prospectus.

Premiums All payments you make under the Policy other than repayments of Outstanding Loan Amounts.

Premium Tax Charge A charge deducted from each Premium payment to reimburse us for state premium tax costs. This Premium Tax Charge is based on the state of issue and will remain fixed throughout the life of your Policy.

Rider An amendment, addition, benefit or endorsement to the Policy that changes the terms of the Policy by: (1) expanding Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy’s coverage. A Rider that is added to the Policy becomes part of the Policy.

Right to Cancel Period The period shown on your Policy’s cover page during which you may examine and return the Policy to us at our Administrative Office and receive a refund. The length of the Right to Cancel Period varies by state.

Separate Account TIAA-CREF Life Separate Account, VLI-1. The Separate Account is divided into Investment Accounts, each of which invests in shares of a corresponding Portfolio.

Surrender To cancel the Policy by Acceptable Request from the Owner or the Owner’s assignee and return the Policy to us at our Administrative Office.

Totally Disabled Under the Waiver of Monthly Charges Rider: During the first two years of the disability, Totally Disabled means, due to sickness or bodily injury, the Insured on a single life Policy can’t carry out substantially all of the duties of the regular job or occupation he or she was trained for at the time the disability began. After two years of being disabled, Totally Disabled means, due to sickness or bodily injury, the Insured on a single life Policy can’t carry out substantially all of any job that he or she is reasonably qualified for based on education, training or experience.

Underwriting Class A class we assign to the Insured on a single life Policy or both Insureds on a last survivor Policy and use to calculate cost of insurance charges. Classes are based on health, tobacco use, and other non-medical factors. The classes are: preferred plus non-tobacco, preferred non-tobacco, select non-tobacco, and standard tobacco. There are also various substandard non-tobacco and substandard tobacco classes. These classes may include any flat or temporary extra mortality charges.

Unit A unit of measure used to calculate the amount of Policy Value in any Investment Account.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	41

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Additional Policy Information
B-2	The Policy
B-2	Our Right to Contest the Policy
B-2	Policy Cost Factors
B-2	Additional Ownership Rights
B-3	Additional Information on Dollar Cost Averaging
B-3	Suicide Exclusion
B-3	Misstatement of Age or Sex
B-4	Policy Termination
B-4	Additional Information on Sales of the Policies
B-4	Illustrations
B-4	Performance Data
B-5	Total Returns

B-5	Additional Information
B-5	Legal Developments Regarding Unisex Actuarial Tables
B-6	Reports to Owners
B-6	Safekeeping of Account Assets
B-6	Records
B-6	Legal Matters
B-6	Independent Registered Public Accounting Firm
B-6	Additional Information about the Company
B-7	Additional Information about the Separate Account
B-7	Management-Related Service Contracts
B-7	Potential Conflicts of Interest
B-7	Other Information
B-7	Financial Statements
B-8	Index to Financial Statements

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	42

For more information about Intelligent Life VUL and Intelligent Life Survivorship VUL

How to Reach Us

TIAA-CREF Website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org

24 hours a day, 7 days a week

Administrative Office

877 694-0305

8 a.m. to 6 p.m. ET, Monday–Friday

To learn more about the Policy, you should read the Statement of Additional Information (“SAI”) dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of the prospectus. The table of contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefit Proceeds, Cash Surrender Values, and Policy Values, or to request other information about the Policy, please call or write to us at our Administrative Office 877 694-0305.

The SAI has been filed with the SEC. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Policy and us. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Room 1580, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202 551-5850.

Investment Company Act of 1940

Registration File No. 811-10393

How to Request Electronic Delivery

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You can have prospectuses, annual reports, and semiannual reports sent to you.

How do I sign up for electronic delivery?

Just go to “LOG IN” from the TIAA-CREF home page at http://tiaa-cref.org. Enter your User ID and Password, select “MY PROFILE” at the top of your screen and then, select E-Delivery Preferences.

New User—go to “New User? Sign Up for Access” just below “LOG IN” and enter your contract number, last four digits of your Social Security number and date of birth. After you are set up, continue to “MY PROFILE” as above.

Have questions or need more information?

Call us at 877 694-0305 Monday through Friday from 8 a.m. to 6 p.m. (ET) or you can contact us at http://www.tiaa-cref.org/about/contact/.

Be sure to visit our website and sign up today. Make electronic delivery your preference.

TIAA-CREF Individual & Institutional Services, LLC and Teachers Personal Investors Services, Inc. distribute securities products.

©2010 TIAA-CREF Life Insurance Company (TIAA-CREF Life), 730 Third Avenue, New York, NY 10017

www.tiaa-cref.org	730 Third Avenue, New York, NY 10017-3206

STATEMENT OF ADDITIONAL INFORMATION

INTELLIGENT LIFE VUL

INTELLIGENT LIFE SURVIVORSHIP VUL

FLEXIBLE PREMIUM INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE POLICY and FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE POLICY

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Insurance Company

MAY 1, 2011

This Statement of Additional Information (“SAI”) contains additional information regarding a flexible premium variable universal life insurance policy (the “Policy”) offered by TIAA-CREF Life Insurance Company (the “Company” or “TIAA-CREF Life”). We issue the Policy on either a single life basis—as Intelligent Life VUL—or a last survivor life basis—as Intelligent Life Survivorship VUL. This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2011 and the prospectuses for the mutual funds that serve as Allocation Options for the Policy. You may obtain a copy of these prospectuses at no charge by writing us at: TIAA-CREF Life Insurance Company, P.O. Box 724508 Atlanta, GA 31139 or calling us toll-free at 877 694-0305. In addition, if you receive a summary prospectus for any fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Additional Policy Information
B-2	The Policy
B-2	Our Right to Contest the Policy
B-2	Policy Cost Factors
B-2	Additional Ownership Rights
B-3	Additional Information on Dollar Cost Averaging
B-3	Suicide Exclusion
B-4	Misstatement of Age or Sex
B-4	Policy Termination
B-4	Additional Information on Sales of the Policies
B-4	Illustrations
B-4	Performance Data
B-5	Total Returns

B-6	Additional Information
B-6	Legal Developments Regarding Unisex Actuarial Tables
B-6	Reports to Owners
B-6	Safekeeping of Account Assets
B-6	Records
B-6	Legal Matters
B-6	Experts
B-7	Additional Information about the Company
B-7	Additional Information about the Separate Account
B-7	Management-Related Services Contracts
B-7	Potential Conflicts of Interest
B-7	Other Information
B-7	Financial Statements
B-8	Index to Financial Statements

ADDITIONAL POLICY INFORMATION

THE POLICY

The Policy, application(s), Policy schedule pages, and any Riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are true to the best knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

OUR RIGHT TO CONTEST THE POLICY

In issuing the Policy, we rely on all statements made by or for you and/or an Insured in the application or in a supplemental application. Therefore, we may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, we will not contest the Policy after the Policy has been in force during the lifetime of the Insured(s) for 2 years from the Issue Date, except for nonpayment of Premium. Likewise, we will not contest any Policy change that requires evidence of insurability, or any reinstatement of the Policy, after such change or reinstatement has been in effect during the lifetime of the Insured(s) for 2 years. However, if we issue the Policy as a result of a conversion option from term insurance, we will measure the contestable period from the Issue Date of the term policy.

If your Policy Lapses and we reinstate it, we have the right to contest the validity of your Policy for two years from the date that it was reinstated. Once your reinstated Policy has been in force for two years from the reinstatement date during the lifetime of the Insured(s), we generally lose the right to contest its validity.

If you change the Death Benefit Option from A to B or C, we may contest the amount of any increase in the death benefit due to such change after such change has been in force during the lifetime of the Insured(s) for 2 years from the date the change takes effect. If the Face Amount has been increased subject to evidence of insurability, we will not contest such increase after it has been in force during the lifetime of the Insured(s) for 2 years from the date the increase takes effect. If we successfully contest a change from Death Benefit Option A to B or C or an increase in Face Amount subject to evidence of insurability, the death benefit will be what would have been payable had such change or increase not taken effect. We will refund to your Policy Value any additional cost of insurance, Policy fee, and rider charges associated with such increase or change.

POLICY COST FACTORS

We may change monthly cost of insurance rates, policy fees, Premium Tax Charges, mortality and expense risk charges, and any Rider charges. Any change will be determined in accordance with the procedures and standards on file with the insurance department of the state in which this Policy is delivered. Any changes in Policy cost factors will be based on changes in future expectations for (1) mortality; (2) expenses; (3) persistency; (4) investment earnings; (5) federal taxes; and (6) state or local taxes.

Changes in Policy cost factors will be determined prospectively, will not occur because of a change in an Insured’s health or occupation, and will not be made to recoup any prior losses. We will not change Policy cost factors more frequently than once a month. We will review the Policy for a class of Insureds to determine whether an adjustment in Policy cost factors should be made at least once a year for interest and at least once every five Policy Years for other Policy cost factors.

ADDITIONAL OWNERSHIP RIGHTS

You, as the owner, may exercise certain rights under the Policy, including the following:

Selecting and Changing the Beneficiary

•

You designate the Beneficiary (the person to receive the Death Benefit Proceeds when the Insured dies on a single life Policy or the Last Surviving Insured dies on a last survivor Policy) in the application.

B-2	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

•

There are two Beneficiary classes—primary and contingent. You may designate more than one Beneficiary in a class. If you designate more than one primary Beneficiary, then each primary Beneficiary that survives the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy shares equally in any Death Benefit Proceeds unless you instruct us otherwise in an Acceptable Notice.

•

If no primary Beneficiaries survive the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, then all those named as contingent Beneficiaries who are still alive will receive an equal portion of the Death Benefit Proceeds, unless you instruct us otherwise in an Acceptable Notice.

•

If there is not a designated Beneficiary surviving at the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, we will pay the Death Benefit Proceeds in a lump sum to you, if living, or to your estate.

•

You may also designate a Beneficiary as revocable or irrevocable. The consent of any irrevocable Beneficiary is needed to exercise any Policy rights except changing the amount or timing of Premiums, reinstating the Policy, changing Premium allocations, and transferring among Allocation Options.

•	You can change a revocable Beneficiary by providing us with Acceptable Notice while an Insured is alive.

•

The change in revocable beneficiary is effective as of the date you complete an Acceptable Notice, regardless of whether the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy is alive when we receive the notice.

•	We are not liable for any payment or other actions we take based on existing Beneficiary designations before we receive your Acceptable Notice.

•	A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.

Changing the Owner

•

You may change the Owner by providing an Acceptable Notice to us at any time while an Insured is alive. If you change the Owner, your ownership rights terminate and the new Owner will be entitled to all rights available under the Policy.

•

The change in Owner is effective as of the date you complete an Acceptable Notice, regardless of whether the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy is alive when we receive the request.

•	We are not liable for any payment or other actions we take before we receive your Acceptable Notice.

•	Changing the Owner does not automatically change the Beneficiary or the Insured(s).

•	Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Assigning the Policy

•	You may assign Policy rights while an Insured is alive by submitting an Acceptable Notice to us. You retain any ownership rights that are not assigned.

•

An absolute assignment of the Policy will cause the assignee to become the Owner. A collateral assignment will not cause a change of ownership. However, your interests and the interests of any Beneficiary or other person will be subject to any collateral assignment.

•	Assignments are subject to any outstanding policy loan.

•	We are not:

•	bound by any assignment unless we receive an Acceptable Notice of the assignment;

•	responsible for the validity of any assignment or determining the extent of an assignee’s interest; or

•	liable for any payment we make before we receive Acceptable Notice of the assignment.

•	Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.

ADDITIONAL INFORMATION ON DOLLAR COST AVERAGING

You also decide how many scheduled transfers to make from the Fixed Account or Money Market Account to one or more Investment Accounts (although we may require a minimum number of transfers to participate in the program). If you don’t determine the number of transfers, transfers will be made until there is no Policy Value remaining in the Fixed Account or Money Market Account. We won’t charge you for any transfers made under the dollar cost averaging program. We reserve the right to only allow you to start one dollar cost averaging program in any Policy Year.

You will receive confirmations of transfers made under the dollar cost averaging program. You are responsible for reviewing the confirmations to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing any transfer fee.

We may modify, suspend, or discontinue the dollar cost averaging program at any time, which may include specifying a minimum number of transfers you will need to specify in order to a participate in the program. We will give you at least 30 days’ notice if we discontinue the program.

SUICIDE EXCLUSION

If an Insured commits suicide within 2 years of the Issue Date, the Policy will terminate and our liability will be limited to an amount equal to the Premiums paid, less any Outstanding Loan Amounts, and less any partial withdrawals previously paid. However, if the Policy is issued as a result of a conversion option from term insurance, the suicide period will be measured from the Issue Date of the term policy.

If an Insured commits suicide within 2 years from the effective date of any increase in Face Amount for which evidence of insurability had been provided, or within 2 years from the effective date of a Death Benefit Option change, the Policy will

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-3

terminate and our liability will be limited to the death benefit that would have been payable had the increase or change not taken effect. We will also refund to your Policy Value any additional cost of insurance, Policy fee, and Rider charges associated with such increase or change.

MISSTATEMENT OF AGE OR SEX

If an Insured’s age or, in most states, sex was stated incorrectly in the application and we discover such misstatement after the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, the amount of death benefit will be that which would be purchased by the most recent deduction for the cost of insurance charge at the correct age or sex. The amount of death benefit for any Riders will be that which would be purchased by the most recent deduction for Rider charges at the correct age or sex. However, in most states, if we discover such misstatement while an Insured is living, we will retroactively adjust the Policy Value to reflect the Monthly Charges that should have been made for the correct age or sex of the Insured.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

•	the end of the Grace Period without a sufficient payment;

•	the date the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy dies;

•	the effective date of the exchange of this Policy for a paid-up life insurance policy;

•	the date this Policy is exchanged for another life insurance or annuity policy; or

•	the date you Surrender the Policy.

ADDITIONAL INFORMATION ON SALES OF THE POLICIES

Teachers Personal Investors Services Inc. (“TPIS”) is responsible for distributing the Policies pursuant to a distribution agreement with us. TPIS may be considered the “principal underwriter” of interests in the Policy. TPIS, a Delaware corporation, is located at 730 Third Avenue, New York, New York 10017-3206. TPIS is a subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TPIS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of FINRA.

We offer the Policies to the public on a continuous basis through TPIS. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

TPIS and/or TIAA-CREF Individual & Institutional Services, LLC (“Services”), an affiliate of TPIS, offers the Policies through their sales representatives. Sales representatives must be registered representatives of TPIS and/or Services or another entity that has entered into a selling agreement with TPIS or Services, be licensed as insurance agents and be appointed by us. No sales commissions are paid in connection with the distribution of the Policies. However, registered investment advisers that are unaffiliated with the Separate Account, TPIS, Services and the Company may charge an advisory fee to clients purchasing a Policy. Additionally, we pay TPIS a fee from our general account assets for sales of all Policies in the Separate Account. During fiscal year 2010, we paid TPIS $54,909, during fiscal year 2009, we paid TPIS $51,836, and during fiscal year 2008, we paid TPIS $49,330. We intend to recoup payments made to TPIS through fees and charges imposed under the Policy.

ILLUSTRATIONS

We may provide illustrations for death benefit, Policy Value, and Cash Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person or for hypothetical people. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Allocation Options, the amounts deducted for the Policy’s Monthly Charges, the underlying Portfolios’ expense ratios, and your Policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insureds’ ages and Underwriting Classes, the death benefit option, Face Amount, planned Premiums, and Riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio or corresponding Investment Account since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account, and the Portfolios. We have not deducted charges for any Riders. These charges would lower the performance figures significantly if reflected.

During extended periods of low interest rates, the yields of any Investment Account investing in a money market Portfolio may also become extremely low and possibly negative, particularly after the deduction of Policy and Separate Account charges.

B-4	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

From time to time, we may advertise yields, effective yields, and total returns for the Investment Accounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the Investment Accounts in comparison to certain performance rankings and indices. Effective yields and total returns for an Investment Account are based on the investment performance of the corresponding Portfolio. Portfolio expenses influence Portfolio performance.

In advertising and sales literature, the performance of each Investment Account may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Investment Accounts. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issues on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature for the Policies may also compare the performance of the Investment Accounts to the Standard & Poor’s Composite Index of 500 Common Stocks, the Morgan Stanley EAFE® Index, the Russell 1000® Index, the Russell 2000® Index, and the Dow Jones Indices, all widely used measures of stock market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any “deduction” for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the Policies may also contain information on the effect of tax deferred compounding on Investment Account investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison of various points in time of the return from an investment in a Policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. All income and capital gains derived from Investment Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio in which an Investment Account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations that illustrate variations of the death benefit, Policy Values, and Cash Surrender Values under your Policy.

TOTAL RETURNS

The total return of an Investment Account refers to return quotations assuming an investment under a Policy has been held in the Investment Account for various periods of time including, but not limited to, a period measured from the date the Investment Account commenced operations. For periods prior to the date an Investment Account commenced operations, performance information for Policies funded by that Investment Account may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Investment Account was in existence for the same periods as those indicated for the Portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Investment Account from the beginning date of the measuring period to the end of that period.

Until an Investment Account has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Investment Account’s inception. When an Investment Account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Investment Accounts may include information for the period before any Policies were registered under the Securities Act of 1933, from the inception of the Investment Accounts, with the level of Policy charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Policy fees and charges assumed to apply to all Policy owners, including the mortality and expense risk charge (“Common Charges”). However, charges such as the monthly cost of insurance charge and policy fee (which are based on factors, such as sex, Issue Age, Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount, and which therefore vary with each Policy) (“Non-Common Charges”) are not reflected in average annual total returns, nor

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-5

is the Premium Tax Charge. If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Policy, performance data for the Investment Accounts will be lower than performance data for their corresponding Portfolios. The performance of an Investment Account will be affected by expense reimbursements and fee waivers applicable to their corresponding Portfolios. Without these reimbursements and waivers, performance would be lower. Each of the Portfolios has provided all performance information, including the Portfolio total value information used to calculate the total returns of the Investment Accounts for periods prior to the inception of the Investment Accounts.

Performance for any given past period is not an indication or representation of future performance. The performance of each Investment Account will fluctuate on a daily basis.

ADDITIONAL INFORMATION

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states that require “unisex” policies (currently Montana), are based upon actuarial tables that distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy.

REPORTS TO OWNERS

At least once each year, we will send you a report showing the following information as of the end of the report period:

•	the current Policy Value

•	the current Face Amount

•	the current Cash Surrender Value

•	the current Death Benefit Proceeds

•	the current Outstanding Loan Amounts

•	the current interest rates applicable to the Fixed Account and Loan Account

•	any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions)

•	any other information required by law.

We currently send these reports within 45 days of each Policy Anniversary. In addition, we may send you a quarterly statement and will send you confirmation statements reflecting the status of the Policy following certain transactions, including the transfer of amounts from one Allocation Option to another, the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums. Scheduled transactions such as monthly charges will not generate a confirmation but will be reported on your periodic statements.

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports. We will also send you annual and semi-annual reports containing the financial statements of each Portfolio in which you are invested through an Investment Account.

SAFEKEEPING OF ACCOUNT ASSETS

We hold the Separate Account’s assets physically segregated and apart from the general account. We maintain records of all purchases and sales of Portfolio shares by each of the Investment Accounts.

RECORDS

We will maintain all records relating to the Separate Account and the Fixed Account at the company’s offices, 730 Third Avenue, New York, New York 10017.

LEGAL MATTERS

All matters of applicable state and federal law pertaining to the contracts, including TIAA-CREF Life’s right to issue the contracts, have been passed upon by Meredith Kornreich, General Counsel of TIAA-CREF Life.

EXPERTS

The statements of assets and liabilities of TIAA-CREF Life Separate Account VLI-1 as of December 31, 2010, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the statutory basis financial statements of TIAA-CREF Life as of December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, included in this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The Teachers Insurance and Annuity Association of America’s Statutory-Basis Financial Statements as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010, included in this prospectus, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PwC is 300 Madison Avenue, New York, NY 10017-6204.

B-6	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

ADDITIONAL INFORMATION ABOUT THE COMPANY

We are a stock life insurance company incorporated under the laws of the State of New York on November 20, 1996. We are a wholly owned subsidiary of TIAA.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952.

Together, TIAA and CREF, serving approximately 3.7 million people, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. Neither TIAA nor CREF stands behind our guarantees with respect to the Policies.

We have a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that we will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain our capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain our financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any of our contract owners with recourse to TIAA.

We are subject to regulation by the New York State Insurance Department (“NYID”), as well as by the insurance departments of all other states and jurisdictions in which we do business. We established the Separate Account to support the Investment Accounts under the Policy and under other variable life insurance policies we may issue. Our general account supports the Fixed Account and the Loan Account under the Policy. We are engaged in the business of issuing life insurance policies and annuity contracts, and we are currently licensed to do business in 50 states and the District of Columbia.

We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business. To the extent required, we have filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

We established the TIAA-CREF Life Separate Account VLI-1 as a separate investment account under New York law on May 23, 2001. It is registered with the Securities and Exchange

Commission as a unit investment trust under the Investment Company Act of 1940, as amended. As part of the Company, the Separate Account is also subject to regulation by the NYID and the insurance departments of some other jurisdictions in which the Policy is offered.

MANAGEMENT-RELATED SERVICE CONTRACTS

Pursuant to an administrative service agreement with our parent company, TIAA, McCamish Systems LLC, a Georgia Limited Liability Company, provides product administration to TIAA-CREF Life. We also have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the Separate Account of TIAA-CREF Life. TIAA-CREF Life on behalf of the Separate Account has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the Separate Account.

POTENTIAL CONFLICTS OF INTEREST

In addition to the Separate Account, the Portfolios may sell shares to other separate accounts of the Company to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549.

FINANCIAL STATEMENTS

The Company’s audited financial statements and those of the Separate Account follow.

The Company’s financial statements should be considered only as bearing upon our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-7

INDEX TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1
Audited Financial Statements
For the Fiscal Year Ended December 31, 2010:
B-9	Report of Independent Registered Public Accounting Firm
B-10	Statements of Assets and Liabilities
B-10	Statements of Operations
B-20	Statements of Changes in Net Assets
B-44	Notes to Financial Statements

B-8	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners of TIAA-CREF Life Separate Account VLI-1 and

the Board of Directors of TIAA-CREF Life Insurance Company:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of TIAA-CREF Life Separate Account VLI-1 at December 31, 2010, the results of its operations for the year then ended and the changes in its net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of TIAA-CREF Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of fund shares at December 31, 2010 with the transfer agent of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 14, 2011

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-9

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  DECEMBER 31, 2010

	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account	TIAA-CREF Life Large-Cap Value Sub-Account

ASSETS
Portfolio investments, at cost	$1,481,210	$1,849,993	$3,189,241	$3,735,944	$1,109,786
Shares held in corresponding Funds	58,731	127,879	139,004	229,504	48,568
Portfolio investments, at value	1,461,244	2,047,348	3,623,832	3,956,656	1,308,902
Total assets	1,461,244	2,047,348	3,623,832	3,956,656	1,308,902

NET ASSETS—Accumulation fund	$1,461,244	$2,047,348	$3,623,832	$3,956,656	$1,308,902

UNIT VALUE
Flexible Premium Individual Variable Universal Life	$—	$16.77	$29.48	$25.32	$—
Intelligent Life VUL / Intelligent Life Survivorship VUL
Mortality & Expense Charge Band 1	29.67	15.89	26.91	22.74	34.53
Mortality & Expense Charge Band 2	30.13	16.13	27.32	23.10	35.06
Mortality & Expense Charge Band 3	30.60	16.37	27.74	23.45	35.60

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2010

	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account	TIAA-CREF Life Large-Cap Value Sub-Account

INVESTMENT INCOME
Dividends	$51,743	$9,153	$43,527	$44,500	$18,917

EXPENSES
Administrative expenses	—	2,152	3,442	2,981	—
Mortality and expense risk charges	9,383	6,390	11,356	14,905	7,908
Total expenses	9,383	8,542	14,798	17,886	7,908
Net investment income (loss)	42,360	611	28,729	26,614	11,009

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	46,482	(3,535)	71,877	(11,425)	(2,105)
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	46,482	(3,535)	71,877	(11,425)	(2,105)
Net change in unrealized appreciation (depreciation) on investments	(7,871)	230,496	303,739	628,676	177,136
Net realized and unrealized gain (loss) on investments	38,611	226,961	375,616	617,251	175,031
Net increase (decrease) in net assets resulting from operations	$80,971	$227,572	$404,345	$643,865	$186,040

B-10	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Sub-Account	TIAA-CREF Life Stock Index Sub-Account

ASSETS
Portfolio investments, at cost	$5,876,283	$836,377	$646,854	$705,727	$5,947,794
Shares held in corresponding Funds	5,876,283	42,227	28,509	30,652	238,218
Portfolio investments, at value	5,876,283	999,517	819,913	768,451	6,691,554
Total assets	5,876,283	999,517	819,913	768,451	6,691,554

NET ASSETS—Accumulation fund	$5,876,283	$999,517	$819,913	$768,451	$6,691,554

UNIT VALUE
Flexible Premium Individual Variable Universal Life	$—	$—	$—	$29.99	$35.04
Intelligent Life VUL / Intelligent Life Survivorship VUL
Mortality & Expense Charge Band 1	1.08	33.61	35.02	26.45	29.99
Mortality & Expense Charge Band 2	1.09	34.13	35.56	26.85	30.46
Mortality & Expense Charge Band 3	1.11	34.66	36.11	—	30.93

	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Sub-Account	TIAA-CREF Life Stock Index Sub-Account

INVESTMENT INCOME
Dividends	$7,656	$19,904	$5,428	$13,027	$109,827

EXPENSES
Administrative expenses	—	—	—	1,040	3,836
Mortality and expense risk charges	47,262	6,566	4,470	1,979	27,090
Total expenses	47,262	6,566	4,470	3,019	30,926
Net investment income (loss)	(39,606)	13,338	958	10,008	78,901

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	—	182,324	70,778	2,056	275,463
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	—	182,324	70,778	2,056	275,463
Net change in unrealized appreciation (depreciation) on investments	—	38,446	96,855	86,001	572,649
Net realized and unrealized gain (loss) on investments	—	220,770	167,633	88,057	848,112
Net increase (decrease) in net assets resulting from operations	$(39,606)	$234,108	$168,591	$98,065	$927,013

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-11

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  DECEMBER 31, 2010

	Calamos Growth & Income Portfolio Sub-Account	Credit Suisse Trust—Commodity Return Strategy Portfolio Sub-Account	Credit Suisse Trust—International Equity Flex III Portfolio Sub-Account	Credit Suisse Trust—U.S. Equity Flex I Portfolio Sub-Account	Delaware VIP Diversified Income Series— Standard Class Sub-Account

ASSETS
Portfolio investments, at cost	$263,352	$205,494	$23,440	$2,226	$763,726
Shares held in corresponding Funds	20,878	26,370	3,830	205	72,125
Portfolio investments, at value	289,788	221,508	25,164	2,924	813,575
Total assets	289,788	221,508	25,164	2,924	813,575

NET ASSETS—Accumulation fund	$289,788	$221,508	$25,164	$2,924	$813,575

UNIT VALUE
Flexible Premium Individual Variable Universal Life	$—	$—	$—	$—	$—
Intelligent Life VUL / Intelligent Life Survivorship VUL
Mortality & Expense Charge Band 1	17.44	10.95	10.58	8.44	13.22
Mortality & Expense Charge Band 2	17.71	11.12	10.74	8.54	13.42
Mortality & Expense Charge Band 3	—	11.29	—	—	13.62

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2010

	Calamos Growth & Income Portfolio Sub-Account	Credit Suisse Trust—Commodity Return Strategy Portfolio Sub-Account	Credit Suisse Trust—International Equity Flex III Portfolio Sub-Account	Credit Suisse Trust—U.S. Equity Flex I Portfolio Sub-Account	Delaware VIP Diversified Income Series— Standard Class Sub-Account

INVESTMENT INCOME
Dividends	$4,529	$13,327	$23	$4	$31,715

EXPENSES
Administrative expenses	—	—	—	—	—
Mortality and expense risk charges	1,898	1,765	208	73	4,440
Total expenses	1,898	1,765	208	73	4,440
Net investment income (loss)	2,631	11,562	(185)	(69)	27,275

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	34,011	1,975	1,457	(4,143)	69,356
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	34,011	1,975	1,457	(4,143)	69,356
Net change in unrealized appreciation (depreciation) on investments	(9,678)	20,760	1,571	3,829	(50,245)
Net realized and unrealized gain (loss) on investments	24,333	22,735	3,028	(314)	19,111
Net increase (decrease) in net assets resulting from operations	$26,964	$34,297	$2,843	$(383)	$46,386

B-12	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	Franklin Income Securities Fund— Class 1 Sub-Account	Franklin Small- Mid Cap Growth Securities Fund— Class 1 Sub-Account	Mutual Shares Securities Fund— Class 1 Sub-Account

ASSETS
Portfolio investments, at cost	$339,017	$458,515	$333,610	$122,519	$325,600
Shares held in corresponding Funds	34,247	16,559	23,505	7,432	22,295
Portfolio investments, at value	363,363	529,232	356,333	165,051	359,847
Total assets	363,363	529,232	356,333	165,051	359,847

NET ASSETS—Accumulation fund	$363,363	$529,232	$356,333	$165,051	$359,847

UNIT VALUE
Flexible Premium Individual Variable Universal Life	$—	$—	$—	$—	$—
Intelligent Life VUL / Intelligent Life Survivorship VUL
Mortality & Expense Charge Band 1	19.96	36.40	19.78	25.43	19.10
Mortality & Expense Charge Band 2	20.25	36.95	20.08	25.81	19.39
Mortality & Expense Charge Band 3	20.56	—	20.39	—	19.69

	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	Franklin Income Securities Fund— Class 1 Sub-Account	Franklin Small- Mid Cap Growth Securities Fund— Class 1 Sub-Account	Mutual Shares Securities Fund— Class 1 Sub-Account

INVESTMENT INCOME
Dividends	$8,811	$2,607	$16,915	$—	$3,725

EXPENSES
Administrative expenses	—	—	—	—	—
Mortality and expense risk charges	2,020	2,804	2,106	1,005	2,082
Total expenses	2,020	2,804	2,106	1,005	2,082
Net investment income (loss)	6,791	(197)	14,809	(1,005)	1,643

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	32,444	5,691	20,694	(2,102)	(10,061)
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	32,444	5,691	20,694	(2,102)	(10,061)
Net change in unrealized appreciation (depreciation) on investments	(9,220)	115,235	(468)	32,936	37,235
Net realized and unrealized gain (loss) on investments	23,224	120,926	20,226	30,834	27,174
Net increase (decrease) in net assets resulting from operations	$30,015	$120,729	$35,035	$29,829	$28,817

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-13

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  DECEMBER 31, 2010

	Templeton Developing Markets Securities Fund— Class 1 Sub-Account	ING Clarion Global Real Estate Portfolio— Class 1 Sub-Account	Janus Aspen Forty Portfolio— Institutional Shares Sub-Account	Janus Aspen Overseas Portfolio— Institutional Shares Sub-Account	Janus Aspen Perkins Mid Cap Value Portfolio— Institutional Shares Sub-Account

ASSETS
Portfolio investments, at cost	$738,908	$13,753	$628,173	$981,146	$693,129
Shares held in corresponding Funds	74,771	1,469	21,677	23,787	52,130
Portfolio investments, at value	852,390	14,324	774,724	1,357,989	829,386
Total assets	852,390	14,324	774,724	1,357,989	829,386

NET ASSETS—Accumulation fund	$852,390	$14,324	$774,724	$1,357,989	$829,386

UNIT VALUE
Flexible Premium Individual Variable Universal Life	$—	$—	$—	$—	$—
Intelligent Life VUL / Intelligent Life Survivorship VUL
Mortality & Expense Charge Band 1	16.80	27.53	34.47	68.81	20.24
Mortality & Expense Charge Band 2	17.05	27.59	35.00	69.87	20.55
Mortality & Expense Charge Band 3	17.32	—	35.53	70.94	20.86
STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2010

	Templeton Developing Markets Securities Fund— Class 1 Sub-Account	ING Clarion Global Real Estate Portfolio— Class 1 Sub-Account	Janus Aspen Forty Portfolio— Institutional Shares Sub-Account	Janus Aspen Overseas Portfolio— Institutional Shares Sub-Account	Janus Aspen Perkins Mid Cap Value Portfolio— Institutional Shares Sub-Account

INVESTMENT INCOME
Dividends	$10,593	$—	$2,600	$7,775	$5,061

EXPENSES
Administrative expenses	—	—	—	—	—
Mortality and expense risk charges	4,353	29	4,712	7,518	4,351
Total expenses	4,353	29	4,712	7,518	4,351
Net investment income (loss)	6,240	(29)	(2,112)	257	710

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	83,451	158	52,132	141,581	64,678
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	83,451	158	52,132	141,581	64,678
Net change in unrealized appreciation (depreciation) on investments	28,344	571	(10,354)	103,348	35,115
Net realized and unrealized gain (loss) on investments	111,795	729	41,778	244,929	99,793
Net increase (decrease) in net assets resulting from operations	$118,035	$700	$39,666	$245,186	$100,503

B-14	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Legg Mason ClearBridge Variable Aggressive Growth Portfolio— Class I Sub-Account	Legg Mason Western Asset Variable Global High Yield Bond Portfolio— Class I Sub-Account	Legg Mason ClearBridge Variable Small Cap Growth Portfolio— Class I Sub-Account	MFS Growth Series— Initial Class Sub-Account	MFS Global Equity Series— Initial Class Sub-Account

ASSETS
Portfolio investments, at cost	$98,419	$273,139	$45,956	$49,454	$197,752
Shares held in corresponding Funds	6,973	33,125	3,480	2,291	18,617
Portfolio investments, at value	113,873	261,354	53,798	56,559	249,465
Total assets	113,873	261,354	53,798	56,559	249,465

NET ASSETS—Accumulation fund	$113,873	$261,354	$53,798	$56,559	$249,465

UNIT VALUE
Flexible Premium Individual Variable Universal Life	$—	$—	$—	$—	$—
Intelligent Life VUL / Intelligent Life Survivorship VUL
Mortality & Expense Charge Band 1	9.34	11.50	17.11	23.67	15.81
Mortality & Expense Charge Band 2	9.45	11.63	17.37	24.04	16.04
Mortality & Expense Charge Band 3	—	11.76	—	—	16.28

	Legg Mason ClearBridge Variable Aggressive Growth Portfolio— Class I Sub-Account	Legg Mason Western Asset Variable Global High Yield Bond Portfolio— Class I Sub-Account	Legg Mason ClearBridge Variable Small Cap Growth Portfolio— Class I Sub-Account	MFS Growth Series— Initial Class Sub-Account	MFS Global Equity Series— Initial Class Sub-Account

INVESTMENT INCOME
Dividends	$138	$22,399	$—	$140	$1,935

EXPENSES
Administrative expenses	—	—	—	—	—
Mortality and expense risk charges	652	1,751	397	635	1,241
Total expenses	652	1,751	397	635	1,241
Net investment income (loss)	(514)	20,648	(397)	(495)	694

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	12,145	36,917	6,438	4,575	14,560
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	12,145	36,917	6,438	4,575	14,560
Net change in unrealized appreciation (depreciation) on investments	6,374	(13,635)	4,175	758	8,589
Net realized and unrealized gain (loss) on investments	18,519	23,282	10,613	5,333	23,149
Net increase (decrease) in net assets resulting from operations	$18,005	$43,930	$10,216	$4,838	$23,843

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-15

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  DECEMBER 31, 2010

	MFS Investors Growth Stock Series— Initial Class Sub-Account	MFS Utilities Series— Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Partners Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Regency Portfolio— I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account

ASSETS
Portfolio investments, at cost	$96,096	$143,847	$67,651	$43,890	$571,835
Shares held in corresponding Funds	9,789	6,800	6,808	3,380	53,433
Portfolio investments, at value	107,772	171,842	76,725	51,924	590,973
Total assets	107,772	171,842	76,725	51,924	590,973

NET ASSETS—Accumulation fund	$107,772	$171,842	$76,725	$51,924	$590,973

UNIT VALUE
Flexible Premium Individual Variable Universal Life	$—	$—	$—	$—	$—
Intelligent Life VUL / Intelligent Life Survivorship VUL
Mortality & Expense Charge Band 1	11.21	33.70	21.53	17.01	14.71
Mortality & Expense Charge Band 2	11.39	34.22	21.86	17.26	14.93
Mortality & Expense Charge Band 3	11.55	—	—	—	15.16

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2010

	MFS Investors Growth Stock Series— Initial Class Sub-Account	MFS Utilities Series— Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Partners Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Regency Portfolio— I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account

INVESTMENT INCOME
Dividends	$448	$3,189	$462	$248	$31,675

EXPENSES
Administrative expenses	—	—	—	—	—
Mortality and expense risk charges	473	923	561	295	2,856
Total expenses	473	923	561	295	2,856
Net investment income (loss)	(25)	2,266	(99)	(47)	28,819

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(313)	6,174	3,790	(814)	9,630
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	(313)	6,174	3,790	(814)	9,630
Net change in unrealized appreciation (depreciation) on investments	7,620	11,175	5,739	9,833	1,905
Net realized and unrealized gain (loss) on investments	7,307	17,349	9,529	9,019	11,535
Net increase (decrease) in net assets resulting from operations	$7,282	$19,615	$9,430	$8,972	$40,354

B-16	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Blend Account— Class 1 Sub-Account	Prudential Series Fund— Jennison 20/20 Focus Portfolio— Class II Sub-Account

ASSETS
Portfolio investments, at cost	$764,849	$961,899	$279,580	$190,357	$288,725
Shares held in corresponding Funds	57,235	75,108	22,222	5,789	22,946
Portfolio investments, at value	772,108	986,915	328,880	218,980	351,305
Total assets	772,108	986,915	328,880	218,980	351,305

NET ASSETS—Accumulation fund	$772,108	$986,915	$328,880	$218,980	$351,305

UNIT VALUE
Flexible Premium Individual Variable Universal Life	$—	$—	$—	$—	$—
Intelligent Life VUL / Intelligent Life Survivorship VUL
Mortality & Expense Charge Band 1	16.76	15.52	19.25	20.01	16.99
Mortality & Expense Charge Band 2	17.02	15.76	19.54	20.31	17.25
Mortality & Expense Charge Band 3	17.29	15.99	—	—	—

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Blend Account— Class 1 Sub-Account	Prudential Series Fund— Jennison 20/20 Focus Portfolio— Class II Sub-Account

INVESTMENT INCOME
Dividends	$22,360	$21,940	$9,566	$5,000	$—

EXPENSES
Administrative expenses	—	—	—	—	—
Mortality and expense risk charges	3,927	6,058	1,996	1,384	2,640
Total expenses	3,927	6,058	1,996	1,384	2,640
Net investment income (loss)	18,433	15,882	7,570	3,616	(2,640)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	21,951	39,537	5,598	12,129	49,520
Capital gain distributions	15,033	768	—	—	—
Net realized gain (loss)	36,984	40,305	5,598	12,129	49,520
Net change in unrealized appreciation (depreciation) on investments	13,555	6,884	25,980	23,372	(32,207)
Net realized and unrealized gain (loss) on investments	50,539	47,189	31,578	35,501	17,313
Net increase (decrease) in net assets resulting from operations	$68,972	$63,071	$39,148	$39,117	$14,673

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-17

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  DECEMBER 31, 2010

	Prudential Series Fund— Natural Resources Portfolio— Class II Sub-Account	Prudential Series Fund— Value Portfolio— Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	Wanger International Sub-Account

ASSETS
Portfolio investments, at cost	$333,362	$128,299	$337,239	$673,451	$241,140
Shares held in corresponding Funds	9,825	8,370	34,554	83,830	7,795
Portfolio investments, at value	461,602	143,379	420,867	876,019	281,906
Total assets	461,602	143,379	420,867	876,019	281,906

NET ASSETS—Accumulation fund	$461,602	$143,379	$420,867	$876,019	$281,906

UNIT VALUE
Flexible Premium Individual Variable Universal Life	$—	$—	$—	$—	$—
Intelligent Life VUL / Intelligent Life Survivorship VUL
Mortality & Expense Charge Band 1	67.48	23.92	17.59	12.38	47.10
Mortality & Expense Charge Band 2	68.52	24.28	17.85	12.57	47.83
Mortality & Expense Charge Band 3	69.58	—	18.12	12.75	48.57

STATEMENTS OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2010

	Prudential Series Fund— Natural Resources Portfolio— Class II Sub-Account	Prudential Series Fund— Value Portfolio— Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	Wanger International Sub-Account

INVESTMENT INCOME
Dividends	$216	$215	$6,789	$935	$5,694

EXPENSES
Administrative expenses	—	—	—	—	—
Mortality and expense risk charges	2,200	669	2,275	5,399	1,562
Total expenses	2,200	669	2,275	5,399	1,562
Net investment income (loss)	(1,984)	(454)	4,514	(4,464)	4,132

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	36,807	2,685	64,951	80,329	44,426
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	36,807	2,685	64,951	80,329	44,426
Net change in unrealized appreciation (depreciation) on investments	64,284	14,204	15,851	61,554	5,213
Net realized and unrealized gain (loss) on investments	101,091	16,889	80,802	141,883	49,639
Net increase (decrease) in net assets resulting from operations	$99,107	$16,435	$85,316	$137,419	$53,771

B-18	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

concluded

	Wanger Select Sub-Account	Wanger USA Sub-Account

ASSETS
Portfolio investments, at cost	$95,289	$96,198
Shares held in corresponding Funds	3,957	3,385
Portfolio investments, at value	114,708	114,608
Total assets	114,708	114,608

NET ASSETS—Accumulation fund	$114,708	$114,608

UNIT VALUE
Flexible Premium Individual Variable Universal Life	$—	$—
Intelligent Life VUL / Intelligent Life Survivorship VUL
Mortality & Expense Charge Band 1	29.24	38.62
Mortality & Expense Charge Band 2	29.68	39.22
Mortality & Expense Charge Band 3	—	—

	Wanger Select Sub-Account	Wanger USA Sub-Account

INVESTMENT INCOME
Dividends	$520	$—

EXPENSES
Administrative expenses	—	—
Mortality and expense risk charges	718	748
Total expenses	718	748
Net investment income (loss)	(198)	(748)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	16,020	18,476
Capital gain distributions	—	—
Net realized gain (loss)	16,020	18,476
Net change in unrealized appreciation (depreciation) on investments	4,260	1,648
Net realized and unrealized gain (loss) on investments	20,280	20,124
Net increase (decrease) in net assets resulting from operations	$20,082	$19,376

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-19

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	TIAA-CREF Life Bond Sub-Account		TIAA-CREF Life Growth Equity Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$42,360	$45,698	$611	$7,670
Net realized gain (loss)	46,482	(7,328)	(3,535)	(101,429)
Net change in unrealized appreciation (depreciation) on investments	(7,871)	25,872	230,496	550,100
Net increase (decrease) in net assets resulting from operations	80,971	64,242	227,572	456,341

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	431,398	164,605	297,468	304,143
Net contractowner transfers (c)	(54,205)	386,213	35,677	(97,008)
Withdrawals and death benefits (b)	(321,908)	(37,548)	(348,302)	(70,255)
Net increase (decrease) in net assets resulting from contractowner transactions	55,285	513,270	(15,157)	136,880
Net increase (decrease) in net assets	136,256	577,512	212,415	593,221

NET ASSETS
Beginning of period	1,324,988	747,476	1,834,933	1,241,712
End of period	$1,461,244	$1,324,988	$2,047,348	$1,834,933

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	46,692	28,138	125,503	114,460
Units purchased	14,694	5,955	20,222	24,390
Units sold/transferred	(12,941)	12,599	(21,382)	(13,347)
End of period	48,445	46,692	124,343	125,503

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-20	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

	TIAA-CREF Life Growth & Income Sub-Account		TIAA-CREF Life International Equity Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$28,729	$35,008	$26,614	$84,401
Net realized gain (loss)	71,877	(103,579)	(11,425)	(743,832)
Net change in unrealized appreciation (depreciation) on investments	303,739	624,721	628,676	1,369,002
Net increase (decrease) in net assets resulting from operations	404,345	556,150	643,865	709,571

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	597,168	394,536	688,439	457,810
Net contractowner transfers (c)	79,006	229,100	(11,691)	131,063
Withdrawals and death benefits (b)	(371,316)	(88,833)	(494,667)	(131,310)
Net increase (decrease) in net assets resulting from contractowner transactions	304,858	534,803	182,081	457,563
Net increase (decrease) in net assets	709,203	1,090,953	825,946	1,167,134

NET ASSETS
Beginning of period	2,914,629	1,823,676	3,130,710	1,963,576
End of period	$3,623,832	$2,914,629	$3,956,656	$3,130,710

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	115,296	90,982	154,790	126,660
Units purchased	23,800	16,423	34,989	27,883
Units sold/transferred	(11,193)	7,891	(24,530)	247
End of period	127,903	115,296	165,249	154,790

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-21

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	TIAA-CREF Life Large-Cap Value Sub-Account		TIAA-CREF Life Money Market Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$11,009	$9,774	$(39,606)	$(13,799)
Net realized gain (loss)	(2,105)	(293,249)	—	—
Net change in unrealized appreciation (depreciation) on investments	177,136	481,260	—	—
Net increase (decrease) in net assets resulting from operations	186,040	197,785	(39,606)	(13,799)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	203,727	160,555	8,425,171	9,603,997
Net contractowner transfers (c)	39,600	(64,948)	(1,688,193)	(10,606,404)
Withdrawals and death benefits (b)	(60,348)	(23,910)	(6,454,910)	(333,450)
Net increase (decrease) in net assets resulting from contractowner transactions	182,979	71,697	282,068	(1,335,857)
Net increase (decrease) in net assets	369,019	269,482	242,462	(1,349,656)

NET ASSETS
Beginning of period	939,883	670,401	5,633,821	6,983,477
End of period	$1,308,902	$939,883	$5,876,283	$5,633,821

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	31,603	29,405	5,160,705	6,388,862
Units purchased	6,577	6,077	7,793,143	14,092,317
Units sold/transferred	(736)	(3,879)	(7,543,185)	(15,320,474)
End of period	37,444	31,603	5,410,663	5,160,705

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-22	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	TIAA-CREF Life Real Estate Sub-Account		TIAA-CREF Life Small-Cap Equity Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$13,338	$20,357	$958	$2,974
Net realized gain (loss)	182,324	(262,272)	70,778	(154,621)
Net change in unrealized appreciation (depreciation) on investments	38,446	412,005	96,855	243,773
Net increase (decrease) in net assets resulting from operations	234,108	170,090	168,591	92,126

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	132,564	75,747	169,679	41,887
Net contractowner transfers (c)	(33,950)	83,191	102,632	20,767
Withdrawals and death benefits (b)	(78,533)	(23,090)	(90,972)	(13,133)
Net increase (decrease) in net assets resulting from contractowner transactions	20,081	135,848	181,339	49,521
Net increase (decrease) in net assets	254,189	305,938	349,930	141,647

NET ASSETS
Beginning of period	745,328	439,390	469,983	328,336
End of period	$999,517	$745,328	$819,913	$469,983

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	28,524	20,910	16,811	14,857
Units purchased	4,599	4,227	5,881	1,915
Units sold/transferred	(3,714)	3,387	429	39
End of period	29,409	28,524	23,121	16,811

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-23

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	TIAA-CREF Life Social Choice Sub-Account		TIAA-CREF Life Stock Index Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$10,008	$9,674	$78,901	$65,183
Net realized gain (loss)	2,056	(63,132)	275,463	(441,307)
Net change in unrealized appreciation (depreciation) on investments	86,001	196,038	572,649	1,428,919
Net increase (decrease) in net assets resulting from operations	98,065	142,580	927,013	1,052,795

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	119,584	117,009	1,514,757	753,564
Net contractowner transfers (c)	26,778	(54,076)	(168,257)	660,068
Withdrawals and death benefits (b)	(116,972)	(35,320)	(642,773)	(269,174)
Net increase (decrease) in net assets resulting from contractowner transactions	29,390	27,613	703,727	1,144,458
Net increase (decrease) in net assets	127,455	170,193	1,630,740	2,197,253

NET ASSETS
Beginning of period	640,996	470,803	5,060,814	2,863,561
End of period	$768,451	$640,996	$6,691,554	$5,060,814

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	25,452	24,862	183,694	130,622
Units purchased	4,589	5,986	55,310	38,185
Units sold/transferred	(3,733)	(5,396)	(28,265)	14,887
End of period	26,308	25,452	210,739	183,694

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-24	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Calamos Growth & Income Portfolio Sub-Account		Credit Suisse Trust—Commodity Return Strategy Portfolio Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$2,631	$3,893	$11,562	$22,442
Net realized gain (loss)	34,011	(16,671)	1,975	(13,068)
Net change in unrealized appreciation (depreciation) on investments	(9,678)	79,847	20,760	24,339
Net increase (decrease) in net assets resulting from operations	26,964	67,069	34,297	33,713

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	65,076	24,611	28,210	25,995
Net contractowner transfers (c)	18,122	(53,409)	(69,781)	142,615
Withdrawals and death benefits (b)	(27,738)	(9,257)	(12,090)	(8,500)
Net increase (decrease) in net assets resulting from contractowner transactions	55,460	(38,055)	(53,661)	160,110
Net increase (decrease) in net assets	82,424	29,014	(19,364)	193,823

NET ASSETS
Beginning of period	207,364	178,350	240,872	47,049
End of period	$289,788	$207,364	$221,508	$240,872

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	13,070	15,575	25,191	5,870
Units purchased	3,980	1,964	3,044	2,778
Units sold/transferred	(604)	(4,469)	(8,249)	16,543
End of period	16,446	13,070	19,986	25,191

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-25

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Credit Suisse Trust—International Equity Flex III Portfolio Sub-Account		Credit Suisse Trust—U.S. Equity Flex I Portfolio Sub-Account
	For the year ended December 31, 2010	For the period December 11, 2009 (commencement of operations) to December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$(185)	$(8)	$(69)	$94
Net realized gain (loss)	1,457	35	(4,143)	(555)
Net change in unrealized appreciation (depreciation) on investments	1,571	153	3,829	4,525
Net increase (decrease) in net assets resulting from operations	2,843	180	(383)	4,064

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	3,970	53	1,121	3,508
Net contractowner transfers (c)	9,212	14,400	—	(296)
Withdrawals and death benefits (b)	(5,416)	(78)	(19,277)	(785)
Net increase (decrease) in net assets resulting from contractowner transactions	7,766	14,375	(18,156)	2,427
Net increase (decrease) in net assets	10,609	14,555	(18,539)	6,491

NET ASSETS
Beginning of period	14,555	—	21,463	14,972
End of period	$25,164	$14,555	$2,924	$21,463

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,529	—	2,862	2,472
Units purchased	431	7	149	423
Units sold/transferred	406	1,522	(2,664)	(33)
End of period	2,366	1,529	347	2,862

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-26	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Delaware VIP Diversified Income Series— Standard Class Sub-Account		Delaware VIP International Value Equity Series— Standard Class Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$27,275	$26,188	$6,791	$2,475
Net realized gain (loss)	69,356	(634)	32,444	(34,026)
Net change in unrealized appreciation (depreciation) on investments	(50,245)	108,038	(9,220)	78,895
Net increase (decrease) in net assets resulting from operations	46,386	133,592	30,015	47,344

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	77,701	33,164	56,362	18,032
Net contractowner transfers (c)	13,059	194,697	86,445	78,233
Withdrawals and death benefits (b)	(78,198)	(13,474)	(17,238)	(7,627)
Net increase (decrease) in net assets resulting from contractowner transactions	12,562	214,387	125,569	88,638
Net increase (decrease) in net assets	58,948	347,979	155,584	135,982

NET ASSETS
Beginning of period	754,627	406,648	207,779	71,797
End of period	$813,575	$754,627	$363,363	$207,779

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	60,362	41,006	11,372	5,271
Units purchased	6,299	3,141	3,035	656
Units sold/transferred	(6,156)	16,215	3,597	5,445
End of period	60,505	60,362	18,004	11,372

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-27

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Delaware VIP Small Cap Value Series— Standard Class Sub-Account		Franklin Income Securities Fund—Class 1 Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$(197)	$943	$14,809	$9,409
Net realized gain (loss)	5,691	(6,063)	20,694	(13,486)
Net change in unrealized appreciation (depreciation) on investments	115,235	96,038	(468)	49,150
Net increase (decrease) in net assets resulting from operations	120,729	90,918	35,035	45,073

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	7,506	11,133	80,144	28,927
Net contractowner transfers (c)	45,921	(519)	46,720	70,226
Withdrawals and death benefits (b)	(13,678)	(3,339)	(13,889)	(8,869)
Net increase (decrease) in net assets resulting from contractowner transactions	39,749	7,275	112,975	90,284
Net increase (decrease) in net assets	160,478	98,193	148,010	135,357

NET ASSETS
Beginning of period	368,754	270,561	208,323	72,966
End of period	$529,232	$368,754	$356,333	$208,323

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	13,126	12,609	11,716	5,520
Units purchased	244	605	4,341	1,962
Units sold/transferred	968	(88)	1,737	4,234
End of period	14,338	13,126	17,794	11,716

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-28	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Franklin Small-Mid Cap Growth Securities Fund—Class 1 Sub-Account		Mutual Shares Securities Fund—Class 1 Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$(1,005)	$(643)	$1,643	$3,314
Net realized gain (loss)	(2,102)	(12,687)	(10,061)	(33,618)
Net change in unrealized appreciation (depreciation) on investments	32,936	40,619	37,235	84,731
Net increase (decrease) in net assets resulting from operations	29,829	27,289	28,817	54,427

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	28,077	19,481	120,155	34,700
Net contractowner transfers (c)	28,946	4,325	39,529	(29,083)
Withdrawals and death benefits (b)	(14,166)	(3,132)	(59,647)	(9,147)
Net increase (decrease) in net assets resulting from contractowner transactions	42,857	20,674	100,037	(3,530)
Net increase (decrease) in net assets	72,686	47,963	128,854	50,897

NET ASSETS
Beginning of period	92,365	44,402	230,993	180,096
End of period	$165,051	$92,365	$359,847	$230,993

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	4,599	3,154	13,265	12,974
Units purchased	1,267	1,504	6,726	2,916
Units sold/transferred	607	(59)	(1,307)	(2,625)
End of period	6,473	4,599	18,684	13,265

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-29

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Templeton Developing Markets Securities Fund— Class 1 Sub-Account		ING Clarion Global Real Estate Portfolio— Class 1 Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the period May 1, 2010 (commencement of operations) to December 31, 2010

FROM OPERATIONS
Net investment income (loss)	$6,240	$2,073	$(29)
Net realized gain (loss)	83,451	2,920	158
Net change in unrealized appreciation (depreciation) on investments	28,344	126,518	571
Net increase (decrease) in net assets resulting from operations	118,035	131,511	700

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	153,364	42,576	4,083
Net contractowner transfers (c)	212,324	224,506	10,343
Withdrawals and death benefits (b)	(86,920)	(12,445)	(802)
Net increase (decrease) in net assets resulting from contractowner transactions	278,768	254,637	13,624
Net increase (decrease) in net assets	396,803	386,148	14,324

NET ASSETS
Beginning of period	455,587	69,439	—
End of period	$852,390	$455,587	$14,324

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	31,394	8,261	—
Units purchased	10,356	3,500	153
Units sold/transferred	8,288	19,633	366
End of period	50,038	31,394	519

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-30	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Janus Aspen Forty Portfolio— Institutional Shares Sub-Account		Janus Aspen Overseas Portfolio— Institutional Shares Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$(2,112)	$(2,727)	$257	$(165)
Net realized gain (loss)	52,132	(56,960)	141,581	(32,439)
Net change in unrealized appreciation (depreciation) on investments	(10,354)	228,586	103,348	352,040
Net increase (decrease) in net assets resulting from operations	39,666	168,899	245,186	319,436

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	98,595	65,069	118,247	63,620
Net contractowner transfers (c)	83,475	102,833	140,002	301,669
Withdrawals and death benefits (b)	(61,035)	(14,143)	(109,017)	(18,569)
Net increase (decrease) in net assets resulting from contractowner transactions	121,035	153,759	149,232	346,720
Net increase (decrease) in net assets	160,701	322,658	394,418	666,156

NET ASSETS
Beginning of period	614,023	291,365	963,571	297,415
End of period	$774,724	$614,023	$1,357,989	$963,571

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	18,618	12,844	17,189	9,458
Units purchased	3,008	2,427	1,918	1,465
Units sold/transferred	549	3,347	389	6,266
End of period	22,175	18,618	19,496	17,189

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-31

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Janus Aspen Perkins Mid Cap Value Portfolio— Institutional Shares Sub-Account		Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$710	$(53)	$(514)	$(363)
Net realized gain (loss)	64,678	(260)	12,145	(2,533)
Net change in unrealized appreciation (depreciation) on investments	35,115	134,889	6,374	16,271
Net increase (decrease) in net assets resulting from operations	100,503	134,576	18,005	13,375

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	193,008	67,546	15,588	13,367
Net contractowner transfers (c)	10,874	147,110	23,277	9,610
Withdrawals and death benefits (b)	(43,155)	(21,844)	(5,017)	(1,516)
Net increase (decrease) in net assets resulting from contractowner transactions	160,727	192,812	33,848	21,461
Net increase (decrease) in net assets	261,230	327,388	51,853	34,836

NET ASSETS
Beginning of period	568,156	240,768	62,020	27,184
End of period	$829,386	$568,156	$113,873	$62,020

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	31,784	17,925	8,201	4,795
Units purchased	10,982	4,590	1,941	2,079
Units sold/transferred	(2,513)	9,269	1,992	1,327
End of period	40,253	31,784	12,134	8,201

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-32	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account		Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$20,648	$20,041	$(397)	$(196)
Net realized gain (loss)	36,917	(4,056)	6,438	(3,255)
Net change in unrealized appreciation (depreciation) on investments	(13,635)	44,737	4,175	11,560
Net increase (decrease) in net assets resulting from operations	43,930	60,722	10,216	8,109

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	31,126	7,077	7,935	7,246
Net contractowner transfers (c)	(26,693)	103,768	6,544	4,090
Withdrawals and death benefits (b)	(25,522)	(4,528)	(4,066)	(1,068)
Net increase (decrease) in net assets resulting from contractowner transactions	(21,089)	106,317	10,413	10,268
Net increase (decrease) in net assets	22,841	167,039	20,629	18,377

NET ASSETS
Beginning of period	238,513	71,474	33,169	14,792
End of period	$261,354	$238,513	$53,798	$33,169

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	23,380	10,830	2,392	1,516
Units purchased	2,637	934	544	607
Units sold/transferred	(3,592)	11,616	207	269
End of period	22,425	23,380	3,143	2,392

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-33

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	MFS Growth Series—Initial Class Sub-Account		MFS Global Equity Series—Initial Class Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$(495)	$(190)	$694	$3,126
Net realized gain (loss)	4,575	(2,376)	14,560	988
Net change in unrealized appreciation (depreciation) on investments	758	34,499	8,589	56,035
Net increase (decrease) in net assets resulting from operations	4,838	31,933	23,843	60,149

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	18,641	5,233	32,876	14,978
Net contractowner transfers (c)	54,135	(71,747)	11,783	65,443
Withdrawals and death benefits (b)	(58,609)	(3,229)	(7,358)	(8,634)
Net increase (decrease) in net assets resulting from contractowner transactions	14,167	(69,743)	37,301	71,787
Net increase (decrease) in net assets	19,005	(37,810)	61,144	131,936

NET ASSETS
Beginning of period	37,554	75,364	188,321	56,385
End of period	$56,559	$37,554	$249,465	$188,321

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	1,806	4,894	13,082	5,157
Units purchased	757	328	2,186	1,360
Units sold/transferred	(193)	(3,416)	244	6,565
End of period	2,370	1,806	15,512	13,082

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-34	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	MFS Investors Growth Stock Series— Initial Class Sub-Account		MFS Utilities Series—Initial Class Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$(25)	$(48)	$2,266	$4,146
Net realized gain (loss)	(313)	(1,170)	6,174	(6,979)
Net change in unrealized appreciation (depreciation) on investments	7,620	9,094	11,175	31,149
Net increase (decrease) in net assets resulting from operations	7,282	7,876	19,615	28,316

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	9,816	4,539	20,549	14,542
Net contractowner transfers (c)	37,567	60,860	42,246	17,547
Withdrawals and death benefits (b)	(33,297)	(634)	(6,432)	(5,831)
Net increase (decrease) in net assets resulting from contractowner transactions	14,086	64,765	56,363	26,258
Net increase (decrease) in net assets	21,368	72,641	75,978	54,574

NET ASSETS
Beginning of period	86,404	13,763	95,864	41,290
End of period	$107,772	$86,404	$171,842	$95,864

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	8,421	1,891	3,186	1,820
Units purchased	823	566	677	632
Units sold/transferred	160	5,964	1,186	734
End of period	9,404	8,421	5,049	3,186

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-35

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Neuberger Berman Advisers Management Trust Partners Portfolio—I Class Sub-Account		Neuberger Berman Advisers Management Trust Regency Portfolio—I Class Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$(99)	$879	$(47)	$330
Net realized gain (loss)	3,790	(67,989)	(814)	(4,661)
Net change in unrealized appreciation (depreciation) on investments	5,739	78,012	9,833	15,217
Net increase (decrease) in net assets resulting from operations	9,430	10,902	8,972	10,886

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	11,930	3,519	2,088	4,527
Net contractowner transfers (c)	(2,607)	(3,536)	11,414	(6,180)
Withdrawals and death benefits (b)	(3,659)	(1,550)	(1,777)	(1,378)
Net increase (decrease) in net assets resulting from contractowner transactions	5,664	(1,567)	11,725	(3,031)
Net increase (decrease) in net assets	15,094	9,335	20,697	7,855

NET ASSETS
Beginning of period	61,631	52,296	31,227	23,372
End of period	$76,725	$61,631	$51,924	$31,227

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	3,260	4,271	2,283	2,489
Units purchased	622	244	142	390
Units sold/transferred	(345)	(1,255)	604	(596)
End of period	3,537	3,260	3,029	2,283

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-36	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account		PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$28,819	$14,646	$18,433	$14,148
Net realized gain (loss)	9,630	(13,069)	36,984	86,058
Net change in unrealized appreciation (depreciation) on investments	1,905	44,183	13,555	(8,574)
Net increase (decrease) in net assets resulting from operations	40,354	45,760	68,972	91,632

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	140,819	31,668	53,127	31,619
Net contractowner transfers (c)	213,328	34,076	174,841	159,541
Withdrawals and death benefits (b)	(64,306)	(5,077)	(119,294)	(14,549)
Net increase (decrease) in net assets resulting from contractowner transactions	289,841	60,667	108,674	176,611
Net increase (decrease) in net assets	330,195	106,427	177,646	268,243

NET ASSETS
Beginning of period	260,778	154,351	594,462	326,219
End of period	$590,973	$260,778	$772,108	$594,462

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	19,708	14,145	38,687	24,687
Units purchased	9,767	3,385	3,304	2,690
Units sold/transferred	10,199	2,178	3,252	11,310
End of period	39,674	19,708	45,243	38,687

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-37

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account		PVC Equity Income Account— Class 1 Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$15,882	$15,568	$7,570	$6,099
Net realized gain (loss)	40,305	33,530	5,598	(3,192)
Net change in unrealized appreciation (depreciation) on investments	6,884	42,475	25,980	27,188
Net increase (decrease) in net assets resulting from operations	63,071	91,573	39,148	30,095

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	139,997	76,605	64,835	10,723
Net contractowner transfers (c)	171,653	239,552	67,458	122,196
Withdrawals and death benefits (b)	(128,806)	(20,349)	(20,533)	(3,486)
Net increase (decrease) in net assets resulting from contractowner transactions	182,844	295,808	111,760	129,433
Net increase (decrease) in net assets	245,915	387,381	150,908	159,528

NET ASSETS
Beginning of period	741,000	353,619	177,972	18,444
End of period	$986,915	$741,000	$328,880	$177,972

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	50,651	28,475	10,561	1,311
Units purchased	9,082	5,964	3,725	769
Units sold/transferred	2,972	16,212	2,654	8,481
End of period	62,705	50,651	16,940	10,561

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-38	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	PVC MidCap Blend Account— Class 1 Sub-Account		Prudential Series Fund— Jennison 20/20 Focus Portfolio—Class II Sub-Account
	For the year ended December 31, 2010	For the period October 23, 2009 (commencement of operations) to December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$3,616	$(191)	$(2,640)	$(1,878)
Net realized gain (loss)	12,129	(14)	49,520	(23,213)
Net change in unrealized appreciation (depreciation) on investments	23,372	5,250	(32,207)	143,178
Net increase (decrease) in net assets resulting from operations	39,117	5,045	14,673	118,087

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	6,255	226	37,731	21,723
Net contractowner transfers (c)	91,525	133,650	15,287	111,251
Withdrawals and death benefits (b)	(55,863)	(975)	(69,853)	(15,195)
Net increase (decrease) in net assets resulting from contractowner transactions	41,917	132,901	(16,835)	117,779
Net increase (decrease) in net assets	81,034	137,946	(2,162)	235,866

NET ASSETS
Beginning of period	137,946	—	353,467	117,601
End of period	$218,980	$137,946	$351,305	$353,467

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	8,405	—	21,953	11,413
Units purchased	363	14	2,566	1,866
Units sold/transferred	2,063	8,391	(4,046)	8,674
End of period	10,831	8,405	20,473	21,953

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-39

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account		Prudential Series Fund—Value Portfolio— Class II Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$(1,984)	$(691)	$(454)	$190
Net realized gain (loss)	36,807	4,203	2,685	(16,481)
Net change in unrealized appreciation (depreciation) on investments	64,284	97,395	14,204	25,638
Net increase (decrease) in net assets resulting from operations	99,107	100,907	16,435	9,347

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	63,697	32,382	35,861	2,639
Net contractowner transfers (c)	41,081	78,720	55,365	(7,603)
Withdrawals and death benefits (b)	(31,351)	(7,504)	(1,751)	(968)
Net increase (decrease) in net assets resulting from contractowner transactions	73,427	103,598	89,475	(5,932)
Net increase (decrease) in net assets	172,534	204,505	105,910	3,415

NET ASSETS
Beginning of period	289,068	84,563	37,469	34,054
End of period	$461,602	$289,068	$143,379	$37,469

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	5,345	2,743	1,752	2,223
Units purchased	1,174	788	1,663	157
Units sold/transferred	225	1,814	2,525	(628)
End of period	6,744	5,345	5,940	1,752

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-40	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account		Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$4,514	$(1,479)	$(4,464)	$(3,338)
Net realized gain (loss)	64,951	(51,532)	80,329	(37,097)
Net change in unrealized appreciation (depreciation) on investments	15,851	139,618	61,554	201,326
Net increase (decrease) in net assets resulting from operations	85,316	86,607	137,419	160,891

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	54,116	21,907	95,215	79,814
Net contractowner transfers (c)	79,409	92,201	31,468	213,587
Withdrawals and death benefits (b)	(92,711)	(5,036)	(50,024)	(20,256)
Net increase (decrease) in net assets resulting from contractowner transactions	40,814	109,072	76,659	273,145
Net increase (decrease) in net assets	126,130	195,679	214,078	434,036

NET ASSETS
Beginning of period	294,737	99,058	661,941	227,905
End of period	$420,867	$294,737	$876,019	$661,941

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	21,430	11,322	63,259	29,221
Units purchased	3,696	1,487	8,305	9,031
Units sold/transferred	(1,428)	8,621	(1,622)	25,007
End of period	23,698	21,430	69,942	63,259

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-41

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Wanger International Sub-Account		Wanger Select Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$4,132	$3,007	$(198)	$(442)
Net realized gain (loss)	44,426	(19,877)	16,020	(22,711)
Net change in unrealized appreciation (depreciation) on investments	5,213	67,927	4,260	48,374
Net increase (decrease) in net assets resulting from operations	53,771	51,057	20,082	25,221

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	33,648	16,899	17,277	9,906
Net contractowner transfers (c)	50,270	67,572	17,476	(18,959)
Withdrawals and death benefits (b)	(32,437)	(5,488)	(4,671)	(3,064)
Net increase (decrease) in net assets resulting from contractowner transactions	51,481	78,983	30,082	(12,117)
Net increase (decrease) in net assets	105,252	130,040	50,164	13,104

NET ASSETS
Beginning of period	176,654	46,614	64,544	51,440
End of period	$281,906	$176,654	$114,708	$64,544

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	4,594	1,814	2,756	3,615
Units purchased	831	541	710	580
Units sold/transferred	507	2,239	435	(1,439)
End of period	5,932	4,594	3,901	2,756

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

B-42	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

concluded

	Wanger USA Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$(748)	$(479)
Net realized gain (loss)	18,476	(7,588)
Net change in unrealized appreciation (depreciation) on investments	1,648	30,690
Net increase (decrease) in net assets resulting from operations	19,376	22,623

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	15,941	14,151
Net contractowner transfers (c)	20,501	2,897
Withdrawals and death benefits (b)	(12,424)	(1,937)
Net increase (decrease) in net assets resulting from contractowner transactions	24,018	15,111
Net increase (decrease) in net assets	43,394	37,734

NET ASSETS
Beginning of period	71,214	33,480
End of period	$114,608	$71,214

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	2,250	1,487
Units purchased	449	556
Units sold/transferred	244	207
End of period	2,943	2,250

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(c)	In the current year, net contractowner transfers have been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and death benefits as appropriate. Prior year amounts remain as previously reported.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-43

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VLI-1 (the “Separate Account”) was established by TIAA-CREF Life Insurance

Company (“TIAA-CREF Life”) as a separate investment account under New York law on May 23, 2001 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

Investors participate in the Separate Account by purchasing one of two different variable life insurance policies: the Flexible Premium Individual Variable Universal Life Insurance Policy (referred to as “VUL”) and the Intelligent Life Flexible Premium Variable Universal Life Insurance Policy (referred to as “Intelligent Life”). Premiums received from the policies are allocated to the investment accounts (“Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (“Funds”), an open-end management investment company registered with the Commission and managed by Teachers Advisors, Inc. (“Advisors”), a wholly owned indirect subsidiary of TIAA. Accumulation Unit Values are calculated daily for each Sub-Account. VUL offers 5 investment Sub-Accounts and Intelligent Life offers 47 Sub-Accounts.

The Sub-Accounts commenced operations as follows:

Commencement Date
Sub-Accounts	Intelligent Life	Variable Universal Life
TIAA-CREF Life Bond	12/04/2006	N/A
TIAA-CREF Life Growth Equity	12/12/2006	5/02/2002
TIAA-CREF Life Growth & Income	10/11/2006	5/02/2002
TIAA-CREF Life International Equity	7/25/2006	5/02/2002
TIAA-CREF Life Large-Cap Value	7/25/2006	N/A
TIAA-CREF Life Money Market	6/30/2006	N/A
TIAA-CREF Life Real Estate	7/25/2006	N/A
TIAA-CREF Life Small-Cap Equity	7/25/2006	N/A
TIAA-CREF Life Social Choice	9/05/2006	5/02/2002
TIAA-CREF Life Stock Index	7/31/2006	5/02/2002
Calamos Growth & Income Portfolio	11/01/2006	N/A
Credit Suisse Trust—Commodity Return Strategy Portfolio	11/03/2006	N/A
Credit Suisse Trust—International Equity Flex III Portfolio	12/11/2009	N/A
Credit Suisse Trust—U.S. Equity Flex I Portfolio	5/08/2007	N/A
Delaware VIP Diversified Income Series—Standard Class	12/27/2006	N/A
Delaware VIP International Value Equity Series—Standard Class	2/05/2007	N/A
Delaware VIP Small Cap Value Series—Standard Class	3/29/2007	N/A
Franklin Income Securities Fund—Class 1	11/01/2006	N/A
Franklin Small-Mid Cap Growth Securities Fund—Class 1	2/05/2007	N/A
Mutual Shares Securities Fund—Class 1	2/02/2007	N/A

Commencement Date
Sub-Accounts	Intelligent Life	Variable Universal Life
Templeton Developing Markets Securities Fund—Class 1	11/03/2006	N/A
ING Clarion Global Real Estate Portfolio—Class I	5/01/2010	N/A
Janus Aspen Forty Portfolio—Institutional Shares	1/08/2007	N/A
Janus Aspen Overseas Portfolio—Institutional Shares	11/03/2006	N/A
Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares	12/28/2006	N/A
Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I	10/11/2006	N/A
Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I	5/08/2007	N/A
Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I	2/05/2007	N/A
MFS Growth Series—Initial Class	11/03/2006	N/A
MFS Global Equity Series—Initial Class	2/27/2007	N/A
MFS Investors Growth Stock Series—Initial Class	2/05/2007	N/A
MFS Utilities Series—Initial Class	10/11/2006	N/A
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	12/27/2006	N/A
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	3/29/2007	N/A
PIMCO VIT All Asset Portfolio—Institutional Class	10/31/2006	N/A
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	12/12/2006	N/A
PIMCO VIT Real Return Portfolio—Institutional Class	3/29/2007	N/A
PVC Equity Income Account—Class 1	4/04/2007	N/A
PVC MidCap Blend Account—Class 1	10/23/2009	N/A
Prudential Series Fund Jennison 20/ 20 Focus Portfolio—Class II1	5/24/2007	N/A
Prudential Series Fund Natural Resources Portfolio—Class II2	2/02/2007	N/A
Prudential Series Fund Value Portfolio—Class II3	6/05/2007	N/A
Royce Capital Fund Micro-Cap Portfolio—Investment Class	1/08/2007	N/A
Royce Capital Fund Small-Cap Portfolio—Investment Class	2/02/2007	N/A
Wanger International	10/31/2006	N/A
Wanger Select	2/02/2007	N/A
Wanger USA	10/31/2006	N/A

[1]	Formerly Jennison 20/20 Focus Portfolio—Class II
[2]	Formerly Natural Resources Portfolio—Class II
[3]	Formerly Value Portfolio—Class II

The Janus Aspen INTECH Risk-Managed Core Portfolio was liquidated on April 30, 2010.

The Credit Suisse Trust—Commodity Return Portfolio, Credit Suisse Trust—International Equity Flex III Portfolio and the Credit Suisse Trust—U.S. Equity Flex I Portfolio were no longer available as a contract allocation option for new allocations to the Intelligent Life contract, including allocations by transfer from other available contract allocation options, effective April 12, 2010. The Sub-Accounts continue to be maintained for existing allocations. TIAA-CREF Life on behalf of the Credit Suisse Trust—Commodity Return Portfolio filed an application with the Commission to permit TIAA-CREF Life to automatically transfer

B-44	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

any remaining contract values from the Credit Suisse Trust—Commodity Return Portfolio to the Prudential Series Fund Natural Resources Portfolio—Class II.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Accounting for investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gains distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA-CREF Life Separate Account VLI-1 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation Fund for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. Management has analyzed the Separate Account’s tax positions taken for all open federal income tax years (2005-2010) and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Account’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Sub-Accounts’ major categories of assets and liabilities measured at fair value follows:

Investments in registered investment companies: These investments are valued at net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Transfers between levels are recognized at the end of the reporting period. For the period ended December 31, 2010, there were no significant transfers between levels by the Sub-Accounts.

As of December 31, 2010, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

Daily charges are deducted from the net assets of the VUL Sub-Accounts for services required to administer the Sub-Accounts and the contracts and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of the VUL Sub-Accounts. TIAA-CREF Life imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.10% of the net assets of the VUL Sub-Accounts. TIAA-CREF Life also imposes a daily charge for bearing certain mortality and expense risks within the Intelligent Life Sub-Accounts at an annual rate of 0.95% if the total investment value is less than $100,000; 0.65% if the investment value is $100,000 to $500,000; and 0.35% if the total investment value exceeds $500,000. For Policy Years 21 and greater, the annual rate will be 0.35% regardless of the value.

There are other daily, monthly, and annual fees and costs that a contractowner will pay when buying, owning and surrendering the policy. These fees and costs are assessed through redemption of units and include the following:

Additional expense charges	Intelligent Life	Variable Universal Life
Accelerated death benefit charge (when death benefit is paid):	$0 to $200	$0 to $200

Cost of insurance (annual rate deducted monthly):
Single Life Policy	$0.18 to $1,000 per $1,000 of net amount at risk	$0.19 to $1,000 per $1,000 of net amount at risk
Last Survivor Policy	$0.20 to $1,000 per $1,000 of net amount at risk	$0.00 to $1,000 per $1,000 of net amount at risk
Single Life Term Rider	Not applicable	$0.52 to $125.71 per $1,000 of net amount at risk

Level cost of insurance endorsement (annual rate deducted monthly):	$0.26 to $133.60 per $1,000 of net amount at risk depending upon age and term selected	Not applicable

Estate Transfer Protection Rider (annual rate deducted monthly)	$0.20 to $1,000 of net amount at risk	Not applicable

Loan interest expense / Loan interest spread (daily):	Annual rate of 5.00%	0.50% to 2.00% annually of loan account value depending upon length of policy

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-45

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

Additional expense charges	Intelligent Life	Variable Universal life

Loan account crediting rate (daily):	Annual rate of 4.35% to 4.80%	Annual rate of 2.00% for the first 15 policy years, and 0.50% thereafter

Partial withdrawal charge (time each withdrawal is made):	$20	None

Policy Fee (monthly):
Single Life Policy	$0 to $10	$72 to $600 annually
Last Survivor Policy	None	$72 to $996 annually

Policy Unit Charge (monthly):
Single Life Policy	None	$0.24 to $1.20 per $1,000 of Face or increase in Face amount
Last Survivor Policy	None	$0.00 to $1.50 per $1,000 of Face amount
Single Life Term Rider	Not applicable	$0.00 to $1.50 per $1,000 of Face amount

Premium expense (on each payment received):	0.00% to 3.50%	4.00% to 6.00%

Transfer fee (per transfer):	$0 to $25	$0 to $25

Waiver of monthly charges rider (monthly):
Single Life Policy	3.00% to 18.39%	3.00% to 10.00%
Last Survivor Policy	Not applicable	Not applicable

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to Advisors. TIAA-CREF Life provides all administrative services for the Sub-Accounts. Teachers Personal Investors Services, Inc., a subsidiary of TIAA, performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2010 were as follows:

	Purchases	Sales
TIAA-CREF Life Bond	$1,085,689	$988,043
TIAA-CREF Life Growth Equity	489,045	503,593
TIAA-CREF Life Growth & Income	945,222	611,635
TIAA-CREF Life International Equity	1,294,069	1,085,374
TIAA-CREF Life Large-Cap Value	645,855	451,867
TIAA-CREF Life Money Market	8,928,975	8,686,513
TIAA-CREF Life Real Estate	568,902	535,483
TIAA-CREF Life Small-Cap Equity	395,665	213,369
TIAA-CREF Life Social Choice	270,547	231,150
TIAA-CREF Life Stock Index	3,177,996	2,395,369
Calamos Growth & Income Portfolio	193,769	135,678
Credit Suisse Trust—Commodity Return Strategy Portfolio	101,405	143,505

	Purchases	Sales
Credit Suisse Trust—International Equity Flex III Portfolio	$37,105	$29,525
Credit Suisse Trust—U.S. Equity Flex I Portfolio	1,020	19,245
Delaware VIP Diversified Income Series—Standard Class	468,646	428,809
Delaware VIP International Value Equity Series— Standard Class	317,020	184,659
Delaware VIP Small Cap Value Series—Standard Class	77,185	37,633
Franklin Income Securities Fund—Class 1	257,589	129,805
Franklin Small-Mid Cap Growth Securities Fund— Class 1	56,767	14,916
Mutual Shares Securities Fund—Class 1	244,921	143,242
Templeton Developing Markets Securities Fund— Class 1	604,333	319,325
ING Clarion Global Real Estate Portfolio—Class 1	21,001	7,406
Janus Aspen Forty Portfolio—Institutional Shares	287,422	168,499
Janus Aspen Overseas Portfolio—Institutional Shares	456,204	306,715
Janus Aspen Perkins Mid Cap Value Portfolio— Institutional Shares	415,790	254,353
Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares	21,512	207,628
Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I	133,958	100,623
Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class 1	415,980	416,421
Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class 1	52,111	42,094
MFS Growth Series—Initial Class	141,638	127,966
MFS Global Equity Series—Initial Class	101,558	63,563
MFS Investors Growth Stock Series—Initial Class	87,251	73,191
MFS Utilities Series—Initial Class	78,701	20,072
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	22,523	16,958
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	71,467	59,788
PIMCO VIT All Asset Portfolio—Institutional Class	478,555	159,895
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	449,182	307,042
PIMCO VIT Real Return Portfolio—Institutional Class	569,771	370,277
PVC Equity Income Account—Class 1	143,730	24,400
PVC MidCap Blend Account—Class 1	166,468	120,935
Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II	143,012	162,488
Prudential Series Fund—Natural Resources Portfolio—Class II	218,059	146,616
Prudential Series Fund—Value Portfolio—Class II	120,968	31,947
Royce Capital Fund Micro-Cap Portfolio—Investment Class	234,285	188,956
Royce Capital Fund Small-Cap Portfolio—Investment Class	313,681	241,486
Wanger International	211,520	155,907
Wanger Select	96,792	66,908
Wanger USA	127,264	103,994

B-46	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Note 4—condensed financial information

	TIAA-CREF Life Bond Sub-Account
	For the Years Ended								For the period December 4, 2006 (commencement of operations) to December 31, 2006
	2010		2009		2008		2007

Total Return Lowest to Highest (g)	5.90% to 6.53%		6.39% to 7.03%		(0.55)% to .04%		4.47% to 9.86%		(5.27)% to (0.95)%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$28.02 to $28.72		$26.34 to $26.83		$26.48 to $26.82		$24.26 to $25.35		$25.59
Accumulation Unit Value, End of Period Lowest to Highest	$29.67 to $30.60		$28.02 to $28.72		$26.34 to $26.83		$26.48 to $26.82		$24.26 to $25.35
Net Assets, End of Period	$1,461,244		$1,324,988		$747,476		$742,771		$78,462
Accumulation Units Outstanding, End of Period	48,445		46,692		28,138		27,822		3,095
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	3.69%	(e)	5.29%	(e)	4.89%	(e)	6.09%	(e)	176.88%	(c)(d)

	TIAA-CREF Life Growth Equity Sub-Account
	For the Years Ended								For the period December 12, 2006 (commencement of operations) to December 31, 2006 Intelligent Life Account		For the Year Ended
	2010		2009		2008		2007				2006 Variable Universal Life Account

Total Return Lowest to Highest (g)	12.34% to 13.02%		34.19% to 35.06%		(41.27)% to (40.92)%		20.54% to 21.87%		(1.35)% to 0.85%	(a)	5.30%
Accumulation Unit Value, Beginning of Period Lowest to Highest	$14.15 to $14.83		$10.54 to $10.98		$17.95 to $18.56		$14.82 to $15.31		$15.02		$14.54
Accumulation Unit Value, End of Period Lowest to Highest	$15.89. to $16.77		$14.15 to $14.83		$10.54 to $10.98		$17.95 to $18.56		$14.82 to $14.89		$15.31
Net Assets, End of Period	$2,047,348		$1,834,933		$1,241,712		$1,649,669		$38,669		$614,000
Accumulation Units Outstanding, End of Period	124,343		125,503		114,460		89,807		2,597		40,141
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.30% to 0.95%		0.30% to 0.95%		0.30% to 0.95%		0.30% to 0.95%		0.00%		0.30%
Ratio of Investment Income to Average Net Assets	0.49%	(e)	0.96%	(e)	1.02%	(e)	0.99%	(e)	15.06%	(c)(d)	0.96%	(c)

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.
(c)	Prior to 2007, Investment Income included capital gains distributions.
(d)	Annualized for periods less than one year.
(e)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(f)	These amounts represent the annualized expenses of the Sub-Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(g)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contractowners’ total returns may not be within the ranges presented.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-47

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	TIAA-CREF Life Growth & Income Sub-Account
	For the Years Ended								For the period October 11, 2006 (commencement of operations) to December 31, 2006 Intelligent Life Account		For the Year Ended
	2010		2009		2008		2007				2006 Variable Universal Life Account

Total Return Lowest to Highest (g)	12.34% to 13.01%		26.55% to 27.38%		(35.41)% to (35.00)%		17.39% to 19.55%		(0.55)% to 6.53%	(a)	16.46%
Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.95 to $26.07		$18.92 to $20.47		$29.30 to $31.47		$24.67 to $26.61		$23.43		$22.85
Accumulation Unit Value, End of Period Lowest to Highest	$26.91 to $29.48		$23.95 to $26.07		$18.92 to $20.47		$29.30 to $31.47		$24.67 to $24.96		$26.61
Net Assets, End of Period	$3,623,832		$2,914,629		$1,823,676		$1,988,648		$50,258		$1,190,000
Accumulation Units Outstanding, End of Period	127,903		115,296		90,982		63,855		2,014		44,713
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.30% to 0.95%		0.30% to 0.95%		0.30% to 0.95%		0.30% to 0.95%		0.00%		0.30%
Ratio of Investment Income to Average Net Assets	1.43%	(e)	2.04%	(e)	2.19%	(e)	1.71%	(e)	22.59%	(c)(d)	1.83%	(c)

	TIAA-CREF Life International Equity Sub-Account
	For the Years Ended								For the period July 25, 2006 (commencement of operations) to December 31, 2006 Intelligent Life Account		For the Year Ended
	2010		2009		2008		2007				2006 Variable Universal Life Account

Total Return Lowest to Highest (g)	18.50% to 19.22%		30.50% to 31.35%		(50.49)% to (50.15)%		18.22% to 20.27%		(0.58)% to 18.80%	(a)	29.56%
Accumulation Unit Value, Beginning of Period Lowest to Highest	$19.19 to $21.23		$14.71 to $16.16		$29.70 to $32.42		$24.86 to $27.25		$21.15		$21.04
Accumulation Unit Value, End of Period Lowest to Highest	$22.74 to $25.32		$19.19 to $21.23		$14.71 to $16.16		$29.70 to $32.42		$24.86 to $25.13		$27.25
Net Assets, End of Period	$3,956,656		$3,130,710		$1,963,576		$3,085,896		$75,679		$1,263,000
Accumulation Units Outstanding, End of Period	165,249		154,790		126,659		98,234		3,012		46,363
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.30% to 0.95%		0.30% to 0.95%		0.30% to 0.95%		0.30% to 0.95%		0.00% to 0.10%	(d)	0.30%
Ratio of Investment Income to Average Net Assets	1.34%	(e)	4.07%	(e)	0.05%	(e)	2.56%	(e)	9.23%	(c)(d)	1.89%	(c)

B-48	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	TIAA-CREF Life Large-Cap Value Sub-Account
	For the Years Ended								For the period July 25, 2006 (commencement of operations) to December 31, 2006
	2010		2009		2008		2007

Total Return Lowest to Highest (g)	17.24% to 17.95%		30.22% to 31.00%		(41.31)% to (40.95)%		0.02% to 8.33%		(6.54)% to 13.24%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$29.45 to $30.19		$22.62 to $23.04		$38.53 to $39.03		$35.80 to $38.53		$34.02
Accumulation Unit Value, End of Period Lowest to Highest	$34.53 to $35.60		$29.45 to $30.19		$22.62 to $23.04		$38.53 to $39.03		$35.80 to $38.53
Net Assets, End of Period	$1,308,902		$939,883		$670,401		$779,230		$105,576
Accumulation Units Outstanding, End of Period	37,444		31,603		29,405		20,108		2,741
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.00% to 0.08%	(d)
Ratio of Investment Income to Average Net Assets	1.73%	(e)	2.05%	(e)	2.18%	(e)	3.05%	(e)	69.47%	(c)(d)

	TIAA-CREF Life Money Market Sub-Account
	For the Years Ended								For the period June 30, 2006 (commencement of operations) to December 31, 2006
	2010		2009		2008		2007

Total Return Lowest to Highest (g)	(0.82)% to (0.23)%		(0.41)% to 0.19%		1.90% to 2.501%		1.03% to 4.88%		3.02% to 3.73%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$1.09 to $1.11		$1.09 to $1.11		$1.07 to $1.08		$1.02 to $1.03		$0.99
Accumulation Unit Value, End of Period Lowest to Highest	$1.08 to $1.11		$1.09 to $1.11		$1.09 to $1.11		$1.07 to $1.08		$1.02 to $1.03
Net Assets, End of Period	$5,876,283		$5,633,821		$6,983,477		$2,472,266		$1,208,669
Accumulation Units Outstanding, End of Period	5,410,663		5,160,705		6,388,862		2,295,750		1,173,465
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.01% to 0.04%
Ratio of Investment Income to Average Net Assets	0.12%	(e)	0.55%	(e)	2.65%	(e)	5.06%	(e)	4.14%	(c)(d)

	TIAA-CREF Life Real Estate Sub-Account
	For the Years Ended								For the period July 25, 2006 (commencement of operations) to December 31, 2006
	2010		2009		2008		2007

Total Return Lowest to Highest (g)	29.92% to 30.70%		23.93% to 24.67%		(38.86)% to (38.49)%		(16.64)% to (9.11)%		(8.72)% to 16.21%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$25.87 to $26.52		$20.87 to $21.27		$34.14 to $34.58		$37.80 to $40.96		$35.24
Accumulation Unit Value, End of Period Lowest to Highest	$33.61 to $34.66		$25.87 to $26.52		$20.87 to $21.27		$34.14 to $34.58		$37.80 to $40.96
Net Assets, End of Period	$999,517		$745,328		$439,390		$410,345		$70,427
Accumulation Units Outstanding, End of Period	29,409		28,524		20,909		11,966		1,719
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.00% to 0.11%	(d)
Ratio of Investment Income to Average Net Assets	2.20%	(e)	4.59%	(e)	6.03%	(e)	6.02%	(e)	37.84%	(c)(d)

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-49

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	TIAA-CREF Life Small-Cap Equity Sub-Account
	For the Years Ended								For the period July 25, 2006 (commencement of operations) to December 31, 2006
	2010		2009		2008		2007

Total Return Lowest to Highest (g)	26.34% to 27.10%		26.55% to 27.30%		(33.07)% to (32.66)%		(6.18)% to 3.18%		(8.94)% to 11.92%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$27.72 to $28.41		$21.91 to $22.32		$32.73 to $33.15		$31.92 to $34.88		$31.17
Accumulation Unit Value, End of Period Lowest to Highest	$35.02 to $36.11		$27.72 to $28.41		$21.91 to $22.32		$32.73 to $33.15		$31.92 to $34.88
Net Assets, End of Period	$819,913		$469,983		$328,336		$343,493		$47,656
Accumulation Units Outstanding, End of Period	23,121		16,811		14,857		10,432		1,366
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.00% to 0.09%	(d)
Ratio of Investment Income to Average Net Assets	0.88%	(e)	1.54%	(e)	1.81%	(e)	2.44%	(e)	72.20%	(c)(d)

	TIAA-CREF Life Social Choice Sub-Account
	For the Years Ended								For the period September 5, 2006 (commencement of operations) to December 31, 2006 Intelligent Life Account		For the Year Ended
	2010		2009		2008		2007				2006 Variable Universal Life Account

Total Return Lowest to Highest (g)	14.91% to 15.26%		31.26% to 32.12%		(36.69%) to (36.28%)		(2.13)% to 4.93%		7.90%	(a)	14.30%
Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.01 to $25.92		$17.53 to $19.62		$27.69 to $30.80		$27.15 to $29.63		$25.17		$25.92
Accumulation Unit Value, End of Period Lowest to Highest	$26.45 to $29.99		$23.01 to $25.92		$17.53 to $19.62		$27.69 to $30.80		$27.15		$29.63
Net Assets, End of Period	$768,451		$640,996		$470,803		$595,033		$7,125		$368,000
Accumulation Units Outstanding, End of Period	26,308		25,452		24,863		19,865		262		12,414
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.30% to 0.95%		0.30% to 0.95%		0.30% to 0.95%		0.30% to 0.95%		0.00%		0.30%
Ratio of Investment Income to Average Net Assets	1.87%	(e)	2.38%	(e)	1.54%	(e)	2.35%	(e)	34.54%	(c)(d)	2.92%	(c)

B-50	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	TIAA-CREF Life Stock Index Sub-Account
	For the Years Ended								For the period July 31, 2006 (commencement of operations) to December 31, 2006 Intelligent Life Account		For the Year Ended
	2010		2009		2008		2007				2006 Variable Universal Life Account

Total Return Lowest to Highest (g)	15.69% to 16.39%		27.15% to 27.98%		(37.68)% to (37.27)%		(2.28)% to 4.85%		11.08%	(a)	15.28%
Accumulation Unit Value, Beginning of Period Lowest to Highest	$25.93 to $30.09		$20.39 to $23.51		$32.72 to $37.48		$31.24 to $35.74		$28.12		$31.01
Accumulation Unit Value, End of Period Lowest to Highest	$29.99 to $35.04		$25.93 to $30.09		$20.39 to $23.51		$32.72 to $37.48		$31.24		$35.74
Net Assets, End of Period	$6,691,554		$5,060,814		$2,863,561		$3,464,102		$105,602		$1,767,000
Accumulation Units Outstanding, End of Period	210,739		183,694		130,622		97,542		3,380		49,445
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.30% to 0.95%		0.30% to 0.95%		0.30% to 0.95%		0.30% to 0.95%		0.12%	(d)	0.30%
Ratio of Investment Income to Average Net Assets	1.94%	(e)	2.28%	(e)	2.27%	(e)	2.47%	(e)	6.62%	(c)(d)	2.91%	(c)

	Calamos Growth & Income Portfolio Sub-Account
	For the Years Ended								For the period November 1, 2006 (commencement of operations) to December 31, 2006
	2010		2009		2008		2007

Total Return Lowest to Highest (g)	10.54% to 10.87%		38.11% to 38.52%		(32.38)% to (32.18)%		1.43% to 18.55%		(6.00)%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$15.78 to $15.97		$11.43 to $11.53		$16.90 to $17.00		$14.25		$15.16
Accumulation Unit Value, End of Period Lowest to Highest	$17.44 to $17.71		$15.78 to $15.97		$11.43 to $11.53		$16.90 to $17.00		$14.25
Net Assets, End of Period	$289,788		$207,364		$178,350		$104,459		$2,664
Accumulation Units Outstanding, End of Period	16,446		13,070		15,575		6,180		187
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.01%	(d)
Ratio of Investment Income to Average Net Assets	1.93	(e)	2.78%	(e)	0.96%	(e)	2.44%	(e)	0.00%

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-51

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Credit Suisse Trust—Commodity Return Strategy Portfolio Sub-Account
	For the Years Ended								For the period November 3, 2006 (commencement of operations) to December 31, 2006
	2010		2009		2008		2007

Total Return Lowest to Highest (g)	15.56% to 16.25%		18.35% to 19.06%		(34.34)% to (34.15)%		1.25% to 18.69%		(2.28)%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$9.48 to $9.71		$8.01 to $8.08		$12.19 to $12.27		$10.27		$10.07
Accumulation Unit Value, End of Period Lowest to Highest	$10.95 to $11.29		$9.48 to $9.71		$8.01 to $8.08		$12.19 to $12.27		$10.27
Net Assets, End of Period	$221,508		$240,872		$47,049		$21,813		$287
Accumulation Units Outstanding, End of Period	19,986		25,191		5,870		1,787		28
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.35% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	5.56%	(e)	13.87%	(e)	1.42%	(e)	6.03%	(e)	0.00%

	Credit Suisse Trust International Equity Flex III Sub-Account
	For the Year Ended		For the period December 11, 2009 (commencement of operations) to December 31, 2009
	2010

Total Return Lowest to Highest (g)	11.17% to 11.50%		0.98%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$9.52		$9.42
Accumulation Unit Value, End of Period Lowest to Highest	$10.58 to $10.74		$9.52
Net Assets, End of Period	$25,164		$14,555
Accumulation Units Outstanding, End of Period	2,366		1,529
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.09%	(e)	0.00%

	Credit Suisse U.S. Equity Flex I Portfolio Sub-Account
	For the Years Ended						For the period May 8, 2007 (commencement of operations) to December 31, 2007
	2010		2009		2008

Total Return Lowest to Highest (g)	13.38% to 13.72%		23.49% to 23.86%		(35.22)% to (35.02)%		(7.48)% to (0.53)%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$7.45 to $7.51		$6.03 to $6.06		$9.31 to $9.33		$10.06
Accumulation Unit Value, End of Period Lowest to Highest	$8.44 to $8.54		$7.45 to $7.51		$6.03 to $6.06		$9.31 to $9.33
Net Assets, End of Period	$2,924		$21,463		$14,972		$21,033
Accumulation Units Outstanding, End of Period	347		2,862		2,472		2,255
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.04%	(e)	1.24%	(e)	0.08%	(e)	0.04%	(d)(e)

B-52	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Delaware VIP Diversified Income Series—Standard Class Sub-Account
	For the Years Ended								For the period December 27, 2006 (commencement of operations) to December 31, 2006
	2010		2009		2008		2007

Total Return Lowest to Highest (g)	7.04% to 7.68%		25.76% to 26.52%		(5.44)% to (4.88)%		4.93%		0.09%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$12.35 to $12.65		$9.82 to $10.00		$10.38		$9.74		$9.73
Accumulation Unit Value, End of Period Lowest to Highest	$13.22 to $13.62		$12.35 to $12.65		$9.82 to $10.00		$10.38		$9.74
Net Assets, End of Period	$813,575		$754,627		$406,648		$15,408		$50
Accumulation Units Outstanding, End of Period	60,505		60,362		41,006		1,484		5
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.95%		0.00%
Ratio of Investment Income to Average Net Assets	4.59%	(e)	5.16%	(e)	0.60%	(e)	1.53%	(e)	0.00%

	Delaware VIP International Value Equity Series—Standard Class Sub-Account
	For the Years Ended						For the period February 5, 2007 (commencement of operations) to December 31, 2007
	2010		2009		2008

Total Return Lowest to Highest (g)	9.88% to 10.54%		33.46% to 33.86%		(42.97)% to (42.79)%		2.04%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$18.16 to $18.38		$13.61 to $13.73		$23.86		$23.38
Accumulation Unit Value, End of Period Lowest to Highest	$19.96 to $20.56		$18.16 to $18.38		$13.61 to $13.73		$23.86
Net Assets, End of Period	$363,363		$207,779		$71,797		$47,300
Accumulation Units Outstanding, End of Period	18,004		11,372		5,271		1,982
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.95%	(d)
Ratio of Investment Income to Average Net Assets	3.13%	(e)	2.58%	(e)	1.47%	(e)	1.44%	(d)(e)

	Delaware VIP Small Cap Value Series—Standard Class Sub-Account
	For the Years Ended						For the period March 29, 2007 (commencement of operations) to December 31, 2007
	2010		2009		2008

Total Return Lowest to Highest (g)	31.02% to 31.41%		30.59% to 30.98%		(30.54)% to (30.33)%		(14.34)% to (9.55)%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$27.79 to $28.12		$21.28 to $21.47		$30.63 to $30.81		$33.87
Accumulation Unit Value, End of Period Lowest to Highest	$36.40 to $36.95		$27.79 to $28.12		$21.28 to $21.47		$30.63 to $30.81
Net Assets, End of Period	$529,232		$368,754		$270,561		$376,365
Accumulation Units Outstanding, End of Period	14,338		13,126		12,609		12,216
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.35% to 0.95%		0.65% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.62%	(e)	0.98%	(e)	0.77%	(e)	0.00%

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-53

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Franklin Income Securities Fund—Class 1 Sub-Account
	For the Years Ended								For the period November 1, 2006 (commencement of operations) to December 31, 2006
	2010		2009		2008		2007

Total Return Lowest to Highest (g)	11.80% to 12.47%		34.61% to 35.01%		(30.08)% to (29.87)%		(0.15)% to 6.92%		3.16%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$17.69 to $17.91		$13.14 to $13.26		$18.79 to $18.91		$17.58		$17.04
Accumulation Unit Value, End of Period Lowest to Highest	$19.78 to $20.39		$17.69 to $17.91		$13.14 to $13.26		$18.79 to $18.91		$17.58
Net Assets, End of Period	$356,333		$208,323		$72,966		$48,675		$710
Accumulation Units Outstanding, End of Period	17,794		11,716		5,521		2,575		40
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	5.06%	(e)	7.34%	(e)	5.69%	(e)	0.27%	(e)	0.00%

	Franklin Small-Mid Cap Growth Securities Fund—Class 1 Sub-Account
	For the Years Ended			For the period February 5, 2007 (commencement of operations) to December 31, 2007
	2010	2009	2008

Total Return Lowest to Highest (g)	26.73% to 27.11%	42.59% to 43.02%	(42.89)% to (42.72)%	6.31%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.06 to $20.30	$14.07 to $14.20	$24.64	$23.18
Accumulation Unit Value, End of Period Lowest to Highest	$25.43 to $25.81	$20.06 to $20.30	$14.07 to $14.20	$24.64
Net Assets, End of Period	$165,051	$92,365	$44,402	$42,866
Accumulation Units Outstanding, End of Period	6,473	4,599	3,154	1,740
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%	0.65% to 0.95%	0.65% to 0.95%	0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	0.00%	0.00%	0.00%

	Mutual Shares Securities Fund—Class 1 Sub-Account
			For the Years Ended				For the period February 2, 2007 (commencement of operations) to December 31, 2007
	2010		2009		2008

Total Return Lowest to Highest (g)	10.42% to 11.08%		25.16% to 25.53%		(37.53)% to (37.34)%		(0.87)% to (0.11)%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$17.30 to $17.51		$13.82 to $13.95		$22.12 to $22.26		$21.84
Accumulation Unit Value, End of Period Lowest to Highest	$19.10 to $19.69		$17.30 to $17.51		$13.82 to $13.95		$22.12 to $22.26
Net Assets, End of Period	$359,847		$230,993		$180,096		$131,220
Accumulation Units Outstanding, End of Period	18,684		13,265		12,974		5,910
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	1.31%	(e)	2.36%	(e)	3.89%	(e)	0.55%	(d)(e)

B-54	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Templeton Developing Markets Securities Fund—Class 1 Sub-Account
	For the Years Ended								For the period November 3, 2006 (commencement of operations) to December 31, 2006
	2010		2009		2008		2007

Total Return Lowest to Highest (g)	16.72% to 17.42%		71.69% to 72.72%		(53.068)% to (52.927)%		2.64% to 29.47%		9.83%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$14.39 to $14.75		$8.38 to $8.46		$17.86 to $17.97		$13.79		$12.56
Accumulation Unit Value, End of Period Lowest to Highest	$16.80 to $17.32		$14.39 to $14.75		$8.38 to $8.46		$17.86 to $17.97		$13.79
Net Assets, End of Period	$852,390		$455,587		$69,439		$50,557		$499
Accumulation Units Outstanding, End of Period	50,038		31,394		8,261		2,829		36
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.35% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	1.78%	(e)	1.51%	(e)	2.88%	(e)	1.40%	(e)	0.00%

	ING Clarion Global Real Estate Portfolio—Class 1 Sub-Account
	For the period May 1, 2010 (commencement of operations) to December 31, 2010

Total Return Lowest to Highest (g)	10.12% to 10.34%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$27.53 to $27.59
Net Assets, End of Period	$14,324
Accumulation Units Outstanding, End of Period	519
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.00%

	Janus Aspen Forty Portfolio—Institutional Shares Sub-Account
	For the Years Ended						For the period January 8, 2007 (commencement of operations) to December 31, 2007
	2010		2009		2008

Total Return Lowest to Highest (g)	5.74% to 6.38%		44.96% to 45.82%		(44.68)% to (44.34)%		21.62% to 35.64%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$32.59 to $33.40		$22.49 to $22.91		$40.65 to $40.90		$29.90
Accumulation Unit Value, End of Period Lowest to Highest	$34.47 to $35.53		$32.59 to $33.40		$22.49 to $22.91		$40.65 to $40.90
Net Assets, End of Period	$774,724		$614,023		$291,365		$43,514
Accumulation Units Outstanding, End of Period	22,175		18,618		12,844		1,066
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.38%	(e)	0.04%	(e)	0.16%	(e)	0.43%	(d)(e)

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-55

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Janus Aspen Overseas Portfolio—Institutional Shares Sub-Account
	For the Years Ended								For the period November 3, 2006 (commencement of operations) to December 31, 2006
	2010		2009		2008		2007

Total Return Lowest to Highest (g)	24.12% to 24.87%		77.87% to 78.93%		(52.57)% to (52.28)%		12.86% to 29.47%		8.15%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$55.44 to $56.81		$31.17 to $31.75		$65.71 to $66.12		$50.75		$46.93
Accumulation Unit Value, End of Period Lowest to Highest	$68.81 to $70.94		$55.44 to $56.81		$31.17 to $31.75		$65.71 to $66.12		$50.75
Net Assets, End of Period	$1,357,989		$963,571		$297,415		$88,324		$746
Accumulation Units Outstanding, End of Period	19,496		17,189		9,458		1,337		15
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.65% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	0.72%	(e)	0.63%	(e)	2.91%	(e)	0.95%	(e)	0.00%

	Janus Aspen Perkins Mid-Cap Value Portfolio—Institutional Shares Sub-Account
	For the Years Ended								For the period December 28, 2006 (commencement of operations) to December 31, 2006
	2010		2009		2008		2007

Total Return Lowest to Highest (g)	14.57% to 15.26%		32.43% to 33.23%		(28.45)% to (28.02)%		13.04%		(0.48)%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$17.66 to $18.10		$13.34 to $13.59		$18.64		$16.49		$16.57
Accumulation Unit Value, End of Period Lowest to Highest	$20.24 to $20.86		$17.66 to $18.10		$13.34 to $13.59		$18.64		$16.49
Net Assets, End of Period	$829,386		$568,156		$240,768		$46,245		$176
Accumulation Units Outstanding, End of Period	40,253		31,784		17,925		2,481		11
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.95%		0.00%
Ratio of Investment Income to Average Net Assets	0.76%	(e)	0.66%	(e)	3.81%	(e)	3.74%	(e)	0.00%

	Legg Mason ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account
	For the Years Ended					For the period October 11, 2006 (commencement of operations) to December 31, 2006
	2010		2009	2008	2007

Total Return Lowest to Highest (g)	23.83% to 24.20%		33.30% to 33.70%	(40.97)% to (40.79)%	(0.68)%	2.82%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$7.54 to $7.60		$5.66 to $5.69	$9.59	$25.68	$10.01
Accumulation Unit Value, End of Period Lowest to Highest	$9.34 to $9.45		$7.54 to $7.60	$5.66 to $5.69	$9.59	$25.68
Net Assets, End of Period	$113,873		$62,020	$27,184	$14,225	$587
Accumulation Units Outstanding, End of Period	12,134		8,201	4,795	1,452	23
Ratio of Expenses to Average Net Assets Lowest to Highest Period (f)	0.65% to 0.95%		0.65% to 0.95%	0.65% to 0.95%	0.95%	0.00%
Ratio of Investment Income to Average Net Assets	0.18%	(e)	0.00%	0.00%	0.00%	0.00%

B-56	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Legg Mason Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
	For the Years Ended						For the period May 8, 2007 (commencement of operations) to December 31, 2007
	2010		2009		2008

Total Return Lowest to Highest (g)	13.83% to 14.52%		54.09% to 55.01%		(31.48)% to (31.07)%		(4.65)% to (4.28)%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$10.10 to $10.27		$6.56 to $6.62		$9.57 to $9.61		$10.04
Accumulation Unit Value, End of Period Lowest to Highest	$11.50 to $11.76		$10.10 to $10.27		$6.56 to $6.62		$9.57 to $9.61
Net Assets, End of Period	$261,354		$238,513		$71,474		$73,142
Accumulation Units Outstanding, End of Period	22,425		23,380		10,830		8,023
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	7.08%	(e)	14.27%	(e)	13.64%	(e)	12.92%	(d)(e)

	Legg Mason ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
	For the Years Ended			For the period February 5, 2007 (commencement of operations) to December 31, 2007
	2010	2009	2008

Total Return Lowest to Highest (g)	24.00% to 24.37%	41.43% to 41.85%	(37.86)%	(0.70)%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$13.80 to $13.96	$9.76	$16.61	$15.07
Accumulation Unit Value, End of Period Lowest to Highest	$17.11 to $17.37	$13.80 to $13.96	$9.76	$16.61
Net Assets, End of Period	$53,798	$33,169	$14,792	$11,361
Accumulation Units Outstanding, End of Period	3,143	2,392	1,516	684
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%	0.65% to 0.95%	0.95%	0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	0.00%	0.00%	0.00%

	MFS Growth Series—Initial Class Sub-Account
	For the Years Ended							For the period November 3, 2006 (commencement of operations) to December 31, 2006
	2010		2009		2008		2007

Total Return Lowest to Highest (g)	14.25% to 14.59%		36.38% to 37.20%		(38.01)% to (37.64)%		19.84% to 20.58%	(0.61)% to 4.55%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.72 to $21.24		$15.19 to $15.48		$24.51 to $24.82		$20.45 to$ 20.51	$19.56
Accumulation Unit Value, End of Period Lowest to Highest	$23.67 to $24.04		$20.72 to $21.24		$15.19 to $15.48		$24.51 to $24.82	$20.45 to$ 20.51
Net Assets, End of Period	$56,559		$37,554		$75,364		$125,926	$15,757
Accumulation Units Outstanding, End of Period	2,370		1,806		4,894		5,084	771
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%	0.00%
Ratio of Investment Income to Average Net Assets	0.17%	(e)	0.36%	(e)	0.23%	(e)	0.00%	0.00%

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-57

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	MFS Global Equity Series—Initial Class Sub-Account
	For the Year Ended						For the period February 27, 2007 (commencement of operations) to December 31, 2007
	2010		2009		2008

Total Return Lowest to Highest (g)	11.30% to 11.97%		30.74% to 31.52%		(34.40)% to (34.20)%		7.63%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$14.20 to $14.54		$10.86 to $10.96		$16.56		$15.38
Accumulation Unit Value, End of Period Lowest to Highest	$15.81 to $16.28		$14.20 to $14.54		$10.86 to $10.96		$16.56
Net Assets, End of Period	$249,465		$188,321		$56,385		$7,282
Accumulation Units Outstanding, End of Period	15,512		13,082		5,157		440
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.35% to 0.95%		0.65% to 0.95%		0.95% (d)
Ratio of Investment Income to Average Net Assets	0.95%	(e)	2.34%	(e)	0.22%	(e)	1.60%	(d)(e)

	MFS Investors Growth Stock Series—Initial Class Sub-Account
	For the Year Ended						For the period February 5, 2007 (commencement of operations) to December 31, 2007
	2010		2009		2008

Total Return Lowest to Highest (g)	11.41% to 12.08%		38.24% to 39.07%		(37.47)%		8.78%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$10.06 to $10.30		$7.28		$11.64		$10.70
Accumulation Unit Value, End of Period Lowest to Highest	$11.21 to $11.55		$10.06 to $10.30		$7.28		$11.64
Net Assets, End of Period	$107,772		$86,404		$13,763		$4,230
Accumulation Units Outstanding, End of Period	9,404		8,421		1,891		363
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.35% to 0.95%		0.95%		0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.47%	(e)	0.13%	(e)	0.31%	(e)	0.20%	(d)(e)

	MFS Utilities Series—Initial Class Sub-Account
	For the Years Ended								For the period October 11, 2006 (commencement of operations) to December 31, 2006
	2010		2009		2008		2007

Total Return Lowest to Highest (g)	12.73% to 13.07%		31.96% to 32.36%		(38.26)% to (38.07)%		26.49%		11.59%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$29.89 to $30.26		$22.65 to $22.86		$36.69		$29.01		$25.99
Accumulation Unit Value, End of Period Lowest to Highest	$33.70 to $34.22		$29.89 to $30.26		$22.65 to $22.86		$36.69		$29.01
Net Assets, End of Period	$171,842		$95,864		$41,290		$18,905		$206
Accumulation Units Outstanding, End of Period	5,049		3,186		1,820		515		7
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.95%		0.00%
Ratio of Investment Income to Average Net Assets	2.69%	(e)	5.56%	(e)	1.13%	(e)	0.04%	(e)	0.00%

B-58	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Neuberger Berman Advisers Management Trust Partners Portfolio—I Class Sub-Account
	For the Years Ended								For the period December 27, 2006 (commencement of operations) to December 31, 2006
	2010		2009		2008		2007

Total Return Lowest to Highest (g)	14.57% to 14.92%		54.60% to 55.07%		(52.84)% to (52.70)%		(1.24)% to 22.93%		(0.52)%	(a)

Accumulation Unit Value, Beginning of Period Lowest to Highest	$18.79 to $19.02		$12.16 to $12.27		$25.78 to $25.93		$20.97		$21.08

Accumulation Unit Value, End of Period Lowest to Highest	$21.53 to $21.86		$18.79 to $19.02		$12.16 to $12.27		$25.78 to $25.93		$20.97

Net Assets, End of Period	$76,725		$61,631		$52,296		$107,889		$20

Accumulation Units Outstanding, End of Period	3,537		3,260		4,271		4,164		1

Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	0.67%	(e)	2.98%	(e)	0.54%	(e)	1.84%	(e)	0.00%

	Neuberger Berman Advisers Management Trust Regency Portfolio—I Class Sub-Account
	For the Years Ended						For the period March 29, 2007 (commencement of operations) to December 31, 2007
	2010		2009		2008

Total Return Lowest to Highest (g)	24.99% to 25.37%		45.18% to 45.61%		(46.33)% to (46.17)%		(1.15)% to 5.46%	(a)

Accumulation Unit Value, Beginning of Period Lowest to Highest	$13.61 to $13.77		$9.37 to $9.46		$17.46 to $17.57		$17.67

Accumulation Unit Value, End of Period Lowest to Highest	$17.01 to $17.26		$13.61 to $13.77		$9.37 to $9.46		$17.46 to $17.57

Net Assets, End of Period	$51,924		$31,227		$23,372		$28,903

Accumulation Units Outstanding, End of Period	3,029		2,283		2,488		1,651

Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.68%	(e)	2.04%	(e)	1.49%	(e)	0.63%	(d)(e)

	PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account
	For the Years Ended								For the period October 31, 2006 (commencement of operations) to December 31, 2006
	2010		2009		2008		2007

Total Return Lowest to Highest (g)	12.24% to 12.92%		20.59% to 21.31%		(16.50)% to (16.25)%		12.43%		(2.13)%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$13.10 to $13.43		$10.87 to $10.97		$13.01		$11.57		$11.83
Accumulation Unit Value, End of Period Lowest to Highest	$14.71 to $15.16		$13.10 to $13.43		$10.87 to $10.97		$13.01		$11.57
Net Assets, End of Period	$590,973		$260,778		$154,351		$49,709		$47
Accumulation Units Outstanding, End of Period	39,674		19,708		14,145		3,820		4
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.35% to 0.95%		0.65% to 0.95%		0.95%		0.00%
Ratio of Investment Income to Average Net Assets	8.04%	(e)	6.80%	(e)	8.40%	(e)	15.72%	(e)	0.00%

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-59

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class Sub-Account
	For the Years Ended								For the period December 12, 2006 (commencement of operations) to December 31, 2006
	2010		2009		2008		2007

Total Return Lowest to Highest (g)	10.77% to 11.44%		15.94% to 16.63%		(1.63)% to (1.04)%		8.88% to 9.62%		(0.41)% to (0.07)%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$15.13 to $15.51		$13.05 to $13.30		$13.27 to $13.44		$12.19 to $12.23		$12.24
Accumulation Unit Value, End of Period Lowest to Highest	$16.76 to $17.29		$15.13 to $15.51		$13.05 to $13.30		$13.27 to $13.44		$12.19 to $12.23
Net Assets, End of Period	$772,108		$594,462		$326,219		$176,895		$38,049
Accumulation Units Outstanding, End of Period	45,243		38,687		24,687		13,215		3,121
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	3.32%	(e)	3.29%	(e)	3.53%	(e)	3.42%	(e)	0.00%

	PIMCO VIT Real Return Portfolio—Institutional Class Sub-Account
	For the Years Ended						For the period March 29, 2007 (commencement of operations) to December 31, 2007
	2010		2009		2008

Total Return Lowest to Highest (g)	7.25% to 7.90%		17.46% to 18.16%		(7.79)% to (7.24)%		1.57% to 7.24%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$14.47 to $14.82		$12.32 to $12.54		$13.36 to $13.44		$12.46
Accumulation Unit Value, End of Period Lowest to Highest	$15.52 to $15.99		$14.47 to $14.82		$12.32 to $12.54		$13.36 to $13.44
Net Assets, End of Period	$986,915		$741,000		$353,619		$82,488
Accumulation Units Outstanding, End of Period	62,705		50,651		28,475		6,143
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	2.45%	(e)	3.36%	(e)	3.26%	(e)	6.44%	(d)(e)

	PVC Equity Income Account—Class 1 Sub-Account
	For the Years Ended						For the period April 4, 2007 (commencement of operations) to December 31, 2007
	2010		2009		2008

Total Return Lowest to Highest (g)	15.08% to 15.43%		18.87% to 19.23%		(34.57)%		1.66%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$16.72 to $16.93		$14.07		$21.50		$21.15
Accumulation Unit Value, End of Period Lowest to Highest	$19.25 to $19.54		$16.72 to $16.93		$14.07		$21.50
Net Assets, End of Period	$328,880		$177,972		$18,444		$3,481
Accumulation Units Outstanding, End of Period	16,940		10,561		1,311		162
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%		0.95%		0.95%	(d)
Ratio of Investment Income to Average Net Assets	3.79%	(e)	4.83%	(e)	1.96%	(e)	0.00%

B-60	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	PVC MidCap Blend Account—Class 1 Sub-Account
	For the Year Ended		For the period October 23, 2009 (commencement of operations) to December 31, 2009
	2010

Total Return Lowest to Highest (g)	22.93% to 23.30%		3.77% to 3.83%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$16.27 to $16.48		$15.68 to $15.87
Accumulation Unit Value, End of Period Lowest to Highest	$20.01 to $20.31		$16.27 to $16.48
Net Assets, End of Period	$218,980		$137,946
Accumulation Units Outstanding, End of Period	10,831		8,405
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	2.71%	(e)	0.00%

	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account
	For the Years Ended			For the period May 24, 2007 (commencement of operations) to December 31, 2007
	2010	2009	2008

Total Return Lowest to Highest (g)	6.35% to 6.67%	55.92% to 56.38%	(39.97)% to (39.79)%	1.70% to 5.50%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$15.97 to $16.17	$10.24 to $10.34	$17.07 to $17.17	$16.78
Accumulation Unit Value, End of Period Lowest to Highest	$16.99 to $17.25	$15.97 to $16.17	$10.24 to $10.34	$17.07 to $17.17
Net Assets, End of Period	$351,305	$353,467	$117,601	$80,609
Accumulation Units Outstanding, End of Period	20,473	21,953	11,413	4,698
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%	0.65% to 0.95%	0.65% to 0.95%	0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	0.00%	0.00%	0.38%	(d)(e)

	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account
	For the Years Ended						For the period February 2, 2007 (commencement of operations) to December 31, 2007
	2010		2009		2008

Total Return Lowest to Highest (g)	26.28% to 27.03%		74.75% to 75.80%		(53.63)% to (53.35)%		5.75% to 45.92%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$53.44 to $54.77		$30.58 to $31.15		$65.95 to $ 66.37		$45.20
Accumulation Unit Value, End of Period Lowest to Highest	$67.48 to $69.58		$53.44 to $54.77		$30.58 to $31.15		$65.95 to $66.37
Net Assets, End of Period	$461,602		$289,068		$84,563		$37,327
Accumulation Units Outstanding, End of Period	6,744		5,345		2,743		564
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.35% to 0.95%		0.35% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.07%	(e)	0.29%	(e)	0.18%	(e)	1.23%	(d)(e)

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-61

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Prudential Series Fund—Value Portfolio—Class II Sub-Account
	For the Years Ended						For the period June 5, 2007 (commencement of operations) to December 31, 2007
	2010		2009		2008

Total Return Lowest to Highest (g)	12.32% to 12.65%		40.06% to 40.48%		(43.10)% to (42.93)%		(10.11)% to (7.33)%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$21.29 to $21.56		$15.20 to $15.34		$26.72 to $26.89		$28.83
Accumulation Unit Value, End of Period Lowest to Highest	$23.92 to $24.28		$21.29 to $21.56		$15.20 to $15.34		$26.72 to $26.89
Net Assets, End of Period	$143,379		$37,469		$34,054		$44,079
Accumulation Units Outstanding, End of Period	5,940		1,752		2,223		1,640
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.65% to 0.95% (d)
Ratio of Investment Income to Average Net Assets	0.27%	(e)	1.36%	(e)	1.34%	(e)	4.26%	(d)(e)

	Royce Capital Fund Micro-Cap Portfolio—Investment Class Sub-Account
	For the Years Ended						For the period January 8, 2007 (commencement of operations) to December 31, 2007
	2010		2009		2008

Total Return Lowest to Highest (g)	28.73% to 29.51%		56.55% to 57.49%		(43.81)% to (43.64)%		(6.45%) to 5.22%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$13.66 to $13.99		$8.73 to $8.81		$15.53 to $15.62		$13.97
Accumulation Unit Value, End of Period Lowest to Highest	$17.59 to $18.12		$13.66 to $13.99		$8.73 to $8.81		$15.53 to $15.62
Net Assets, End of Period	$420,867		$294,737		$99,058		$51,076
Accumulation Units Outstanding, End of Period	23,698		21,430		11,321		3,275
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.35% to 0.95%		0.65% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	2.27%	(e)	0.00%	(e)	4.32%	(e)	4.59%	(d)(e)

	Royce Capital Fund Small-Cap Portfolio—Investment Class Sub-Account
	For the Years Ended					For the period February 2, 2007 (commencement of operations) to December 31, 2007
	2010		2009	2008

Total Return Lowest to Highest (g)	19.38% to 20.10%		33.93% to 34.73%	(27.87)% to (27.43)%		(12.61)% to (4.67)%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$10.37 to $10.62		$7.74 to $7.88	$10.73 to $10.80		$10.75
Accumulation Unit Value, End of Period Lowest to Highest	$12.38 to $12.75		$10.37 to $10.62	$7.74 to $7.88		$10.73 to $10.80
Net Assets, End of Period	$876,019		$661,941	$227,905		$82,015
Accumulation Units Outstanding, End of Period	69,942		63,259	29,221		7,625
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.35% to 0.95%	0.35% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.13%	(e)	0.00%	1.14%	(e)	0.11%	(d)(e)

B-62	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

concluded

	Wanger International Sub-Account
	For the Years Ended								For the period October 31, 2006 (commencement of operations) to December 31, 2006
	2010		2009		2008		2007

Total Return Lowest to Highest (g)	23.74% to 24.48%		48.37% to 49.26%		(46.12)% to (45.95)%		(4.78)% to 15.03%		8.84%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$38.07 to $39.02		$25.66 to $25.90		$47.61 to $47.92		$41.39		$38.03
Accumulation Unit Value, End of Period Lowest to Highest	$47.10 to $48.57		$38.07 to $39.02		$25.66 to $25.90		$47.61 to $47.92		$41.39
Net Assets, End of Period	$281,906		$176,654		$46,614		$59,820		$51
Accumulation Units Outstanding, End of Period	5,932		4,594		1,814		1,253		1
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.35% to 0.95%		0.65% to 0.95%		0.65% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	2.69%	(e)	3.03%	(e)	0.91%	(e)	0.11%	(e)	0.00%

	Wanger Select Sub-Account
	For the Years Ended				For the period February 2, 2007 (commencement of operations) to December 31, 2007
	2010		2009	2008

Total Return Lowest to Highest (g)	25.37% to 25.75%		64.62% to 65.11%	(49.54)% to (49.39)%	(7.57)% to 3.66%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.32 to $23.60		$14.17 to $14.29	$28.08 to $28.25	$27.09
Accumulation Unit Value, End of Period Lowest to Highest	$29.24 to $29.68		$23.32 to $23.60	$14.17 to $14.29	$28.08 to $28.25
Net Assets, End of Period	$114,708		$64,544	$51,440	$68,408
Accumulation Units Outstanding, End of Period	3,901		2,756	3,614	2,425
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%	0.65% to 0.95%	0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.61%	(e)	0.00%	0.00%	0.00%

	Wanger USA Sub-Account
	For the Years Ended				For the period October 31, 2006 (commencement of operations) to December 31, 2006
	2010	2009	2008	2007

Total Return Lowest to Highest (g)	22.19% to 22.55%	40.89% to 41.31%	(40.25)% to (40.08)%	4.23%	1.44%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$31.61 to $32.00	$22.44 to $22.65	$37.55	$36.03	$35.52
Accumulation Unit Value, End of Period Lowest to Highest	$38.62 to $39.22	$31.61 to $32.00	$22.44 to $22.65	$37.55	$36.03
Net Assets, End of Period	$114,608	$71,214	$33,480	$2,278	$48
Accumulation Units Outstanding, End of Period	2,943	2,250	1,487	61	1
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%	0.65% to 0.95%	0.65% to 0.95%	0.95%	0.00%
Ratio of Investment Income to Average Net Assets	0.00%	0.00%	0.00%	0.00%	0.00%

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-63

INDEX TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY
December 31, 2010
Page
B-65	Report of Independent Auditors

Statutory–Basis Financial Statements:
B-66	Statements of Admitted Assets, Liabilities and Capital and Surplus
B-67	Statements of Operations
B-68	Statements of Changes in Capital and Surplus
B-69	Statements of Cash Flows
B-70	Notes to Financial Statements

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
B-91	Report of Management Responsibility
B-92	Report of Independent Auditors

Statutory–Basis Financial Statements:
B-93	Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves
B-94	Statements of Operations
B-95	Statements of Changes in Capital and Contingency Reserves
B-96	Statements of Cash Flows
B-97	Notes to Financial Statements

B-64	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of

TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory-basis statements of admitted assets, liabilities and capital and surplus of TIAA-CREF Life Insurance Company (the “Company”) as of December 31, 2010 and 2009, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2010.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, on December 31, 2009, the Company adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes-Revised, A Temporary Replacement of SSAP No.10.

As discussed in Note 2 to the financial statements, as of July 1, 2009, the Company adopted Statement of Statutory Accounting Principles No. 43R, Loan-backed and Structured Securities.

/s/ PricewaterhouseCoopers LLP

April 12, 2011

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-65

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

TIAA-CREF LIFE INSURANCE COMPANY

	December 31,
(in thousands)	2010	2009

ADMITTED ASSETS
Bonds	$2,518,764	$2,385,576
Preferred stocks	7,343	5,502
Mortgage loans	52,651	61,415
Other long-term investments	1,097	—
Cash, cash equivalents and short-term investments	88,008	110,885
Contract loans	4,025	1,828
Investment income due and accrued	30,512	30,123
Federal income tax recoverable from TIAA	3,206	755
Net deferred federal income tax asset	6,149	8,799
Other assets	10,797	10,493
Separate account assets	848,443	703,712
Total admitted assets	$3,570,995	$3,319,088

LIABILITIES, CAPITAL AND SURPLUS
Liabilities
Reserves for life and health, annuities and deposit-type contracts	$2,341,156	$2,263,530
Asset valuation reserve	7,805	292
Interest maintenance reserve	6,174	4,983
Other liabilities	21,972	16,835
Separate account liabilities	823,307	680,135
Total liabilities	3,200,414	2,965,775

Capital and Surplus
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	357,500	357,500
Surplus (Deficit)	10,581	(6,687)
Total capital and surplus	370,581	353,313
Total liabilities, capital and surplus	$3,570,995	$3,319,088

B-66	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to statutory-basis financial statements

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TIAA-CREF LIFE INSURANCE COMPANY

	For the Years Ended December 31,
	2010	2009	2008
	(in thousands)

REVENUES
Insurance and annuity premiums and other considerations	$218,934	$232,200	$169,340
Net investment income	129,279	131,115	123,083
Total revenues	$348,213	$363,315	$292,423

EXPENSES
Policy and contract benefits	$125,285	$142,267	$155,949
Increase in policy and contract reserves	74,327	55,901	36,718
Net operating expenses	46,493	42,778	40,429
Net transfers to separate accounts	48,360	75,252	20,880
Other benefits and expenses	19,446	22,759	22,878
Total expenses	$313,911	$338,957	$276,854

Income before federal income tax and net realized capital losses	34,302	24,358	15,569
Federal income tax expense	8,509	11,922	4,005
Net realized capital losses less capital gains taxes, after transfers to the interest maintenance reserve	(849)	(19,452)	(73,040)
Net income (loss)	$24,944	$(7,016)	$(61,476)

See notes to statutory-basis financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-67

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

TIAA-CREF LIFE INSURANCE COMPANY

	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
	(in thousands)
Balance, December 31, 2007	$2,500	$287,500	$42,130	$332,130
Net loss			(61,476)	(61,476)
Net unrealized capital gains on investments			759	759
Change in asset valuation reserve			9,418	9,418
Change in surplus in separate accounts			(3)	(3)
Change in net deferred income tax			24,289	24,289
Change in non-admitted assets:
Deferred federal income tax asset			(24,599)	(24,599)
Deferred premium asset limitation			(540)	(540)
Other assets			(152)	(152)
Prior year income adjustment			505	505
Balance, December 31, 2008	$2,500	$287,500	$(9,669)	$280,331

Net loss			(7,016)	(7,016)
Net unrealized capital loss on investments			(1,706)	(1,706)
Change in asset valuation reserve			616	616
Change in accounting principle (SSAP 43R)			4,290	4,290
Change in accounting principle (SSAP 10R)			3,967	3,967
Change in surplus in separate accounts			3,436	3,436
Change in liability for reinsurance in unauthorized companies			(1,692)	(1,692)
Change in net deferred income tax			9,286	9,286
Change in non-admitted assets:
Deferred federal income tax asset			(6,650)	(6,650)
Deferred premium asset limitation			(609)	(609)
Other invested assets			(1,089)	(1,089)
Other assets			149	149
Capital contribution		70,000		70,000
Balance, December 31, 2009	$2,500	$357,500	$(6,687)	$353,313

Net income			24,944	24,944
Net unrealized capital loss on investments			(672)	(672)
Change in asset valuation reserve			(7,513)	(7,513)
Change in surplus in separate accounts			455	455
Change in liability for reinsurance in unauthorized companies			1,692	1,692
Change in net deferred income tax			(2,676)	(2,676)
Change in non-admitted assets:
Deferred federal income tax asset			213	213
Amount recoverable from reinsurers			(225)	(225)
Deferred premium asset limitation			146	146
Incremental deferred federal income tax asset			(189)	(189)
Other invested assets			1,089	1,089
Other assets			4	4
Balance, December 31, 2010	$2,500	$357,500	$10,581	$370,581

B-68	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to statutory-basis financial statements

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TIAA-CREF LIFE INSURANCE COMPANY

	For the Years Ended December 31,
(in thousands)	2010	2009	2008

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$218,701	$233,062	$167,633
Miscellaneous income	11,419	11,038	11,086
Net investment income	140,012	149,949	159,979
Total Receipts	370,132	394,049	338,698
Policy and contract benefits	125,883	142,795	155,756
Operating expenses	52,128	46,194	43,853
Federal income tax expense	10,960	12,470	3,457
Net transfers to separate accounts	50,081	75,912	38,763
Total Disbursements	239,052	277,371	241,829
Net cash from operations	131,081	116,678	96,869

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	458,699	477,366	692,794
Stocks	—	4,846	3,853
Mortgage loans	8,452	19,407	9,511
Miscellaneous proceeds	5,163	259	75
Cost of investments acquired:
Bonds	603,084	731,034	752,219
Stocks	1,968	2,925	2,800
Miscellaneous applications	—	—	3,093
Net increase in contract loans	2,197	735	276
Net cash used for investments	(134,935)	(232,816)	(52,155)

CASH FROM FINANCING AND OTHER
Additional paid in capital	—	70,000	—
Net deposits on deposit-type contracts funds	(22,396)	51,796	13,995
Other cash provided (applied)	3,374	234	(15,282)
Net cash used by financing and other	(19,022)	122,030	(1,287)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(22,877)	5,892	43,427
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	110,885	104,993	61,566

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$88,008	$110,885	$104,993

See notes to statutory-basis financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-69

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2010

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life” or the “Company”) on May 1, 1998. TIAA-CREF Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, term-life insurance and single premium immediate annuities.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”); a comprehensive basis of accounting that differs from generally accepted accounting principles in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of mortality tables and contractually guaranteed interest rates.

The deferred premium asset limitation results from the Department requiring that any deferred premium asset established along with the corresponding mean reserve should be reduced by the proportionate amount reinsured on a coinsurance basis. Under this approach the deferred premium asset for reinsurance is adjusted based upon the premium mode of the direct policy rather than the premium mode of the reinsurance agreement.

	For The Years Ended December 31,
(in thousands)	2010	2009	2008
Net Income (Loss), New York SAP	$24,944	$(7,016)	$(61,476)
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	87	101	80
Deferred and Payout Annuities issued after 2000	(1)	(1)	(2)
Net Income (Loss), NAIC SAP	$25,030	$(6,916)	$(61,398)
Capital and Surplus, New York SAP	$370,581	$353,313	$280,331
New York SAP Prescribed Practices:
Deferred Premium Asset Limitation	24,903	25,049	24,440
Additional Reserves for:
Term Conversions	1,133	1,045	944
Deferred and Payout Annuities issued after 2000	2	3	4
Capital and Surplus, NAIC SAP	$396,619	$379,410	$305,719

Generally Accepted Accounting Principles in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows.

Under GAAP:

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP as a direct charge to surplus;

•

The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs are deferred and amortized over the expected lives of the policies issued rather than being charged to operations when incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

B-70	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost;

•

Impairments on securities other than loan-backed and structured securities due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses, which is a component of surplus under NAIC SAP;

•

Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in either earnings or other comprehensive income. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	Annuities that do not subject the Company to significant insurance risk are classified as investment contracts rather than being classified as insurance contracts as they are under NAIC SAP;

•

Declines in fair value of derivatives are recorded through earnings rather than surplus. Derivatives embedded in host contracts are accounted for separately like a freestanding derivative if certain criteria are met. Replication Synthetic Asset Transactions (“RSAT”) are not recognized under GAAP;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses at the date of the financial statements. Actual results may differ from those estimates.

ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Changes in future cash flows and expected prepayment speeds are evaluated quarterly. Loan-backed and structured securities are reported at the lower of cost or fair value when rated NAIC 6 or when determined to be held for sale.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

Loan-backed and structured securities that the Company has the intent and ability to hold are considered other-than-temporarily impaired when the Company does not expect to recover the entire amortized cost basis of the security, and the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the security’s effective interest rate.

Loan-backed and structured securities that the Company intends to sell or does not have the intent and ability to retain for a period of time sufficient to recover the amortized cost basis are written down to fair value and the amount of the other-than-temporary impairment recognized as a realized loss is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-71

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2010

the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

The fair values for publicly traded long term bond investments were generally determined using prices provided by third party pricing services. For privately placed long term bond investments without readily ascertainable market value, such values were determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5 or 6, which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by third party pricing services.

Common Stocks: Common stocks of unaffiliated companies are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other than temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans are generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus; (2) non-insurance subsidiaries are stated at the value of their underlying GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition, excluding investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase, and are stated at amortized cost.

Contract Loans: Contract loans are stated at outstanding principal balances.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted.

Other Long-term Investments: Other long-term investments primarily include investments in limited partnerships and limited liability companies which are carried at the Company’s percentage of the underlying GAAP equity as reflected on the respective entity’s financial statements. The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses impairment information by performing analysis between the carrying value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When deemed to be other-than-temporarily impaired, the investment is written down to estimated fair value.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company uses derivative instruments for hedging, income generation, and asset replication purposes. Derivatives used by the Company may include, but are not limited to, foreign currency, interest rate and credit default swaps, foreign currency forwards, options and interest rate cap contracts.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. The foreign exchange premium or discount for these foreign currency swaps is amortized into income and a currency translation adjustment computed at the spot rate is recorded as an unrealized gain or loss. The derivative component of a RSAT is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet. Derivatives used in hedging transactions where hedge accounting is not being

B-72	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under the same netting agreement.

Interest Maintenance Reserve: The IMR defers recognition of realized capital gains and losses resulting from changes in the general level of interest rates. These gains and losses are amortized into investment income over the expected remaining life of the investments sold. The IMR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

A realized gain or loss on each bond, excluding loan-backed and structured securities, sold is interest-related if the security’s NAIC rating did not change by more than one classification from the date of purchase to the date of sale, and its NAIC rating was never a 6 during the holding period.

A realized gain or loss on each preferred stock sold is interest-related if the security did not have an NAIC rating of 4, 5 or 6 at any time during the holding period and the NAIC rating did not change by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is interest-related if interest is not more than 90 days past due, not in the process of foreclosure or voluntary conveyance, or the mortgage loan was not restructured over the prior two years.

A realized gain or loss on each derivative investment sold is interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

Asset Valuation Reserve: The AVR is established to offset potential credit-related investment losses from bonds, stocks, mortgage loans, real estate, derivatives and other long-term investments. Changes in AVR are recorded directly to surplus. The AVR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

Realized gains or losses resulting from the sale of U.S. Government securities and securities of agencies which are backed by the full faith and credit of the U.S. Government are exempt from the AVR.

A realized gain or loss on each bond, excluding loan-backed and structured securities, sold is non-interest-related if the security’s NAIC rating changed by more than one classification from the date of purchase to the date of sale, or its NAIC rating was a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is non-interest-related if the security had an NAIC rating of 4, 5 or 6 at any time during the holding period or the NAIC rating changed by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is non-interest-related if interest is more than 90 days past due, in the process of foreclosure or voluntary conveyance, or the mortgage loan was restructured over the prior two years.

A realized gain or loss on each derivative investment sold is non-interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction. OTTI for non-loan backed and structured securities, stocks, mortgage loans, real estate and other long-term investments are considered non-interest related realized losses and included in the AVR calculation.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets (principally investments in other long-term investments, furniture and equipment, leasehold improvements, prepaid expenses, and a portion of deferred federal income tax (“DFIT”) assets. The non-admitted portion of the DFIT asset was $37,566 thousand and $37,592 thousand at December 31, 2010 and 2009, respectively. Other non-admitted assets were $25,128 thousand and $26,141 thousand at December 31, 2010 and 2009, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

The Company performs Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals that represent a return to the contract holders.

Application of New Accounting Pronouncements: SSAP 100, Fair Value Measurements, effective December 31, 2010, defines fair value, establishes a framework for measuring fair value and establishes disclosure requirements about fair value. This standard applies under other accounting pronouncements that require or permit fair value measurements, but this standard does not require any new fair value amendments. The Company adopted this guidance effective December 31, 2010; however, it did not have a material impact on the Company’s financial statements.

SSAP 56—Separate Accounts—Revised disclosures, adopted September 2009 and required within the 2010 annual financial statements. The revised disclosures require disclosure on the general nature of the entity’s separate account business, an

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-73

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2010

identification of the separate account assets that are legally insulated from the general account claims, identification of the separate account products that have guarantees backed by the general account and a discussion of securities lending transactions within the separate account.

SSAP No. 43R—Loan-backed and Structured Securities—Revised, effective September 30, 2009, which superseded SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities, provides statutory accounting guidance for loan-backed and structured securities and incorporates certain principles underlying recent changes in GAAP OTTI guidance for statutory reporting. The financial impact in 2009 of the adoption of SSAP No. 43R at September 30, 2009, by the Company, was a $4,290 thousand increase in surplus as an adjustment as of July 1, 2009 and was recognized as a cumulative effect due to a change in accounting principle.

SSAP No. 43R guidance results in an OTTI recorded through earnings for the difference between amortized cost and the present value of discounted cash flows of structured securities. Declines in fair value related to non-credit declines are not recognized in earnings and only require disclosure if the entity has the intent and ability to hold to recovery. The guidance requires a recognized realized loss recorded in earnings for the difference between fair value and amortized cost if the entity intends or is required to sell the investment at the measurement date. The entity is required to evaluate discounted cash flows quarterly to assess credit deterioration.

For reporting periods beginning on or after January 1, 2009, SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities established statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. The change resulting from the adoption of this statement was accounted for prospectively. No cumulative effect adjustments or application of the new guidance to prior events or periods were required.

SSAP No. 10R—Revised, Income Taxes, was effective as of December 31, 2009 for the 2009 annual financial statements and the 2010 and 2011 interim and annual financial statements only. For entities that meet specified capital requirements, the revised statement increases the admitted DFIT asset ceiling by increasing the limit from 10 to 15 percent of capital and surplus and by extending the recoverable period from 1 to 3 years. The change resulting from the modification of this statement was accounted for as a change in accounting principle in 2009. The Company’s adoption of SSAP 10R resulted in an additional of $3,778 thousand and $3,967 thousand of admitted deferred tax assets recognized as of December 31, 2010 and 2009, respectively. The statement is applicable through 2011 and incorporates additional disclosures for tax-planning strategies.

For reporting periods beginning on or after January 1, 2009, SSAP No. 99—Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment, establishes standards for the treatment of premiums or discounts applicable to certain securities subsequent to the recognition of an OTTI. The other-than-temporarily impaired security is recorded as if the security had been purchased on the measurement date of the OTTI. The discount or reduced premium associated with the other-than-temporarily impaired security, based on the new cost basis, is amortized over the remaining life of the security, to the extent recoverable in a prospective manner based on the amount and timing of future estimated cash flows. The change resulting from the adoption of this statement is accounted for prospectively. No cumulative effect adjustment or application of the new guidance to prior events or periods is required. The Company adopted this guidance January 1, 2009.

Note 3—long term bonds and preferred stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds and preferred stocks at December 31, 2010 and 2009 are shown below (in thousands):

		2010 Excess of
	Book/ Adjusted Carrying Value	Fair Value over Book/ Adjusted Carrying Value	Book/ Adjusted Carrying Value over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$93,343	$3,582	$(1,835)	$95,090
States, territories & possessions	13,968	369	(151)	14,186
Political subdivisions of states, territories, & possessions	2,562	60	—	2,622
Special revenue & special assessment, non-guaranteed agencies & government	223,041	16,483	(9,109)	230,415
Industrial & miscellaneous	2,148,222	130,072	(38,078)	2,240,216
Credit tenant loans	7,405	1,312	—	8,717
Hybrids	30,223	139	(955)	29,407
Total bonds	2,518,764	152,017	(50,128)	2,620,653
Preferred stocks	7,343	640	—	7,983
Total bonds and preferred stocks	$2,526,107	$152,657	$(50,128)	$2,628,636

B-74	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

		2009 Excess of
	Book/ Adjusted Carrying Value	Fair Value over Book/ Adjusted Carrying Value	Book/ Adjusted Carrying Value over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$22,374	$2,042	$(239)	$24,177
States, territories & possessions	8,997	415	—	9,412
Political subdivisions of states, territories, & possessions	2,564	18	—	2,582
Special revenue & special assessment, non-guaranteed agencies & government	222,329	10,884	(7,652)	225,561
Industrial & miscellaneous	2,088,874	106,516	(69,403)	2,125,987
Hybrids	40,438	913	(3,938)	37,413
Total bonds	2,385,576	120,788	(81,232)	2,425,132
Preferred stocks	5,502	481	—	5,983
Total bonds and preferred stocks	$2,391,078	$121,269	$(81,232)	$2,431,115

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators, rating agencies and various public sources; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Based upon the factors above in the Company’s impairment evaluation process, the securities discussed in the following section which were in an unrealized loss position at December 31, 2010 and 2009, were not deemed to be other than temporarily impaired.

Unrealized Losses on Bonds and Preferred Stocks: The gross unrealized losses and estimated fair values for bonds and preferred stocks by the length of time that individual securities had been in a continuous unrealized loss position for 2010 and 2009, are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2010
All other bonds	$340,504	$(9,088)	$331,416	$102,122	$(5,818)	$96,304
Loaned-backed and structured bonds	768	(44)	724	143,452	(37,668)	105,784
Total bonds	$341,272	$(9,132)	$332,140	$245,574	$(43,486)	$202,088
Preferred stocks	—	—	—	—	—	—
Total bonds and preferred stocks	$341,272	$(9,132)	$332,140	$245,574	$(43,486)	$202,088

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2009
All other bonds	$105,810	$(2,385)	$103,425	$172,192	$(14,083)	$158,109
Loaned-backed and structured bonds	23,985	(3,402)	20,583	198,733	(63,232)	135,501
Total bonds	$129,795	$(5,787)	$124,008	$370,925	$(77,315)	$293,610
Preferred stocks	—	—	—	—	—	—
Total bonds and preferred stocks	$129,795	$(5,787)	$124,008	$370,925	$(77,315)	$293,610

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-75

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2010

For 2010, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in manufacturing (20%), public utilities (22%) and U.S. and other governments (20%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

For 2010, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (56%) and asset backed securities (25%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

For 2009, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in residential mortgage-backed securities (56%). The preceding percentage was calculated as a percentage of the gross unrealized loss.

For 2009, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (59%) and asset-backed securities (19%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the cause of the decline in fair value is primarily attributable to diminished market liquidity during the holding period as opposed to long term credit quality. The Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover and the Company has concluded that these securities are not other–than-temporarily impaired.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (in thousands):

	December 31, 2010			December 31, 2009
	Carrying Value	% of Total	Estimated Fair Value	Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$175,285	7.0%	$178,009	$189,365	7.9%	$197,884
Due after one year through five years	1,172,054	46.5	1,248,171	1,204,102	50.5	1,269,766
Due after five years through ten years	264,620	10.5	277,984	120,713	5.1	130,286
Due after ten years	533,028	21.2	557,391	385,245	16.1	392,566
Subtotal	2,144,987	85.2	2,261,555	1,899,425	79.6	1,990,502
Residential mortgage-backed securities	197,209	7.8	211,229	208,161	8.7	213,975
Commercial mortgage-backed securities	100,553	4.0	78,914	127,760	5.4	82,779
Asset-backed securities	76,015	3.0	68,955	150,230	6.3	137,876
Subtotal	373,777	14.8	359,098	486,151	20.4	434,630
Total	$2,518,764	100.0%	$2,620,653	$2,385,576	100.0%	$2,425,132

For the year ended December 31, 2010, the preceding table includes NAIC 6 long-term bond investments totaling approximately $245 thousand of which $244 thousand are categorized as residential mortgage-backed securities.

For the year ended December 31, 2010, the preceding table includes under asset-backed securities sub-prime mortgage investments totaling $24,418 thousand. One hundred percent (100%) of the sub-prime securities were rated investment grade (NAIC 1 and 2).

For the year ended December 31, 2009, the preceding table includes NAIC 6 long-term bond investments totaling approximately $1,508 thousand of which $1,125 thousand are categorized as one year or less and $383 thousand are categorized as residential mortgage-backed securities.

For the year ended December 31, 2009, the preceding table includes under asset-backed securities is the Company’s exposure to sub-prime mortgage investments totaling $34,080 thousand. Eighty-five percent (85%) of the sub-prime securities were rated investment grade (NAIC 1 and 2).

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2010	2009
Manufacturing	20.2%	16.8%
Public utilities	17.8	16.9
Finance and financial services	13.4	15.3
Oil and gas	8.9	10.0
Residential mortgage-backed securities	7.8	8.7
Communication	5.1	5.4
Commercial mortgage-backed securities	4.0	5.4
Services	4.0	3.3
U.S. and other governments	3.7	1.0
Transportation	3.5	3.0
Retail and wholesale trade	3.4	3.1
Asset-backed securities	3.0	6.3
Revenue and Special Obligation	2.0	1.5
Mining	1.6	1.7
Real estate investment trusts	1.0	0.9

B-76	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

	2010	2009
Credit Tenant Loans	0.3%	0.3%
Other	0.3	0.4
Total	100.0%	100.0%

Troubled Debt Restructuring: During 2010 and 2009, the Company recorded bonds and stocks with book values aggregating $916 thousand and $208 thousand through troubled debt restructurings. When restructuring troubled debt, the Company generally accounts for assets at their fair value at the time of restructuring or at the book value of the assets given up if lower. If the fair value is less than the book value of the assets given up, the required write-down is recognized as a realized capital loss.

Exchanges: The Company acquired bonds and stocks through exchanges aggregating $29,943 thousand and $43,618 thousand during the year ended December 31, 2010 and 2009, respectively. When exchanging securities, the Company generally accounts for assets at their fair value, unless the exchange was as a result of restricted securities under SEC rule 144A exchanged for unrestricted securities, which are accounted for at book value.

For the years ended December 31, 2010 and 2009, the Company did not have any bonds and stocks denominated in foreign currency.

Debt securities amounting to approximately $8,546 thousand and $8,612 thousand at December 31, 2010 and 2009, respectively, were on deposit with governmental authorities or trustees, as required by law.

The Company does not have any restricted preferred stock.

LOAN-BACKED AND STRUCTURED SECURITIES

Prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type and vintage.

The Company had no OTTI on securities which it lacked the ability to hold or had the intent to sell for the twelve month period ended December 31, 2010.

The following table represents OTTI on securities with the intent to sell (in thousands):

	1	OTTI		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-Interest	Fair Value 1-(2a+2b)
OTTI recognized 1st Quarter of 2009
a. Intent to sell	$1,875	$—	$454	$1,421
b. Inability or lack of intent to retain	—	—	—	—
Total 1st Quarter	$1,875	$—	$454	$1,421

Annual Aggregate Total		$—	$454

For the quarters ending June 30, 2009, September 30, 2009 and December 31, 2009 there were no impairments recorded due to intent to sell.

The following table represents loan-backed and structured securities with a recognized OTTI and currently held at December 31, 2010 where the present value of cash flows expected to be collected is less than the amortized cost (in whole dollars):

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
361849N57	$10,019,085	$9,845,076	$(174,009)	$9,845,076	$6,149,360	Q4 2010
525221EB9	4,506,525	4,491,161	(15,364)	4,491,161	3,593,739	Q4 2010
52521RAS0	1,893,411	1,794,754	(98,657)	1,794,754	1,195,473	Q4 2010
52521RAS0	2,357,222	1,999,845	(357,377)	1,999,845	1,262,735	Q3 2010
525221EB9	4,788,617	4,629,945	(158,672)	4,629,945	3,612,550	Q3 2010
52522HAJ1	371,254	361,530	(9,724)	361,530	353,716	Q3 2010
525221JV0	1,386,866	1,343,150	(43,716)	1,343,150	1,389,414	Q2 2010
05948KZV4	821,818	799,825	(21,993)	799,825	738,142	Q2 2010
05948KZW2	174,319	172,059	(2,260)	172,059	277,185	Q2 2010
126171AQ0	4,279,102	3,221,462	(1,057,640)	3,221,462	1,920,795	Q2 2010
161551GA8	3,525	3,112	(413)	3,112	1,742	Q2 2010
52521RAS0	2,469,848	2,467,918	(1,930)	2,467,918	1,318,571	Q2 2010
525221JV0	1,204,722	1,143,027	(61,695)	1,143,027	1,219,172	Q2 2010
161551GA8	3,552	3,547	(5)	3,547	1,616	Q1 2010
05948KZV4	1,663,136	873,300	(789,836)	873,300	712,928	Q1 2010
05948KZW2	401,049	196,541	(204,508)	196,541	284,834	Q1 2010
525221EB9	4,971,258	4,803,741	(167,517)	4,803,741	3,475,458	Q1 2010
52521RAS0	2,782,285	2,514,992	(267,293)	2,514,992	1,353,507	Q1 2010
76113GAC2	981,879	350,473	(631,406)	350,473	382,698	Q1 2010
126171AQ0	4,979,133	4,294,375	(684,758)	4,294,375	1,184,275	Q4 2009
161551GA8	8,692	3,568	(5,124)	3,568	727	Q4 2009
525221EB9	4,999,219	4,976,531	(22,688)	4,976,531	2,699,322	Q4 2009

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-77

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2010

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
33848JAC9	$4,999,895	$3,183,306		$(1,816,589)	$3,183,306	$2,894,035	Q3 2009
12670BAC3	4,339,615	2,216,710		(2,122,905)	2,216,710	1,555,649	Q3 2009
161551GA8	3,129	—	²	(2,168)	961	961	Q2 2009
52521RAS0	3,173,729	—	²	(1,672,517)	1,501,212	1,501,212	Q2 2009
015386AD7	1,875,000	—	²	(453,600)	1,421,400	1,421,400	Q1 2009
161551GA8	6,290	—	²	(5,623)	667	667	Q1 2009
05948KZV4	5,974,533	—	²	(4,889,875)	1,084,658	1,084,658	Q4 2008
05948KZW2	1,289,001	—	²	(942,174)	346,827	346,827	Q4 2008
161551GA8	12,971	—	²	(6,764)	6,207	6,207	Q4 2008
76113GAC2	4,756,743	—	²	(4,437,090)	319,653	319,653	Q4 2008
20847TBL4	2,370,132	—	²	(1,780,189)	589,943	589,943	Q4 2008
05948KZW2	1,577,833	1,337,678	¹	(240,155)	1,337,678	594,025	Q3 2008
05948KZW2	2,447,525	1,626,116	¹	(821,409)	1,626,116	1,103,004	Q2 2008
Total				$(23,967,643)

[1]	Impairment based on undiscounted cash flows

[2]	Impairment based on Fair Value

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The Company did not originate conventional loans or acquire mezzanine loans during 2010 or 2009; therefore, there was no coupon rate or maximum percentage of any one loan to the value of the security at the time of the originated loans for 2010 or 2009.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values are written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale are written down to the current fair value of the loan.

There were no investments in impaired mortgage loans at December 31, 2010 and 2009, respectively.

There were no allowances for mortgage loan credit losses where any impairment was determined to be temporary at December 31, 2010 and 2009, respectively.

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic region (in thousands):

	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Property Type
Shopping centers	$29,375	55.8%	$37,663	61.3%
Office building	17,995	34.2	18,360	29.9
Apartments	5,281	10.0	5,392	8.8
Total	$52,651	100.0%	$61,415	100.0%

	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Geographic Region
North Central	$20,614	39.2%	$20,614	33.5%
South Atlantic	17,995	34.2	26,460	43.1
Mountain	8,761	16.6	8,949	14.6
South Central	5,281	10.0	5,392	8.8
Total	$52,651	100.0%	$61,415	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY

The entire mortgage portfolio in the North Central region consists of investments in Ohio at December 31, 2010 and 2009. The entire mortgage portfolio in the South Atlantic region consists of investments in the District of Columbia at December 31, 2010 and 2009.

Scheduled Mortgage Loan Maturities: The following table sets forth the contractual maturity schedule of mortgage loans (in thousands):

	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$21,382	40.6%	$1,119	1.8%
Due after one year through five years	31,269	59.4	54,374	88.5
Due after five years through ten years	—	—	2,885	4.7
Due after ten years	—	—	3,037	5.0
Total	$52,651	100.0%	$61,415	100.0%

B-78	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgage troubled debt restructurings during the periods ended December 31, 2010 and 2009. When restructuring mortgage loans, the Company generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgage loans with interest more that 180 days past due at December 31, 2010 or 2009.

During 2010 and 2009, the Company did not reduce the interest rate of outstanding loans.

The Company did not have any taxes, assessments or amounts advanced that were not included in the mortgage loan totals for the years ended December 31, 2010 and 2009.

The Company has no reverse mortgages as of December 31, 2010 and 2009.

The Company has no mortgage loans denominated in foreign currency as of December 31, 2010 and 2009.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage loan portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—subsidiaries and affiliates

The Company is a direct wholly-owned insurance subsidiary of TIAA, an insurance company domiciled in the State of New York. TIAA-CREF Life Insurance Agency (“Agency”) is the sole operating subsidiary of TIAA-CREF Life. The Company has no investments in subsidiary, controlled and affiliated entities that exceed 10% of its admitted assets. Agency’s carrying value of $1,097 thousand at December 31, 2010 is included in other long-term investments on the statutory-basis statements of admitted assets, liabilities and capital and contingency reserves. Agency’s carrying value of $1,089 thousand at December 31, 2009 was non-admitted. The carrying value of Agency was not other than temporary impaired for the years ended December 31, 2010 or 2009.

At December 31, 2010 and 2009, there were no net amounts due from subsidiaries and affiliates.

Note 6—commitments

At December 31, 2010, the Company had no outstanding commitments to fund future investments.

Note 7—investment income and capital gains and losses

Net Investment Income: The components of net investment income were as follows (in thousands):

	2010	2009	2008
Bonds	$127,521	$127,789	$115,087
Stocks	458	252	4,128
Mortgage loans	1,533	1,806	3,765
Cash, cash equivalents and short-term investments	705	2,672	1,893
Other long-term investments	142	17	(95)
Total gross investment income	$130,359	$132,536	$124,778
Less investment expenses	(1,666)	(2,215)	(3,011)
Net investment income before amortization of IMR	128,693	130,321	121,767
Amortization of IMR	586	794	1,316
Net investment income	$129,279	$131,115	$123,083

The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Due and accrued income is excluded from net investment income for bonds and preferred stocks and in default over 90 days past due and mortgage loans in default with interest 180 days past due which has been assessed as collectible. Total due and accrued income excluded from net income was $0 for both years ended December 31, 2010, 2009 and $2 thousand for the year ended December 31, 2008.

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to OTTI for the years ended December 31 were as follows (in thousands):

	2010	2009	2008
Bonds	$1,225	$(17,575)	$(52,575)
Stocks	(127)	1,480	(18,417)
Mortgage loans	(342)	—	3,217
Derivative instruments	171	—	(3,093)
Cash, cash equivalent and short-term investments	1	259	76
Total before capital gains taxes and transfers to IMR	928	(15,836)	(70,792)
Transfers to IMR	(1,777)	(3,616)	(2,248)
Capital gains taxes	—	—	—
Net realized capital losses less capital gains taxes, after transfers to IMR	$(849)	$(19,452)	$(73,040)

Reflected in the table above as realized capital losses are write-downs of bonds resulting from impairments that were considered to be other-than-temporary were $4,189 thousand, $21,280 thousand and $48,451 thousand for the years ended December 31, 2010, 2009 and 2008, respectively. Write-downs of preferred stocks resulting from impairments that are considered to be other-than-temporary were $127 thousand, $0 and $15,778 thousand for the years ended December 31, 2010, 2009 and 2008, respectively. Write-downs of mortgages resulting from impairments that were considered to be other-than-temporary were $2,379 thousand for the year ended December 31, 2010 and $0 for the years ended December 31, 2009 and 2008, respectively.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-79

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2010

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Proceeds from sales of long-term bond investments during 2010, 2009 and 2008 were $62,289 thousand, $64,398 thousand and $55,617 thousand, respectively. Gross gains of $7,041 thousand, $7,497 thousand and $6,245 thousand, and gross losses, excluding impairments considered to be other-than-temporary, of $1,627 thousand, $3,792 thousand and $10,369 thousand were realized during 2010, 2009 and 2008, respectively.

Wash Sales: The Company does not engage in the practice of wash sales. There were no NAIC 3—6 securities sold and reacquired within 30 days of the sale date during the years ended December 31, 2010 and 2009.

Unrealized Capital Gains and Losses: For the years ended December 31, 2010, 2009 and 2008, the net change of unrealized capital gains (losses) in investments, resulting in a net increase (decrease) in carrying value of investments was approximately $(672) thousand, $(1,706) thousand and $759 thousand, respectively.

Note 8—disclosures about fair value of financial instruments

Fair Value of Financial Instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party’s pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The following table represents the carrying value and estimated fair value of the Company’s financial instruments (in thousands):

	December 31, 2010		December 31, 2009
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Assets
Bonds	$2,518,764	$2,620,653	$2,385,576	$2,425,132
Preferred stocks	$7,343	$7,984	$5,502	$5,983
Mortgage loans	$52,651	$52,566	$61,415	$59,479
Cash, cash equivalents and short-term investments	$88,008	$88,008	$110,885	$110,885
Contract loans	$4,025	$4,025	$1,828	$1,828
Separate account assets	$848,443	$848,443	$703,712	$703,712
Liabilities
Liability for deposit-type contracts	$973,202	$973,202	$969,703	$969,703
Separate account liabilities	$823,307	$823,307	$680,135	$680,135

The estimated fair values of the financial instrument presented above were determined by the Company using market information available as of December 31, 2010 and 2009. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

ASSETS AND LIABILITIES MEASURED AND REPORTED AT FAIR VALUE

The Company’s financial assets and liabilities measured and reported at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1: Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2: Inputs are inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

B-80	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,
•	Inputs other than quoted prices that are observable for the asset or liability,
•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3: Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value at December 31, 2010 (in thousands):

Description	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and miscellaneous	$—	$—	$4,458	$4,458
Separate accounts assets, net	751,091	97,352	—	848,443
Total assets at fair value	$751,091	$97,352	$4,458	$852,901

Total liabilities at fair value	$—	$—	$—	$—

Level 1 financial instruments

Separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange listed equities.

Level 2 financial instruments

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper.

Fair values and changes in the fair value of separate account assets generally accrue directly to the policyholders, and thus there is no net impact to the Company’s revenues and expenses or surplus.

Level 3 financial instruments

Bonds classified as Level 3 include asset-backed securities that were manually priced.

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because most bonds and preferred stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using a matrix pricing model. This model estimates fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 3 as a result of the significance of unobservable inputs.

For assets and liabilities held at December 31, 2010, the Company had no transfers between Level 1 and Level 2 of the fair value hierarchy. The Company’s policy is to recognize transfers between levels at the end of the reporting period.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using Level 3 inputs at December 31, 2010 (in thousands):

	Balance at 01/01/2010	Transfers in Level 3		Transfers out of Level 3		Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases, issuances, sales and settlements	Balance at 12/31/2010
Bonds	$1,318	$4,457	(b)	$(1,317	)(a)	$—	$—	$—	$4,458
Total	$1,318	$4,457		$(1,317)		$—	$—	$—	$4,458

(a)	Transferred out of Level 3, because the bonds are no longer reported at fair value as of December 31, 2010.

(b)

Transferred into Level 3 as these bonds qualified to be reported at fair value as a result of the SVO valuation process related to Loan-Backed and Structured Securities. A lack of observable market information is used in the valuation of these securities.

The Company’s policy is to recognize transfers into and out of Level 3 at the end of the reporting period.

As of December 31, 2010, the reported fair value of bonds in Level 3 was $4,458 thousand representing 3 individual bonds. The bonds are carried at fair value due to being rated NAIC 6 or qualifying to be reported at fair value as a result of the SVO valuation process related to loan-backed and structured securities. Of the loan-backed and structured securities reported at fair value, 2 bonds with a fair value of $4,457 thousand are collateralized by commercial mortgage loans and 1 bond with a fair value of $1 thousand is collateralized by subprime home equity loans. The loan-backed and structured securities reported at fair value have a weighted average coupon of 5.15%.

Note 9—derivative financial instruments

The Company uses derivative instruments for hedging and income generation. The Company does not engage in derivative financial instrument transactions for speculative purposes. As of

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-81

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2010

December 31, 2010, the Company did not hold any derivative instruments, and no collateral was held or posted.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cashflow hedge to manage currency risks on investments denominated in foreign currencies. As of December 31, 2010, there were no unrealized gains or losses on foreign currency swap contracts. There were no realized gains or (losses) from foreign currency swap contracts for the years ended December 31, 2010 and 2009.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as economic cash flow hedges and allow the Company to lock in a fixed interest rate and to transfer the risk of rate changes. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The Company also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are designated as economic fair value hedges in connection with certain interest sensitive products, and are carried at fair value as hedge accounting is not applied. For the year ended December 31, 2010 and 2009, there were no realized gains or losses from interest rate swap contracts.

Credit Default Swaps: The Company purchases credit default swaps (“CDS”) as protection against unexpected adverse credit events in selective investments in the Company’s portfolio. This type of derivative is traded over-the-counter, and the Company is exposed to market, credit, and counterparty risk. When these swap contracts are designated as hedges, the premium payment to the counterparty is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The realized gain from credit default swaps were $171 thousand and $0 for the years ended December 31, 2010 and 2009, respectively.

Note 10—separate accounts

A. Separate Account Activity

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2010, the Company reported separate account assets and liabilities for the following products: Variable Life; Variable Annuities and Modified Guaranteed Annuity.

In accordance with the State of domicile procedures, the separate accounts classifications are supported by specific state statute:

Product Identification	Product Classification	State Statute Reference
TC Life Separate Account VLI -1	Variable Life	Section 4240 of the New York Insurance Law
TC Life Separate Account VA—1	Variable Annuity	Section 4240 of the New York Insurance Law
TC Life MVA -1	Modified Guaranteed Annuity	Section 4240 of the New York Insurance Law

In accordance with the products recorded within the separate account, some assets are considered legally insulated where others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2010 and 2009, the Company’s separate account statement included legally insulated assets of $751,090 thousand and $615,551 thousand, respectively. The assets legally insulated from the general account as of December 31, 2010 are attributed to the following products (in thousands):

1	2	3
Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
TC Life Separate Account VLI -1	$ 41,315	$ —
TC Life Separate Account VA-1	709,775	—
TC Life MVA -1	—	97,352
Total	$751,090	$97,352

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

As of December 31, 2010, the general account of the Company had a maximum guarantee for separate account liabilities of $7,545 thousand. The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charges.

As of December 31, 2010, the general account of the Company had paid $111 thousand towards separate account guarantees. The total separate account guarantees paid by the general account for the preceding four years ending at December 31, are as following, respectively (in thousands):

2009	$341
2008	$460
2007	$197
2006	$50

The Company does not engage in securities lending transactions within the separate account.

B. General Nature and Characteristics of Separate Accounts Business

The Company’s Separate Account VA-1 (“VA-1”) was established as a separate account of the Company on July 27, 1998 to fund individual non-qualified variable annuities. VA-1 is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. All of its assets are invested in an underlying portfolio of mutual funds. Most of the contracts offered through VA-1 include a nominal guaranteed minimum death benefit.

The Company’s Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized on May 23, 2001. It was established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies.

The Company’s Separate Account MVA-1 (“MVA-1” or “IHA”) was established on July 23, 2008, as a non-unitized Separate Account that will support flexible premium deferred fixed

B-82	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at market value.

The Company provides mortality and expense guarantees to VA-1 and VLI-1, for which it is compensated. The Company also guarantees that expense charges to VLI-1 participants will never rise above the maximum amount stipulated in the contract.

Although the Company owns the assets of these separate accounts, the separate account’s income, investment gains and investment losses are credited to or charged against the assets of the separate accounts’ without regard to the Company’s other income, gains or losses.

Information regarding separate accounts of the Company is as follows (in thousands):

	December 31, 2010
	Non-indexed Guarantee less than or equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$12,740	$—	$108,301	$121,041
Reserves at 12/31/2010 for accounts with assets at:
Fair value	$48,364	$22,170	$751,131	$821,665
Amortized cost	—	—	—	—
Total Reserves	$48,364	$22,170	$751,131	$821,665

By withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$31,354	$22,170	$—	$53,524
At fair value	—	—	751,131	751,131
At book value without fair value adjustment and with current surrender charge less than 5%	17,010	—	—	17,010
Total reserves	$48,364	$22,170	$751,131	$821,665

	December 31, 2009
	Non-indexed less than or equal to 4%	Non-indexed more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$36,458	$18,892	$100,858	$156,208
Reserves at 12/31/09 for accounts with assets at:
Fair value	$42,166	$21,734	$615,875	$679,775
Amortized cost	—	—	—	—
Total Reserves	$42,166	$21,734	$615,875	$679,775

By withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$28,651	$21,734	$—	$50,385
At fair value	—	—	615,875	615,875
At book value without fair value adjustment and with current surrender charge less than 5%	13,515	—	—	13,515
Total reserves	$42,166	$21,734	$615,875	$679,775

	December 31, 2008
	Non-indexed less than or equal to 4%	Non-indexed more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$10,250	$680	$103,615	$114,545
Reserves at 12/31/08 for accounts with assets at:
Fair value	$10,172	$696	$483,286	$494,154
Amortized cost	—	—	—	—
Total Reserves	$10,172	$696	$483,286	$494,154

By withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$2,820	$696	$—	$3,516
At fair value	—	—	483,286	483,286
At book value without fair value adjustment and with current surrender charge less than 5%	7,352	—	—	7,352
Total reserves	$10,172	$696	$483,286	$494,154

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-83

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2010

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in thousands):

	2010	2009	2008
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$134,991	$382,423	$297,395
Transfers from Separate Accounts	(86,507)	(306,745)	(276,707)
Net transfers to Separate Accounts	48,484	75,678	20,688

Reconciling Adjustments:
Fund transfer exchange (loss) gain	(124)	(426)	192
Transfers as reported in the Statements of Operations of the Life, Accident & Health Annual Statement	$48,360	$75,252	$20,880

Note 11—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA’s costs for providing such services. The Company also reimburses TIAA, at cost, on a quarterly basis for certain investment management services, according to the terms of an Investment Management Agreement. Reimbursements of $35,365 thousand, $30,139 thousand and $31,243 thousand were made to TIAA for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA.

The Company maintains a $100 million unsecured 364-day revolving line of credit with TIAA. As of December 31, 2010, $30 million of this facility was maintained on a committed basis for which the Company paid a commitment fee of 15 basis points on the undrawn committed amount. During 2010, there were 18 draw downs totaling $34 million that were repaid by December 31, 2010. During 2009, there were 7 draw downs totaling $15 million that were repaid by December 31, 2009. As of December 31, 2010 and 2009, outstanding principal plus accrued interest on this line of credit was $0.

The Company subcontracts administrative services for VA-1 and VLI-1 to TIAA pursuant to a Service Agreement. Teachers Personal Investor Services, a subsidiary of TIAA-CREF Enterprises, Inc. (“Enterprises”) and TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, are authorized to distribute contracts for VA-1, VLI-1 and IHA. Expenses associated with the administrative services agreement were $7,748 thousand, $10,344 thousand and $8,713 thousand for the years ended December 31, 2010, 2009 and 2008, respectively.

Services for funding agreements used to fund certain qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of Enterprises, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between the Company and TFI. Payments associated with this service agreement were $4,985 thousand, $4,104 thousand and $3,551 thousand for the years ended December 31, 2010, 2009 and 2008, respectively.

Note 12—federal income taxes

The application of SSAP No. 10R requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. The Company has not recorded a valuation allowance as of December 31, 2010.

Components of Net Deferred Tax Assets (“DTA”) and Deferred Tax Liabilities (“DTL”), as of December 31, consisted of the following (in thousands):

	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$13,658	$33,767	$47,425	$13,560	$35,121	$48,681	$98	$(1,354)	$(1,256)
b) Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
c) Adjusted Gross Deferred Tax Assets (1a—1b)	13,658	33,767	47,425	13,560	35,121	48,681	98	(1,354)	(1,256)
d) Deferred Tax Liabilities	3,710	—	3,710	2,290	—	2,290	1,420	—	1,420
e) Subtotal (Net Deferred Tax Assets) (1c—1d )	9,948	33,767	43,715	11,270	35,121	46,391	(1,322)	(1,354)	(2,676)
f) Deferred Tax Assets Nonadmitted	4,403	33,163	37,566	5,333	32,259	37,592	(930)	904	(26)
g) Net Admitted Deferred Tax Assets (1e—1f)	$5,545	$604	$6,149	$5,937	$2,862	$8,799	$(392)	$(2,258)	$(2,650)

B-84	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

For 2010 the Company has admitted DTAs’ pursuant to paragraph 10e of SSAP 10R.

The Company recorded a decrease in admitted DTAs as the result of its election to employ the provisions of paragraph 10.e. as follows (in thousands):

		Changes during 2010
	Description	Ordinary	Capital	Total
	Gross deferred tax assets	$98	$(1,354)	$(1,256)
	Statutory valuation allowance	—	—	—
	Adjusted gross deferred tax assets	98	(1,354)	(1,256)
	Gross deferred tax liabilities	1,420	—	1,420
	Net deferred tax asset before admissibility test	$(1,322)	$(1,354)	$(2,676)

10.a	Federal Income Taxes recoverable through loss carryback	$50	$—	$50
10.b.i	Adj. Gross DTA expected to be realized in one year	—	(2,511)	(2,511)
10.b.ii	10% adj. statutory capital and surplus limit	—	(209)	(209)
	Admitted pursuant to par. 10.b. (lesser of i. or ii.)	—	(2,511)	(2,511)
10.c	Admitted pursuant to par. 10.c.	1,420	—	1,420
10.e.i	Additional admitted pursuant to par. 10.e.i.	(442)	—	(442)
10.e.ii.a	Adj. Gross DTA expected to be realized in three years	—	253	253
10.e.ii.b	15% adj. statutory capital and surplus limit	—	(312)	(312)
	Additional admitted pursuant to par. 10.e.ii. (lesser of a. or b.)	—	(312)	(312)
10.e.iii	Additional admitted pursuant to par. 10.e.iii.	—	—	—
	Admitted deferred tax asset	1,028	(2,258)	(1,230)
	Deferred tax liability	1,420	—	1,420
	Change in net admitted DTA or DTL	$(392)	$(2,258)	$(2,650)

	Change in nonadmitted DTA	$(930)	$904	$(26)

	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
a) SSAP No. 10R, Paragraph 10.a.	$2,275	$—	$2,275	$2,225	$—	$2,225	$50	$—	$50
b) SSAP No. 10R, Paragraph 10.b. (the lesser of paragraph 10.b.i. and 10.b.ii. below	—	96	96	—	2,607	2,607	—	(2,511)	(2,511)
c) SSAP No. 10R Paragraph 10.b.i.	—	96	96	—	2,607	2,607	—	(2,511)	(2,511)
d) SSAP No. 10R Paragraph 10.b.ii.	—	35,336	35,336	—	35,545	35,545	—	(209)	(209)
e) SSAP No. 10R Paragraph 10.c.	3,710	—	3,710	2,290	—	2,290	1,420	—	1,420
f) Total (4a+4b+4e)	$5,985	$96	$6,081	$4,515	$2,607	$7,122	$1,470	$(2,511)	$(1,041)

	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 10R, Paragraph 10.e.:
g) SSAP No. 10R Paragraph 10.e.i.	$3,270	$—	$3,270	$3,712	$—	$3,712	$(442)	$—	$(442)
h) SSAP No. 10R, Paragraph 10.e.ii. (the lesser of paragraph 10.e.ii.a. and 10.e.ii.b. below	—	508	508	—	255	255	—	253	253
i) SSAP No. 10R Paragraph 10.e.i.	—	508	508	—	255	255	—	253	253
j) SSAP No. 10R Paragraph 10.e.ii.b.	—	53,005	53,005	—	53,317	53,317	—	(312)	(312)
k) SSAP No. 10R Paragraph 10.e.iii.	—	—	—	—	—	—	—	—	—
I) Total (4g+4h+4k)	$3,270	$508	$3,778	$3,712	$255	$3,967	$(442)	$253	$(189)

Used in SSAP No. 10R, Paragraph 10.d.
m) Total Adjusted Capital	N/A	N/A	374,608	N/A	N/A	$349,637	xxx	xxx	$24,971
n) Authorized Control Level	N/A	N/A	20,099	N/A	N/A	$16,856	xxx	xxx	$3,243

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-85

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2010

	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
a) Admitted Deferred Tax Assets	$2,275	$96	$2,371	$2,225	$2,607	$4,832	$50	$(2,511)	$(2,461)
b) Admitted Assets	N/A	N/A	$3,567,217	N/A	N/A	$3,315,121	xxx	xxx	$252,096
c) Adjusted Statutory Surplus*	N/A	N/A	$366,804	N/A	N/A	$349,346	xxx	xxx	$17,458
d) Total Adjusted Capital from DTA’s	N/A	N/A	$2,371	N/A	N/A	$4,832	xxx	xxx	$(2,461)
Increases due to SSAP No. 10R, Paragraphs 10.e.:
e) Admitted Deferred Tax Assets	$3,270	$508	$3,778	$3,712	$255	$3,967	$(442)	$253	$(189)
f) Admitted Assets	N/A	N/A	$3,778	N/A	N/A	$3,967	xxx	xxx	$(189)
g) Adjusted Statutory Surplus	N/A	N/A	$3,778	N/A	N/A	$3,967	xxx	xxx	$(189)

*	As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No.10R, Paragraph 10bii.

Impact of Tax Planning Strategies: Not Applicable

Temporary differences for which a DTL was not established: Not Applicable

The changes in current income taxes consist of the following major components as of December 31 (in thousands):

		(1) 12/31/2010	(2) 12/31/2009	(3) (Col.1-2) Change
1.	Current Income Tax:
a)	Federal income taxes expense	$8,904	$11,997	$(3,093)
b)	Foreign taxes	—	—	—
c)	Subtotal	$8,904	$11,997	$(3,093)

d)	Federal income taxes on net capital gains	—	—	—
e)	Utilization of capital loss carry-forwards	—	—	—
f)	Other	(394)	(75)	(319)
g)	Federal and foreign income taxes incurred	8,510	11,922	(3,412)

2.	Deferred Tax Assets:
(a)	Ordinary
	Policyholder reserves	$4,257	$4,352	$(95)
	Investments	—	—	—
	Deferred acquisition costs	9,262	9,200	62
	Other (including items < 5% of total ordinary tax assets	138	7	131
	Gross Ordinary DTAs	$13,657	$13,559	$98
(b)	Statutory valuation allowance adjustment	—	—	—
(c)	Nonadmitted	4,403	2,471	1,932
(d)	Admitted ordinary deferred tax assets	9,255	11,089	(1,834)
(e)	Capital
	Investments	$17,712	$19,319	$(1,607)
	Net capital loss carry-forward	16,056	15,803	253
	Other (including items < 5% of total capital tax assets	—	—	—
	Gross Capital DTAs	$33,767	$35,122	$(1,354)
(f)	Statutory valuation allowance adjustment	$—	$—	$—
(g)	Nonadmitted	$33,163	$35,121	$(1,958)
(h)	Admitted capital deferred tax assets	$604	$—	$604
(i)	Admitted deferred tax assets	$9,859	$11,089	$(1,230)

3.	Deferred Tax Liabilities:
	Ordinary
(a)	Investments	$3,710	$2,290	$1,420
(b)	Capital	—	—	—
(c)	Deferred tax liabilities	$3,710	$2,290	$1,420

4.	Net Deferred Tax:
	Assets/Liabilities	$6,149	$8,799	$(2,650)

B-86	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Reconciliation of Federal Income Tax Rate to Actual Effective Rate

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to net gains from operations after dividends to policyholders and before Federal Income tax. The significant items causing this difference for the year ended December 31, 2010 are as follows (in thousands):

Description	Amount	Tax Effect	Effective Tax Rate
Income before federal income taxes	$35,231	$12,331	35.00%
Dividends received deduction	(820)	(287)	(0.81)%
Amortization of interest maintenance reserve	(586)	(205)	(0.58)%
Prior year true-up	(1,274)	(446)	(1.27)%
Other	79	28	0.08%
Total	$32,630	$11,421	32.42%

Federal income tax incurred expense		$8,509	24.15%
Tax on capital gains (losses)		—	0.00%
Change in net deferred income tax charge		2,676	7.60%
Tax effect of unrealized capital loss		236	0.67%
Total statutory income taxes		$11,421	32.42%

The Company had no operating loss carry forwards or alternative minimum tax credit carry forwards at December 31, 2010.

At December 31, 2010, the Company had $45,874 thousand capital loss carry forwards which are expiring through the year 2015 (in thousands):

Year Incurred	Capital Loss	Year of Expiration
2006	$2,391	2011
2007	1,475	2012
2008	16,905	2013
2009	24,379	2014
2010	724	2015
Total	$45,874

The following is income tax expense for the years ended December 31, 2010 that is available for recoupment on TIAA’s consolidated federal tax return the event of future net losses (in thousands):

Year Incurred	Ordinary	Capital	Total
2008	$3,814	$—	$3,814
2009	11,603	—	11,603
2010	8,904	—	8,904
Total	$24,321	$—	$24,321

The Company does not have any protective tax deposits on deposit with the Internal Revenue Service under IRC Sec. 6603.

Beginning January 1, 1998, the Company began filing a consolidated federal income tax return with its parent and its affiliates. The consolidating companies have a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Amounts due from TIAA for federal income taxes were $3,206 million and $755 thousand at December 31, 2010 and 2009, respectively.

The affiliates that file a consolidated federal income tax return with TIAA-CREF Life and its parent are as follows:

1) TIAA-CREF Life Insurance Company

2) TIAA-CREF Enterprises, Inc.

3) Dan Properties, Inc.

4) JV Georgia One, Inc.

5) JWL Properties, Inc.

6) ND Properties, Inc.

7) Savannah Teachers Properties, Inc.

8) TCT Holdings, Inc.

9) Teachers Advisors, Inc.

10) Teachers Personal Investors Service, Inc.

11) T-Investment Properties Corp.

12) T-Land Corp.

13) WRC Properties, Inc.

14) T TIAA-CREF Tuition Financing, Inc.

15) TIAA-CREF Trust Company, FSB

16) 730 Texas Forest Holdings, Inc.

17) TIAA Global Markets, Inc.

18) T-C Sports Co., Inc.

19) TIAA Board of Overseers

20) TIAA Realty, Inc.

21) TIAA Park Evanston, Inc.

22) Port Northwest IV Corporation

23) Oleum Holding Company, Inc.

24) Covariance Capital Management, Inc.

25) Westchester Group Investment Management, Inc.

26) Westchester Group Investment Management Holding

Company Inc.

Interpretation No. 48, Accounting for Uncertainty in Income Taxes – An Interpretation of FASB Statement No. 109 collectively known as FASB ASC 740, establishes a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FASB ASC 740 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date. Management has evaluated the Company’s tax position under the principles of FASB ASC 740, and has not recorded any uncertain tax benefits as of December 31, 2010 or 2009.

Note 13—pension plan and postretirement benefits

The Company has no employees. The Company’s parent, TIAA allocates employee benefit expenses based on salaries attributable to the Company. The Company’s share of net expense for the qualified defined contribution plan was approximately $1,357 thousand, $1,780 thousand and $1,799 thousand for the years ended December 31, 2010, 2009 and 2008, respectively and for other postretirement benefit plans was $217 thousand, $264 thousand and $200 thousand for the years ended December 31, 2010, 2009 and 2008, respectively.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-87

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2010

Note 14—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

For annuities and supplementary contracts, policy and contract reserves are calculated using CARVM in accordance with New York State Regulation 151, Actuarial Guideline 43 (“AG43”) for variable annuity products and Actuarial Guideline 33 for all other products. For most annuities which do not contain variable guarantees (payout annuities), the reserves are calculated as the present value of guaranteed benefits using the valuation interest and mortality table. Variable annuity reserves are calculated using AG43 which incorporates a deterministic floor plus a stochastic component for products which contain guaranteed benefits.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows ($ in thousands):

	2010		2009
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
With fair value adjustment	$53,524	1.8%	$50,385	1.8%
At book value less current surrender charge of 5% or more	2,881	0.1%	3,188	0.1%
At fair value	709,806	23.7%	583,346	20.7%
Total with adjustment or at fair value	766,211	25.6%	636,919	22.6%
At book value without adjustment (minimal or no charge or adjustment)	2,172,097	72.6%	2,122,883	75.5%
Not subject to discretionary withdrawal	55,119	1.8%	52,170	1.9%
Total (gross)	2,993,427	100.0%	2,811,972	100.0%
Reinsurance ceded	—		—
Total (net)	$2,993,427		$2,811,972

Annuity reserves and deposit-type contract funds for the year ended December 31 are as follows (in thousands):

	2010	2009
General Account:
Total annuities (excluding supplementary contracts with life contingencies and AG43 Excess Reserves)	$1,239,048	$1,194,362
Supplementary contracts with life contingencies	836	661
Deposit-type contracts	973,202	969,703
Subtotal	2,213,086	2,164,726

Separate Accounts:
Annuities	777,464	644,810
Supplementary contracts with life contingencies	68	27
Deposit-type contracts	2,809	2,409
Subtotal	780,341	647,246
Total	$2,993,427	$2,811,972

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table or 2001 CSO Table and interest rates of 4.5% and 4.0%. Term conversion reserves are based on TIAA term conversion mortality experience and interest at 4.0%. As a result of asset adequacy analysis the Company increased life insurance reserves by $10 million. On this basis, it was determined that the Company’s reserves were sufficient to meet its obligations.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company had no policies where the surrender values were in excess of the legally computed reserves at December 31, 2010 or December 31, 2009. The Company had $23.1 billion and $22.6 billion of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of New York as of December 31, 2010 and 2009, respectively. Premium deficiency reserves related to the above insurance totaled $4,447 thousand and $7,559 thousand at December 31, 2010 and 2009, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest has been determined by formula as prescribed by the NAIC. The Tabular Less Actual Reserve Released has been determined by formula as prescribed by the NAIC. The Tabular Cost has been determined by formula as described in the instructions prescribed by the NAIC. For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product

B-88	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

concluded

of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 15—reinsurance

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife has been offering the TIAA and TIAA-CREF Life policyholders the option of transferring the liability for policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2010, there were still premiums in force of $6,340 thousand.

In addition to the MetLife agreements, the Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The required liability for reserves ceded to unauthorized reinsurers is secured by letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2010	2009	2008
Insurance premiums	$39,273	$37,271	$37,468
Increase in policy and contract reserves	$28,497	$32,561	$41,244
Reserves for life and health	$316,984	$288,488	$255,926

Note 16—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus increased or (reduced) by each item below as of December 31 are as follows (in thousands):

	2010	2009
Net unrealized capital losses	$(672)	$(1,706)
Asset valuation reserve	$(7,513)	$616
Net deferred federal income tax	$(2,676)	$9,286
Change in non-admitted assets	$1,039	$(8,199)
Change in accounting principle (SSAP 10R)	$—	$3,967
Change in liability for reinsurance of unauthorized companies	$1,692	$(1,692)
Change in accounting principle (SSAP 43R)	$—	$4,290
Capital contribution	$—	$70,000
Change in surplus of separate accounts	$455	$3,436

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company generally has not paid dividends to its shareholder and has no plans to in 2011.

Note 17—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

Note 18—subsequent event

The Company has considered the impact of the natural disaster which occurred in Japan on March 11, 2011. Currently management has determined that, based on information presently available related to the Company’s investment portfolio and in consideration of the Company’s related exposures, any impact has not been material relative to the financial position of the Company through the date that these financial statements were available to be issued. Management will continue to evaluate and consider the potential impact to the Company.

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 12, 2011, the date the financial statements were issued. No such items were identified by the Company.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-89

INDEX TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
B-91	Report of Management Responsibility
B-92	Report of Independent Auditors

Statutory–Basis Financial Statements:
B-93	Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves
B-94	Statements of Operations
B-95	Statements of Changes in Capital and Contingency Reserves
B-96	Statements of Cash Flows
B-97	Notes to Financial Statements

B-90	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

REPORT OF MANAGEMENT RESPONSIBILITY

April 12, 2011

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA’s internal control over financial reporting is a process effected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the entity’s internal control over financial reporting as of December 31, 2010, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework. Based on that assessment, management concluded that, as of December 31, 2010, TIAA’s internal control over financial reporting is effective based on the criteria established in Internal Control-Integrated Framework.

In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2010, 2009 and 2008. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting service, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

/s/ Roger W. Ferguson, Jr.	/s/ Virginia M. Wilson

Roger W. Ferguson, Jr.	Virginia M. Wilson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-91

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory-basis statements of admitted assets, liabilities and capital and contingency reserves of Teachers Insurance and Annuity Association of America (the “Company”) as of December 31, 2010 and 2009, and the related statutory-basis statements of operations, changes in capital and contingency reserves, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our financial statement audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory-basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2010.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, on December 31, 2009, the Company adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes-Revised, A Temporary Replacement of SSAP No. 10.

As discussed in Note 2 to the financial statements, as of July 1, 2009, the Company adopted Statement of Statutory Accounting Principles No. 43R, Loan-backed and Structured Securities.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and those charged with governance; and (iii) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent, or detect and correct misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Report of Management Responsibility. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We conducted our audit of internal control over financial reporting in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and, testing and evaluating the design and operating effectiveness of internal control, based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

April 12, 2011

B-92	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND

CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	December 31,
(in millions)	2010	2009

ADMITTED ASSETS
Bonds	$161,873	$152,406
Preferred stocks	78	133
Common stocks	3,610	3,137
Mortgage loans	13,666	18,135
Real estate	1,341	1,586
Cash, cash equivalents and short-term investments	1,365	528
Contract loans	1,247	930
Derivatives	126	97
Other long-term investments	12,920	10,958
Investment income due and accrued	1,772	1,674
Federal income taxes	19	—
Net deferred federal income tax asset	3,246	2,432
Other assets	372	374
Separate account assets	12,909	9,338
TOTAL ADMITTED ASSETS	$214,544	$201,728

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$169,885	$164,526
Dividends due to policyholders	1,683	1,717
Interest maintenance reserve	873	324
Federal income taxes	—	70
Borrowed money	960	939
Asset valuation reserve	2,023	606
Derivatives	494	616
Other liabilities	1,620	1,660
Separate account liabilities	11,850	8,426
TOTAL LIABILITIES	189,388	178,884

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	2,000	2,000
Contingency reserves:
For investment losses, annuity and insurance mortality, and other risks	22,882	20,030
Deferred income taxes	271	811
TOTAL CAPITAL AND CONTINGENCY RESERVES	25,156	22,844
TOTAL LIABILITIES, CAPITAL AND CONTINGENCY RESERVES	$214,544	$201,728

See notes to statutory-basis financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-93

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2010	2009	2008

REVENUES
Insurance and annuity premiums and other considerations	$12,938	$11,527	$14,827
Annuity dividend additions	1,048	1,325	2,725
Net investment income	10,534	10,340	10,559
Other revenue	143	124	161
Total revenues	$24,663	$23,316	$28,272

BENEFITS AND EXPENSES
Policy and contract benefits	$10,922	$11,175	$13,625
Dividends to policyholders	2,733	2,646	4,574
Increase in policy and contract reserves	5,062	6,994	11,900
Net operating expenses	798	808	831
Net transfers to (from) separate accounts	2,130	(1,289)	(4,229)
Other benefits and expenses	235	166	141
Total benefits and expenses	$21,880	$20,500	$26,842

Income before federal income taxes and net realized capital losses	$2,783	$2,816	$1,430
Federal income tax benefit	(28)	(58)	(45)
Net realized capital losses less capital gains taxes, after transfers to the interest maintenance reserve	(1,430)	(3,326)	(4,451)
Net income (loss)	$1,381	$(452)	$(2,976)

B-94	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to statutory-basis financial statements

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	Capital Stock and Additional Paid-in Capital	Contingency Reserves	Total
	(in millions)
Balance, December 31, 2007	$3	$17,842	$17,845
Net loss		(2,976)	(2,976)
Net unrealized capital losses on investments		(2,757)	(2,757)
Change in asset valuation reserve		4,104	4,104
Change in net deferred income tax		13,009	13,009
Prior year federal income tax settlement		1,244	1,244
Change in non-admitted assets:
Deferred federal income tax asset		(12,704)	(12,704)
Other assets		(3)	(3)
Other, net		(8)	(8)
Balance, December 31, 2008	$3	$17,751	$17,754

Net loss		(452)	(452)
Net unrealized capital gains on investments		910	910
Change in asset valuation reserve		(273)	(273)
Change in accounting principle (Adoption of SSAP 43R)		219	219
Change in accounting principle (Adoption of SSAP 10R)		811	811
Change in surplus of separate accounts		(301)	(301)
Change in valuation basis of annuity reserves		2,260	2,260
Change in net deferred income tax		(218)	(218)
Change in dividend accrual methodology		155	155
Change in non-admitted assets:
Deferred federal income tax asset		458	458
Other assets		(479)	(479)
Issuance of surplus notes		2,000	2,000
Balance, December 31, 2009	$3	$22,841	$22,844

Net Income		1,381	1,381
Net unrealized capital gains on investments		1,361	1,361
Change in asset valuation reserve		(1,417)	(1,417)
Change in surplus of separate accounts		121	121
Change in net deferred income tax		(1,507)	(1,507)
Prior year surplus adjustment		(45)	(45)
Change in non-admitted assets:
Deferred federal income tax asset		2,320	2,320
Other assets		98	98
Balance, December 31, 2010	$3	$25,153	$25,156

See notes to statutory-basis financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-95

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2010	2009	2008

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$12,941	$11,527	$14,827
Net investment income	10,373	10,073	10,606
Miscellaneous income	142	122	162
Total Receipts	23,456	21,722	25,595
Policy and contract benefits	10,574	11,401	13,533
Operating expenses	972	957	979
Dividends paid to policyholders	1,720	1,789	1,928
Federal income tax expense (benefit)	106	(119)	(91)
Net transfers to (from) separate accounts	2,149	(243)	(4,050)
Total Disbursements	15,521	13,785	12,299
Net cash from operations	7,935	7,937	13,296

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	31,795	17,247	13,238
Stocks	806	1,085	2,092
Mortgage loans and real estate	4,672	2,440	2,805
Other invested assets	2,269	778	1,981
Miscellaneous proceeds	130	79	(27)
Cost of investments acquired:
Bonds	42,082	32,719	20,367
Stocks	935	1,261	1,062
Mortgage loans and real estate	373	1,193	2,390
Other invested assets	3,444	2,075	4,587
Miscellaneous applications	179	214	222
Net cash used for investments	(7,341)	(15,833)	(8,539)

CASH FROM FINANCING AND OTHER
Issuance of surplus notes	—	2,000	—
Borrowed money	21	939	(952)
Net deposits on deposit-type contracts funds	51	54	32
Other cash provided (applied)	171	(122)	113
Net cash used by financing and other	243	2,871	(807)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	837	(5,025)	3,950
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	528	5,553	1,603

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$1,365	$528	$5,553

B-96	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to statutory-basis financial statements

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”); a comprehensive basis of accounting that differs from generally accepted accounting principles in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income (loss) and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of mortality tables and contractually guaranteed interest rates (in millions).

	For the Years Ended December 31,
	2010	2009	2008
Net Income (Loss), New York SAP	$1,381	$(452)	$(3,283)
New York SAP Prescribed Practices:
Federal Income Tax Settlement	—	—	1,244
Additional Reserves for:
Term Conversions	2	2	2
Deferred and Payout Annuities issued after 2000	186	(312)	424
Net Income (Loss), NAIC SAP	$1,569	$(762)	$(1,613)

	For the Years Ended December 31,
	2010	2009	2008
Capital and Contingency Reserves, New York SAP	$25,156	$22,844	$17,754
New York SAP Prescribed Practices:
Intangible Asset Limitation	12	16	20
Additional Reserves for:
Term Conversions	15	13	11
Deferred and Payout Annuities issued after 2000	3,683	3,497	3,809
Capital and Contingency Reserves, NAIC SAP	$28,866	$26,370	$21,594

Reconciliations of Net Income and Contingency Reserves: Subsequent to the filing of its New York SAP financial statements, the Company made the following adjustments to the Statutory-Basis financial statements. Reconciliations of TIAA’s net income and contingency reserves between the New York SAP as originally filed and these audited financial statements are shown below (in millions):

	2010	2009	2008
Net (Loss) Income—New York SAP—as filed with Department	$1,381	$(452)	$(3,283)
Treatment of Guarantee of Subsidiary Debt	—	—	307
Net (Loss) Income—Audited Financial Statement	$1,381	$(452)	$(2,976)

Generally Accepted Accounting Principles in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP as a direct charge to surplus;

•

The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs are deferred and amortized over the expected lives of the policies issued rather than being charged to operations when incurred;

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-97

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost;

•

Impairments on securities other than loan-backed and structured securities due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses, which is a component of surplus under NAIC SAP;

•

Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in either earnings or other comprehensive income. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

For purposes of calculating the defined benefit and the post-retirement benefit obligations, active participants not currently vested, which are not considered under NAIC SAP, would also be included in determining the liability;

•	Annuities that do not subject the Company to significant insurance risk are classified as investment contracts rather than being classified as insurance contracts as they are under NAIC SAP;
•

Declines in fair value of derivatives are recorded through earnings rather than surplus. Derivatives embedded in host contracts are accounted for separately like a freestanding derivative if certain criteria are met. Replication Synthetic Asset Transactions (“RSAT”) are not recognized under GAAP.

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Changes in future cash flows and expected prepayment speeds are evaluated quarterly. Loan-backed and structured securities are reported at the lower of cost or fair value when rated NAIC 6 or when determined to be held for sale.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

Loan-backed and structured securities that the Company has the intent and ability to hold are considered OTTI when the Company does not expect to recover the entire amortized cost basis of the security, and the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the security’s effective interest rate.

B-98	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Loan-backed and structured securities that the Company intends to sell or does not have the intent and ability to retain for a period of time sufficient to recover the amortized cost basis are written down to fair value and the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

The fair values for publicly traded long term bond investments are generally determined using prices provided by third party pricing services. For privately placed long term bond investments without readily ascertainable market value, such values are determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5 or 6, which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by third party pricing services.

Common Stocks: Common stocks of unaffiliated companies are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other than temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other than temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded.

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is required. Internal estimates of value can be used to determine fair value when a third party appraisal is pending completion. Third party appraisals are also utilized to determine write downs on land investments held for development.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus and (2) non-insurance subsidiaries are stated at the value of their underlying GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other Long-term Investments: Other long-term investments primarily include investments in limited partnerships and limited liability companies which are carried at TIAA’s percentage of the underlying GAAP equity as reflected on the respective entity’s financial statements. The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses impairment information by performing analysis between the carrying value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When deemed to be other-than-temporarily impaired, the investment is written down to estimated fair value.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost.

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition, excluding investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-99

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Contract Loans: Contract loans are stated at outstanding principal balances.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, and asset replication purposes. Derivatives used by the Company include foreign currency, interest rate and credit default swaps, foreign currency forwards, options and interest rate cap contracts.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. The foreign exchange premium or discount for these foreign currency swaps is amortized into income and a currency translation adjustment computed at the spot rate is recorded as an unrealized gain or loss. The derivative component of a RSAT is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under the same netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are nonadmitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are nonadmitted.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of the separate account contract holders.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the relevant period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the relevant period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets (principally investments in other long-term investments, furniture and equipment, leasehold improvements, prepaid expenses, and a portion of deferred federal income tax (“DFIT”) assets). Investment related non-admitted assets totaled $646 million and $418 million at December 31, 2010 and 2009, respectively. The non-admitted portion of the DFIT asset was $11,202 million and $13,522 million at December 31, 2010 and 2009, respectively. Other non-admitted assets were $358 million and $684 million at December 31, 2010 and 2009, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Furniture and Fixtures, Equipment, Leasehold Improvements and Computer Software: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years and the remaining life of the lease, respectively.

The accumulated depreciation on EDP equipment and computer software was $626 million and $440 million at December 31, 2010 and 2009, respectively. Related depreciation expenses allocated to TIAA were $25 million, $37 million and $38 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The accumulated depreciation on furniture and equipment and leasehold improvements was $485 million and $396 million at December 31, 2010, and 2009, respectively. Related depreciation expenses allocated to TIAA were $45 million, $56 million and $19 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: The Company offers a range of group and individual annuities and individual life policies. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

During 2009, TIAA received approval from the Department to change the valuation basis on a portion of its payout annuity reserves. These reserves, which had previously been calculated on the basis of interest at either 1.5% or 2.5%, with mortality on the basis of either the 1983 Table A with ages set back 9 years or the Annuity 2000 Table with ages set back either 9 or 12 years, will now be valued on the basis of interest at 2.5% with mortality in accordance with the Annuity 2000 Table with ages set back 4 years. This reserve modification had the net effect of reducing beginning of year 2009 reserves by approximately $2.26 billion.

B-100	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Liability for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals that represent a return to the contract holder.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves were sufficient to meet its obligations.

Interest Maintenance Reserve: The IMR defers recognition of realized capital gains and losses resulting from changes in the general level of interest rates. These gains and losses are amortized into investment income over the expected remaining life of the investments sold. The IMR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is interest-related if the security’s NAIC rating did not change by more than one classification from the date of purchase to the date of sale, and its NAIC rating was not a 6 at anytime during the holding period.

A realized gain or loss on each preferred stock sold is interest-related if the security did not have an NAIC rating of 4, 5 or 6 at any time during the holding period and the NAIC rating did not change by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is interest-related if interest is not more than 90 days past due, not in the process of foreclosure or voluntary conveyance, or the mortgage loan was not restructured over the prior two years.

A realized gain or loss on each derivative investment sold is interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

Asset Valuation Reserve: The AVR is established to offset potential credit-related investment losses from bonds, stocks, mortgage loans, real estate, derivatives and other long-term investments. Changes in AVR are recorded directly to surplus. The AVR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

Realized gains or losses resulting from the sale of U.S. Government securities and securities of agencies which are backed by the full faith and credit of the U.S. Government are exempt from the AVR.

A realized gain or loss on each bond, excluding loan-backed and structured securities sold, is non-interest-related if the security’s NAIC rating changed by more than one classification from the date of purchase to the date of sale, or its NAIC rating was a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is non-interest-related if the security had an NAIC rating of 4, 5 or

6 at any time during the holding period or the NAIC rating changed by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is non-interest-related if interest is more than 90 days past due, in the process of foreclosure or voluntary conveyance, or the mortgage loan was restructured over the prior two years.

A realized gain or loss on each derivative investment sold is non-interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

OTTI for non-loan-backed and structured securities, stocks, mortgage loans, real estate and other long-term investments are considered non-interest related realized losses and included in the AVR calculation.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Application of New Accounting Pronouncements: SSAP 100, Fair Value Measurements, effective December 31, 2010, defines fair value, establishes a framework for measuring fair value and establishes disclosure requirements about fair value. This standard applies under other accounting pronouncements that require or permit fair value measurements, but this standard does not require any new fair value amendments. The Company adopted this guidance effective December 31, 2010; however, it did not have a material impact on the Company’s financial statements.

SSAP 56—Separate Accounts—Revised disclosures, adopted September 2009 and required within the 2010 annual financial statements. The revised disclosures require disclosure on the general nature of the entity’s separate account business, an identification of the separate account assets that are legally insulated from the general account claims, identification of the separate account products that have guarantees backed by the general account and a discussion of securities lending transactions within the separate account.

SSAP No. 43R—Loan-backed and Structured Securities—Revised, effective September 30, 2009, which superceded SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities, provides statutory accounting guidance for loan-backed and structured securities and incorporates certain principles underlying recent changes in GAAP OTTI guidance for statutory reporting. The financial impact in 2009 of the adoption of SSAP No. 43R at September 30, 2009, by TIAA, was a

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-101

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

$219 million increase in surplus as an adjustment as of July 1, 2009 and was recognized as a cumulative effect due to a change in accounting principle.

SSAP No. 43R guidance results in an OTTI recorded through earnings for the difference between amortized cost and the present value of discounted cash flows of structured securities. Declines in fair value related to non-credit declines are not recognized in earnings and only require disclosure if the entity has the intent and ability to hold to recovery. The guidance requires a recognized realized loss recorded in earnings for the difference between fair value and amortized cost if the entity intends or is required to sell the investment at the measurement date. The entity is required to evaluate discounted cash flows quarterly to assess credit deterioration.

For reporting periods beginning on or after January 1, 2009, SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities established statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. The change resulting from the adoption of this statement was accounted for prospectively. No cumulative effect adjustments or application of the new guidance to prior events or periods were required. The Company elected to early adopt SSAP No. 98 which resulted in an additional $469 million of realized losses being recognized at December 31, 2008.

SSAP No. 10R—Revised, Income Taxes, was effective as of December 31, 2009 for the 2009 annual financial statements and 2010 and 2011 interim and annual financial statements only. For entities that meet specified capital requirements, the revised statement increases the admitted deferred federal income tax asset ceiling by increasing the limit from 10 to 15 percent of capital and surplus and by extending the recoverable period from 1 to 3 years. The change resulting from the modification of this statement was accounted for as a change in accounting principle in 2009. The Company’s adoption of SSAP No. 10R resulted in an additional $1,082 million and $811 million of admitted deferred tax assets recognized as of December 31, 2010 and 2009, respectively. The statement is applicable through 2011 and incorporates additional disclosures for tax-planning strategies.

For reporting periods beginning on or after January 1, 2009, SSAP No. 99—Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment, establishes standards for the treatment of premiums or discounts applicable to certain securities subsequent to the recognition of an OTTI. The other-than-temporarily impaired security is recorded as if the security had been purchased on the measurement date of the OTTI. The discount or reduced premium associated with the other-than-temporarily impaired security, based on the new cost basis, is amortized over the remaining life of the security, to the extent recoverable, in a prospective manner based on the amount and timing of future estimated cash flows. The change resulting from the adoption of this statement is accounted for prospectively. No cumulative effect adjustment or application of the new guidance to prior events or periods is required. The Company adopted this guidance January 1, 2009.

Note 3—long-term bonds, preferred stocks, and common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds and preferred stocks at December 31, are shown below (in millions):

	2010
		Excess of
	Book/ Adjusted Carrying Value	Fair Value over Book/ Adjusted Carrying Value	Book/ Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. Governments	$19,942	$697	$(510)	$20,129
All Other Governments	2,926	509	(5)	3,430
States, Territories and Possessions	504	2	(30)	476
Political Subdivisions of States, Territories, and Possessions	236	7	(7)	236
Special Revenue and Special Assessment, Non-Guaranteed Agencies and Government	39,018	2,466	(327)	41,157
Credit Tenant Loans	3,300	357	(29)	3,628
Industrial and Miscellaneous	92,270	6,346	(3,047)	95,569
Hybrids	2,299	144	(82)	2,361
Parent, Subsidiaries and Affiliates	1,378	70	(3)	1,445
Total Bonds	161,873	10,598	(4,040)	168,431
Preferred Stocks	78	6	—	84
Total Bonds and Preferred Stocks	$161,951	$10,604	$(4,040)	$168,515

B-102	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

	2009
		Excess of
	Book/ Adjusted Carrying Value	Fair Value over Book/ Adjusted Carrying Value	Book/ Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. Governments	$15,582	$480	$(104)	$15,958
All Other Governments	2,623	375	(13)	2,985
States, Territories and Possessions	278	1	(22)	257
Political Subdivisions of States, Territories, and Possessions	242	7	(11)	238
Special Revenue and Special Assessment, Non-Guaranteed Agencies and Government	33,170	1,607	(318)	34,459
Credit Tenant Loans	420	28	(7)	441
Industrial and Miscellaneous	95,589	4,473	(9,620)	90,442
Hybrids	3,075	156	(299)	2,932
Parent, Subsidiaries and Affiliates	1,427	29	(48)	1,408
Total Bonds	152,406	7,156	(10,442)	149,120
Preferred Stocks	133	10	(17)	126
Total Bonds and Preferred Stocks	$152,539	$7,166	$(10,459)	$149,246

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Based upon the factors above in the Company’s impairment evaluation process, the securities discussed in the following section which were in an unrealized loss position at December 31, 2010 and 2009, were not deemed to be other than temporarily impaired.

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2010
Loan-backed and structured bonds	$5,727	$(209)	$5,518	$17,492	$(3,269)	$14,223
All other bonds	16,190	(670)	15,520	6,217	(347)	5,870
Total bonds	$21,917	$(879)	$21,038	$23,709	$(3,616)	$20,093
Unaffiliated common stocks	31	(21)	10	35	(8)	27
Preferred stocks	10	(8)	2	29	(26)	3
Total bonds and stocks	$21,958	$(908)	$21,050	$23,773	$(3,650)	$20,123

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2009
Loan-backed and structured bonds	$7,704	$(322)	$7,382	$27,035	$(9,008)	$18,027
All other bonds	9,890	(246)	9,644	12,820	(994)	11,826
Total bonds	$17,594	$(568)	$17,026	$39,855	$(10,002)	$29,853
Unaffiliated common stocks	113	(10)	103	49	(18)	31
Preferred stocks	3	(2)	1	78	(40)	38
Total bonds and stocks	$17,710	$(580)	$17,130	$39,982	$(10,060)	$29,922

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-103

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

As of December 31, 2010, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in U.S. and other governments (58%) and residential mortgage-backed securities (22%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2010, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (58%), asset-backed securities (16%), and residential mortgage-backed securities (16%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2009, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in residential mortgage-backed securities (35%), U.S. and other governments (24%), commercial mortgage-backed securities (12%) and asset-backed securities (10%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2009, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (58%), residential mortgage-backed securities (20%), and asset-backed securities (13%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the cause of the decline in fair value is primarily attributable to diminished market liquidity during the holding period as opposed to long term credit quality. The Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover and the Company has concluded that these securities are not other-than temporarily impaired.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date ($ in millions).

	December 31, 2010			December 31, 2009
	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$2,532	1.6%	$2,602	$1,324	0.9%	$1,398
Due after one year through five years	21,264	13.1	22,871	26,454	17.4	28,019
Due after five years through ten years	28,405	17.5	30,668	24,089	15.8	25,366
Due after ten years	38,061	23.6	39,939	29,898	19.6	30,807
Subtotal	90,262	55.8	96,080	81,765	53.7	85,590
Residential mortgage-backed securities	48,809	30.2	50,863	43,905	28.8	43,587
Commercial mortgage-backed securities	13,343	8.2	12,232	18,453	12.1	12,731
Asset-backed securities	9,459	5.8	9,256	8,283	5.4	7,212
Subtotal	71,611	44.2	72,351	70,641	46.3	63,530
Total	$161,873	100.0%	$168,431	$152,406	100.0%	$149,120

Included in the preceding table under asset-backed securities is TIAA’s exposure to sub-prime mortgages totaling approximately $3.1 billion and $3.2 billion at December 31, 2010 and 2009, respectively. Sub-prime securities of approximately $2.5 billion or 82% and $2.6 billion or 81% were rated investment grade (NAIC 1 and 2) at December 31, 2010 and 2009, respectively. Sub-prime securities are backed by loans that are in the riskiest category of loans and are typically sold in a separate market from prime loans.

B-104	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2010	2009
Residential mortgage-backed securities	30.2%	28.8%
U.S. and other governments	11.9	10.8
Commercial mortgage-backed securities	8.2	9.4
Manufacturing	7.9	8.1
Public utilities	7.5	7.7
Finance and financial services	6.9	7.7
Asset-backed securities	5.9	5.4
Oil and gas	4.7	4.7
Communications	3.2	3.4
Services	3.2	2.4
Revenue and special obligations	2.4	2.3
Credit tenant loans	2.0	1.9
Retail and wholesale trade	1.9	1.9
Real estate investment trusts	1.6	1.8
Mining	1.2	1.1
Transportation	1.0	1.0
Other	0.3	0.3
Total	100.0%	100.0%

At December 31, 2010 and 2009, 92.1% and 92.8%, respectively, of the long-term bond portfolio was comprised of investment grade securities.

The following table presents the Company’s carrying value and estimated fair value for the residential mortgage-backed securities portfolio (“RMBS”) (in millions):

	December 31, 2010		December 31, 2009
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$46,918	$49,176	$41,844	$42,122
2	1,198	1,084	1,198	868
3	592	523	657	455
4	35	28	169	114
5	64	50	29	19
6	2	2	8	9
Total	$48,809	$50,863	$43,905	$43,587

With respect to the RMBS in the above table, approximately 99% and 98% were rated investment grade (NAIC 1 and 2) at December 31, 2010 and 2009, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in RMBS. Additionally, the Company continues to manage the RMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other than temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the RMBS portfolio as an integral component of its overall asset liability management program.

The following table presents the Company’s carrying value and estimated fair value for the commercial mortgage-backed securities (“CMBS”) portfolio (in millions):

	December 31, 2010		December 31, 2009
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$9,607	$9,600	$12,754	$10,523
2	577	400	3,287	1,422
3	832	620	1,280	415
4	1,167	820	927	299
5	918	548	193	59
6	242	244	12	13
Total	$13,343	$12,232	$18,453	$12,731

With respect to the CMBS in the above table, approximately 76% and 87% were rated investment grade (NAIC 1 and 2) and approximately 72% and 64% were issued prior to 2006 (based on carrying value) at December 31, 2010 and 2009, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in CMBS. Additionally, the Company continues to manage the CMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other than temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the CMBS portfolio as an integral component of its overall asset liability management program.

Included in the Company’s long-term investments are bonds with a NAIC designation of 6. The statutory carrying value of these investments and related contractual maturity is listed in the following table (in millions):

	December 31,
	2010	2009
Due in one year or less	$1	$1
Due after one year through five years	9	22
Due after five years through ten years	28	9
Due after ten years	—	—
Subtotal	38	32
Residential mortgage-backed securities	2	8
Commercial mortgage-backed securities	242	12
Asset-backed securities	64	6
Total	$346	$58

Troubled Debt Restructuring: During 2010 and 2009, the Company recorded bonds and stocks with book values aggregating $76 million and $29 million through troubled debt restructurings. When restructuring troubled debt, TIAA generally accounts for assets at their fair value at the time of restructuring or at the book value of the assets given up if lower. If the fair value is less than the book value of the assets given up, the required write-down is recognized as a realized capital loss.

Exchanges: During 2010 and 2009, the Company also acquired bonds and stocks through exchanges aggregating $1,665 million and $1,564 million, of which approximately $19 million and $0.3 million were acquired through non-monetary transactions, respectively. When exchanging securities, TIAA generally accounts for assets at fair value unless the exchange was as a result of restricted 144As exchanged for unrestricted securities, which are accounted for at book value.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-105

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Loan-backed and Structured Securities: Prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type and vintage.

The following table represents OTTI on securities with the intent to sell and/or the inability to retain for each quarter of 2010 (in millions):

	1	OTTI		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-interest	Fair Value 1-(2a+2b)
OTTI recognized 1st Quarter
a. Intent to sell	$59	$1	$10	$48
b. Inability to retain	—	—	—	—
Total 1st Quarter	$59	$1	$10	$48

OTTI recognized 2nd Quarter
a. Intent to sell	$2,736	$—	$427	$2,309
b. Inability to retain	—	—	—	—
Total 2nd Quarter	$2,736	$—	$427	$2,309

OTTI recognized 3rd Quarter
a. Intent to sell	$28	$1	$5	$22
b. Inability to retain	—	—	—	—
Total 3rd Quarter	$28	$1	$5	$22

OTTI recognized 4th Quarter
a. Intent to sell	$361	$131	$65	$165
b. Inability to retain	—	—	—	—
Total 4th Quarter	$361	$131	$65	$165

Annual Aggregate Total		$133	$507

The following table represents OTTI on securities with the intent to sell and/or the inability to retain for each quarter of 2009 (in millions):

	1	OTTI		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-Interest	Fair Value 1-(2a+2b)
OTTI recognized 1st Quarter
a. Intent to sell	$41	$1	$7	$33
b. Inability to retain	—	—	—	—
Total 1st Quarter	$41	$1	$7	$33

OTTI recognized 2nd Quarter
a. Intent to sell	$17	$—	$4	$13
b. Inability to retain	—	—	—	—
Total 2nd Quarter	$17	$—	$4	$13

OTTI recognized 3rd Quarter
a. Intent to sell	$42	$—	$14	$28
b. Inability to retain	—	—	—	—
Total 3rd Quarter	$42	$—	$14	$28

OTTI recognized 4th Quarter
a. Intent to sell	$44	$1	$10	$33
b. Inability to retain	—	—	—	—
Total 4th Quarter	$44	$1	$10	$33

Annual Aggregate Total		$2	$35

At December 31, 2010, the Company held loan-backed and structured securities with a recognized OTTI where the present value of cash flows expected to be collected is less than the amortized cost. See Note 24 for listing of securities.

Other Disclosures: During 2010 and 2009, TIAA acquired common stocks from other long term private equity fund investment distributions totaling $17 million and $14 million, respectively.

Debt securities amounting to approximately $8 million at December 31, 2010 and 2009 were on deposit with governmental authorities or trustees, as required by law.

At December 31, 2010 and 2009, the carrying amount of restricted unaffiliated common stock was $252 million and $150 million, respectively. At December 31, 2010 and 2009, the carrying amount of restricted preferred stock was $19 million and $14 million, respectively. The restrictions limit share sales, private sales, general partner approval for sale, contractual restrictions and public or free trade restrictions.

At December 31, 2010 and 2009, the carrying amount of bonds and stocks denominated in a foreign currency was $2,961 million and $3,160 million, respectively. Bonds that totaled $1,168 million and $1,221 million at December 31, 2010 and 2009, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA’s investment subsidiaries and affiliates.

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The coupon rates for non-mezzanine commercial mortgage loans originated during 2010 ranged from 5.25% to 5.90% and from 4.00% to 8.00% for 2009. There were no mezzanine real estate loans originated or acquired during 2010 or 2009.

The maximum percentage of any one loan to the value of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 100% and 95% for commercial loans for the years ended December 31, 2010 and 2009, respectively. In 2010 there were three loans issued with a loan to value of 100% with a value of approximately $24 million at December 31, 2010, all three loans were full recourse construction loans with a committed tenant.

At December 31, 2010 and 2009, the carrying value of mezzanine real estate loans was $192 million and $637 million, respectively.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2010 and 2009 have been written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale have been written down to the current fair value of the loan, as shown in the table below. For impaired mortgage loans where the impairments

B-106	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in millions):

	2010	2009	2008
Investment in impaired mortgage loans, with temporary allowances for credit losses (at net carried value plus accrued interest)	$29	$—	$—
Related temporary allowances for credit losses	$(2)	$—	$—
Investment in impaired mortgage loans, net of OTTI losses recognized	$251	$572	$259
Related write-downs for OTTI	$(21)	$(91)	$(209)
Average investments in impaired mortgage loans	$35	$36	$32
Interest income recognized on impaired mortgage loans during the period	$16	$15	$13
Interest income recognized on a cash basis during the period	$16	$14	$13

	2010	2009	2008
Allowance for credit losses:
Balance at the beginning of the period	$—	$—	$—
Additions charged to surplus	94	333	—
Direct write-downs charges against the allowance	(85)	(64)	—
Recoveries of amounts previously added to surplus	(7)	(269)	—
Balance at the end of the period	$2	$—	$—

Mortgage Loan Diversification: The following tables set forth the commercial mortgage loan portfolio by property type and geographic distribution ($ in millions):

	Commercial Mortgage Loans by Property Type
	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Shopping centers	$4,579	33.5%	$6,396	35.3%
Office buildings	4,370	32.0	6,050	33.3
Industrial buildings	2,403	17.6	2,791	15.4
Apartments	1,304	9.5	1,378	7.6
Hotel	313	2.3	505	2.8
Mixed use	272	2.0	363	2.0
Land	265	1.9	385	2.1
Other	160	1.2	267	1.5
Total	$13,666	100.0%	$18,135	100.0%

	Commercial Mortgage Loans by Geographic Distribution
	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$3,791	27.7%	$4,908	27.1%
South Atlantic	3,338	24.4	4,447	24.5
South Central	1,849	13.5	2,070	11.4
Middle Atlantic	1,826	13.4	2,576	14.2
North Central	1,420	10.4	2,168	12.0
Mountain	515	3.8	687	3.8
New England	399	2.9	742	4.0
Other	528	3.9	537	3.0
Total	$13,666	100.0%	$18,135	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

Pacific states are AK, CA, HI, OR and WA

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Middle-Atlantic states are PA, NJ and NY

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

New England states are CT, MA, ME, NH, RI and VT

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY

Other comprises investments primarily in Canada.

At December 31, 2010 and 2009, approximately 20.7% and 21.3% of the mortgage loan portfolio, respectively, was invested in California and is included in the Pacific region shown above.

At December 31, 2010 and 2009, approximately 12.3% and 10.5% of the mortgage loan portfolio, respectively, were invested in Texas and is included in the South Central region shown above.

Scheduled Mortgage Loan Maturities: At December 31, 2010 and 2009, contractual maturities for mortgage loans were as follows ($ in millions):

	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$1,335	9.8%	$1,800	9.9%
Due after one year through five years	7,207	52.7	7,462	41.2
Due after five years through ten years	4,408	32.3	8,111	44.7
Due after ten years	716	5.2	762	4.2
Total	$13,666	100.0%	$18,135	100.0%

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgage troubled debt restructurings during the periods ended December 31, 2010 or 2009. When restructuring mortgage loans, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgage loans with interest more than 180 days past due at December 31, 2010 or 2009.

During 2010 and 2009, the Company did not reduce the interest rate of any outstanding loans.

The Company did not have any taxes, assessments or amounts advanced that were not included in the mortgage loan totals for the years ended December 31, 2010 and 2009.

The Company has no reverse mortgages as of December 31, 2010 or 2009.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-107

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Mortgage loans of $13 million and $14 million at December 31, 2010 and 2009, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

For the years ended December 31, 2010 and 2009, the carrying values of mortgage loans denominated in foreign currency were $445 million and $453 million, respectively.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—real estate

At December 31, 2010 and 2009, TIAA’s directly owned real estate investments of $1,341 million and $1,586 million, respectively, were carried net of third party mortgage encumbrances, which totaled approximately $112 million and $128 million, respectively.

At December 31, the carrying values of the directly owned real estate portfolio were diversified by property type and geographic region as follows ($ in millions):

	Directly Owned Real Estate by Property Type
	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Office buildings	$801	59.7%	$957	60.4%
Industrial buildings	307	22.9	289	18.2
Apartments	103	7.7	105	6.6
Mixed-use projects	101	7.5	177	11.2
Land under development	27	2.0	43	2.7
Retail	0	0.0	13	0.8
Land	2	0.2	2	0.1
Total	$1,341	100.0%	$1,586	100.0%

	Directly Owned Real Estate by Geographic Region
	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
South Atlantic	$512	38.2%	$608	38.3%
North Central	283	21.1	284	17.9
Middle Atlantic	183	13.7	193	12.2
Pacific	175	13.0	177	11.2
South Central	158	11.8	154	9.7
Mountain	—	0.0	35	2.2
Other	30	2.2	135	8.5
Total	$1,341	100.0%	$1,586	100.0%

At December 31, 2010 and 2009, approximately 16.4% and 18.7% of the real estate portfolio, respectively, was invested in Florida and is included in the South Atlantic region shown above.

The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is required. Third party appraisals are also utilized to determine write downs on land investments held for development.

OTTI for directly owned real estate investments for the years ended December 31, 2010, 2009 and 2008 were $35 million, $52 million and $23 million, respectively and these amounts are included in the impairment table in Note 9. The other-than-temporarily impaired real estate is directly owned industrial, office building and retail property at various locations throughout the country. The impairments are included in net realized capital losses in the statutory-basis statements of operations.

As of December 31, 2010 and 2009, the Company had no real estate investments classified as held for sale. For the year ended December 31, 2010 and 2009, the Company recognized a net realized gain on real estate sold of $31 million and $9 million, respectively. The gains are included in net realized capital losses in the statutory-basis statements of operations.

Depreciation expense on directly owned real estate investments for the years ended December 31, 2010, 2009 and 2008, was $56 million, $61 million and $60 million, respectively. The amount of accumulated depreciation at December 31, 2010, 2009 and 2008 was $431 million, $422 million and $374 million, respectively.

There were no real estate properties acquired via the assumption of debt or in satisfaction of debt during 2010 or 2009.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

Note 6—subsidiaries and affiliates

TIAA holds interests in certain subsidiaries and affiliates that are primarily involved in the ownership and management of investments for the Company. The carrying value, OTTI, net investment income, and amounts due from (to) these investment subsidiaries and affiliates are shown below (in millions):

	2010	2009	2008
Net carrying value of investment subsidiaries and affiliates	$2,073	$1,860	$1,851
Reported as common stock
Reported as other long-term investments	4,544	3,505	2,605
Total net carrying value	$6,617	$5,365	$4,456

OTTI	$7	$138	$5
Net investment income (distributed from investment subsidiaries and affiliates)	$145	$36	$82
Amounts due from (to) subsidiaries and affiliates	$5	$1	$(31)

The larger investment subsidiaries and affiliates, included in the above table, are ND Properties, Inc., TIAA Global Public Investments, LLC, Ceres Agricultural Properties, LLC, 485 Properties, LLC, TIAA Realty, Inc., Mansilla Participacoes LTDA, TIAA CPPIB Commercial Mortgage Company REIT, LLC and WRC Properties, Inc.

B-108	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The carrying value, OTTI, net investment income, and amounts due (to) from TIAA’s operating subsidiaries and affiliates are shown below (in millions):

	2010	2009	2008
Net carrying value of operating subsidiaries and affiliates
Reported as common stock	$456	$373	$311
Reported as other long-term investments	471	499	439
Total net carrying value	$927	$872	$750

OTTI	$32	$27	$141
Amounts due (to) from subsidiaries and affiliates	$(7)	$45	$37

TIAA’s operating subsidiaries and affiliates primarily consist of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), Oleum Holding Company, LLC, TIAA-CREF Asset Management Commingled Funds Trust I (“TCAM”), TIAA-CREF Individual & Institutional Services LLC (“Services”), TIAA Global Markets, Inc.(“TGM”), and Active Extension Funds I, II, III and V.

The 2010 OTTI relate to a decline in the fair value of subsidiaries and affiliates for which the carrying value is not expected to recover. Fair value of subsidiaries and affiliates is generally determined using the net asset value of the underlying financial statements at the measurement date.

TIAA held bonds of affiliates at December 31, 2010 and 2009 for $1,378 million and $1,427 million, respectively. The majority of these affiliated bonds were issued by ND Properties, Inc.

As of December 31, 2010, 2009 and 2008 no investment in a subsidiary or affiliate exceeded 10% of the Company’s admitted assets and the Company does not have any investment in foreign insurance subsidiaries. For the year ended December 31, 2010 the Company did not have any related party transactions which exceeded  1/2 of 1% of TIAA’s admitted assets.

TIAA discloses contingencies and guarantees related to subsidiaries and affiliates in Note 21.

The Company holds investments in non-insurance holding companies, or subsidiaries which are valued by the Company utilizing a look-through approach. The following table summarizes the Company’s carrying value in each subsidiary as of December 31 (in millions):

Subsidiary	Carrying Value 2010	Carrying Value 2009
Mansilla Participacoes LTDA	$433.1	$382.6
T-C 685 Third Avenue Member, LLC	192.0	—
TIAA Private Equity Alpha, LLC	—	112.6
TIAA European Funding Trust	40.6	42.1
Occator Agricultural Properties, LLC	37.5	35.3
TIAA-CREF Enterprises, Inc.	37.4	20.1
TIAA Union Place Phase I, LLC	19.9	—
T-C SMA II, LLC	17.9	7.7
Teachers Mayflower, LLC	—	6.2
TIAA The Reserve II Member, LLC	4.0	4.6
730 Texas Forest Holdings, Inc.	0.9	0.9
Demeter Agricultural Properties, LLC	0.4	0.4
T-C SMA I, LLC	0.3	0.1
Total	$784.0	$612.6

The financial statements for the above non-insurance holding companies are not audited and TIAA has limited the value of these non-insurance holding companies to the value contained in the financial statements of the underlying investments. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in TIAA’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements.

Note 7—other long-term investments

The components of TIAA’s carrying value in other long-term investments at December 31 were (in millions):

	2010	2009
Unaffiliated other invested assets	$7,852	$6,850
Affiliated other invested assets	5,015	4,004
Other long-term assets	53	104
Total other long-term investments	$12,920	$10,958

As of December 31, 2010, unaffiliated other invested assets of $7,852 million includes $6,799 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $1,053 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2010, affiliated other invested assets totaling $5,015 million includes investment subsidiaries totaling $4,544 million of which $1,836 million represents investments in agriculture and timber related holdings, $1,024 million represents investments in real estate related holdings and $1,684 million represents investments in securities related holdings. The remaining $471 million of affiliated other invested assets represents operating subsidiaries and affiliates.

As of December 31, 2009, unaffiliated other invested assets of $6,850 million includes $5,604 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments and $1,035 million of investments in real estate related joint ventures, partnerships and LLCs. The remaining $211 million of unaffiliated other invested assets consists of defeased loans. As of December 31, 2009, affiliated other invested assets totaling $4,004 million includes investment subsidiaries totaling $3,505 million of which $1,515 million represents investments in agriculture and timber related holdings, $1,049 million represents investments in real estate related holdings and $941 million represents investments in securities related holdings. The remaining $499 million of affiliated other invested assets represents operating subsidiaries and affiliates.

For the years ended December 31, 2010, 2009 and 2008, OTTI in other long-term investments for which the carrying value is not expected to be recovered were $252 million, $1,005 million and $552 million, respectively.

For the years ended December 31, 2010 and 2009, other long-term investments denominated in foreign currency were $1,505 million and $1,223 million, respectively.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-109

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note 8—commitments

The outstanding obligation for future investments at December 31, 2010, is shown below by asset category (in millions):

	2011	2012	In later years	Total Commitments
Bonds	$743	$215	$—	$958
Stocks	127	53	51	231
Mortgage loans	152	43	—	195
Real estate	223	—	—	223
Other long-term investments	1,398	936	1,575	3,909
Total	$2,643	$1,247	$1,626	$5,516

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of mortgage and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31 were as follows (in millions):

	2010	2009	2008
Bonds	$9,343	$8,956	$8,232
Stocks	96	55	347
Mortgage loans	1,011	1,204	1,290
Real estate	244	272	285
Other long-term investments	322	177	692
Cash, cash equivalents and short-term investments	8	28	95
Other	—	—	9
Total gross investment income	11,024	10,692	10,950
Less investment expenses	(566)	(420)	(451)
Net investment income before amortization of IMR	10,458	10,272	10,499
Plus amortization of IMR	76	68	60
Net investment income	$10,534	$10,340	$10,559

The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Due and accrued income is excluded from net investment income as follows: Bonds and preferred stocks in default; common stock affiliated related to real estate with rents over 90 days past due; mortgage loans in default with interest 180 days past due which has been assessed as collectible; and real estate relating to rent in arrears for more than 90 days. The total due and accrued income excluded from net income was $1 million each for the years ended December 31, 2010, 2009 and 2008.

Future rental income expected to be received under existing real estate leases in effect as of December 31, 2010 (in millions):

	2011	2012	2013	2014	2015	Thereafter	Total
Future rental income	$127	$113	$97	$79	$65	$164	$645

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31 were as follows (in millions):

	2010	2009	2008
Bonds	$(418)	$(1,913)	$(2,822)
Stocks	57	(90)	(929)
Mortgage loans	(240)	(318)	(181)
Real estate	(4)	(43)	20
Other long-term investments	(198)	(1,086)	(546)
Cash, cash equivalents and short-term investments	(3)	15	(33)
Total before capital gains taxes and transfers to IMR	(806)	(3,435)	(4,491)
Transfers to IMR	(624)	109	40
Capital gains taxes	—	—	—
Net realized capital losses less capital gains taxes, after transfers to IMR	$(1,430)	$(3,326)	$(4,451)

Write-downs of investments resulting from OTTI, included in the preceding table, were as follows for the years ended December 31 (in millions):

	2010	2009	2008
Other-than-temporary impairments:
Bonds	$1,764	$2,249	$2,467
Stocks	5	146	890
Mortgage loans	326	336	211
Real estate	35	52	23
Other long-term investments	252	1,005	552
Total	$2,382	$3,788	$4,143

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Proceeds from sales of long-term bond investments during 2010, 2009 and 2008 were $19,587 million, $5,639 million and $5,099 million, respectively. Gross gains of $1,416 million, $658 million and $216 million and gross losses, excluding impairments considered to be other-than-temporary, of $71 million, $322 million and $571 million were realized during 2010, 2009 and 2008, respectively.

The Company has no contractual commitments to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings.

Wash Sales: The Company does not engage in the practice of wash sales. There were no NAIC 3-6 securities sold and reacquired within 30 days of the sale date during the years ended December 31, 2010 and 2009.

B-110	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the carrying value of investments for the years ended December 31 were as follows (in millions):

	2010	2009	2008
Bonds	$(428)	$86	$(483)
Stocks	344	(16)	(633)
Mortgage loans	11	66	(172)
Derivatives	134	(463)	766
Other long-term investments	1,300	1,241	(2,240)
Cash, cash equivalents and short-term investments	—	(4)	5
Total	$1,361	$910	$(2,757)

Note 10—securitizations

When TIAA sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities (“SPEs”) that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs during 2010 or 2009. Teachers Advisors, Inc. (“Advisors”), an indirect subsidiary of TIAA, provides investment advisory services for most assets securitized by the Company.

The following sensitivity analysis represents changes in the fair value of the securitized assets. The following table as of December 31, 2010 summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2000 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2000	Bonds	$73	$75	(a)	$(1)	$(1)
2001	Bonds	107	120	(b)	(2)	(4)
2002	Bonds	2	2	(c)	—	—
2007	Mortgages	14	11	(d)	(1)	(2)
	Total	$196	$208		$(4)	$(7)

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2010 was as follows:

a)	The retained interests securitized in 2000 are valued utilizing a discounted cash flow methodology. Discount rates utilized in the valuations ranged from 5.70% to 10.00%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

b)	The retained interests securitized in 2001 were valued using an independent third-party pricing service. The third-party pricing levels imply yield rates ranging from 2.29% to 27.88%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

c)	The retained interests securitized in 2002 were valued based upon a broker valuation mark. The valuation level implied a yield rates ranging from 44.69% to 112.98% based upon an internal cash flow projection. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

d)	The retained interests securitized in 2007 were valued using an independent third-party pricing service. The third-party pricing levels implied yields for the securities ranged from 20.68% to 32.57%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the risks inherent to these financial interests. Additionally, changes in particular assumptions, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 11—disclosures about fair value of financial instruments

Fair Value of Financial Instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party -pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-111

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The following table represents the carrying value and estimated fair value of the Company’s financial instruments (in millions).

	December 31, 2010		December 31, 2009
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Assets:
Bonds	$161,873	$168,431	$152,406	$149,120
Mortgage loans	13,666	14,456	18,135	17,469
Preferred stocks	78	84	133	126
Common stocks	3,610	4,045	3,137	3,173
Cash, cash equivalents and short-term investments	1,365	1,365	528	528
Contract loans	1,247	1,247	930	930
Separate accounts assets	12,909	12,909	9,338	9,338
Derivative financial instruments	126	199	97	196
Liabilities:
Liability for deposit-type contracts	646	646	574	574
Derivative financial instruments	494	506	616	613
Separate accounts liabilities	11,850	11,850	8,426	8,426
Borrowed money	960	958	939	937

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2010 and 2009. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Assets and Liabilities Measured and Reported at Fair Value

The Company’s financial assets and liabilities measured and reported at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•	Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.
•	Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly. Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data using correlation or other means.

•

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value as of December 31, 2010 (in millions):

	December 31, 2010
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$—	$514	$514
Total Bonds	$—	$—	$514	$514
Common Stock
Industrial and Miscellaneous	$818	$8	$256	$1,082
Total Common Stocks	$818	$8	$256	$1,082
Total Preferred Stocks	$—	$3	$9	$12
Derivatives:
Foreign Exchange Contracts	$—	$87	$—	$87
Interest Rate Contracts	—	19	—	19
Credit Default Swaps	—	7	—	7
Total Derivatives	$—	$113	$—	$113
Separate Accounts assets, net	$2,431	$2,447	$8,031	$12,909
Total assets at fair value	$3,249	$2,571	$8,810	$14,630

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$(227)	$—	$(227)
Credit Default Swaps	—	(58)	—	(58)
Total liabilities at fair value	$—	$(285)	$—	$(285)

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange listed equities.

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Level 2 financial instruments

Common stocks and preferred stocks included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper. Preferred stocks in Level 2 are those carried on a lower of cost or market basis using daily trade prices based on prices for similar securities observable in the market. Bonds carried in Level 2 are composed of corporate bonds and asset-backed securities.

Fair values and changes in the fair value of separate account assets generally accrue directly to the policyholders, except for the accumulation units purchased by TIAA and further described in Note 21 and thus there is no net impact to the Company’s revenues and expenses or surplus.

Level 3 financial instruments

Bonds classified as Level 3 include asset-backed securities that were manually priced.

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because most bonds and preferred stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using a matrix pricing model. This model estimates fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent net asset value of the partnership.

The following table shows transfers between Levels 1 and 2 assets measured and reported at fair value at December 31, 2010 (in millions):

Description	Transfers in		Transfers out
Level 1
Common Stock	$51	(a)
Level 2
Common Stock			$(51	)(a)

(a)	The Company’s policy is to recognize transfers between levels at the end of the reporting period. The Company transferred these holdings from Level 2 to Level 1 due to the availability of quoted prices for identical assets in active markets as of December 31, 2010.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using Level 3 inputs at December 31, 2010 (in millions):

Description	Balance at 01/01/10	Transfers in of Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases, Issuances sales and Settlements	12/31/10 Total
Bonds	$49	$489	[d]	$—	$9	$3	$(36)	$514
Common Stocks	25	220	[c]	(14)[b]	6	9	10	256
Preferred Stocks	1	5	[e]	(1)[a]	—	—	4	9
Separate Accounts	7,166	—		—	741	—	124	8,031
Total	$7,241	$714		$(15)	$756	$12	$102	$8,810

a	The Company transferred preferred stocks out of Level 3 to Level 2 due to the availability of market-corroborated inputs and insignificance of unobservable inputs for these securities.
b	The Company transferred common stocks out of Level 3 to Level 1 due to the availability of quoted prices for identical assets in active markets for these securities.
c	The Company transferred $173 million in common stocks from Level 2 into Level 3 because a lack of observable market data is used in the valuation of these securities. The remaining were not previously measured and reported at fair value primarily due to the SVO valuation process.
d	The Company transferred bonds, which were not previously measured and reported at fair value into Level 3 primarily due to the SVO valuation process related to Loan Backed and Structured Securities. A lack of observable market information was used in the valuation of these securities.
e	The Company transferred $2.8 million in preferred stocks from Level 2 into Level 3 because a lack of observable market data is used in the valuation of these securities. The remaining were not previously measured and reported at fair value primarily due to the SVO valuation process.

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The Company’s policy is to recognize transfers into and out of Level 3 at the end of the reporting period.

Characteristics of items being measured for Level 2 and 3 are listed below.

Bonds Level 3:

As of December 31, 2010 the measured and reported fair value of bonds in Level 3 was $514 million representing 146 individual bonds. The bonds are carried at fair value due to being rated NAIC 6 or qualifying to be reported at fair value as a result of the SVO valuation process related to loan-backed and structured securities.

Of the 146 bonds, 142 are loan-backed and structured securities reported at fair value. 92 bonds with a fair value of $445 million are collateralized by commercial mortgage loans, 5 bonds with a fair value of $6 million are collateralized by residential mortgage loans, and 45 bonds with a fair value of $63 million are collateralized by various other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 5.32%.

Common Stocks Levels 2 and 3:

As of December 31, 2010 the reported fair value of common stocks in Level 2 and 3 was $264 million representing 16 individual common stocks. Common stocks are carried at fair value in accordance with SSAP 30.

Of the 16 common stocks, 5 common stocks with a fair value of $8 million were in Level 2 and 11 common stocks with a fair value of $256 million were reported in Level 3. 8 common stocks with a fair value of $73 million have a pricing method where the price per share is determined by the Company and 7 common stocks with a fair value of $191 million have a pricing method where the unit price has been published by the NAIC Valuation of Securities Office.

Preferred Stocks Levels 2 and 3:

As of December 31, 2010 the reported fair value of preferred stocks in Level 2 and 3 was $12 million representing 13 individual preferred stocks. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated RP4-RP6 and P4 to P6 are reported at the lower of book value or fair value.

Of the 13 preferred stocks, 3 preferred stocks with a fair value of $3 million were in Level 2 and 10 preferred stocks with a fair value of $9 million were reported in Level 3. Preferred stocks in Level 2 and 3 are comprised of 5 redeemable preferred stocks with a fair value of $2 million and 8 perpetual preferred stocks with a fair value of $10 million.

Note 12—derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. TIAA does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated A-/A3 or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date. The NAIC has also adopted disclosure requirements included within Accounting Standards Codification 815, “Derivatives and Hedging” (“ASC 815”) and Accounting Standards Codification 460, “Guarantees” (“ASC 460”), for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group.

Collateral: The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each counterpart to a derivative transaction. In addition to the ISDA agreement, Credit Support Annexes (“CSA’s”), which are bilateral collateral agreements, have been put in place with eleven derivative counterparties. The CSA’s allow TIAA’s exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. As of December 31, 2010, TIAA held cash collateral of $86.1 million from its counterparties. TIAA must also post collateral to the extent its net position with a given counterparty is at a loss relative to the counterparty. As of December 31, 2010, the Company pledged cash collateral of $53.7 million and securities collateral of $34.9 million to its counterparties.

Contingent Features: Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating were to fall below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination would require immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on December 31, 2010 is $351.2 million for which the Company has posted collateral of $88.6 million in the normal course of business.

Foreign Currency Swap Contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain as of December 31, 2010, from foreign currency swap contracts that did not qualify for hedge accounting treatment was $123.4 million. The net realized loss for the year ended December 31, 2010, from all foreign currency swap contracts was $3.9 million.

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continued

Foreign Currency Forward Contracts: TIAA enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized as unrealized gains or losses. A foreign exchange premium or (discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. The net unrealized gain for the year ended December 31, 2010, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $4.2 million. The net realized loss for the year ended December 31, 2010 from foreign currency forward contracts was $1.1 million.

Interest Rate Swap Contracts: TIAA enters into interest rate swap contracts as a cash flow hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are designated as fair value hedges in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2010, from interest rate swap contracts that do not qualify for hedge accounting treatment was $4.4 million. The net realized gain for the year ended December 31, 2010, from all interest rate swap contracts was $3.7 million.

Purchased Credit Default Swap Contracts: The Company purchases credit default swaps (“CDS”) as protection against unexpected adverse credit events on selective investments in the TIAA portfolio. When these swap contracts are designated as hedges, the premium payment to the counterparty is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2010, from purchased credit default swap contracts that do not qualify for hedge accounting treatment was $10.6 million. The net realized gain for the year ended December 31, 2010 from all purchased credit default swap contracts was $2.2 million.

Written Credit Default Swaps used in Replication Transactions: A RSAT is a written credit derivative transaction (the derivative component) entered into concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity).

As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, TIAA writes or sells credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded over-the-counter, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps represents the unamortized premium received for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer. The net unrealized gain/loss for the year ended December 31, 2010, from written credit default swap contracts was $0. The net realized gain for the year ended December 31, 2010 from all written credit default swap contracts was $27.9 million.

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the Notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by TIAA may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by TIAA to Counterparty and/or delivery of physical security by Counterparty to TIAA.

2.	Notional amount payment by TIAA to Counterparty net of contractual recovery fee.

3.	Notional amount payment by TIAA to Counterparty net of auction determined recovery fee.

The following table contains information related to replication positions where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Bond Series of indexes (DJ.NA.IG). Each index is comprised of 125 of the most liquid investment grade credits domiciled in North America and represent a broad exposure to the investment grade corporate market. TIAA has written contracts on the overall index, whereby TIAA is obligated to perform should a credit event occur with any reference entity that comprises the index. TIAA has also written contracts on the “Super Senior” (30% to 100%) Tranche of the Dow Jones North American Investment Grade Bond Series # 9 Index (DJ.NA.IG.9), whereby TIAA is obligated to perform should the default rate of the entire index exceed 30%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount. TIAA will record an impairment (realized loss) on a

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions).

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2010 Impairment
DJ Investment Grade Index	less than 1 year	$479	0.40%	$—	$—
DJ Investment Grade Index	1-2 years	169	0.35%	(1)	—
Super SeniorTranche
DJ.NA.IG.9	1-2 years	4,919	0.79%	68	—
Totals		$5,567		$67	$—

The following table contains information related to Replication positions where Credit Default Swaps have been sold by the Company on individual debt obligations of corporations and sovereign nations. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the Notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions).

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2010 Impairment
Corporate	2-5 years	$785	0.89%	$12	$—
Sovereign	2–5 years	152	1.48%	1	—
Total		$937		$13	$—

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. The values are listed in order of their NAIC Credit Designation, with a designation of 1 having the highest credit quality and designations of 4 or below having the lowest credit quality based on the underlying asset referenced by the credit default swap (in millions):

	Reference Entity Asset Class	RSAT Notional Amount	Derivative Component Fair Value	Cash Component Fair Value	RSAT Fair Value
RSAT NAIC Designation
1 Highest Quality	Index	$—	$—	$—	$—
	Tranche	4,919	68	5,585	5,653
	Corporate	685	14	718	732
	Sovereign	60	1	55	56
	Subtotal	5,664	83	6,358	6,441
2 High Quality	Index	648	(1)	645	644
	Tranche	—	—	—	—
	Corporate	90	1	98	99
	Sovereign	37	—	34	34
	Subtotal	775	—	777	777
3 Medium Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	—	—	—	—
	Sovereign	55	—	51	51
	Subtotal	55	—	51	51
4 Low Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	10	(3)	12	9
	Sovereign	—	—	—	—
	Subtotal	10	(3)	12	9
Total		$6,504	$80	$7,198	$7,278

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continued

A summary of derivative asset and liability positions by carrying value, held by the Company, including notional amounts, carrying values and estimated fair values, appears below (in millions):

		December 31, 2010			December 31, 2009
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign Currency Swap Contracts	Assets	$1,136	$87	$88	$632	$58	$59
	Liabilities	1,578	(406)	(444)	2,247	(492)	(534)
	Subtotal	2,714	(319)	(356)	2,879	(434)	(475)
Foreign Currency Forward Contracts	Assets	96	2	2	38	1	1
	Liabilities	26	—	—	22	(2)	(2)
	Subtotal	122	2	2	60	(1)	(1)
Interest Rate Swap Contracts	Assets	411	19	19	444	17	17
	Liabilities	—	—	—	185	(3)	(3)
	Subtotal	411	19	19	629	14	14
Credit Default Swap Contracts—RSAT	Assets	5,824	12	83	5,829	15	113
	Liabilities	680	(30)	(3)	1,508	(58)	(13)
	Subtotal	6,504	(18)	80	7,337	(43)	100
Credit Default Swap Contracts	Assets	234	7	7	205	6	6
(Purchased Default Protection)	Liabilities	1,712	(58)	(58)	1,565	(61)	(61)
	Subtotal	1,946	(51)	(51)	1,770	(55)	(55)
Total	Assets	7,701	127	199	7,148	97	196
	Liabilities	3,996	(494)	(505)	5,527	(616)	(613)
	Total	$11,697	$(367)	$(306)	$12,675	$(519)	$(417)

For the twelve months ended December 31, 2010, there were no impairments of derivative positions. During 2010, the average fair value of derivatives used for other than hedging purposes, which are the credit default swaps used in RSATs was $82.9 million in assets.

The table below illustrates the Fair Values of Derivative Instruments in the Statements of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Hedging instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes:

	Fair Value of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	December 31, 2010		December 31, 2009		December 31, 2010		December 31, 2009
Qualifying Hedge Relationships	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV
Foreign Currency Swaps	Other Long-term Investments	$3	Other Long-term Investments	$1	Other Liabilities	$(218)	Other Liabilities	$(220)
Total Qualifying Hedge Relationships		3		1		(218)		(220)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Other Long-term Investments	19	Other Long-term Investments	17	Other Liabilities	—	Other Liabilities	(3)
Foreign Currency Swaps	Other Long-term Investments	85	Other Long-term Investments	58	Other Liabilities	(226)	Other Liabilities	(314)
Foreign Currency Forwards	Other Long-term Investments	2	Other Long-term Investments	1	Other Liabilities	—	Other Liabilities	(2)
Purchased Credit Default Swaps	Other Long-term Investments	7	Other Long-term Investments	6	Other Liabilities	(58)	Other Liabilities	(61)
Total Non-qualifying Hedge Relationships		113		82		(284)		(380)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Other Long-term Investments	83	Other Long-term Investments	113	Other Liabilities	(3)	Other Liabilities	(13)
Equity Contracts	Other Long-term Investments	—	Other Long-term Investments	—	Other Liabilities	—	Other Liabilities	—
Total Derivatives used for other than Hedging Purposes		83		113		(3)		(13)
Total Derivatives		$199		$196		$(505)		$(613)

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The table below illustrates the Effect of Derivative Instruments in the Statement of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions).

	Effect of Derivative Instruments
	December 31, 2010		December 31, 2009
Qualifying Hedge Relationships	Income Statement Location	Realized Gain (Loss)	Income Statement Location	Realized Gain (Loss)
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	$(11)	Net Realized Capital Gain (Loss)	$(12)
Amount of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	(1)
Total Qualifying Hedge Relationships		(11)		(13)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Net Realized Capital Gain (Loss)	4	Net Realized Capital Gain (Loss)	13
Foreign Currency Swaps	Net Realized Capital Gain/(Loss)	7	Net Realized Capital Gain (Loss)	(70)
Foreign Currency Forwards	Net Realized Capital Gain (Loss)	(1)	Net Realized Capital Gain (Loss)	(11)
Purchased Credit Default Swaps	Net Realized Capital Gain (Loss)	2	Net Realized Capital Gain (Loss)	3
Total Non-qualifying Hedge Relationships		12		(65)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Net Realized Capital Gain (Loss)	28	Net Realized Capital Gain (Loss)	(26)
Equity Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Total Derivatives used for other than Hedging Purposes	Net Realized Capital Gain (Loss)	28	Net Realized Capital Gain (Loss)	(26)
Total Derivatives		$29		$(104)

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding non-pension (after-tax) variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA's target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments that are easily converted to cash to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 was registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Separate Account Stable Value is an insulated, non-unitized separate account qualifying under the laws of the State of New York to support a flexible premium group deferred fixed annuity contract that was offered initially to employer sponsored defined pension plans.

B-118	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TIAA Separate Account VA-1	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Separate Account VA-3	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Real Estate Account	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Stable Value	Group Deferred Fixed Annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2010 and 2009 the Company’s separate account statement included legally insulated assets of $12,909 million and $9,338 million, respectively. The assets that are legally insulated from the general account claims, as of December 31, 2010 are attributed to the following products (in millions):

Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
TIAA Separate Account VA-1	$746	$—
TIAA Real Estate Account	10,923	—
TIAA Separate Account VA-3	1,190	—
TIAA Stable Value	50	—
Total	$12,909	$—

As of December 31, 2010, the general account of TIAA had a maximum guaranteed minimum death benefit (“GMDB”) for separate account liabilities of $1.4 million. The amount paid for risk charges by the separate account is not explicit, but rather embedded within the mortality and expense charge.

For the year ended December 31, 2010, the general account of TIAA had paid $0.5 million towards separate account guarantees. The total separate account guarantees paid by the general account for the preceding four years ending at December 31, are as follows (in millions):

2009	$2.1
2008	$3.4
2007	$3.0
2006	$5.3

The General Account provides the Real Estate Separate Account with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If the Real Estate Separate Account can not fund participant requests, the General Account will fund them by purchasing accumulation units in the Real Estate Separate Account. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order. To compensate the general account for the risk taken, the separate account has paid liquidity charges as follows for the past five (5) years (in millions):

2010	$13.1
2009	$12.4
2008	$19.7
2007	$19.4
2006	$3.9

The table below shows amounts that the TIAA general account has paid towards the separate account liquidity guarantees and thus has purchased units in the Real Estate Separate Account for the years ended at December 31 (in millions):

2010	$—
2009	$1,058.7
2008	$155.6
2007	$—
2006	$—

Additional information regarding separate accounts of the Company is as follows (in millions):

	December 31, 2010
	Non-indexed Guarantee less than/equal to 4%	Non-guaranteed Separate Accounts	Total
Premiums and considerations	$25	$2,626	$2,651
Reserves:
For accounts with assets at:
Fair value	$—	$11,704	$11,704
Amortized cost	23	—	23
Total reserves	$23	$11,704	$11,727

By withdrawal characteristics:
At fair value	$—	$11,704	$11,704
Not subject to discretionary withdrawal	23	—	23
Total reserves	$23	$11,704	$11,727

	Non-guaranteed Separate Accounts
	December 31, 2009	December 31, 2008
Premiums and considerations	$1,330	$2,035
Reserves:
For accounts with assets at:
Fair value	$8,287	$12,127
Amortized cost	—	—
Total reserves	$8,287	$12,127

By withdrawal characteristics:
At fair value	$8,287	$12,127
Not subject to discretionary withdrawal	—	—
Total reserves	$8,287	$12,127

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-119

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts (in millions):

	2010	2009	2008
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$3,209	$1,523	$2,217
Transfers from Separate Accounts	(1,079)	(2,810)	(6,443)
Net transfers (from) or to Separate Accounts	2,130	(1,287)	(4,226)

Reconciling Adjustments:
Fund transfer exchange loss	—	(2)	(3)
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$2,130	$(1,289)	(4,229)

Note 14—management agreements

Under Cash Disbursement and Reimbursement Agreements, TIAA serves as the common pay-agent for its operating and investment subsidiaries. The Company has allocated expenses of $1,076 million and $955 million to its various subsidiaries and affiliates for the years ended December 31, 2010 and 2009, respectively. In addition, under management agreements, TIAA provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

The expense allocation process determines the portion of the total investment and operating expenses that is attributable to each legal entity and to each line of business within an entity. Every month the Company allocates incurred expenses to each line of business supported by TIAA and its affiliated companies. As part of this allocation process, every department with personnel and every vendor related expense is allocated to lines of business based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a line of business and legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by two subsidiaries of TIAA. Such services are provided in accordance with an Investment Management Services Agreement, dated as of January 2, 2008, between CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, dated as of January 1, 2009, between CREF and TIAA-CREF Individual and Institutional Services, LLC (“Services”). TIAA also performs administrative services for CREF, on an at-cost basis. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $787 million, $710 million and $1,142 million for the years ended December 31, 2010, 2009 and 2008, respectively, are not included in the statements of operations and had no effect on TIAA’s operations.

Advisors provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Teachers Personal Investors Services, Inc. (“TPIS”) and Services distribute variable annuity contracts for VA-1 and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at-cost by TIAA and Services. TIAA provides investment management and administrative services for REA. Distribution services are provided in accordance with a Distribution Services Agreement between REA and Services. Effective January 1, 2008 the Distribution and Administrative Services Agreement between REA and Services was modified to limit the work performed by Services to distribution activities with TIAA assuming responsibility for all administrative activities. TIAA and Services receive management fee payments from REA on a daily basis according to formulae established each year and adjusted periodically, with the objective of keeping the management fees as close as possible to actual expenses attributable to operating REA. Any differences between actual expenses and daily charges are adjusted quarterly.

The following amounts receivable from or payable to subsidiaries and affiliates are included in the lines Other assets and Other liabilities on the Balance Sheet, as of December 31 (in millions):

	Receivable		Payable
Subsidiary/Affiliate	2010	2009	2010	2009
CREF	$—	$—	$21.8	$40.0
Investment Management	—	1.8	2.5	—
TIAA-CREF Life	15.6	12.4	—	—
Advisors	—	—	4.8	—
Services	—	—	—	0.8
REA	—	2.6	0.7	—
Total	$15.6	$16.8	$29.8	$40.8

Note 15—federal income taxes

By charter, TIAA is a stock life insurance Company that operates on a non-profit basis and through December 31, 1997 was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

The application of SSAP No. 10R requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. The Company has not recorded a valuation allowance as of December 31, 2010.

B-120	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

A. Components of Net Deferred Tax Assets (“DTA”) and Deferred Tax Liabilities (“DTL”), as of December 31, consisted of the following (in millions):

(1)	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1-4) Ordinary	(8) (Col 2-5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$12,332	$2,410	$14,742	$13,493	$2,717	$16,210	$(1,161)	$(307)	$(1,468)
b) Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
c) Adjusted Gross Deferred Tax Assets (1a – 1b)	12,332	2,410	14,742	13,493	2,717	16,210	(1,161)	(307)	(1,468)
d) Deferred Tax Liabilities	294	—	294	234	21	255	60	(21)	39
e) Subtotal (Net Deferred Tax Assets) (1c – 1d )	12,038	2,410	14,448	13,259	2,696	15,955	(1,221)	(286)	(1,507)
f) Deferred Tax Assets Nonadmitted	9,294	1,908	11,202	10,827	2,696	13,523	(1,533)	(788)	(2,321)
g) Net Admitted Deferred Tax Assets (1e – 1f)	$2,744	$502	$3,246	$2,432	$—	$2,432	$312	$502	$814

(2) The Company has admitted DTAs pursuant to paragraph 10.e of SSAP No. 10R.

(3) The Company recorded an increase in admitted DTAs as the result of its election to employ the provisions of paragraph 10.e. as follows (in millions):

		Changes during 2010
	Description	Ordinary	Capital	Total
	Gross deferred tax assets	$(1,161)	$(307)	$(1,468)
	Statutory valuation allowance	—	—	—
	Adjusted gross deferred tax assets	(1,161)	(307)	(1,468)
	Gross deferred tax liabilities	60	(21)	39
	Net deferred tax asset before admissibility test	$(1,221)	$(286)	$(1,507)

10.a	Federal Income Taxes recoverable through loss carryback	$—	$—	$—
10.b.i	Adj. Gross DTA expected to be realized in one year	126	498	624
10.b.ii	10% adj. statutory capital and surplus limit	45	498	543
	Admitted pursuant to par. 10.b. (lesser of i. or ii.)	45	498	543
10.c	Admitted pursuant to par. 10.c.	60	(21)	39
10.e.i	Additional admitted pursuant to par. 10.e.i.	—	—	—
10.e.ii.a	Adj. Gross DTA expected to be realized in three years	214	49	263
10.e.ii.b	15% adj. statutory capital and surplus limit	267	4	271
	Additional admitted pursuant to par. 10.e.ii. (lesser of a. or b.)	267	4	271
10.e.iii	Additional admitted pursuant to par. 10.e.iii.	—	—	—
	Admitted deferred tax asset	372	481	853
	Deferred tax liability	60	(21)	39
	Change in net admitted DTA or DTL	$312	$502	$814

	Change in non-admitted DTA	$(1,533)	$(788)	$(2,321)

(4)	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1-4) Ordinary	(8) (Col 2-5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
a) SSAP No. 10R, Paragraph 10.a.	$—	$—	$—	$—	$—	$—	$—	$—	$—
b) SSAP No. 10R, Paragraph 10.b. (the lesser of paragraph 10.b.i. and 10.b.ii. below	1,666	498	2,164	1,621	—	1,621	45	498	543
c) SSAP No. 10R Paragraph 10.b.i.	1,760	498	2,258	1,634	—	1,634	126	498	624
d) SSAP No. 10R Paragraph 10.b.ii.	1,666	498	2,164	1,621	—	1,621	45	498	543
e) SSAP No. 10R Paragraph 10.c.	294	—	294	234	21	255	60	(21)	39
f) Total (4a+4b+4e)	$1,960	$498	$2,458	$1,855	$21	$1,876	$105	$477	$582
Deferred Tax Liabilities	(294)	—	(294)	(234)	(21)	(255)	(60)	21	(39)
Net admitted Deferred Tax Asset/(Liability) under Paragraph 10.a-c	$1,666	$498	$2,164	$1,621	$—	$1,621	$45	$498	$543

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-121

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

(4)	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1-4) Ordinary	(8) (Col 2-5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 10R, Paragraph 10.e.:
g) SSAP No. 10R Paragraph 10.e.i.	$—	$—	$—	$—	$—	$—	$—	$—	$—
h) SSAP No. 10R, Paragraph 10.e.ii. (the lesser of paragraph 10.e.ii.a. and 10.e.ii.b. below	1,078	4	1,082	811	—	811	267	4	271
i) SSAP No. 10R Paragraph 10.e.ii.a.	1,903	49	1,952	1,689	—	1,689	214	49	263
j) SSAP No. 10R Paragraph 10.e.ii.b.	1,078	4	1,082	811	—	811	267	4	271
k) SSAP No. 10R Paragraph 10.e.iii.	—	—	—	—	—	—	—	—	—
I) Total (4g+4h+4k)	$1,078	$4	$1,082	$811	$—	$811	$267	$4	$271
Deferred Tax Liabilities	—	—	—	—	—	—	—	—	—
Net admitted Deferred Tax Asset/(Liability) under Paragraph 10.a-c	$1,078	$4	$1,082	$811	$—	$811	$267	$4	$271

Used in SSAP No. 10R, Paragraph 10.d.:
m) Total Adjusted Capital	xxx	xxx	$26,944	xxx	xxx	$24,305	xxx	xxx	$2,639
n) Authorized Control Level	xxx	xxx	$2,478	xxx	xxx	$2,257	xxx	xxx	$221

(5)	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1-4) Ordinary	(8) (Col 2-5) Capital	(9) (Col 7+8) Total
SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
a) Admitted Deferred Tax Assets	$1,666	$498	$2,164	$1,621	$—	$1,621	$45	$498	$543
b) Admitted Assets	xxx	xxx	213,462	xxx	xxx	200,917	xxx	xxx	12,545
c) Adjusted Statutory Surplus	xxx	xxx	24,074	xxx	xxx	22,033	xxx	xxx	2,041
d) Total Adjusted Capital from DTA’s	xxx	xxx	$2,164	xxx	xxx	$1,621	xxx	xxx	$543
Increases due to SSAP No. 10R, Paragraphs 10.e.:
e) Admitted Deferred Tax Assets	$1,078	$4	$1,082	$811	$—	$811	$267	$4	$271
f) Admitted Assets	xxx	xxx	$1,082	Xxx	xxx	$811	xxx	xxx	$271
g) Adjusted Statutory Surplus	xxx	xxx	$1,082	xxx	xxx	$811	xxx	xxx	$271

*	As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No.10R, Paragraph 10bii.

	12/31/2010
	(1) Ordinary Percentage		(2) Capital Percentage		(3) (Col. 1 + 2) Total Percentage
Impact of Tax Planning Strategies (in millions)	Value	%	Value	%	Value	%
(a) Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	$402	2.7%	$547	3.7%	$949	6.4%
(b) Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	$—	0.0%	$502	15.5%	$502	15.5%

B. Temporary differences for which a DTL has not been established:

Not Applicable

B-122	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

C. Current income taxes incurred consist of the following major components (in millions):

		(1) 12/31/2010	(2) 12/31/2009	(3) (Col.1-2) Change
1.	Current Income Tax:
(a)	Federal income taxes expense	$(28)	$(58)	$30
(b)	Foreign taxes	—	—	—
(c)	Subtotal	$(28)	$(58)	$30

(d)	Federal income taxes on net capital gains	137	—	137
(e)	Utilization of capital loss carry-forwards	(137)	—	(137)
(f)	Other	—	—	—
(g)	Federal and foreign income taxes incurred	(28)	(58)	30
2.	Deferred Tax Assets:
(a)	Ordinary
	Policyholder reserves	$380	$598	(218)
	Investments	70	69	1
	Deferred acquisition costs	28	29	(1)
	Policyholder dividends accrual	586	598	(12)
	Fixed assets	75	86	(11)
	Compensation and benefits accrual	217	168	49
	Intangible Assets—Business in Force and Software	8,005	8,426	(421)
	Net operating loss carry-forward	2,296	2,905	(609)
	Other (including items < 5% of total ordinary tax assets	675	614	61
	(99)Subtotal	$12,332	$13,493	$(1,161)
(b)	Statutory valuation allowance adjustment	—	—	—
(c)	Nonadmitted	9,294	10,806	(1,512)
(d)	Admitted ordinary deferred tax assets (2a99-2b-2c)	3,038	2,687	351
(e)	Capital
	Investments	$1,793	$1,946	$(153)
	Net capital loss carry-forward	481	649	(168)
	Real estate	136	122	14
	Other (including items < 5% of total capital tax assets	—	—	—
	(99)Subtotal	$2,410	$2,717	$(307)
(f)	Statutory valuation allowance adjustment	$—	$—	$—
(g)	Nonadmitted	$1,908	$2,717	$(809)
(h)	Admitted capital deferred tax assets(2e99-2f-2g)	$502	$—	$502
(i)	Admitted deferred tax assets(2d+2h)	$3,540	$2,687	$853
3.	Deferred Tax Liabilities:
(a)	Ordinary
	Investments	$293	$233	$60
	Other (including items < 5% of total ordinary tax liabilities	1	1	—
	(99)Subtotal	$294	$234	$60
(b)	Capital
	Investments	$—	$21	$(21)
	(99)Subtotal	$—	$21	$(21)
(c)	Deferred tax liabilities (3a+3b)	$294	$255	$39

4.	Net Deferred Tax:
	Assets/Liabilities (2i—3c)	$3,246	$2,432	$814

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-123

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

D. Reconciliation of Federal income Tax Rate to Actual Effective Rate

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows (in millions):

Description	Amount	Tax Effect	Effective Tax Rate
Income Before Taxes	$1,977	$692	35.00%
Amortization of interest maintenance reserve	(76)	(27)	(1.37)%
Prepaid Expenses and Sundry Receivables (Opening Balance Adjustment)	438	154	7.79%
Prior year true-ups including Nonadmitted Partnership Tax Basis Adjustment	881	308	15.58%
Other	(23)	(7)	(0.36)%
Total	$3,197	$1,120	56.64%

Federal income tax incurred benefit		$(28)	(1.42)%
Adjustment to Surplus Related to Prior Year		45	2.28%
Change in net deferred income tax charge		1,507	76.23%
Tax effect of unrealized capital gain		(404)	(20.45)%
Total statutory income taxes		$1,120	56.64%

E. At December 31, 2010, the Company had net operating loss carry forwards expiring through the year 2023 of (in millions):

Year Incurred	Operating Loss	Year of Expiration
1998	$2,683	2013
1999	1,027	2014
2001	186	2016
2002	779	2017
2003	467	2018
2004	356	2019
2008	1,061	2023
Total	$6,559

At December 31, 2010, the Company had capital loss carry forwards expiring through the year 2014 of (in millions):

Year Incurred	Capital Loss	Year of Expiration
2009	$1,374	2014
Total	$1,374

At December 31, 2010, the Company had foreign tax credit carry forwards as follows (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2006	$2	2016
2007	2	2017
2008	2	2018
2009	2	2019
2010	3	2020
Total	$11

At December 31, 2010, the Company had general business credit carry forward as follows (in millions):

Year Incurred	General Business Credit	Year of Expiration
2002	$1	2022
2003	2	2023
2004	2	2024
2005	2	2025
2006	5	2026
2007	7	2027
2008	5	2028
2009	2	2029
2010	3	2030
Total	$29

TIAA did not incur federal income taxes in 2010 or preceding years that would be available for recoupment in the event of future net losses.

TIAA does not have any protective tax deposits on deposits with the Internal Revenue Service under IRC Sec. 6603.

Beginning with 1998, TIAA has filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Amounts (receivable from) due to TIAA’s subsidiaries for federal income taxes were $(19) million and $70 million at December 31, 2010 and 2009, respectively. The consolidating companies, as of December 31, 2010, which file a consolidated federal income tax return with TIAA are as follows:

1) TIAA-CREF Life Insurance Company

2) TIAA-CREF Enterprises, Inc.

3) Dan Properties, Inc.

4) JV Georgia One, Inc.

5) JWL Properties, Inc.

6) Covariance Capital Management, Inc.

7) ND Properties, Inc.

8) Savannah Teachers Properties, Inc.

9) TCT Holdings, Inc.

10) Teachers Advisors, Inc.

11) Oleum Holding Company, Inc.

12) Teachers Personal Investors Service, Inc.

13) T-Investment Properties Corp.

14) T-Land Corp.

15) WRC Properties, Inc.

16) TIAA-CREF Tuition Financing, Inc.

17) TIAA-CREF Trust Company, FSB

18) 730 Texas Forest Holdings, Inc.

19) TIAA Global Markets, Inc.

20) T-C Sports Co., Inc.

21) TIAA Board of Overseers

22) TIAA Realty, Inc.

B-124	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

23) TIAA Park Evanston, Inc.

25) Port Northwest IV Corporation

25) Westchester Group Investment Management, Inc.

26) Westchester Group Investment Management Holding Company, Inc.

The IRS started its examination for TIAA on April 2, 2009 for the tax years 2005 and 2006. The examination is scheduled to be completed in May of 2011. The statute of limitations for the 2007, 2008, and 2009 federal income tax returns are open until September 2011, September 2012, and September 2013 respectively.

For the years 2003 and 2004 Federal income tax returns for the consolidated companies have been audited by the IRS. In November 2008, the IRS completed its audit and presented the group with a Revenue Agents Report that had no un-agreed adjustments.

FASB ASC 740 and Accounting Standards Update No. 2009-06 established a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FASB ASC 740 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date. Management has evaluated the Company’s tax position under the principles of FASB ASC 740, and not recorded any uncertain tax benefits as of December 31, 2010 or 2009.

Note 16—pension plan and post-retirement benefits

TIAA maintains a qualified, non-contributory defined contribution pension plan covering substantially all employees. All qualified employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $36 million, $44 million and $40 million for the years ended December 31, 2010, 2009 and 2008, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. As of December 31, 2010, the measurement date, the status of this plan for retirees and eligible active employees is summarized below (in millions):

	Post-retirement Benefits
	12/31/2010	12/31/2009	12/31/2008
Reconciliation of change in benefit obligation:
Benefit obligation at beginning of year	$116	$113	$99
Eligibility cost	5	5	4
Interest cost	6	7	6
Actuarial gains	10	1	9
Benefits paid	(7)	(7)	(5)
Plan amendments	—	(3)	—
Benefit obligation at end of year	$130	$116	$113
Reconciliation of funded status:
Benefit obligation at end of year
Current retirees	$99	$93	$86
Actives currently eligible to retire	31	23	27
Total obligation	130	116	113
Fair value of assets	—	—	—
Funded status	$(130)	$(116)	$(113)
Unrecognized net transition obligation	—	—	3
Unrecognized net (gain) losses	20	11	9
Unrecognized prior service cost	(1)	(1)	—
Accrued post-retirement benefit cost	$(111)	$(106)	$(101)

The net periodic post-retirement (benefit) cost for the years ended December 31 includes the following components (in millions):

	Post-retirement Benefits
	2010	2009	2008
Components of net periodic benefit cost:
Eligibility cost	$5	$5	$4
Interest cost	6	7	6
Amortization of net transition obligation and net (gain) or loss	—	1	1
Net periodic benefit cost	$11	$13	$11

The cost of post-retirement benefits includes a reduction arising from the Medicare Prescription Drug Act of 2003 (“The Act”) subsidy of $2 million for both 2010 and 2009.

The post-retirement benefit obligation for non-vested employees was approximately $33 million at December 31, 2010 and approximately $28 million at December 31, 2009.

The Company made changes (plan amendments) to its post-retirement life and health benefits during 2009. The changes included a provision that eliminates post-retirement life insurance coverage for employees who retire on or after January 1, 2010. This change is detailed in the plan amendment component in the reconciliation of the change in benefit obligation shown above.

In addition, the Company changed the post-retirement medical and dental provisions such that employees qualifying for these programs on or after January 1, 2015 will have coverage under the programs, but without any Company subsidy. These changes resulted in the reduction in the post-retirement benefit obligation for non-vested employees described above.

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The Company’s proportionate share of the net pension cost of post-retirement benefits related to the pension

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-125

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

plan was approximately $5 million, $6 million and $5 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The assumptions used by the Company to calculate the benefit cost and obligations in the year are as follows:

	Post-retirement Benefits
	2010	2009	2008
Weighted-average assumption:
Assumptions used to determine benefit obligations
Discount rate	5.25%	5.75%	5.75%
Rate of compensation increase	0.00%	0.00%	4.00%
Assumptions used to determine net periodic benefit cost
Discount rate	5.75%	5.75%	6.25%
Rate of compensation increase	0.00%	4.00%	4.00%
Assumed health care cost trend rates:
Rates of Increase in Health Benefit Cost Pre-65 Healthcare Costs
Immediate Rate	8.50%	9.00%	9.50%
Ultimate Rate	6.00%	5.00%	5.00%
Year Ultimate Rate Reached	2018	2016	2014
Post-65 Healthcare Costs
Immediate Rate	8.00%	8.50%	9.00%
Ultimate Rate	5.25%	5.00%	5.00%
Year Ultimate Rate Reached	2018	2015	2013
Dental cost trend rate	5.25%	5.25%	5.25%

The assumed medical cost trend rates have a significant effect on the amounts reported. A one-percentage point increase or decrease in assumed medical cost trend rates would have the following effects (in millions):

	Post-retirement Benefits
	2010	2009	2008
Effect of a 1% increase in benefit costs:
Change in post-retirement benefit obligation	$14	$12	$12
Change in eligibility cost and interest cost	$1	$1	$1
Effect of a 1% decrease in benefit costs:
Change in post-retirement benefit obligation	$(12)	$(10)	$(10)
Change in eligibility cost and interest cost	$(1)	$(1)	$(1)

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, are expected to be paid (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2011	$8
2012	$8
2013	$8
2014	$9
2015	$9
Total for 2016–2020	$56

Medicare Part D Subsidy Receipts
2011	$—
2012	$—
2013	$1
2014	$1
2015	$1
Total for 2016–2020	$5

The Company also maintains a non-qualified deferred compensation plan for non-employee Trustees and members of the TIAA Board of Overseers. The Company also maintains two non-qualified deferred compensation plans for non-employee Trustees and members of the TIAA Board of Overseers. The first plan provides for annual awards of $100,000 for each Trustee and $51,000 for each Overseer, which are subject to mandatory deferral into company-owned annuity contracts. The second plan enables Trustees and Overseers to voluntarily defer up to 100% of their cash retainers and committee fees. Payout of accumulations is normally made following the Trustees’ or member’s separation from the Board, either in a lump sum or in annual installments, depending on individual elections.

The Company previously provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees.

The SERP provided an annual retirement benefit payable at normal retirement calculated as 3.0% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years. This amount is reduced by the benefit arising from the basic TIAA defined contribution annuity contracts.

The accumulated benefit obligation totaled $44 million and $47 million as of December 31, 2010 and 2009, respectively. The Company had an accrued pension cost of $45 million and $46 million and had no additional minimum liability accrued as of December 31, 2010 and 2009, respectively. The Company did not have any projected benefit obligation for non-vested employees for 2010 or 2009.

The SERP obligations were determined based upon a discount rate of 4.77% and a rate of compensation increase is not applicable as of December 31, 2010 or 2009. In accordance with NAIC SSAP No. 89, Accounting For Pensions, A Replacement of SSAP No. 88, only vested obligations are reflected in the funded status.

The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable.

Future benefits expected to be paid for the time periods specified on the SERP are as follows (in millions):

1/1/2011 to 12/31/2011	$4
1/1/2012 to 12/31/2012	$4
1/1/2013 to 12/31/2013	$4
1/1/2014 to 12/31/2014	$4
1/1/2015 to 12/31/2015	$4
1/1/2016 to 12/31/2020	$17

Note 17—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

B-126	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

For annuities and supplementary contracts, policy and contract reserves are calculated using CARVM in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products. For most annuities which do not contain variable guarantees, the reserves are calculated as the present value of guaranteed benefits using the guaranteed interest and mortality table or a more conservative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. Variable annuity reserves are calculated using Actuarial Guideline 43 which incorporates a deterministic floor plus a stochastic component for products which contain guaranteed benefits.

For retained assets, an accumulation account issued from the proceeds of annuities and life insurance policies, reserves held are equal to the total current account balances of all account holders.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3.0%. Approximately 80% of annuity and supplementary contract reserves are based on the 1983 Table set back at least 9 years or the Annuity 2000 table set back at least 9 years.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds for the years ended December 31 are as follows (in millions):

	2010		2009
	Amount	Percent	Amount	Percent
Subject to Discretionary Withdrawal
At fair value	$11,704	6.5%	$8,287	4.8%
At book value without adjustment	38,128	21.1%	35,680	20.8%
Not subject to discretionary withdrawal	130,706	72.4%	127,812	74.4%
Total (gross)	180,538	100.0%	171,779	100.0%

Reinsurance ceded	—		—
Total (net)	$180,538		$171,779

Annuity reserves and deposit-type contact funds for the years ended December 31 are as follows (in millions):

	2010	2009
General Account:
Total annuities (excluding supplementary contracts with life contingencies)	$165,561	$160,455
Supplementary contracts with life contingencies	2,604	2,463
Deposit-type contract funds	646	574
Subtotal	168,811	163,492

Separate Accounts:
Annuities	11,645	8,223
Supplementary contracts with life contingencies	79	61
Deposit-type contract funds	3	3
Subtotal	11,727	8,287
Total	$180,538	$171,779

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

Reserves for the vast majority of permanent insurance policies, term insurance policies, and regular insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.00%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.00% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of approximately $0.1 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2010, and $0.1 million at December 31, 2009. As of December 31, 2010 and December 31, 2009, TIAA had $1.0 billion and $1.1 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $12.5 million and $13.5 million at December 31, 2010 and December 31, 2009, respectively.

For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 18—reinsurance

In 2005 the Company entered into reinsurance agreements with RGA Reinsurance Company. Two of the agreements were recaptured during 2007 and the remaining agreement was recaptured as of January 1, 2011. The statutory coinsurance reserve on the agreement at December 31, 2010 is approximately $17 million.

At December 31, disclosures related to these assumed coinsurance agreements were (in millions):

	2010	2009	2008
Aggregated assumed premiums	$12	$21	$22
Reinsurance payable on paid and unpaid losses	$—	$—	$—
Modified coinsurance reserves	$202	$192	$183
(Decrease) Increase in policy and contract reserves	$(4)	$(5)	$(4)

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-127

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

In 2004, TIAA and its subsidiary, TIAA-CREF Life, entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement. After appropriate filings in each jurisdiction, MetLife offered the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2010 and 2009, there were premiums in force of $16 million and $21 million, respectively.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers and there are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of reinsurance.

The major lines in the accompanying financial statements that were reduced by ceded reinsurance agreements at December 31 are as follows (in millions):

	2010	2009	2008
Insurance and annuity premiums	$16	$21	$23
Policy and contract benefits	$62	$70	$81
Increase in policy and contract reserves	$81	$95	$50
Reserves for life and health insurance	$510	$591	$686

Note 19—commercial paper program

TIAA began issuing commercial paper in May 1999. The Company had maintained a committed and unsecured 5-year revolving credit facility of $1 billion with a group of banks to support the commercial paper program. The commercial paper program and credit facility were both terminated effective March 5, 2010.

Note 20—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below for the year ended December 31 are as follows (in millions):

	2010	2009
Net unrealized capital gains (losses)	$1,361	$910
Asset valuation reserve	$(1,418)	$(273)
Net deferred federal income tax	$(1,507)	$(218)
Change in non-admitted assets	$2,418	$(21)
Net change in reserve valuation	$—	$2,260
Net change in separate account surplus	$121	$(301)
Issuance of surplus notes	$—	$2,000
Changes in accounting principles	$—	$1,030
Change in dividend accrual methodology	$—	$155

Capital: TIAA has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of TIAA. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On December 16, 2009, the Company issued Surplus Notes (“Notes”) in an aggregate principal amount of $2 billion. The Notes bear interest at an annual rate of 6.850%, and have a maturity date of December 16, 2039. Proceeds from the issuance of the Notes were $1,997 million, net of issuance discount. The Notes were issued in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, and the Notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company. Interest on these Notes is scheduled to be paid semiannually on June 16 and December 16 of each year through the maturity date. During 2010 interest of $137 million was paid.

No subsidiary or affiliate of the Company is an obligor or guarantor of the Notes, which are solely obligations of the Company.

The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the Notes are not part of the legal liabilities of the Company. The Notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the Notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the Notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus 40 basis points, plus in each case, accrued and unpaid interest payments on the Notes to be redeemed to the redemption date.

At December 31, 2010 and 2009, no affiliates of the Company held any portion of the Notes.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). TIAA has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 21—contingencies and guarantees

Subsidiary and Affiliate Guarantees:

TGM, a wholly-owned subsidiary of TIAA, was formed for the purpose of issuing notes and other debt instruments and investing the proceeds in compliance with the investment guidelines approved by the Board of Directors of TGM. TGM is authorized to issue up to $5 billion in debt and TIAA’s Board of Trustees authorized TIAA to guarantee up to $5 billion of TGM’s debt.

B-128	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

TGM had $2,530 million at December 31, 2010 and $3,280 million at December 31, 2009 of outstanding debt and accrued interest. On July 12, 2010, The Company increased the size of the uncommitted and unsecured 364-day revolving line of credit to TGM from $750 million to $1 billion. There was no outstanding principal or accrued interest on the line of credit as of December 31, 2010 or 2009. There were no draw downs or repayments on the line during 2010 or 2009. Subsequent to year end, TGM borrowed $610 million against the line of credit of which $105 million was repaid in 2011.

The carrying value of TGM was $(182) million and $(267) million at December 31, 2010 and December 31, 2009, respectively. Pursuant to TIAA’s guarantee of TGM, TIAA reported the negative equity of TGM as an unrealized loss.

The Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. This agreement was not utilized during 2010.

The Company also provides a $100 million unsecured 364-day revolving line of credit to TIAA-CREF Life. As of December 31, 2010, $30 million of this facility was maintained on a committed basis for which the Company received a commitment fee of 15 basis points on the undrawn committed amount. During 2010, there were 18 draw downs totaling $34 million that were repaid by December 31, 2010. During 2009, there were 7 draw downs totaling $15 million that were repaid by December 31, 2009. As of December 31, 2010 and 2009, outstanding principal plus accrued interest on this line of credit was $0.

The Company provides a $1 billion uncommitted line of credit to certain accounts of CREF and certain TIAA-CREF Mutual Funds (the “Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1 billion committed credit facility maintained with a group of banks. As of December 31, 2010 and 2009, neither CREF nor the Funds had utilized this line of credit.

The Company provides a $100 million committed and unsecured 364-day revolving line of credit to TCAM, a real estate fund managed by Advisors, in which TIAA has a minority indirect equity ownership interest. During 2010, there were 4 draw downs totaling $152 million. During 2009, there were 2 draw downs totaling $5 million which were repaid by December 31, 2009. Outstanding principal and accrued interest under this line of credit totaled $30 million and $0 as of December 31, 2010 and 2009, respectively.

On October 1, 2010, the Company has provided to the Office of Thrift Supervision a written commitment to maintain TIAA-CREF Trust Company as a “Well Capitalized” institution for Prompt Corrective Action purposes for at least three years.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order.

As a result of net participant transfers from REA, on December 24, 2008, the TIAA general account purchased $155.6 million of accumulation units (measured based on the cost of such units) issued by REA. During 2009, the TIAA general account purchased additional $1,059 million of accumulation units in a number of separate transactions. TIAA made no additional purchases in 2010. Overall TIAA has purchased $1,214 million of accumulation units and the fair value of such units was $1,034 million as of December 31, 2010. Accumulation units owned by TIAA are included as separate account assets and valued in the same manner as units owned by individual REA participants on a fair value basis and will fluctuate in value.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2010, the future minimum lease payments are estimated as follows (in millions):

Year	2011	2012	2013	2014	2015	Thereafter	Total
Amount	$33	$32	$29	$22	$19	$50	$185

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2010, 2009 and 2008 was approximately $32 million, $35 million and $36 million, respectively.

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-129

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Other Contingencies and Guarantees:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of TIAA or its subsidiaries. It is TIAA management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

Note 22—borrowed money

Effective March 2009, TIAA was authorized to execute investment transactions under the Term Asset-Backed Securities Loan Facility (“TALF”) program. Under the TALF program, the Federal Reserve Bank of New York (“FRBNY”) would lend up to $200 billion on a non-recourse basis to holders of certain AAA-rated Asset Backed Securities (“ABS”) backed by newly and recently originated consumer and small business loans. The

FRBNY will lend an amount equal to the market value of the ABS less a haircut and will be secured at all times by the ABS. Loan proceeds will be disbursed to the borrower, contingent on receipt by the FRBNY custodian bank of the eligible collateral.

As of December 31, 2010, TIAA held $1,055 million of eligible asset-backed securities under the TALF program which have been pledged as collateral to support a loan outstanding payable in the amount of $960 million.

Note 23—subsequent events

In March 2011, the Company commenced a repurchase program to sell and repurchase securities for the purpose of funding general corporate obligations. During periods of excess liquidity levels, proceeds will be invested in short-term instruments.

The Company has considered the impact of the natural disaster which occurred in Japan on March 11, 2011. Currently, management has determined that, based on information presently available related to the Company’s investment portfolio and in consideration of the Company’s related exposures, any impact has not been material relative to the financial position of the Company through the date that these financial statements were available to be issued. Management will continue to evaluate and consider the potential impact to the Company.

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 12, 2011, the date the financial statements were issued.

Note 24—securities with a recognized other-than-temporary impairments

The following table represents loan-backed and structured securities with a recognized other-than-temporary impairment and currently held at December 31, 2010, where the present value of cash flows expected to be collected is less than the amortized cost (in whole dollars).

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
00253CHY6	$3,100,607	$1,882,904		$(1,217,703)	$1,882,904	$1,186,653	Q4 2010
00253CHZ3	1,276,822	1,024,886		(251,936)	1,024,886	899,530	Q4 2010
02660TFM0	9,072,871	8,993,573		(79,299)	8,993,573	5,104,550	Q4 2010
03762AAG4	2,101,951	2,013,090		(88,862)	2,013,090	1,179,900	Q4 2010
03762GAC0	1,545,356	1,197,715		(347,641)	1,197,715	1,017,450	Q4 2010
03762GAE6	209,324	157,847		(51,477)	157,847	289,710	Q4 2010
05947UMM7	1,960,454	36,450		(1,924,005)	36,450	149,096	Q4 2010
05947UMN5	240,004	—	*	(240,004)	—	58,764	Q4 2010
059497AE7	683,458	—	*	(683,458)	—	892,320	Q4 2010
05950VAP5	13,448,285	10,560,944		(2,887,341)	10,560,944	6,026,132	Q4 2010
05950VAT7	1,600,210	411,018		(1,189,192)	411,018	684,000	Q4 2010
059511AM7	1,035,890	—	*	(1,035,890)	—	1,105,164	Q4 2010
059511AS4	749,798	—	*	(749,798)	—	1,406,667	Q4 2010
059511AU9	845,707	—	*	(845,707)	—	1,373,330	Q4 2010
07383F6U7	2,490,124	2,094,926		(395,199)	2,094,926	3,100,870	Q4 2010
07387BAU7	1,221,650	1,190,560		(31,089)	1,190,560	2,196,301	Q4 2010
07387BEQ2	820,330	447,544		(372,786)	447,544	1,811,230	Q4 2010
07388RAL1	493,059	—	*	(493,059)	—	3,027,355	Q4 2010
07388VAL2	10,747,974	7,302,404		(3,445,570)	7,302,404	4,214,420	Q4 2010
07388YBC5	1,417,660	—	*	(1,417,660)	—	990,577	Q4 2010
07388YBE1	855,193	—	*	(855,193)	—	630,000	Q4 2010

B-130	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
07401DAM3	$3,439,369	$3,083,707		$(355,662)	$3,083,707	$1,972,655	Q4 2010
12498NAC7	4,999,786	4,674,166		(325,620)	4,674,166	2,499,495	Q4 2010
12513YAM2	3,046,463	1,671,633		(1,374,830)	1,671,633	5,784,456	Q4 2010
126671R65	3,749,037	3,574,283		(174,754)	3,574,283	1,375,277	Q4 2010
126671TV8	435,057	319,559		(115,498)	319,559	168,056	Q4 2010
126671TW6	448,023	394,139		(53,884)	394,139	210,082	Q4 2010
14986DAR1	10,107,291	4,565,745		(5,541,546)	4,565,745	5,114,828	Q4 2010
14986DAT7	3,644,860	1,876,782		(1,768,078)	1,876,782	5,615,912	Q4 2010
20047EAM4	1,814,136	1,197,606		(616,529)	1,197,606	5,642,594	Q4 2010
20047QAN5	11,304,365	4,660,376		(6,643,989)	4,660,376	5,416,753	Q4 2010
20173QAK7	6,017,476	4,101,651		(1,915,825)	4,101,651	3,633,294	Q4 2010
20173QAL5	6,017,620	959,070		(5,058,550)	959,070	2,925,876	Q4 2010
20173QAM3	7,865,861	1,977,948		(5,887,913)	1,977,948	5,279,911	Q4 2010
20173QAN1	2,176,684	1,431,413		(745,272)	1,431,413	3,858,538	Q4 2010
20173QAQ4	1,257,962	589,030		(668,932)	589,030	964,680	Q4 2010
20173QAR2	582,408	375,122		(207,286)	375,122	669,900	Q4 2010
20173TAP0	1,780,482	722,541		(1,057,941)	722,541	3,688,180	Q4 2010
22544QAK5	1,798,847	709,514		(1,089,333)	709,514	6,708,762	Q4 2010
22545LAV1	304,002	301,815		(2,187)	301,815	328,910	Q4 2010
22545MAL1	1,147,301	894,975		(252,326)	894,975	2,821,098	Q4 2010
22608SAD0	3,150,813	3,071,255		(79,558)	3,071,255	600,009	Q4 2010
294751DY5	1,226,812	903,019		(323,793)	903,019	260,169	Q4 2010
36159XAJ9	19,512,730	18,670,215		(842,515)	18,670,215	10,504,542	Q4 2010
361849N57	5,009,542	4,922,538		(87,004)	4,922,538	3,074,680	Q4 2010
361849N73	1,264,245	704,838		(559,408)	704,838	4,954,623	Q4 2010
361849R61	9,617,774	7,935,307		(1,682,467)	7,935,307	4,877,148	Q4 2010
361849R79	4,702,135	963,680		(3,738,455)	963,680	2,659,464	Q4 2010
361849R87	1,586,254	866,712		(719,542)	866,712	3,096,156	Q4 2010
361849S29	426,981	326,781		(100,200)	326,781	1,165,320	Q4 2010
36228CDP5	707,260	471,909		(235,350)	471,909	1,040,356	Q4 2010
36228CWE9	4,574,013	3,905,338		(668,675)	3,905,338	2,234,865	Q4 2010
36228CYQ0	18,382,849	18,045,609		(337,240)	18,045,609	12,913,908	Q4 2010
3622ELAD8	41,439,863	40,333,121		(1,106,743)	40,333,121	32,759,823	Q4 2010
3622MSAC6	427,403	—	*	(427,403)	—	75,000	Q4 2010
362332AM0	4,533,075	4,250,580		(282,495)	4,250,580	1,500,000	Q4 2010
362334ME1	21,081,013	20,974,960		(106,052)	20,974,960	16,318,857	Q4 2010
36298JAA1	21,479,336	19,948,371		(1,530,965)	19,948,371	13,746,958	Q4 2010
46625MQ77	619,843	270,160		(349,683)	270,160	196,715	Q4 2010
46625MUH0	1,191,047	821,129		(369,918)	821,129	635,138	Q4 2010
46625YA78	3,989,943	1,223,441		(2,766,502)	1,223,441	1,199,316	Q4 2010
46625YC68	192,699	137,255		(55,444)	137,255	304,000	Q4 2010
46625YQ63	3,341,845	2,972,005		(369,839)	2,972,005	2,933,371	Q4 2010
46625YQ89	424,305	398,175		(26,130)	398,175	1,386,337	Q4 2010
46625YRB1	4,095,553	3,032,137		(1,063,415)	3,032,137	2,185,563	Q4 2010
46628FAU5	3,244,633	2,010,466		(1,234,168)	2,010,466	1,417,955	Q4 2010
46629GAP3	4,402,923	1,023,733		(3,379,190)	1,023,733	3,635,317	Q4 2010
46629GAQ1	911,998	445,384		(466,614)	445,384	1,984,740	Q4 2010
46629PAG3	4,152,176	3,729,601		(422,575)	3,729,601	2,989,477	Q4 2010
46629PAU2	625,708	491,322		(134,386)	491,322	1,395,696	Q4 2010
46629YAM1	4,299,779	4,041,162		(258,617)	4,041,162	8,095,640	Q4 2010
46629YAQ2	955,307	909,968		(45,339)	909,968	1,874,158	Q4 2010
46630AAC2	494,162	414,909		(79,253)	414,909	595,000	Q4 2010
46631BAM7	3,754,144	1,860,108		(1,894,036)	1,860,108	4,424,780	Q4 2010
46631BAN5	4,758,756	2,507,697		(2,251,059)	2,507,697	10,524,883	Q4 2010
46631BAP0	1,116,985	1,083,703		(33,282)	1,083,703	4,835,036	Q4 2010
46632HAQ4	387,089	234,521		(152,568)	234,521	640,263	Q4 2010

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-131

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
46632HAR2	$657,982	$413,493		$(244,489)	$413,493	$1,445,123	Q4 2010
50179AAL1	13,174,417	12,419,388		(755,029)	12,419,388	4,828,886	Q4 2010
50179AAM9	1,005,481	790,316		(215,165)	790,316	480,000	Q4 2010
50180CAM2	337,891	277,302		(60,588)	277,302	2,842,250	Q4 2010
52108HF82	7,459,725	5,924,508		(1,535,216)	5,924,508	5,205,529	Q4 2010
52108HV76	4,377,380	741,716		(3,635,665)	741,716	1,821,350	Q4 2010
52108MGC1	3,137,225	628,286		(2,508,939)	628,286	1,267,523	Q4 2010
52108MGD9	369,749	—	*	(369,749)	—	497,400	Q4 2010
525221EB9	27,039,152	26,946,966		(92,185)	26,946,966	21,562,436	Q4 2010
55312VAR9	9,678,413	9,608,263		(70,150)	9,608,263	7,471,935	Q4 2010
55313KAH4	8,711,805	6,978,695		(1,733,110)	6,978,695	6,165,800	Q4 2010
59022HBX9	1,360,166	449,703		(910,463)	449,703	2,575,146	Q4 2010
59025KAK8	18,903,173	14,904,466		(3,998,707)	14,904,466	9,272,020	Q4 2010
59025WAU0	3,874,226	3,161,797		(712,429)	3,161,797	1,874,928	Q4 2010
60688BAM0	1,868,835	1,400,981		(467,855)	1,400,981	2,517,984	Q4 2010
60688BAS7	1,558,562	1,157,994		(400,568)	1,157,994	2,520,386	Q4 2010
617451CA5	7,211,647	6,847,723		(363,925)	6,847,723	3,362,630	Q4 2010
61746WE97	205,421	114,771		(90,650)	114,771	713,866	Q4 2010
61746WF21	44,826	—	*	(44,826)	—	129,579	Q4 2010
61750HAN6	1,079,242	784,248		(294,993)	784,248	1,234,718	Q4 2010
61751XAJ9	1,066,523	781,536		(284,988)	781,536	3,427,585	Q4 2010
61751XAK6	685,846	571,591		(114,255)	571,591	3,196,975	Q4 2010
61751XAL4	173,370	152,936		(20,434)	152,936	1,030,404	Q4 2010
61753JAK5	6,101,236	1,100,337		(5,000,899)	1,100,337	4,938,200	Q4 2010
61753JAL3	1,461,072	613,152		(847,920)	613,152	4,701,500	Q4 2010
61753JAM1	651,003	400,720		(250,283)	400,720	3,409,210	Q4 2010
61753JAN9	436,652	238,561		(198,091)	238,561	1,621,328	Q4 2010
61754KAH8	34,531,549	32,008,838		(2,522,712)	32,008,838	20,419,998	Q4 2010
61754KAN5	14,246,522	—	*	(14,246,522)	—	11,932,260	Q4 2010
61754KAP0	2,120,835	—	*	(2,120,835)	—	3,653,011	Q4 2010
76110WQA7	14,360,762	14,183,345		(177,416)	14,183,345	6,766,953	Q4 2010
76110WRW8	2,900,673	2,557,357		(343,316)	2,557,357	720,800	Q4 2010
81375WHJ8	13,468,350	12,013,441		(1,454,909)	12,013,441	6,643,498	Q4 2010
81375WHK5	3,992,206	3,666,950		(325,256)	3,666,950	2,376,394	Q4 2010
92976UAA8	3,123,080	2,712,496		(410,584)	2,712,496	2,800,000	Q4 2010
92977RAK2	5,447,870	5,160,767		(287,104)	5,160,767	3,041,064	Q4 2010
02148FAW5	23,469,071	23,456,026		(13,045)	23,456,026	20,626,166	Q4 2010
02149HAK6	21,622,113	21,396,405		(225,708)	21,396,405	22,846,880	Q4 2010
02151CBD7	24,471,199	24,001,487		(469,711)	24,001,487	23,706,444	Q4 2010
02151NBA9	15,480,186	15,291,181		(189,004)	15,291,181	13,428,018	Q4 2010
05946XL92	11,074,631	10,989,293		(85,338)	10,989,293	9,273,597	Q4 2010
05948KB65	9,575,839	9,448,438		(127,401)	9,448,438	7,787,100	Q4 2010
05948KC98	17,059,882	17,047,745		(12,137)	17,047,745	15,271,833	Q4 2010
05948KF20	17,433,474	17,417,390		(16,083)	17,417,390	16,163,338	Q4 2010
05948KKZ1	4,378,874	4,348,094		(30,780)	4,348,094	3,162,909	Q4 2010
05948KLA5	748,470	655,160		(93,310)	655,160	968,395	Q4 2010
05948KP37	10,440,936	10,342,820		(98,115)	10,342,820	9,470,228	Q4 2010
12543TAD7	9,455,636	9,424,960		(30,676)	9,424,960	8,013,000	Q4 2010
12543UAD4	42,092,526	41,384,370		(708,155)	41,384,370	38,905,393	Q4 2010
12543UAE2	14,949,355	14,714,571		(234,783)	14,714,571	13,537,440	Q4 2010
12544AAC9	48,165,626	47,278,200		(887,426)	47,278,200	30,525,000	Q4 2010
12544DAK5	21,408,333	21,278,877		(129,455)	21,278,877	19,988,228	Q4 2010
12544DAQ2	15,270,767	15,189,090		(81,677)	15,189,090	13,553,792	Q4 2010
12544LAK7	30,760,928	30,597,504		(163,424)	30,597,504	29,382,400	Q4 2010
12544RAL2	8,573,674	8,569,990		(3,684)	8,569,990	6,884,000	Q4 2010
12545CAU4	37,156,526	37,023,160		(133,366)	37,023,160	37,092,000	Q4 2010

B-132	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
12667F4N2	$9,394,946	$9,362,609	$(32,336)	$9,362,609	$7,370,515	Q4 2010
12667F5J0	19,508,667	19,458,636	(50,030)	19,458,636	16,864,398	Q4 2010
12667F5Z4	6,127,911	6,074,174	(53,736)	6,074,174	23,122,722	Q4 2010
12667F5Z4	21,006,008	20,971,664	(34,343)	20,971,664	23,122,722	Q4 2010
12667F7D1	24,551,494	24,417,749	(133,745)	24,417,749	20,944,078	Q4 2010
12667FR98	1,434,383	1,345,289	(89,094)	1,345,289	2,014,288	Q4 2010
12667FYZ2	11,827,718	9,763,883	(2,063,835)	9,763,883	5,306,397	Q4 2010
12667GBA0	14,356,377	14,265,050	(91,326)	14,265,050	54,951,911	Q4 2010
12667GBA0	23,954,630	23,799,646	(154,984)	23,799,646	54,951,911	Q4 2010
12667GBA0	28,520,429	28,356,700	(163,728)	28,356,700	54,951,911	Q4 2010
12667GFB4	24,466,401	24,329,899	(136,502)	24,329,899	54,299,602	Q4 2010
12667GFB4	41,264,741	41,037,127	(227,614)	41,037,127	54,299,602	Q4 2010
12667GFT5	18,562,240	18,474,874	(87,366)	18,474,874	15,007,688	Q4 2010
12667GJG9	15,775,364	15,766,092	(9,272)	15,766,092	12,829,793	Q4 2010
12667GJR5	50,983,827	50,777,728	(206,098)	50,777,728	40,057,620	Q4 2010
12667GLE1	29,155,692	29,145,504	(10,187)	29,145,504	25,833,254	Q4 2010
12667GQA4	22,109,150	21,879,738	(229,411)	21,879,738	18,047,633	Q4 2010
12667GW74	19,617,942	19,539,187	(78,755)	19,539,187	16,537,691	Q4 2010
12668AAG0	15,979,720	15,516,771	(462,948)	15,516,771	15,873,697	Q4 2010
126694JS8	27,801,206	27,787,428	(13,778)	27,787,428	22,064,889	Q4 2010
126694W61	23,884,838	23,708,747	(176,091)	23,708,747	18,993,432	Q4 2010
126694XQ6	30,891,682	30,711,314	(180,367)	30,711,314	26,691,546	Q4 2010
12669D5V6	3,366,134	3,224,123	(142,010)	3,224,123	2,161,792	Q4 2010
12669DN79	3,832,053	3,076,024	(756,029)	3,076,024	2,305,674	Q4 2010
12669EWY8	8,695,050	8,642,661	(52,389)	8,642,661	6,982,960	Q4 2010
12669EWZ5	1,659,204	1,236,059	(423,144)	1,236,059	1,567,961	Q4 2010
12669YAF9	19,396,738	19,386,356	(10,381)	19,386,356	10,846,750	Q4 2010
12670AAF8	45,556,275	45,009,286	(546,988)	45,009,286	39,241,526	Q4 2010
161631AV8	40,499,302	40,096,350	(402,952)	40,096,350	35,712,547	Q4 2010
16163BAP9	28,514,838	28,163,886	(350,952)	28,163,886	24,986,500	Q4 2010
16165TBJ1	9,210,013	9,136,783	(73,229)	9,136,783	8,184,917	Q4 2010
170255AS2	14,567,962	14,517,614	(50,347)	14,517,614	13,461,000	Q4 2010
17025TAV3	27,400,420	27,375,370	(25,050)	27,375,370	25,509,873	Q4 2010
1729732W8	20,382,765	20,315,199	(67,565)	20,315,199	17,354,537	Q4 2010
17310AAR7	32,430,459	32,419,024	(11,435)	32,419,024	24,900,996	Q4 2010
17312FAD5	9,808,087	9,796,800	(11,287)	9,796,800	8,686,000	Q4 2010
22541Q4M1	6,735,654	6,418,429	(317,224)	6,418,429	3,526,395	Q4 2010
22541SVH8	6,484,621	6,430,759	(53,862)	6,430,759	3,627,227	Q4 2010
251510ET6	3,345,542	3,209,845	(135,696)	3,209,845	1,586,646	Q4 2010
32051DXD9	964,040	883,028	(81,012)	883,028	887,873	Q4 2010
32051DXE7	704,378	616,897	(87,480)	616,897	627,581	Q4 2010
32051G2J3	20,635,774	20,567,316	(68,458)	20,567,316	17,988,737	Q4 2010
32051GN35	27,101,137	26,907,870	(193,267)	26,907,870	19,863,250	Q4 2010
32051GP41	19,697,380	19,476,620	(220,760)	19,476,620	14,994,000	Q4 2010
32051GVL6	24,502,122	24,194,205	(307,917)	24,194,205	22,632,548	Q4 2010
362669AQ6	9,992,478	9,836,120	(156,357)	9,836,120	9,037,754	Q4 2010
46627MAC1	10,865,010	10,703,051	(161,959)	10,703,051	7,621,227	Q4 2010
46628YBK5	29,058,811	28,786,174	(272,636)	28,786,174	26,129,350	Q4 2010
46628YBP4	15,236,182	15,097,096	(139,086)	15,097,096	11,056,346	Q4 2010
52521RAS0	1,883,101	1,784,443	(98,657)	1,784,443	2,390,945	Q4 2010
576434JM7	5,273,081	4,794,747	(478,333)	4,794,747	3,308,819	Q4 2010
74951PEA2	475,728	462,483	(13,244)	462,483	381,945	Q4 2010
749577AL6	18,052,454	17,775,596	(276,858)	17,775,596	11,959,216	Q4 2010
74957EAE7	18,232,309	18,044,355	(187,954)	18,044,355	16,918,370	Q4 2010
74957EAF4	38,283,506	37,751,749	(531,757)	37,751,749	34,693,545	Q4 2010
74957VAQ2	22,154,815	21,889,958	(264,856)	21,889,958	20,054,567	Q4 2010

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-133

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
74957XAF2	$36,766,143	$36,351,790		$(414,353)	$36,351,790	$30,585,720	Q4 2010
749583AH3	10,049,814	9,934,668		(115,145)	9,934,668	4,931,266	Q4 2010
74958AAD6	13,436,388	13,414,590		(21,798)	13,414,590	27,992,687	Q4 2010
74958AAD6	18,104,247	18,066,777		(37,469)	18,066,777	27,992,687	Q4 2010
74958BAH5	25,527,559	25,194,638		(332,920)	25,194,638	22,300,818	Q4 2010
74958EAD8	48,792,758	48,664,800		(127,958)	48,664,800	43,555,000	Q4 2010
75115CAG2	7,692,270	7,620,317		(71,953)	7,620,317	7,894,687	Q4 2010
76110HQS1	4,259,476	4,133,507		(125,968)	4,133,507	4,000,830	Q4 2010
76110HX53	10,221,638	10,177,036		(44,601)	10,177,036	8,533,547	Q4 2010
76110HX87	22,805,055	22,632,748		(172,306)	22,632,748	18,830,017	Q4 2010
761118CZ9	10,039,550	10,005,568		(33,982)	10,005,568	9,365,092	Q4 2010
76114DAE4	13,559,310	13,519,856		(39,453)	13,519,856	13,404,091	Q4 2010
949772AD9	28,243,539	28,132,050		(111,489)	28,132,050	23,501,359	Q4 2010
949837AF5	68,474,786	68,353,707		(121,079)	68,353,707	44,639,062	Q4 2010
949837BE7	19,812,631	19,775,778		(36,853)	19,775,778	16,546,363	Q4 2010
949837BK3	8,514,486	8,499,688		(14,798)	8,499,688	7,110,656	Q4 2010
949837CC0	25,450,065	25,373,072		(76,992)	25,373,072	20,690,221	Q4 2010
94983BAP4	15,420,570	15,386,926		(33,644)	15,386,926	12,756,150	Q4 2010
94984AAR1	29,144,103	28,982,130		(161,973)	28,982,130	17,766,000	Q4 2010
94984AAS9	9,953,947	9,909,440		(44,507)	9,909,440	9,662,000	Q4 2010
94984FAR0	35,173,276	35,157,002		(16,274)	35,157,002	34,782,734	Q4 2010
94984HAC9	36,429,878	36,105,824		(324,054)	36,105,824	34,059,273	Q4 2010
94984XAB6	9,370,976	9,287,499		(83,476)	9,287,499	5,478,272	Q4 2010
94984XAD2	7,749,137	7,680,094		(69,042)	7,680,094	4,557,000	Q4 2010
94984XAM2	11,829,068	11,723,543		(105,524)	11,723,543	8,324,642	Q4 2010
94985JAB6	48,321,959	48,228,400		(93,559)	48,228,400	44,145,000	Q4 2010
94985JBR0	29,162,715	29,121,539		(41,176)	29,121,539	27,803,419	Q4 2010
94985JCA6	28,558,476	28,534,710		(23,766)	28,534,710	26,562,000	Q4 2010
94985LAD7	15,368,802	15,349,891		(18,911)	15,349,891	12,980,185	Q4 2010
94985RAP7	61,243,010	60,846,336		(396,674)	60,846,336	47,827,200	Q4 2010
94985WAP6	21,483,620	21,439,796		(43,823)	21,439,796	19,756,941	Q4 2010
94985WAQ4	73,940,814	73,680,424		(260,390)	73,680,424	62,384,887	Q4 2010
94985WBL4	36,878,715	36,769,287		(109,427)	36,769,287	30,262,158	Q4 2010
94986AAC2	19,180,863	19,096,840		(84,023)	19,096,840	102,925,000	Q4 2010
94986AAC2	19,329,580	19,244,820		(84,760)	19,244,820	102,925,000	Q4 2010
94986AAC2	71,734,602	71,420,325		(314,277)	71,420,325	102,925,000	Q4 2010
03702YAC4	14,400	—	²	(7,200)	7,200	7,200	Q4 2010
05947U6E3	8,003,952	—	²	(6,831,697)	1,172,255	1,172,255	Q4 2010
059500AH1	10,026,689	—	²	(7,513,799)	2,512,890	2,512,890	Q4 2010
059500AJ7	10,026,444	—	²	(7,868,105)	2,158,339	2,158,339	Q4 2010
05950EAN8	3,636,647	—	²	(1,953,272)	1,683,375	1,683,375	Q4 2010
05950VAR1	12,034,861	—	²	(8,198,726)	3,836,135	3,836,135	Q4 2010
05950WAQ1	5,075,684	—	²	(4,175,684)	900,000	900,000	Q4 2010
05950WAQ1	8,990,631	—	²	(7,394,751)	1,595,880	1,595,880	Q4 2010
05950WAQ1	9,448,183	—	²	(7,648,183)	1,800,000	1,800,000	Q4 2010
07387BEK5	9,182,390	—	²	(5,509,271)	3,673,119	3,673,119	Q4 2010
07387BEN9	3,313,391	—	²	(2,161,953)	1,151,438	1,151,438	Q4 2010
07387BEP4	1,934,097	—	²	(507,963)	1,426,134	1,426,134	Q4 2010
07388LAN0	20,528,082	—	²	(10,546,982)	9,981,100	9,981,100	Q4 2010
07388RAK3	3,642,416	—	²	(1,347,832)	2,294,584	2,294,584	Q4 2010
12513YAL4	3,894,222	—	²	(1,387,523)	2,506,699	2,506,699	Q4 2010
17310MAQ3	9,598,479	—	²	(4,877,589)	4,720,890	4,720,890	Q4 2010
20173MAM2	4,964,116	—	²	(3,466,972)	1,497,144	1,497,144	Q4 2010
20173VAK6	9,929,988	—	²	(4,177,038)	5,752,950	5,752,950	Q4 2010
20173VAL4	4,911,899	—	²	(2,286,030)	2,625,869	2,625,869	Q4 2010
20173VAM2	5,953,003	—	²	(1,723,424)	4,229,579	4,229,579	Q4 2010

B-134	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
22545LAP4	$8,021,098	$—	²	$(5,108,298)	$2,912,800	$2,912,800	Q4 2010
22545LAR0	2,280,212	—	²	(909,887)	1,370,325	1,370,325	Q4 2010
22545LAR0	3,023,211	—	²	(1,234,937)	1,788,274	1,788,274	Q4 2010
22545LAR0	3,027,075	—	²	(1,238,801)	1,788,274	1,788,274	Q4 2010
36228CXF5	4,683,448	—	²	(3,280,059)	1,403,389	1,403,389	Q4 2010
36828QSJ6	10,856,558	—	²	(5,883,307)	4,973,251	4,973,251	Q4 2010
46625YUR2	5,263,727	—	²	(2,273,135)	2,990,592	2,990,592	Q4 2010
46625YUR2	9,996,646	—	²	(4,483,016)	5,513,630	5,513,630	Q4 2010
46627QBJ6	20,048,492	—	²	(13,876,532)	6,171,960	6,171,960	Q4 2010
46629YAL3	16,040,303	—	²	(7,240,391)	8,799,912	8,799,912	Q4 2010
46630EAL4	4,873,921	—	²	(2,202,866)	2,671,055	2,671,055	Q4 2010
46631BAL9	9,862,726	—	²	(5,042,606)	4,820,120	4,820,120	Q4 2010
55312YAH5	7,081,363	—	²	(1,997,414)	5,083,949	5,083,949	Q4 2010
59022HLQ3	9,707,869	—	²	(5,299,299)	4,408,570	4,408,570	Q4 2010
59022HLQ3	10,543,736	—	²	(5,786,890)	4,756,846	4,756,846	Q4 2010
59022KAK1	22,524,821	—	²	(11,474,382)	11,050,439	11,050,439	Q4 2010
59023BAL8	4,712,257	—	²	(2,869,173)	1,843,084	1,843,084	Q4 2010
606935AP9	4,965,073	—	²	(2,827,984)	2,137,089	2,137,089	Q4 2010
61746WFS4	2,428,681	—	²	(149,158)	2,279,523	2,279,523	Q4 2010
61750HAK2	11,170,743	—	²	(5,486,895)	5,683,848	5,683,848	Q4 2010
74040KAC6	4,024,899	—	²	(919,386)	3,105,513	3,105,513	Q4 2010
92976BBV3	3,224,723	—	²	(1,242,124)	1,982,599	1,982,599	Q4 2010
92976BBV3	23,512,118	—	²	(11,765,214)	11,746,904	11,746,904	Q4 2010
92978MAL0	10,612,719	—	²	(3,872,055)	6,740,664	6,740,664	Q4 2010
92978YAK6	3,339,950	—	²	(136,180)	3,203,770	3,203,770	Q4 2010
46625MUJ6	2,326,704	—	*	(2,326,704)	—	715,289	Q3 2010
46625MQ85	1,057,827	2,824		(1,055,003)	2,824	233,586	Q3 2010
22544QAM1	487,456	27,610		(459,846)	27,610	6,078,402	Q3 2010
92978QAJ6	33,516	29,201		(4,315)	29,201	45,068	Q3 2010
50180CAV2	513,643	56,863		(456,780)	56,863	900,000	Q3 2010
50180JAL9	78,357	58,000		(20,357)	58,000	840,000	Q3 2010
07388RAM9	655,917	80,005		(575,912)	80,005	2,418,138	Q3 2010
46625YQ97	349,798	83,841		(265,957)	83,841	1,825,110	Q3 2010
07388RAN7	93,544	87,476		(6,068)	87,476	2,224,900	Q3 2010
46625M2Y4	127,218	90,542		(36,676)	90,542	168,938	Q3 2010
20173MAQ3	340,808	152,700		(188,108)	152,700	450,000	Q3 2010
53944MAC3	230,382	161,090		(69,292)	161,090	70,000	Q3 2010
03927PAG3	1,003,568	191,997		(811,571)	191,997	180,000	Q3 2010
46625YC68	1,201,084	217,132		(983,952)	217,132	770,491	Q3 2010
50180JAK1	17,728,775	251,080		(17,477,695)	251,080	5,568,380	Q3 2010
294751EN8	619,302	375,350		(243,952)	375,350	162,368	Q3 2010
03927PAH1	3,010,831	378,597		(2,632,234)	378,597	465,000	Q3 2010
03762CAD7	974,009	409,562		(564,447)	409,562	807,600	Q3 2010
46632HAQ4	502,407	410,663		(91,744)	410,663	562,770	Q3 2010
50177AAL3	928,391	418,825		(509,566)	418,825	2,683,060	Q3 2010
3622MSAC6	635,194	427,403		(207,791)	427,403	150,000	Q3 2010
42332QAM5	3,256,794	433,593		(2,823,201)	433,593	424,554	Q3 2010
52108MGD9	511,840	436,322		(75,518)	436,322	497,400	Q3 2010
46625YQ89	497,524	466,387		(31,137)	466,387	1,482,484	Q3 2010
61745MX57	2,601,720	479,664		(2,122,056)	479,664	1,481,676	Q3 2010
50180CAM2	1,960,200	490,243		(1,469,957)	490,243	2,554,245	Q3 2010
361849S29	2,229,531	509,443		(1,720,088)	509,443	3,046,218	Q3 2010
61745MU68	1,350,938	535,909		(815,029)	535,909	1,994,764	Q3 2010
361849K84	3,973,100	552,964		(3,420,136)	552,964	3,000,254	Q3 2010
07388RAL1	1,778,009	596,132		(1,181,877)	596,132	2,621,697	Q3 2010
46625MQ77	759,578	619,476		(140,102)	619,476	157,342	Q3 2010

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-135

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
61751NAQ5	$819,550	$680,057	$(139,493)	$680,057	$1,032,044	Q3 2010
36228CDP5	767,216	707,260	(59,956)	707,260	1,050,518	Q3 2010
52522HAJ1	742,508	723,061	(19,447)	723,061	707,431	Q3 2010
46625M2W8	1,031,919	782,253	(249,666)	782,253	174,387	Q3 2010
294751EM0	1,506,623	831,775	(674,848)	831,775	250,445	Q3 2010
36228CXK4	6,802,460	848,176	(5,954,284)	848,176	2,100,000	Q3 2010
805564NE7	2,078,249	897,226	(1,181,023)	897,226	284,686	Q3 2010
07387BEQ2	936,886	921,644	(15,242)	921,644	1,679,372	Q3 2010
46629GAQ1	3,340,284	960,932	(2,379,352)	960,932	1,810,975	Q3 2010
52108HZ80	1,227,132	976,255	(250,877)	976,255	2,483,719	Q3 2010
294751CV2	1,182,805	997,277	(185,528)	997,277	319,590	Q3 2010
50179AAM9	1,354,724	1,047,071	(307,653)	1,047,071	480,000	Q3 2010
46625MUH0	4,605,575	1,191,047	(3,414,528)	1,191,047	1,742,729	Q3 2010
52108MDU4	1,499,489	1,212,294	(287,195)	1,212,294	1,133,392	Q3 2010
361849N73	9,996,216	1,268,522	(8,727,694)	1,268,522	5,013,340	Q3 2010
46631BAP0	2,024,805	1,271,800	(753,005)	1,271,800	4,168,738	Q3 2010
07387BAU7	4,968,623	1,309,906	(3,658,717)	1,309,906	1,920,227	Q3 2010
46630VAP7	2,972,270	1,328,263	(1,644,007)	1,328,263	1,568,592	Q3 2010
03762CAC9	3,428,690	1,328,887	(2,099,803)	1,328,887	1,146,600	Q3 2010
20173QAQ4	1,410,974	1,353,322	(57,652)	1,353,322	964,680	Q3 2010
59022HBX9	10,248,420	1,485,949	(8,762,471)	1,485,949	2,311,735	Q3 2010
36298JAC7	1,834,754	1,633,630	(201,124)	1,633,630	750,000	Q3 2010
361849R87	10,524,919	1,707,335	(8,817,584)	1,707,335	2,773,103	Q3 2010
20173TAP0	7,846,013	1,883,441	(5,962,572)	1,883,441	3,328,123	Q3 2010
60688BAM0	2,426,047	1,968,375	(457,672)	1,968,375	2,211,318	Q3 2010
07387BEP4	2,571,979	1,969,179	(602,800)	1,969,179	1,319,047	Q3 2010
22544QAK5	3,458,269	2,028,181	(1,430,088)	2,028,181	5,817,474	Q3 2010
03762AAG4	2,267,403	2,115,821	(151,582)	2,115,821	669,000	Q3 2010
60687UAM9	2,665,917	2,224,903	(441,014)	2,224,903	1,356,766	Q3 2010
20173QAN1	6,403,967	2,305,279	(4,098,688)	2,305,279	3,359,886	Q3 2010
61751NAN2	5,016,590	2,335,548	(2,681,042)	2,335,548	1,514,820	Q3 2010
55312TAH6	4,025,969	2,425,063	(1,600,906)	2,425,063	3,848,100	Q3 2010
07383F6U7	4,544,157	2,523,716	(2,020,441)	2,523,716	2,917,320	Q3 2010
61745MX40	3,005,245	2,832,830	(172,415)	2,832,830	1,934,883	Q3 2010
61749WAJ6	3,131,729	2,976,424	(155,305)	2,976,424	2,610,356	Q3 2010
00253CHY6	3,120,280	3,102,049	(18,231)	3,102,049	1,118,999	Q3 2010
52108MGC1	3,824,197	3,155,305	(668,892)	3,155,305	1,174,873	Q3 2010
61745M6T5	5,294,616	3,219,448	(2,075,168)	3,219,448	3,402,161	Q3 2010
46628FAU5	4,037,131	3,268,489	(768,642)	3,268,489	1,305,785	Q3 2010
92976UAA8	10,526,641	3,285,654	(7,240,987)	3,285,654	1,820,000	Q3 2010
46625YQ63	4,672,578	3,377,957	(1,294,621)	3,377,957	2,935,598	Q3 2010
12513YAM2	4,194,326	3,401,151	(793,175)	3,401,151	8,093,726	Q3 2010
22545YAQ4	8,946,144	3,496,744	(5,449,400)	3,496,744	3,427,502	Q3 2010
07388RAK3	4,195,950	3,640,274	(555,676)	3,640,274	1,977,550	Q3 2010
59022HBW1	5,862,578	3,821,756	(2,040,822)	3,821,756	1,872,228	Q3 2010
46631BAM7	7,607,123	3,843,062	(3,764,061)	3,843,062	3,819,190	Q3 2010
14986DAT7	3,963,006	3,956,894	(6,112)	3,956,894	5,420,895	Q3 2010
12513YAL4	4,948,019	3,977,880	(970,139)	3,977,880	3,374,460	Q3 2010
07387BAT0	4,534,942	3,983,278	(551,664)	3,983,278	1,709,633	Q3 2010
81375WHK5	4,270,433	4,033,599	(236,834)	4,033,599	2,176,741	Q3 2010
03927PAF5	5,015,517	4,193,790	(821,727)	4,193,790	1,050,000	Q3 2010
61749WAH0	4,477,955	4,259,879	(218,076)	4,259,879	3,597,948	Q3 2010
396789KF5	4,416,306	4,367,634	(48,672)	4,367,634	1,844,566	Q3 2010
52108HV76	4,714,587	4,387,185	(327,402)	4,387,185	2,177,995	Q3 2010
46629GAP3	7,018,791	4,441,001	(2,577,790)	4,441,001	3,337,782	Q3 2010
46629YAM1	8,430,490	4,516,533	(3,913,957)	4,516,533	7,004,700	Q3 2010

B-136	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
36228CWE9	$5,010,138	$4,580,652		$(429,486)	$4,580,652	$2,300,505	Q3 2010
20173MAN0	6,985,383	4,641,381		(2,344,002)	4,641,381	2,800,000	Q3 2010
36228CXF5	4,985,507	4,710,423		(275,084)	4,710,423	1,403,265	Q3 2010
361849R79	6,014,394	4,719,268		(1,295,126)	4,719,268	2,522,106	Q3 2010
52108MDS9	10,011,964	4,776,836		(5,235,128)	4,776,836	1,859,030	Q3 2010
46630EAL4	5,014,073	4,876,733		(137,340)	4,876,733	1,607,520	Q3 2010
46631BAN5	5,386,554	5,053,566		(332,988)	5,053,566	9,091,732	Q3 2010
61754JAM0	6,257,352	5,085,114		(1,172,238)	5,085,114	3,054,182	Q3 2010
92977RAK2	6,000,000	5,455,051		(544,949)	5,455,051	2,810,760	Q3 2010
03762CAB1	22,500,000	5,549,436		(16,950,564)	5,549,436	2,837,250	Q3 2010
50180JAJ4	12,276,489	5,571,591		(6,704,898)	5,571,591	4,764,503	Q3 2010
59022HJU7	11,674,617	5,635,576		(6,039,041)	5,635,576	6,285,333	Q3 2010
94352MAG3	8,691,868	6,629,095		(2,062,773)	6,629,095	2,198,400	Q3 2010
52108HF82	7,727,956	7,452,402		(275,554)	7,452,402	5,477,803	Q3 2010
46625MZG7	14,378,021	7,761,562		(6,616,459)	7,761,562	7,068,304	Q3 2010
20173QAM3	12,864,169	7,933,958		(4,930,211)	7,933,958	4,574,089	Q3 2010
92977QAM0	9,999,889	8,976,592		(1,023,297)	8,976,592	7,785,280	Q3 2010
17310MAQ3	10,917,564	9,677,098		(1,240,466)	9,677,098	3,092,280	Q3 2010
55312VAR9	12,830,377	9,851,955		(2,978,422)	9,851,955	7,430,873	Q3 2010
14986DAR1	12,388,126	10,206,673		(2,181,453)	10,206,673	4,876,652	Q3 2010
92978MAL0	10,891,007	10,594,077		(296,930)	10,594,077	6,121,980	Q3 2010
760985XK2	11,177,627	10,796,094		(381,533)	10,796,094	5,812,531	Q3 2010
61750HAK2	12,037,386	11,184,732		(852,654)	11,184,732	4,961,112	Q3 2010
92978TAK7	14,624,706	11,979,384		(2,645,322)	11,979,384	6,905,860	Q3 2010
81375WHJ8	14,316,870	13,476,996		(839,874)	13,476,996	6,308,833	Q3 2010
22545YAN1	18,819,647	14,484,539		(4,335,108)	14,484,539	5,107,725	Q3 2010
36242DDD2	14,949,165	14,918,720		(30,445)	14,918,720	13,206,450	Q3 2010
46629YAL3	18,836,677	16,076,405		(2,760,272)	16,076,405	7,588,238	Q3 2010
61749EAE7	18,695,577	18,367,862		(327,715)	18,367,862	14,629,965	Q3 2010
36228CYQ0	19,061,878	18,417,176		(644,702)	18,417,176	10,564,431	Q3 2010
03762CAE5	20,000,000	19,175,412		(824,588)	19,175,412	4,278,000	Q3 2010
55312TAG8	20,068,059	20,027,948		(40,111)	20,027,948	9,761,480	Q3 2010
36298JAA1	24,766,309	22,359,588		(2,406,721)	22,359,588	13,478,365	Q3 2010
59022KAK1	27,077,048	22,595,965		(4,481,083)	22,595,965	15,713,334	Q3 2010
87222PAE3	28,206,921	26,236,469		(1,970,452)	26,236,469	17,684,360	Q3 2010
525221EB9	28,731,701	27,779,667		(952,034)	27,779,667	21,675,300	Q3 2010
36242DSS3	27,998,997	27,925,439		(73,558)	27,925,439	24,350,900	Q3 2010
52522HAL6	32,497,160	30,700,898		(1,796,262)	30,700,898	19,912,720	Q3 2010
337925CP4	708,577	—	*	(708,577)	—	681,596	Q3 2010
337925CZ2	610,176	—	*	(610,176)	—	548,633	Q3 2010
337925DL2	473,971	—	*	(473,971)	—	461,740	Q3 2010
337925EG2	1,044,691	—	*	(1,044,691)	—	714,399	Q3 2010
337925EH0	474,932	—	*	(474,932)	—	422,913	Q3 2010
337925EU1	1,214,988	—	*	(1,214,988)	—	1,178,254	Q3 2010
337925CA7	428,760	—	*	(428,760)	—	428,944	Q3 2010
42332QAN3	184	—	*	(184)	—	1	Q3 2010
46625MZH5	973,556	—	*	(973,556)	—	647,412	Q3 2010
50180JAR6	37,891	—	*	(37,891)	—	840,000	Q3 2010
50180JAM7	191,908	—	*	(191,908)	—	1,700,000	Q3 2010
50180CAW0	348,525	—	*	(348,525)	—	647,640	Q3 2010
493553AY7	303,149	—	*	(303,149)	—	297,426	Q3 2010
493553AW1	1,010,735	—	*	(1,010,735)	—	999,320	Q3 2010
362332AN8	398,583	—	*	(398,583)	—	500,000	Q3 2010
22544QAN9	271,620	—	*	(271,620)	—	2,556,246	Q3 2010
07388RAP2	93,508	—	*	(93,508)	—	520,000	Q3 2010
291701CS7	357,217	—	*	(357,217)	—	340,483	Q3 2010

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-137

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
337937AK2	$555,930	$—	*	$(555,930)	$—	$722,709	Q3 2010
291701CR9	246,063	—	*	(246,063)	—	240,943	Q3 2010
291701CN8	843,207	—	*	(843,207)	—	871,099	Q3 2010
225458SA7	2,727,617	—	*	(2,727,617)	—	2,663,768	Q3 2010
22544QAP4	60,547	—	*	(60,547)	—	1,334,085	Q3 2010
36246LAH4	9,403,620	—	²	(943,600)	8,460,020	8,460,020	Q3 2010
74040KAC6	3,935,934	—	²	(934,784)	3,001,150	3,001,150	Q3 2010
55313KAJ0	7,044,613	—	²	(3,901,296)	3,143,317	3,143,317	Q3 2010
76110H5M7	85,551	57,121		(28,430)	57,121	102,751	Q3 2010
74951PEA2	515,299	501,141		(14,157)	501,141	383,289	Q3 2010
05948KLA5	794,663	789,904		(4,759)	789,904	958,430	Q3 2010
12669DN87	1,039,821	851,895		(187,926)	851,895	1,283,223	Q3 2010
76110HSH3	1,655,812	1,148,317		(507,495)	1,148,317	616,643	Q3 2010
12667FR98	1,634,046	1,588,689		(45,357)	1,588,689	1,372,774	Q3 2010
76110HHB8	2,172,936	1,711,873		(461,063)	1,711,873	1,619,613	Q3 2010
52521RAS0	2,357,220	1,999,845		(357,375)	1,999,845	1,262,735	Q3 2010
12669E4W3	2,775,166	2,218,359		(556,807)	2,218,359	2,657,258	Q3 2010
05949AA67	2,301,179	2,246,111		(55,068)	2,246,111	3,101,032	Q3 2010
76110HNQ8	2,978,792	2,836,486		(142,307)	2,836,486	1,900,872	Q3 2010
251510CY7	4,008,391	3,877,663		(130,728)	3,877,663	2,457,374	Q3 2010
12669DN79	4,281,079	3,932,407		(348,672)	3,932,407	2,303,428	Q3 2010
76110HQS1	4,582,481	4,359,220		(223,261)	4,359,220	3,995,766	Q3 2010
05948KKZ1	4,469,511	4,442,425		(27,086)	4,442,425	3,137,443	Q3 2010
576434JM7	5,523,783	5,415,092		(108,691)	5,415,092	3,306,110	Q3 2010
12667GUG6	6,076,219	5,956,519		(119,700)	5,956,519	5,270,371	Q3 2010
76110HSG5	6,261,452	6,042,010		(219,442)	6,042,010	3,928,811	Q3 2010
32051GFL4	7,399,409	7,313,027		(86,382)	7,313,027	5,749,581	Q3 2010
12667FW92	7,483,674	7,461,412		(22,262)	7,461,412	7,874,328	Q3 2010
05948KF38	7,700,164	7,591,408		(108,757)	7,591,408	7,856,195	Q3 2010
94984XAD2	7,777,291	7,755,115		(22,176)	7,755,115	4,252,391	Q3 2010
949837BK3	8,529,969	8,512,962		(17,007)	8,512,962	6,582,888	Q3 2010
12544RAL2	8,654,164	8,581,480		(72,684)	8,581,480	6,388,110	Q3 2010
12669EL95	8,835,696	8,797,872		(37,823)	8,797,872	6,601,090	Q3 2010
12669G5U1	9,025,626	8,841,996		(183,630)	8,841,996	8,322,040	Q3 2010
12669EWY8	9,139,220	8,891,603		(247,617)	8,891,603	6,957,959	Q3 2010
16165TBJ1	9,471,606	9,310,541		(161,065)	9,310,541	7,319,370	Q3 2010
94984XAB6	9,405,896	9,378,147		(27,748)	9,378,147	5,127,610	Q3 2010
12543TAD7	9,547,555	9,470,080		(77,475)	9,470,080	7,959,480	Q3 2010
76110HHA0	9,694,151	9,529,147		(165,003)	9,529,147	7,251,752	Q3 2010
17312FAD5	9,815,809	9,806,180		(9,629)	9,806,180	8,066,300	Q3 2010
362669AQ6	10,010,325	9,998,147		(12,178)	9,998,147	7,466,551	Q3 2010
05948KP37	10,530,359	10,456,348		(74,011)	10,456,348	8,709,566	Q3 2010
46627MAC1	10,932,249	10,874,923		(57,326)	10,874,923	6,533,115	Q3 2010
94984XAM2	11,873,049	11,838,358		(34,691)	11,838,358	7,959,049	Q3 2010
12667FYZ2	13,543,516	12,153,503		(1,390,013)	12,153,503	5,378,866	Q3 2010
45660LPD5	13,630,938	13,535,779		(95,159)	13,535,779	10,422,789	Q3 2010
76114DAE4	14,403,332	14,158,910		(244,422)	14,158,910	13,090,774	Q3 2010
12667GKE2	14,381,868	14,217,499		(164,369)	14,217,499	12,474,020	Q3 2010
12669YAX0	14,609,899	14,474,708		(135,191)	14,474,708	7,351,063	Q3 2010
170255AS2	14,686,766	14,580,345		(106,421)	14,580,345	12,626,625	Q3 2010
36185MEG3	14,702,269	14,698,050		(4,219)	14,698,050	13,749,795	Q3 2010
12669YAH5	15,042,278	14,902,664		(139,614)	14,902,664	11,353,622	Q3 2010
12543UAE2	14,985,389	14,972,823		(12,566)	14,972,823	13,808,141	Q3 2010
46628YBP4	15,292,671	15,243,202		(49,469)	15,243,202	10,564,104	Q3 2010
12544DAQ2	15,349,276	15,280,254		(69,022)	15,280,254	10,370,642	Q3 2010
94985LAD7	15,362,213	15,357,526		(4,687)	15,357,526	11,807,387	Q3 2010

B-138	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
94983BAP4	$15,420,761	$15,412,865		$(7,897)	$15,412,865	$12,098,625	Q3 2010
02151NBA9	15,606,580	15,520,065		(86,515)	15,520,065	12,120,095	Q3 2010
17025AAB8	16,283,347	15,828,040		(455,307)	15,828,040	16,699,980	Q3 2010
05948KC98	17,319,534	17,277,034		(42,499)	17,277,034	14,358,801	Q3 2010
05948KF20	17,618,032	17,564,850		(53,182)	17,564,850	15,131,075	Q3 2010
749577AL6	18,139,489	18,074,251		(65,238)	18,074,251	10,410,837	Q3 2010
02148YAD6	18,639,155	18,554,515		(84,640)	18,554,515	17,726,264	Q3 2010
12667GFT5	18,726,582	18,576,104		(150,477)	18,576,104	13,843,487	Q3 2010
12669YAF9	19,610,253	19,399,149		(211,104)	19,399,149	10,066,709	Q3 2010
949837BE7	19,849,775	19,801,904		(47,870)	19,801,904	15,333,220	Q3 2010
12667GW74	19,818,397	19,813,092		(5,305)	19,813,092	15,345,380	Q3 2010
12667F5Z4	21,428,561	21,294,549		(134,012)	21,294,549	17,673,695	Q3 2010
12544DAK5	21,491,809	21,405,725		(86,084)	21,405,725	16,578,519	Q3 2010
02149HAK6	21,864,991	21,660,002		(204,989)	21,660,002	20,699,706	Q3 2010
94985WAP6	21,974,515	21,939,669		(34,846)	21,939,669	19,201,255	Q3 2010
12667GQA4	22,343,996	22,294,347		(49,649)	22,294,347	16,792,289	Q3 2010
02148FAW5	24,307,551	23,980,519		(327,032)	23,980,519	19,215,067	Q3 2010
12667F7D1	24,953,037	24,876,150		(76,887)	24,876,150	19,505,863	Q3 2010
949837CC0	25,539,157	25,444,549		(94,608)	25,444,549	19,255,931	Q3 2010
74958BAH5	25,685,855	25,561,877		(123,978)	25,561,877	18,927,974	Q3 2010
16163BAP9	28,686,716	28,528,270		(158,446)	28,528,270	23,782,605	Q3 2010
94985JCA6	28,644,151	28,584,900		(59,251)	28,584,900	25,770,990	Q3 2010
46628YBK5	29,077,252	29,054,422		(22,830)	29,054,422	14,702,251	Q3 2010
94985JBR0	29,257,811	29,169,352		(88,458)	29,169,352	13,110,447	Q3 2010
12667GLE1	29,623,764	29,503,475		(120,289)	29,503,475	24,393,453	Q3 2010
12544LAK7	30,863,683	30,752,256		(111,427)	30,752,256	27,918,624	Q3 2010
02151FAD1	35,662,487	35,631,440		(31,047)	35,631,440	26,756,800	Q3 2010
94984HAC9	37,354,109	36,448,626		(905,483)	36,448,626	32,702,779	Q3 2010
74957XAF2	36,832,899	36,774,560		(58,339)	36,774,560	28,287,752	Q3 2010
94985WBL4	36,958,147	36,857,659		(100,488)	36,857,659	27,838,397	Q3 2010
17025JAB9	37,271,990	36,891,974		(380,015)	36,891,974	34,077,959	Q3 2010
12545CAU4	37,511,851	37,191,320		(320,531)	37,191,320	34,835,400	Q3 2010
12667F2J3	39,544,156	39,164,430		(379,725)	39,164,430	32,915,608	Q3 2010
161631AV8	40,692,742	40,504,204		(188,539)	40,504,204	32,871,977	Q3 2010
12543UAD4	42,273,632	42,132,737		(140,895)	42,132,737	23,735,250	Q3 2010
02147QAE2	43,134,015	42,336,150		(797,865)	42,336,150	37,748,150	Q3 2010
12670AAF8	45,917,985	45,587,433		(330,552)	45,587,433	37,380,393	Q3 2010
12544AAC9	48,512,531	48,193,800		(318,731)	48,193,800	28,169,900	Q3 2010
94985JAB6	48,450,962	48,327,700		(123,262)	48,327,700	30,442,250	Q3 2010
74958EAD8	48,969,169	48,804,200		(164,969)	48,804,200	41,046,800	Q3 2010
12667GJR5	50,995,614	50,818,362		(177,252)	50,818,362	37,041,360	Q3 2010
94985RAP7	61,403,193	61,264,640		(138,553)	61,264,640	44,305,600	Q3 2010
12667GFB4	66,405,357	66,349,512		(55,845)	66,349,512	52,004,355	Q3 2010
12667GBA0	67,787,544	67,607,741		(179,803)	67,607,741	51,342,736	Q3 2010
949837AF5	68,594,272	68,455,886		(138,386)	68,455,886	41,453,035	Q3 2010
94985WAQ4	72,997,980	72,781,248		(216,732)	72,781,248	57,469,842	Q3 2010
94986AAC2	110,671,126	110,256,395		(414,731)	110,256,395	97,475,610	Q3 2010
05948KF38	8,102,922	8,008,653		(94,269)	8,008,653	7,523,260	Q3 2010
02660TFM0	10,000,000	9,111,833		(888,167)	9,111,833	5,875,731	Q2 2010
05947UJV1	230,773	—		(230,773)	—	250,062	Q2 2010
05947UWD6	3,887	—	*	(3,887)	—	17	Q2 2010
38500XAL6	19,569,620	1,200,000		(18,369,620)	1,200,000	1,200,000	Q2 2010
38500XAM4	1,390,890	—	*	(1,390,890)	—	180,390	Q2 2010
525221JV0	1,204,722	1,143,027		(61,695)	1,143,027	1,389,414	Q2 2010
61749EAE7	20,521,789	19,037,308		(1,484,481)	19,037,308	16,444,615	Q2 2010
02147QAE2	43,607,310	43,250,000		(357,310)	43,250,000	36,456,645	Q2 2010

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-139

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
02148FAW5	$24,764,882	$24,744,699	$(20,183)	$24,744,699	$18,944,847	Q2 2010
02148YAD6	18,959,037	18,754,083	(204,954)	18,754,083	17,217,844	Q2 2010
02149HAK6	22,147,214	21,909,031	(238,183)	21,909,031	20,032,454	Q2 2010
02151CBD7	25,594,706	25,322,620	(272,086)	25,322,620	21,171,746	Q2 2010
02151FAD1	36,260,450	35,708,000	(552,450)	35,708,000	25,848,640	Q2 2010
05948KB65	9,775,591	9,767,580	(8,011)	9,767,580	6,880,762	Q2 2010
05948KC98	17,486,605	17,465,528	(21,077)	17,465,528	13,745,026	Q2 2010
05948KF20	17,769,200	17,751,754	(17,446)	17,751,754	15,634,741	Q2 2010
05948KKZ1	4,669,696	4,553,585	(116,111)	4,553,585	3,037,480	Q2 2010
05948KLA5	943,050	848,321	(94,729)	848,321	925,782	Q2 2010
05948KP37	10,605,841	10,530,759	(75,082)	10,530,759	8,290,079	Q2 2010
05949AMP2	840,574	727,190	(113,384)	727,190	1,437,741	Q2 2010
12543UAD4	42,348,982	42,321,343	(27,639)	42,321,343	22,970,474	Q2 2010
12543UAE2	15,120,338	15,014,740	(105,598)	15,014,740	8,284,514	Q2 2010
12543XAD8	24,672,024	24,630,000	(42,024)	24,630,000	18,013,338	Q2 2010
12544DAK5	21,554,275	21,486,386	(67,889)	21,486,386	15,740,814	Q2 2010
12544DAQ2	15,401,721	15,360,128	(41,593)	15,360,128	10,058,344	Q2 2010
12544LAK7	30,938,839	30,854,400	(84,439)	30,854,400	26,452,928	Q2 2010
12544RAL2	8,678,575	8,663,000	(15,575)	8,663,000	6,057,710	Q2 2010
12545CAU4	37,809,701	37,548,000	(261,701)	37,548,000	32,720,240	Q2 2010
12667F7D1	25,272,217	25,220,610	(51,607)	25,220,610	19,089,165	Q2 2010
12667FMJ1	18,249,039	16,795,987	(1,453,052)	16,795,987	9,771,574	Q2 2010
12667FR98	2,402,990	1,819,641	(583,349)	1,819,641	1,365,102	Q2 2010
12667FYZ2	14,897,374	13,912,931	(984,443)	13,912,931	5,145,385	Q2 2010
12667G8B2	87,218	68,304	(18,914)	68,304	177,785	Q2 2010
12667GBA0	68,402,008	68,282,640	(119,368)	68,282,640	50,138,543	Q2 2010
12667GFB4	67,048,513	66,949,823	(98,690)	66,949,823	50,786,923	Q2 2010
12667GFT5	18,766,761	18,741,443	(25,318)	18,741,443	13,010,285	Q2 2010
12667GJG9	16,197,696	16,150,982	(46,714)	16,150,982	11,650,232	Q2 2010
12667GJR5	50,615,994	50,483,550	(132,444)	50,483,550	35,617,692	Q2 2010
12667GKE2	14,577,494	14,515,865	(61,629)	14,515,865	7,914,878	Q2 2010
12667GLE1	29,905,071	29,881,712	(23,359)	29,881,712	23,880,078	Q2 2010
12667GQA4	22,506,298	22,460,394	(45,904)	22,460,394	16,292,248	Q2 2010
12667GUG6	6,374,893	6,339,105	(35,788)	6,339,105	5,439,295	Q2 2010
12667GW74	19,961,817	19,886,000	(75,817)	19,886,000	14,816,578	Q2 2010
12668AAG0	17,380,632	17,270,938	(109,694)	17,270,938	16,458,570	Q2 2010
126694JS8	27,851,078	27,774,433	(76,645)	27,774,433	11,456,916	Q2 2010
12669DN79	4,405,292	4,358,244	(47,048)	4,358,244	2,268,827	Q2 2010
12669DN87	1,232,118	1,116,045	(116,073)	1,116,045	1,266,465	Q2 2010
12669E4W3	2,888,994	2,881,803	(7,191)	2,881,803	2,594,890	Q2 2010
12669YAF9	19,667,671	19,608,000	(59,671)	19,608,000	9,585,698	Q2 2010
12669YAH5	15,357,306	15,079,800	(277,506)	15,079,800	10,946,251	Q2 2010
12669YAX0	14,918,393	14,647,080	(271,313)	14,647,080	6,992,192	Q2 2010
161631AV8	40,839,369	40,694,486	(144,883)	40,694,486	31,252,349	Q2 2010
16163BAP9	28,792,721	28,700,550	(92,171)	28,700,550	23,400,306	Q2 2010
170255AS2	14,759,899	14,701,500	(58,399)	14,701,500	11,982,225	Q2 2010
17025AAB8	16,181,831	16,172,000	(9,831)	16,172,000	14,520,234	Q2 2010
17307G4H8	8,933,129	8,323,160	(609,969)	8,323,160	6,853,426	Q2 2010
17312FAD5	9,835,339	9,813,000	(22,339)	9,813,000	7,749,916	Q2 2010
251510ET6	3,857,397	3,772,604	(84,793)	3,772,604	1,528,953	Q2 2010
32051GDH5	3,252,876	1,786,149	(1,466,727)	1,786,149	3,463,472	Q2 2010
32051GFL4	7,483,229	7,445,103	(38,126)	7,445,103	5,640,328	Q2 2010
32051GVL6	25,285,339	24,685,122	(600,217)	24,685,122	20,274,599	Q2 2010
36185MEG3	14,806,237	14,698,500	(107,737)	14,698,500	13,133,460	Q2 2010
3622MPAN8	28,614,151	28,411,588	(202,563)	28,411,588	23,067,594	Q2 2010
362669AQ6	10,054,269	10,017,389	(36,880)	10,017,389	7,067,147	Q2 2010

B-140	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
45660LPD5	$13,629,843	$13,624,200		$(5,643)	$13,624,200	$9,771,779	Q2 2010
46628YBP4	15,318,147	15,300,702		(17,445)	15,300,702	10,182,346	Q2 2010
52521RAS0	2,469,848	2,467,918		(1,930)	2,467,918	1,344,928	Q2 2010
576434JM7	5,886,943	5,653,674		(233,269)	5,653,674	3,250,454	Q2 2010
576434SW5	8,120,545	7,355,638		(764,907)	7,355,638	6,446,802	Q2 2010
74951PEA2	597,326	543,209		(54,117)	543,209	436,786	Q2 2010
74957EAF4	38,358,479	38,293,596		(64,883)	38,293,596	31,920,863	Q2 2010
74957VAQ2	22,202,597	22,177,240		(25,357)	22,177,240	18,773,771	Q2 2010
749583AH3	10,118,223	10,072,116		(46,107)	10,072,116	4,455,192	Q2 2010
74958BAH5	25,784,859	25,728,036		(56,823)	25,728,036	18,448,619	Q2 2010
74958EAD8	49,154,795	48,980,000		(174,795)	48,980,000	39,845,220	Q2 2010
76110H5M7	91,144	90,400		(744)	90,400	99,457	Q2 2010
76110HHB8	2,928,571	2,269,149		(659,422)	2,269,149	1,574,575	Q2 2010
76110HNQ8	3,116,679	3,024,481		(92,198)	3,024,481	1,883,540	Q2 2010
76110HSG5	6,516,403	6,414,262		(102,141)	6,414,262	3,841,482	Q2 2010
76110HSH3	1,800,187	1,733,449		(66,738)	1,733,449	604,826	Q2 2010
761118PQ5	12,207,070	12,192,106		(14,964)	12,192,106	9,685,647	Q2 2010
94980KAQ5	547,902	379,172		(168,730)	379,172	609,386	Q2 2010
949837AF5	68,992,674	68,564,059		(428,615)	68,564,059	39,882,612	Q2 2010
949837BE7	19,954,665	19,833,968		(120,697)	19,833,968	14,590,502	Q2 2010
949837BK3	8,580,092	8,527,305		(52,787)	8,527,305	6,364,555	Q2 2010
949837CC0	25,681,333	25,528,998		(152,335)	25,528,998	18,373,777	Q2 2010
94984XAB6	9,481,753	9,414,256		(67,497)	9,414,256	5,064,834	Q2 2010
94984XAD2	7,840,833	7,784,280		(56,553)	7,784,280	4,191,274	Q2 2010
94984XAM2	11,969,285	11,883,922		(85,363)	11,883,922	7,797,417	Q2 2010
94985JAB6	48,678,798	48,455,000		(223,798)	48,455,000	29,726,700	Q2 2010
94985JBR0	29,415,431	29,263,940		(151,491)	29,263,940	12,762,503	Q2 2010
94985JCA6	28,823,651	28,677,000		(146,651)	28,677,000	24,438,870	Q2 2010
94985RAP7	61,723,029	61,427,200		(295,829)	61,427,200	44,165,632	Q2 2010
94985WAP6	22,493,083	22,415,762		(77,321)	22,415,762	19,308,138	Q2 2010
94985WAQ4	72,279,028	71,850,942		(428,086)	71,850,942	30,769,004	Q2 2010
94985WBL4	37,110,835	36,927,295		(183,540)	36,927,295	27,557,573	Q2 2010
94986AAC2	111,161,847	110,675,500		(486,347)	110,675,500	92,731,400	Q2 2010
059512AM5	26,404,034	—	²	(19,923,125)	6,480,909	6,480,909	Q2 2010
19075CAJ2	10,031,998	—	²	(5,248,178)	4,783,820	4,783,820	Q2 2010
19075CAK9	5,761,021	—	²	(385,711)	5,375,310	5,375,310	Q2 2010
19075CAN3	454,802	—	²	(4,802)	450,000	450,000	Q2 2010
36246LAH4	19,769,386	—	²	(9,647,006)	10,122,380	10,122,380	Q2 2010
36246LAJ0	17,703,838	—	²	(9,099,438)	8,604,400	8,604,400	Q2 2010
52108RAG7	28,021,097	—	²	(5,282,325)	22,738,772	22,738,772	Q2 2010
55313KAJ0	1,755,398	—	²	(84,954)	1,670,444	1,670,444	Q2 2010
55313KAJ0	1,789,364	—	²	(118,920)	1,670,444	1,670,444	Q2 2010
55313KAJ0	3,863,753	—	²	(105,254)	3,758,499	3,758,499	Q2 2010
61746WFS4	2,614,031	—	²	(104,456)	2,509,575	2,509,575	Q2 2010
92978YAK6	9,765,193	—	²	(5,334,123)	4,431,070	4,431,070	Q2 2010
92978YAN0	2,880,921	—	²	(222,411)	2,658,510	2,658,510	Q2 2010
92978YAT7	1,640,163	—	²	(265,163)	1,375,000	1,375,000	Q2 2010
00253CHY6	3,147,874	3,121,443		(26,431)	3,121,443	1,069,028	Q2 2010
03072SQV0	1,528,576	1,058,958		(469,618)	1,058,958	432,209	Q2 2010
03762AAG4	3,000,000	2,290,278		(709,722)	2,290,278	473,700	Q2 2010
03762CAC9	5,584,298	3,524,267		(2,060,031)	3,524,267	868,500	Q2 2010
03762CAD7	1,266,130	1,058,868		(207,262)	1,058,868	609,000	Q2 2010
03762GAC0	2,005,088	1,849,219		(155,869)	1,849,219	1,020,600	Q2 2010
05947UY28	3,872,411	3,536,539		(335,872)	3,536,539	2,304,160	Q2 2010
05950VAT7	5,719,149	1,716,939		(4,002,210)	1,716,939	684,000	Q2 2010
05950XAN6	8,880,703	113,574		(8,767,129)	113,574	5,829,948	Q2 2010

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-141

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
07383F4H8	$4,215,294	$2,999,442	$(1,215,852)	$2,999,442	$2,092,997	Q2 2010
07383F6U7	5,012,020	4,551,163	(460,857)	4,551,163	2,193,960	Q2 2010
07387BEP4	4,526,623	2,598,305	(1,928,318)	2,598,305	1,022,967	Q2 2010
07387BEQ2	1,586,185	1,037,442	(548,743)	1,037,442	1,538,635	Q2 2010
07387BFZ1	2,845,351	2,806,498	(38,853)	2,806,498	994,117	Q2 2010
07387BGA5	1,043,338	704,201	(339,137)	704,201	475,037	Q2 2010
07388PAQ4	684,280	539,480	(144,800)	539,480	550,000	Q2 2010
07388RAK3	4,401,107	4,183,273	(217,834)	4,183,273	2,069,025	Q2 2010
07388RAL1	8,100,749	1,863,914	(6,236,835)	1,863,914	2,004,431	Q2 2010
07388RAM9	7,968,701	765,096	(7,203,605)	765,096	1,874,997	Q2 2010
07388RAN7	1,282,927	230,554	(1,052,373)	230,554	1,767,880	Q2 2010
07388RAP2	566,417	157,102	(409,315)	157,102	520,000	Q2 2010
07388VAL2	11,525,006	10,970,227	(554,779)	10,970,227	3,277,402	Q2 2010
07388YBE1	1,156,869	1,027,849	(129,020)	1,027,849	718,053	Q2 2010
12513YAL4	9,675,666	5,017,599	(4,658,067)	5,017,599	2,571,440	Q2 2010
12513YAM2	5,896,605	4,533,599	(1,363,006)	4,533,599	6,280,559	Q2 2010
12513YAP5	426,721	—	(426,721)	—	525,000	Q2 2010
126171AQ0	4,279,102	3,221,462	(1,057,640)	3,221,462	1,587,060	Q2 2010
126671R73	4,136,680	1,903,429	(2,233,251)	1,903,429	1,441,915	Q2 2010
14986DAR1	16,842,252	12,454,676	(4,387,576)	12,454,676	3,947,228	Q2 2010
14986DAT7	20,095,834	4,270,382	(15,825,452)	4,270,382	4,591,840	Q2 2010
161546DN3	629,467	370,153	(259,314)	370,153	352,676	Q2 2010
161546GN0	2,474,742	2,218,390	(256,352)	2,218,390	1,496,551	Q2 2010
161546HW9	2,109,796	1,916,133	(193,663)	1,916,133	877,420	Q2 2010
17310MAQ3	11,543,931	10,977,840	(566,091)	10,977,840	2,437,350	Q2 2010
17310MAS9	869,195	658,119	(211,076)	658,119	524,056	Q2 2010
190749AN1	454,683	—	(454,683)	—	334,555	Q2 2010
20047EAM4	17,809,954	2,262,744	(15,547,210)	2,262,744	7,551,052	Q2 2010
20047EAP7	1,939,562	86,050	(1,853,512)	86,050	4,187,072	Q2 2010
20173MAQ3	543,825	409,714	(134,111)	409,714	450,000	Q2 2010
20173QAN1	8,868,964	6,470,937	(2,398,027)	6,470,937	2,766,705	Q2 2010
20173QAQ4	1,819,040	1,504,220	(314,820)	1,504,220	964,680	Q2 2010
21075WBA2	1,992,829	1,695,008	(297,821)	1,695,008	1,755,083	Q2 2010
21075WCJ2	1,024,488	991,680	(32,808)	991,680	919,230	Q2 2010
22544QAK5	7,527,566	3,664,397	(3,863,169)	3,664,397	4,856,256	Q2 2010
22544QAM1	1,598,153	928,636	(669,517)	928,636	4,888,517	Q2 2010
22544QAN9	462,771	405,235	(57,536)	405,235	2,008,916	Q2 2010
22544QAP4	260,514	141,114	(119,400)	141,114	1,063,716	Q2 2010
22544QAQ2	432,694	—	(432,694)	—	1,627,740	Q2 2010
225458SA7	18,121,902	2,904,026	(15,217,876)	2,904,026	2,131,445	Q2 2010
225458SB5	9,869,737	—	(9,869,737)	—	1,281,595	Q2 2010
225470G80	9,885,679	9,314,838	(570,841)	9,314,838	3,586,580	Q2 2010
225470H22	829,081	674,362	(154,719)	674,362	930,776	Q2 2010
294751CV2	1,421,894	1,210,588	(211,306)	1,210,588	325,129	Q2 2010
361849K84	7,525,132	4,018,985	(3,506,147)	4,018,985	4,018,985	Q2 2010
361849K92	7,623,154	—	(7,623,154)	—	3,325,906	Q2 2010
361849S29	4,640,299	2,288,639	(2,351,660)	2,288,639	2,291,990	Q2 2010
36228CXK4	14,004,526	6,878,135	(7,126,391)	6,878,135	2,100,000	Q2 2010
3622MSAC6	935,442	768,560	(166,882)	768,560	450,000	Q2 2010
362332AT5	166,263	—	(166,263)	—	2,198,895	Q2 2010
36298JAA1	27,099,044	24,822,176	(2,276,868)	24,822,176	12,400,025	Q2 2010
36298JAC7	5,139,995	1,949,799	(3,190,196)	1,949,799	1,200,000	Q2 2010
42332QAN3	1,680,985	861,180	(819,805)	861,180	220,625	Q2 2010
449670FA1	1,137,158	989,132	(148,026)	989,132	824,067	Q2 2010
46625M2W8	1,190,469	1,035,452	(155,017)	1,035,452	172,779	Q2 2010
46625M2Y4	304,618	148,459	(156,159)	148,459	166,916	Q2 2010

B-142	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
46625MQ85	$1,454,205	$1,055,723		$(398,482)	$1,055,723	$129,182	Q2 2010
46625MQ93	263,036	—	*	(263,036)	—	121,269	Q2 2010
46625MUJ6	3,233,936	2,328,338		(905,598)	2,328,338	915,605	Q2 2010
46625MZH5	1,098,149	973,556		(124,593)	973,556	600,519	Q2 2010
46625MZJ1	229,904	—	*	(229,904)	—	480,692	Q2 2010
46625YC68	1,920,693	1,211,550		(709,143)	1,211,550	801,566	Q2 2010
46625YQ63	5,852,943	4,691,374		(1,161,569)	4,691,374	2,214,827	Q2 2010
46625YQ89	1,091,980	539,080		(552,900)	539,080	1,126,233	Q2 2010
46625YQ97	652,152	415,318		(236,834)	415,318	1,398,630	Q2 2010
46628FAU5	4,912,849	4,049,667		(863,182)	4,049,667	1,006,440	Q2 2010
46629GAQ1	3,896,818	3,365,021		(531,797)	3,365,021	1,352,515	Q2 2010
46629PAU2	2,702,265	690,309		(2,011,956)	690,309	983,460	Q2 2010
46629YAM1	13,707,049	8,592,792		(5,114,257)	8,592,792	6,450,580	Q2 2010
46630AAC2	688,305	577,839		(110,466)	577,839	595,000	Q2 2010
46630AAG3	354,138	345,685		(8,453)	345,685	360,000	Q2 2010
46631BAM7	9,824,117	7,639,563		(2,184,554)	7,639,563	3,573,100	Q2 2010
46631BAN5	20,305,019	5,730,812		(14,574,207)	5,730,812	8,501,437	Q2 2010
46631BAP0	3,520,588	2,243,276		(1,277,312)	2,243,276	3,436,631	Q2 2010
46632HAQ4	644,565	523,138		(121,427)	523,138	487,451	Q2 2010
46632HAR2	1,000,083	789,774		(210,309)	789,774	968,281	Q2 2010
50179AAM9	2,402,327	1,391,550		(1,010,777)	1,391,550	480,000	Q2 2010
50180CAM2	2,358,833	2,090,558		(268,275)	2,090,558	1,991,243	Q2 2010
50180JAK1	20,070,456	17,763,790		(2,306,666)	17,763,790	4,400,140	Q2 2010
50180JAL9	3,748,058	176,580		(3,571,478)	176,580	840,000	Q2 2010
50180JAM7	1,106,615	432,446		(674,169)	432,446	1,700,000	Q2 2010
50180JAR6	308,480	212,024		(96,456)	212,024	840,000	Q2 2010
52108HV76	5,010,652	4,725,295		(285,357)	4,725,295	1,674,835	Q2 2010
52108HZ80	4,919,590	1,306,664		(3,612,926)	1,306,664	1,793,141	Q2 2010
52108MDU4	2,403,634	1,590,363		(813,271)	1,590,363	977,760	Q2 2010
52108MGC1	4,348,789	3,833,542		(515,247)	3,833,542	923,270	Q2 2010
52108MGD9	4,934,933	577,539		(4,357,394)	577,539	497,400	Q2 2010
52108RCK6	6,079,350	2,445,872		(3,633,478)	2,445,872	853,528	Q2 2010
525221JV0	1,204,722	1,143,027		(61,695)	1,143,027	1,219,341	Q2 2010
52522HAL6	33,516,549	32,632,083		(884,466)	32,632,083	18,025,164	Q2 2010
53944MAC3	589,299	230,382		(358,917)	230,382	420,000	Q2 2010
55312TAH6	7,043,679	4,110,302		(2,933,377)	4,110,302	2,912,630	Q2 2010
55312VAR9	19,759,184	12,962,511		(6,796,673)	12,962,511	5,571,293	Q2 2010
55312YAH5	7,938,163	7,162,925		(775,238)	7,162,925	4,310,000	Q2 2010
55312YAJ1	1,059,807	891,680		(168,127)	891,680	2,550,000	Q2 2010
55313KAH4	9,999,723	8,754,244		(1,245,479)	8,754,244	4,566,120	Q2 2010
59022HBX9	10,266,655	10,211,952		(54,703)	10,211,952	4,731,891	Q2 2010
59023BAN4	1,021,114	1,018,056		(3,058)	1,018,056	770,000	Q2 2010
60687UAM9	3,361,402	2,705,553		(655,849)	2,705,553	1,074,526	Q2 2010
60687VAN5	32,425	27,267		(5,158)	27,267	749,891	Q2 2010
617451FW4	3,284,135	3,248,440		(35,695)	3,248,440	549,494	Q2 2010
61745M6T5	6,514,086	5,299,526		(1,214,560)	5,299,526	2,651,250	Q2 2010
61745MX57	2,849,974	2,608,523		(241,451)	2,608,523	1,120,443	Q2 2010
61749MAG4	108,945	92,067		(16,878)	92,067	345,736	Q2 2010
61750HAN6	2,178,763	1,209,245		(969,518)	1,209,245	753,703	Q2 2010
61750YAF6	32,430,105	32,248,898		(181,207)	32,248,898	26,973,444	Q2 2010
61751NAQ5	1,387,727	864,604		(523,123)	864,604	805,440	Q2 2010
61751NAR3	714,999	378,635		(336,364)	378,635	400,000	Q2 2010
61751XAJ9	3,806,023	1,176,416		(2,629,607)	1,176,416	2,239,730	Q2 2010
61751XAK6	991,153	807,197		(183,956)	807,197	2,016,340	Q2 2010
61751XAL4	287,819	225,267		(62,552)	225,267	687,532	Q2 2010
61754KAP0	2,678,454	2,541,397		(137,057)	2,541,397	3,684,741	Q2 2010

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-143

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
643529AD2	$12,102,280	$11,103,196		$(999,084)	$11,103,196	$8,263,928	Q2 2010
74438WAN6	1,082,617	400,684		(681,933)	400,684	35,420	Q2 2010
760985YY1	831,763	605,023		(226,740)	605,023	143,230	Q2 2010
76110WRX6	1,417,999	758,223		(659,776)	758,223	583,292	Q2 2010
86359B4V0	21,641,235	20,762,501		(878,734)	20,762,501	14,349,507	Q2 2010
86359DMX2	49,984,375	47,927,368		(2,057,007)	47,927,368	32,510,440	Q2 2010
87222PAE3	29,238,524	28,382,087		(856,437)	28,382,087	15,820,916	Q2 2010
92977QAM0	20,053,514	10,149,716		(9,903,798)	10,149,716	5,842,480	Q2 2010
92978MAL0	11,091,220	10,867,453		(223,767)	10,867,453	4,429,080	Q2 2010
92978MAN6	7,874,789	1,282,000		(6,592,789)	1,282,000	5,840,200	Q2 2010
92978MAT3	130,171	—		(130,171)	—	435,680	Q2 2010
92978TAK7	20,062,978	14,704,038		(5,358,940)	14,704,038	5,308,880	Q2 2010
92978TAL5	22,273,467	4,978,080		(17,295,387)	4,978,080	6,427,860	Q2 2010
92978TAM3	5,018,168	4,288,449		(729,719)	4,288,449	5,558,910	Q2 2010
93934DAR8	63,646	54,032		(9,614)	54,032	44,885	Q2 2010
94352LAA8	753,269	703,329		(49,940)	703,329	780,244	Q2 2010
94352MAG3	10,000,000	8,713,521		(1,286,479)	8,713,521	2,076,900	Q2 2010
939344AN7	6,065,430	—	²	(1,272,720)	4,792,710	4,792,710	Q2 2010
36246LAH4	10,122,380	—	²	(718,760)	9,403,620	9,403,620	Q2 2010
52108RAG7	22,738,772	—	²	(1,975,596)	20,763,176	20,763,176	Q2 2010
55313KAJ0	7,099,387	—	²	(54,774)	7,044,613	7,044,613	Q2 2010
61746WFS4	2,509,576	—	²	(80,894)	2,428,682	2,428,682	Q2 2010
92978YAK6	4,431,070	—	²	(1,091,120)	3,339,950	3,339,950	Q2 2010
92978YAN0	2,658,510	—	²	(314,085)	2,344,425	2,344,425	Q2 2010
00253CHK6	2,245,378	1,955,804		(289,574)	1,955,804	1,174,423	Q1 2010
74040KAC6	6,795,019	—	²	(2,859,085)	3,935,934	3,935,934	Q1 2010
03702YAC4	25,200	—	²	(10,800)	14,400	14,400	Q1 2010
55312TAR4	650,808	—	²	(165,128)	485,680	485,680	Q1 2010
00253CHZ3	1,380,622	1,351,331		(29,291)	1,351,331	674,212	Q1 2010
02147QAE2	45,092,898	43,634,925		(1,457,973)	43,634,925	35,987,230	Q1 2010
02148FAW5	26,144,301	25,008,260		(1,136,041)	25,008,260	18,776,720	Q1 2010
02148YAD6	19,568,230	18,986,984		(581,246)	18,986,984	17,070,532	Q1 2010
02149HAK6	23,392,360	22,157,145		(1,235,215)	22,157,145	19,738,678	Q1 2010
02151CBD7	27,542,769	25,854,585		(1,688,184)	25,854,585	23,165,668	Q1 2010
02151FAD1	37,054,586	36,269,400		(785,186)	36,269,400	25,475,656	Q1 2010
02151NBA9	17,316,643	15,671,369		(1,645,274)	15,671,369	8,688,977	Q1 2010
03072SQV0	2,402,016	1,539,826		(862,190)	1,539,826	447,980	Q1 2010
036510AB1	2,640,442	2,216,364		(424,078)	2,216,364	502,060	Q1 2010
03762CAC9	9,000,000	5,654,271		(3,345,729)	5,654,271	1,626,300	Q1 2010
03762CAD7	6,000,000	1,372,918		(4,627,082)	1,372,918	1,165,200	Q1 2010
03762GAC0	10,500,000	2,177,454		(8,322,546)	2,177,454	2,088,450	Q1 2010
03762GAE6	2,700,000	374,568		(2,325,432)	374,568	610,740	Q1 2010
05947UMP0	220,115	—	*	(220,115)	—	268,157	Q1 2010
05947UMQ8	40,439	—	*	(40,439)	—	7,346	Q1 2010
05947UVZ8	318,015	298,794		(19,221)	298,794	11,341	Q1 2010
05947UWA2	160,955	—	*	(160,955)	—	5,670	Q1 2010
05947UWB0	38,213	—	*	(38,213)	—	11	Q1 2010
05947UWC8	37,462	—	*	(37,462)	—	11	Q1 2010
05947UY28	4,010,191	3,876,118		(134,073)	3,876,118	2,551,720	Q1 2010
05947UY51	7,831,831	68,014		(7,763,817)	68,014	4,118,618	Q1 2010
05947UY77	9,757,427	86,694		(9,670,733)	86,694	2,848,530	Q1 2010
05948KB65	9,967,742	9,779,206		(188,536)	9,779,206	6,793,636	Q1 2010
05948KC98	17,655,061	17,488,890		(166,171)	17,488,890	13,601,691	Q1 2010
05948KF20	17,999,982	17,770,893		(229,089)	17,770,893	15,539,459	Q1 2010
05948KLA5	1,682,897	966,410		(716,487)	966,410	922,443	Q1 2010
05948KP37	10,677,570	10,605,671		(71,899)	10,605,671	8,190,960	Q1 2010

B-144	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
05949AA67	$4,729,113	$2,495,578	$(2,233,535)	$2,495,578	$3,005,167	Q1 2010
05949AA75	255,894	251,887	(4,007)	251,887	430,578	Q1 2010
05949AM23	1,731,479	910,147	(821,332)	910,147	1,872,146	Q1 2010
05949AM31	358,619	174,351	(184,268)	174,351	328,060	Q1 2010
05949AMN7	6,185,487	5,227,430	(958,057)	5,227,430	4,028,445	Q1 2010
05949AMP2	2,112,024	867,709	(1,244,315)	867,709	1,432,633	Q1 2010
05949TBF5	19,631,054	19,565,964	(65,090)	19,565,964	16,488,408	Q1 2010
059500AM0	223,440	187,083	(36,357)	187,083	223,440	Q1 2010
05950XAN6	12,038,356	8,926,103	(3,112,253)	8,926,103	5,155,668	Q1 2010
059511AM7	1,289,986	1,249,704	(40,282)	1,249,704	1,392,444	Q1 2010
059511AS4	1,188,469	1,011,351	(177,118)	1,011,351	1,314,724	Q1 2010
059511AU9	1,414,062	1,236,027	(178,035)	1,236,027	1,730,310	Q1 2010
07383F5T1	4,790,399	4,327,654	(462,745)	4,327,654	1,797,485	Q1 2010
07387BGA5	1,400,027	1,067,771	(332,256)	1,067,771	394,127	Q1 2010
07388RAN7	2,618,137	1,403,761	(1,214,376)	1,403,761	1,527,310	Q1 2010
07388RAP2	923,296	652,661	(270,635)	652,661	585,000	Q1 2010
07388YBC5	1,667,650	1,652,127	(15,523)	1,652,127	1,013,894	Q1 2010
07388YBE1	1,280,301	1,239,645	(40,656)	1,239,645	651,277	Q1 2010
12513YAL4	10,033,170	9,682,091	(351,079)	9,682,091	2,297,280	Q1 2010
12513YAM2	16,421,411	6,213,015	(10,208,396)	6,213,015	5,320,833	Q1 2010
12513YAP5	668,265	489,748	(178,517)	489,748	550,000	Q1 2010
12513YAR1	10,266,538	114,284	(10,152,254)	114,284	4,599,900	Q1 2010
12543UAE2	15,131,563	15,127,220	(4,343)	15,127,220	8,170,711	Q1 2010
12543XAD8	24,797,903	24,672,225	(125,678)	24,672,225	18,039,990	Q1 2010
12544ABJ3	13,091,155	12,070,878	(1,020,277)	12,070,878	12,263,022	Q1 2010
12544DAK5	21,675,290	21,552,653	(122,637)	21,552,653	15,549,424	Q1 2010
12544DAQ2	15,572,064	15,404,221	(167,843)	15,404,221	9,926,487	Q1 2010
12558MBP6	4,464,218	2,194,447	(2,269,771)	2,194,447	1,602,262	Q1 2010
12566RAG6	38,921,572	36,322,540	(2,599,032)	36,322,540	29,557,714	Q1 2010
126378AG3	13,400,744	11,953,260	(1,447,484)	11,953,260	9,307,516	Q1 2010
126378AH1	14,653,389	13,107,947	(1,545,442)	13,107,947	8,948,331	Q1 2010
126670GR3	6,435,271	6,134,841	(300,430)	6,134,841	2,553,352	Q1 2010
126670QT8	3,567,630	3,532,757	(34,873)	3,532,757	1,735,609	Q1 2010
126671TW6	791,031	482,758	(308,273)	482,758	173,299	Q1 2010
12667F4N2	9,827,189	9,686,117	(141,072)	9,686,117	6,712,318	Q1 2010
12667F7D1	25,637,740	25,380,242	(257,498)	25,380,242	18,962,088	Q1 2010
12667FMJ1	19,236,952	18,352,895	(884,057)	18,352,895	9,673,785	Q1 2010
12667FR98	4,326,017	2,464,197	(1,861,820)	2,464,197	1,354,983	Q1 2010
12667FW92	8,268,058	8,092,925	(175,133)	8,092,925	8,186,958	Q1 2010
12667FYZ2	19,181,294	15,089,537	(4,091,757)	15,089,537	5,129,987	Q1 2010
12667G8B2	91,097	88,957	(2,140)	88,957	179,961	Q1 2010
12667GBA0	69,058,015	68,732,995	(325,020)	68,732,995	49,770,826	Q1 2010
12667GFB4	67,640,171	67,336,274	(303,897)	67,336,274	50,440,009	Q1 2010
12667GFT5	19,136,757	18,770,374	(366,383)	18,770,374	12,774,402	Q1 2010
12667GJG9	16,350,299	16,229,555	(120,744)	16,229,555	11,513,931	Q1 2010
12667GJR5	50,384,658	50,284,751	(99,907)	50,284,751	34,930,567	Q1 2010
12667GKE2	14,834,096	14,618,697	(215,399)	14,618,697	7,806,783	Q1 2010
12667GLE1	30,077,725	30,005,580	(72,145)	30,005,580	23,611,971	Q1 2010
12667GQA4	22,619,726	22,510,909	(108,817)	22,510,909	16,091,161	Q1 2010
12667GUG6	6,835,517	6,537,866	(297,651)	6,537,866	5,463,941	Q1 2010
12667GW74	20,027,382	19,963,420	(63,962)	19,963,420	14,633,914	Q1 2010
12668AAG0	18,586,413	17,911,328	(675,085)	17,911,328	16,654,665	Q1 2010
12668ASQ9	27,229,913	25,937,547	(1,292,366)	25,937,547	22,812,379	Q1 2010
12668ASR7	7,317,769	6,886,618	(431,151)	6,886,618	4,037,703	Q1 2010
12669DN79	4,528,692	4,471,443	(57,249)	4,471,443	2,271,979	Q1 2010
12669DN87	1,895,658	1,279,333	(616,325)	1,279,333	1,264,284	Q1 2010

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-145

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
12669E4W3	$4,764,288	$2,964,336	$(1,799,952)	$2,964,336	$2,585,613	Q1 2010
12669EL95	9,268,819	9,039,136	(229,683)	9,039,136	6,425,375	Q1 2010
12669EWY8	9,536,306	9,367,430	(168,876)	9,367,430	6,773,222	Q1 2010
12669EWZ5	2,824,872	1,934,891	(889,981)	1,934,891	1,526,678	Q1 2010
12669G5U1	9,149,772	9,036,280	(113,492)	9,036,280	7,866,346	Q1 2010
12669YAH5	16,359,710	15,365,488	(994,222)	15,365,488	7,308,981	Q1 2010
12669YAX0	15,297,865	14,926,570	(371,295)	14,926,570	6,898,128	Q1 2010
14986DAT7	24,625,401	20,166,978	(4,458,423)	20,166,978	4,189,337	Q1 2010
152314DS6	1,127,221	801,232	(325,989)	801,232	430,502	Q1 2010
152314DT4	340,216	163,344	(176,872)	163,344	285,159	Q1 2010
161546DN3	737,959	631,245	(106,714)	631,245	383,371	Q1 2010
161546DP8	757,971	437,227	(320,744)	437,227	276,098	Q1 2010
161546EC6	1,632,334	737,755	(894,579)	737,755	775,601	Q1 2010
161546ED4	1,026,193	150,374	(875,819)	150,374	122,313	Q1 2010
161546ET9	1,741,926	805,218	(936,708)	805,218	460,741	Q1 2010
161546FK7	2,617,221	1,184,558	(1,432,663)	1,184,558	1,193,016	Q1 2010
161546FY7	2,174,201	1,131,814	(1,042,387)	1,131,814	901,447	Q1 2010
161546GN0	3,527,196	2,676,088	(851,108)	2,676,088	1,565,295	Q1 2010
161546HW9	2,319,369	2,179,089	(140,280)	2,179,089	914,234	Q1 2010
161546HX7	2,309,448	754,383	(1,555,065)	754,383	783,254	Q1 2010
161551FV3	428,801	168,509	(260,292)	168,509	139,347	Q1 2010
161551FW1	102,065	17,042	(85,023)	17,042	6,631	Q1 2010
16163BAP9	28,961,620	28,795,776	(165,844)	28,795,776	23,240,422	Q1 2010
16165LAG5	13,413,371	13,314,507	(98,864)	13,314,507	8,095,071	Q1 2010
16165TBJ1	10,243,892	9,600,706	(643,186)	9,600,706	7,029,679	Q1 2010
17025AAB8	16,388,366	16,154,460	(233,906)	16,154,460	14,346,748	Q1 2010
17307GVK1	11,149,554	10,299,526	(850,028)	10,299,526	7,870,632	Q1 2010
17309YAD9	19,148,250	16,770,460	(2,377,790)	16,770,460	12,633,390	Q1 2010
17310AAR7	32,435,381	32,363,117	(72,264)	32,363,117	21,929,096	Q1 2010
17312FAD5	9,848,853	9,834,560	(14,293)	9,834,560	7,686,453	Q1 2010
190749AN1	1,108,586	511,945	(596,641)	511,945	360,290	Q1 2010
19075CAL7	2,833,371	2,096,747	(736,624)	2,096,747	4,471,046	Q1 2010
19075CAM5	719,222	568,626	(150,596)	568,626	851,135	Q1 2010
19075CAN3	556,895	476,463	(80,432)	476,463	500,000	Q1 2010
19075CAS2	2,932,809	2,400,723	(532,086)	2,400,723	2,419,440	Q1 2010
20047EAP7	2,599,344	2,086,554	(512,790)	2,086,554	5,188,491	Q1 2010
20173QAQ4	2,340,132	1,906,647	(433,485)	1,906,647	964,680	Q1 2010
20173QAR2	1,418,892	843,266	(575,626)	843,266	669,900	Q1 2010
22544QAK5	15,058,638	7,669,903	(7,388,735)	7,669,903	4,243,770	Q1 2010
22544QAM1	6,170,500	1,899,693	(4,270,807)	1,899,693	4,437,299	Q1 2010
22544QAN9	2,210,330	592,662	(1,617,668)	592,662	1,752,254	Q1 2010
22544QAP4	928,438	334,945	(593,493)	334,945	942,255	Q1 2010
22544QAQ2	1,521,856	574,510	(947,346)	574,510	1,467,674	Q1 2010
225458SB5	13,997,534	9,852,236	(4,145,298)	9,852,236	2,691,761	Q1 2010
22545LAT6	1,045,498	923,208	(122,290)	923,208	771,809	Q1 2010
22545LAV1	547,602	470,162	(77,440)	470,162	339,520	Q1 2010
22545XAP8	717,543	—	(717,543)	—	2,567,337	Q1 2010
22545YAS0	5,830,405	3,577,397	(2,253,008)	3,577,397	2,765,958	Q1 2010
251510CY7	6,027,410	4,221,438	(1,805,972)	4,221,438	2,388,495	Q1 2010
251510ET6	5,967,441	3,950,554	(2,016,887)	3,950,554	1,526,850	Q1 2010
251511AC5	14,805,071	14,612,272	(192,799)	14,612,272	10,668,651	Q1 2010
294751BY7	3,584,750	2,457,027	(1,127,723)	2,457,027	1,050,749	Q1 2010
294751CV2	2,670,004	1,445,990	(1,224,014)	1,445,990	475,977	Q1 2010
294751DH2	2,155,248	1,701,535	(453,713)	1,701,535	389,294	Q1 2010
294751DY5	1,611,177	1,242,907	(368,270)	1,242,907	272,004	Q1 2010
294751EN8	1,273,203	638,486	(634,717)	638,486	160,511	Q1 2010

B-146	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
294751FB3	$4,469,940	$2,159,859		$(2,310,081)	$2,159,859	$1,262,440	Q1 2010
294751FC1	1,232,038	609,805		(622,233)	609,805	514,437	Q1 2010
294754AY2	5,323,066	5,073,326		(249,740)	5,073,326	4,147,640	Q1 2010
32051GDH5	3,970,409	3,264,438		(705,971)	3,264,438	3,409,527	Q1 2010
32051GFL4	7,578,722	7,537,146		(41,576)	7,537,146	5,595,466	Q1 2010
36228CYQ0	23,086,753	19,954,462		(3,132,291)	19,954,462	7,527,524	Q1 2010
3622ECAH9	5,882,873	4,421,834		(1,461,039)	4,421,834	2,885,374	Q1 2010
3622ECAK2	18,750,828	16,607,826		(2,143,002)	16,607,826	11,280,108	Q1 2010
3622ELAD8	44,091,517	41,871,096		(2,220,421)	41,871,096	24,891,299	Q1 2010
3622MPBE7	50,351,907	49,993,950		(357,957)	49,993,950	40,524,485	Q1 2010
362332AT5	431,489	238,109		(193,380)	238,109	2,881,920	Q1 2010
362332AV0	399,877	—	*	(399,877)	—	1,640,000	Q1 2010
362334ME1	23,534,063	22,348,250		(1,185,813)	22,348,250	16,824,456	Q1 2010
362334QC1	9,034,890	8,860,291		(174,599)	8,860,291	6,830,887	Q1 2010
362375AD9	15,214,761	14,512,803		(701,958)	14,512,803	11,097,407	Q1 2010
36246LAJ0	20,153,020	17,736,258		(2,416,762)	17,736,258	8,786,450	Q1 2010
36246LAK7	7,434,944	7,194,912		(240,032)	7,194,912	11,114,285	Q1 2010
36246LAL5	3,694,056	306,945		(3,387,111)	306,945	7,096,560	Q1 2010
362669AQ6	10,072,205	10,055,881		(16,324)	10,055,881	6,988,691	Q1 2010
36298JAC7	7,457,412	5,205,353		(2,252,059)	5,205,353	1,300,000	Q1 2010
36828QLB0	6,650,482	5,297,161		(1,353,321)	5,297,161	1,925,996	Q1 2010
45660LPD5	13,660,835	13,628,158		(32,677)	13,628,158	9,535,212	Q1 2010
46412QAD9	4,715,407	4,220,242		(495,165)	4,220,242	2,670,797	Q1 2010
46625MQ93	446,572	295,023		(151,549)	295,023	121,263	Q1 2010
46625MR27	170,908	—	*	(170,908)	—	68,300	Q1 2010
46625YQ97	795,260	713,219		(82,041)	713,219	1,202,170	Q1 2010
46627MAC1	11,101,556	10,947,012		(154,544)	10,947,012	6,190,987	Q1 2010
46628CAD0	19,262,507	16,978,772		(2,283,735)	16,978,772	13,019,864	Q1 2010
46628SAG8	24,118,269	20,192,336		(3,925,933)	20,192,336	14,055,183	Q1 2010
46628YBP4	15,322,409	15,320,058		(2,351)	15,320,058	10,033,890	Q1 2010
46629GAQ1	5,014,990	3,913,629		(1,101,361)	3,913,629	1,142,630	Q1 2010
46629PAU2	3,005,928	2,707,139		(298,789)	2,707,139	898,887	Q1 2010
46629YAM1	15,658,620	13,795,880		(1,862,740)	13,795,880	5,507,620	Q1 2010
46630AAC2	1,551,188	728,104		(823,084)	728,104	490,000	Q1 2010
46631BAN5	28,347,649	20,421,136		(7,926,513)	20,421,136	6,896,809	Q1 2010
46631BAP0	9,891,067	3,714,812		(6,176,255)	3,714,812	2,894,337	Q1 2010
46632HAQ4	1,677,705	661,287		(1,016,418)	661,287	508,468	Q1 2010
46632HAR2	2,047,306	1,057,218		(990,088)	1,057,218	1,015,355	Q1 2010
50177AAL3	2,208,516	1,197,758		(1,010,758)	1,197,758	1,903,030	Q1 2010
50179AAM9	2,908,774	2,465,436		(443,338)	2,465,436	480,000	Q1 2010
50179AAN7	1,311,655	—	*	(1,311,655)	—	549,000	Q1 2010
50179AAS6	1,242,113	—	*	(1,242,113)	—	524,370	Q1 2010
50180JAM7	4,017,423	1,334,232		(2,683,191)	1,334,232	1,700,000	Q1 2010
50180JAR6	2,095,451	478,725		(1,616,726)	478,725	840,000	Q1 2010
52108HZ80	5,810,790	4,946,320		(864,470)	4,946,320	1,767,997	Q1 2010
52521RAS0	2,782,285	2,514,992		(267,293)	2,514,992	1,353,507	Q1 2010
525221EB9	29,827,547	28,822,444		(1,005,103)	28,822,444	20,852,745	Q1 2010
525221JW8	40,440,084	34,927,611		(5,512,473)	34,927,611	25,824,420	Q1 2010
52522HAL6	39,058,866	33,636,080		(5,422,786)	33,636,080	17,901,172	Q1 2010
52523KAH7	11,907,943	11,021,602		(886,341)	11,021,602	8,733,078	Q1 2010
53944MAC3	1,630,132	589,299		(1,040,833)	589,299	420,000	Q1 2010
55312TAJ2	2,018,264	1,289,222		(729,042)	1,289,222	1,686,681	Q1 2010
55312TAK9	3,935,156	2,755,763		(1,179,393)	2,755,763	3,275,550	Q1 2010
55312YAH5	8,090,720	7,967,844		(122,876)	7,967,844	3,775,230	Q1 2010
55312YAJ1	1,551,651	1,249,295		(302,356)	1,249,295	1,950,000	Q1 2010
55312YAK8	733,206	333,928		(399,278)	333,928	880,000	Q1 2010

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-147

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
55312YAL6	$910,764	$—	*	$(910,764)	$—	$700,000	Q1 2010
55312YAS1	550,646	—	*	(550,646)	—	400,000	Q1 2010
55312YAT9	765,344	—	*	(765,344)	—	600,000	Q1 2010
55313KAJ0	9,661,758	7,452,367		(2,209,391)	7,452,367	5,451,815	Q1 2010
576434GR9	2,237,348	1,529,886		(707,462)	1,529,886	1,340,151	Q1 2010
576434SW5	11,213,256	8,207,145		(3,006,111)	8,207,145	6,404,670	Q1 2010
59022HEC2	1,383,042	207,699		(1,175,343)	207,699	2,685,200	Q1 2010
59022HED0	159,625	—	*	(159,625)	—	225,006	Q1 2010
59022HEE8	116,912	—	*	(116,912)	—	120,381	Q1 2010
59022HEF5	97,099	—	*	(97,099)	—	63,300	Q1 2010
59022HEG3	60,513	—	*	(60,513)	—	38,232	Q1 2010
59022HEH1	57,487	—	*	(57,487)	—	17,780	Q1 2010
59022HEJ7	102,830	—	*	(102,830)	—	125	Q1 2010
59023BAN4	1,122,794	1,105,828		(16,966)	1,105,828	700,000	Q1 2010
60687UAM9	3,497,630	3,390,262		(107,368)	3,390,262	825,381	Q1 2010
60687VAM7	657,467	431,421		(226,046)	431,421	1,131,145	Q1 2010
60687VAN5	298,309	80,935		(217,374)	80,935	641,864	Q1 2010
60688BAS7	2,250,067	1,955,270		(294,797)	1,955,270	1,571,053	Q1 2010
61745MU68	2,299,306	1,415,396		(883,910)	1,415,396	1,525,508	Q1 2010
61745MX57	3,006,452	2,853,555		(152,897)	2,853,555	1,241,373	Q1 2010
61746WF21	92,228	86,333		(5,895)	86,333	107,333	Q1 2010
61749MAG4	191,762	145,696		(46,066)	145,696	315,933	Q1 2010
61749WAH0	5,178,256	4,930,474		(247,782)	4,930,474	3,532,277	Q1 2010
61749WAJ6	3,606,906	3,446,762		(160,144)	3,446,762	2,750,651	Q1 2010
61750CAS6	5,688,819	4,877,713		(811,106)	4,877,713	2,649,141	Q1 2010
61750HAN6	4,028,870	2,229,199		(1,799,671)	2,229,199	671,389	Q1 2010
61751NAQ5	1,632,133	1,424,789		(207,344)	1,424,789	689,540	Q1 2010
61751NAR3	835,685	762,541		(73,144)	762,541	400,000	Q1 2010
61751XAL4	321,195	312,526		(8,669)	312,526	566,774	Q1 2010
61752JAF7	12,151,727	11,733,026		(418,701)	11,733,026	9,177,410	Q1 2010
61753JAM1	1,468,321	1,034,343		(433,978)	1,034,343	1,927,030	Q1 2010
61753JAN9	893,267	724,829		(168,438)	724,829	1,013,006	Q1 2010
61754KAN5	29,543,750	14,902,848		(14,640,902)	14,902,848	7,169,550	Q1 2010
61754KAP0	4,753,770	2,882,584		(1,871,186)	2,882,584	3,179,403	Q1 2010
74951PEA2	1,411,161	611,715		(799,446)	611,715	798,880	Q1 2010
749577AL6	18,344,213	18,173,451		(170,762)	18,173,451	9,351,820	Q1 2010
74958BAH5	26,688,678	25,795,063		(893,615)	25,795,063	18,183,241	Q1 2010
74958EAD8	49,330,341	49,156,800		(173,541)	49,156,800	39,456,610	Q1 2010
75115CAG2	8,686,890	8,574,274		(112,616)	8,574,274	8,132,934	Q1 2010
75971EAF3	426,984	364,335		(62,649)	364,335	261,375	Q1 2010
759950GW2	11,000,000	9,571,051		(1,428,949)	9,571,051	5,472,159	Q1 2010
7609854A6	33,830,344	30,009,356		(3,820,988)	30,009,356	15,941,114	Q1 2010
760985YY1	951,336	833,683		(117,653)	833,683	122,201	Q1 2010
76110H5M7	105,883	91,862		(14,021)	91,862	97,872	Q1 2010
76110HHB8	3,704,290	2,979,257		(725,033)	2,979,257	1,570,435	Q1 2010
76110HNQ8	3,421,480	3,163,808		(257,672)	3,163,808	1,875,614	Q1 2010
76110HQS1	5,909,509	4,753,597		(1,155,912)	4,753,597	3,911,273	Q1 2010
76110HQT9	1,234,187	501,006		(733,181)	501,006	552,010	Q1 2010
76110HSH3	2,599,507	1,840,661		(758,846)	1,840,661	597,846	Q1 2010
76110HX53	10,731,362	10,506,169		(225,193)	10,506,169	7,093,483	Q1 2010
76110HX87	23,928,208	23,397,766		(530,442)	23,397,766	15,777,859	Q1 2010
76110WQA7	15,542,700	14,592,408		(950,292)	14,592,408	6,411,873	Q1 2010
76110WRX6	2,811,280	1,514,494		(1,296,786)	1,514,494	597,290	Q1 2010
76110WTB2	4,358,804	4,046,507		(312,297)	4,046,507	1,956,630	Q1 2010
76110WTC0	2,897,609	969,749		(1,927,860)	969,749	1,371,019	Q1 2010
76110WTU0	2,967,641	2,806,539		(161,102)	2,806,539	1,139,118	Q1 2010

B-148	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
76110WTV8	$828,000	$529,299		$(298,701)	$529,299	$492,091	Q1 2010
76110WUL8	14,858,673	14,320,496		(538,177)	14,320,496	4,842,900	Q1 2010
76110WUM6	6,485,856	6,369,500		(116,356)	6,369,500	5,036,685	Q1 2010
76110WVT0	877,241	672,338		(204,903)	672,338	363,176	Q1 2010
76110WWK8	2,357,146	1,818,861		(538,285)	1,818,861	770,759	Q1 2010
761118CZ9	11,151,038	10,916,220		(234,818)	10,916,220	5,093,136	Q1 2010
761118PQ5	12,290,266	12,209,616		(80,650)	12,209,616	9,599,776	Q1 2010
76113GAC2	981,879	350,473		(631,406)	350,473	382,698	Q1 2010
76114DAE4	15,287,451	15,118,884		(168,567)	15,118,884	13,098,239	Q1 2010
76126CJN3	232,440	—	*	(232,440)	—	—	Q1 2010
87222PAE3	35,277,842	29,398,655		(5,879,187)	29,398,655	16,122,708	Q1 2010
92976UAY6	9,767,017	8,009,215		(1,757,802)	8,009,215	5,915,670	Q1 2010
92977QAP3	8,825,113	2,097,324		(6,727,789)	2,097,324	3,343,397	Q1 2010
92977QAQ1	3,067,791	555,880		(2,511,911)	555,880	2,894,060	Q1 2010
92978MAN6	21,198,285	8,122,135		(13,076,150)	8,122,135	6,003,050	Q1 2010
92978MAT3	1,306,147	207,324		(1,098,823)	207,324	1,234,287	Q1 2010
92978QAP2	454,099	—	*	(454,099)	—	1,408,390	Q1 2010
92978QAR8	1,555,608	—	*	(1,555,608)	—	3,448,340	Q1 2010
92978QAT4	721,689	—	*	(721,689)	—	1,200,000	Q1 2010
92978YAN0	3,627,379	2,938,839		(688,540)	2,938,839	2,425,770	Q1 2010
92978YAT7	2,342,643	1,692,527		(650,116)	1,692,527	1,375,000	Q1 2010
93934DAR8	80,306	66,124		(14,182)	66,124	42,673	Q1 2010
94352LAA8	3,643,263	803,888		(2,839,375)	803,888	752,967	Q1 2010
94353CAD1	3,758,989	882,312		(2,876,677)	882,312	743,640	Q1 2010
94980KAQ5	672,475	563,431		(109,044)	563,431	608,303	Q1 2010
949837AF5	69,106,312	68,983,549		(122,763)	68,983,549	39,419,082	Q1 2010
949837BE7	19,956,633	19,950,284		(6,349)	19,950,284	14,404,911	Q1 2010
949837BK3	8,604,257	8,579,231		(25,026)	8,579,231	6,285,336	Q1 2010
94983BAP4	15,480,624	15,407,947		(72,677)	15,407,947	11,951,023	Q1 2010
94984AAR1	29,305,436	29,134,800		(170,636)	29,134,800	15,831,891	Q1 2010
94984AAS9	10,026,305	9,967,760		(58,545)	9,967,760	7,951,333	Q1 2010
94984FAR0	35,362,500	35,181,913		(180,587)	35,181,913	26,150,659	Q1 2010
94984JAK7	44,835,899	43,930,925		(904,974)	43,930,925	31,606,570	Q1 2010
94984XAB6	9,537,419	9,483,578		(53,841)	9,483,578	5,034,366	Q1 2010
94984XAD2	7,887,301	7,842,358		(44,943)	7,842,358	4,163,905	Q1 2010
94984XAM2	12,041,714	11,971,668		(70,046)	11,971,668	7,721,227	Q1 2010
94985JAB6	48,930,619	48,678,950		(251,669)	48,678,950	29,241,105	Q1 2010
94985JBR0	29,490,677	29,416,351		(74,326)	29,416,351	12,570,636	Q1 2010
94985JCA6	28,951,381	28,831,230		(120,151)	28,831,230	24,132,195	Q1 2010
94985RAP7	61,798,708	61,727,872		(70,836)	61,727,872	43,791,258	Q1 2010
94985WAP6	23,112,305	22,793,202		(319,103)	22,793,202	19,317,875	Q1 2010
94985WAQ4	71,557,171	71,525,516		(31,655)	71,525,516	30,565,698	Q1 2010
94985WBL4	37,253,580	37,102,427		(151,153)	37,102,427	27,324,140	Q1 2010
94986AAC2	111,247,247	111,160,855		(86,392)	111,160,855	80,968,395	Q1 2010
02148FAW5	28,092,012	26,534,625		(1,557,387)	26,534,625	18,680,752	Q4 2009
02149HAK6	24,244,801	23,401,542		(843,259)	23,401,542	18,845,141	Q4 2009
02151CBD7	28,168,626	27,928,844		(239,782)	27,928,844	23,040,583	Q4 2009
02151FAD1	38,605,381	37,069,441		(1,535,940)	37,069,441	24,873,276	Q4 2009
02151NBA9	18,265,546	17,329,209		(936,337)	17,329,209	8,458,155	Q4 2009
036510AB1	3,069,872	2,757,335		(312,537)	2,757,335	558,395	Q4 2009
03702YAC4	28,800	—²		(3,600)	25,200	25,200	Q4 2009
03927NAA1	14,694,000	9,404,655		(5,289,345)	9,404,655	5,250,000	Q4 2009
05947UJT6	684,903	461,411		(223,492)	461,411	307,397	Q4 2009
05947UMM7	2,599,818	1,949,371		(650,447)	1,949,371	378,124	Q4 2009
05947UMN5	423,878	293,741		(130,137)	293,741	280,237	Q4 2009
05947UMQ8	65,123	40,438		(24,685)	40,438	88,982	Q4 2009

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-149

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
05947UVY1	$1,969,347	$1,783,588	$(185,759)	$1,783,588	$231,398	Q4 2009
05947UVZ8	1,943,102	318,015	(1,625,087)	318,015	230,470	Q4 2009
05947UWA2	767,441	160,955	(606,486)	160,955	225,250	Q4 2009
05947UWB0	131,202	38,214	(92,988)	38,214	109,176	Q4 2009
05947UWC8	58,568	37,462	(21,106)	37,462	100,663	Q4 2009
05947UWD6	68,815	3,886	(64,929)	3,886	85,979	Q4 2009
05948KB65	10,449,434	9,975,968	(473,466)	9,975,968	6,636,940	Q4 2009
05948KC98	17,774,894	17,659,659	(115,235)	17,659,659	13,260,340	Q4 2009
05948KLA5	1,899,662	1,730,054	(169,608)	1,730,054	929,252	Q4 2009
05948KP37	10,774,470	10,676,031	(98,439)	10,676,031	7,980,675	Q4 2009
059497AC1	10,033,749	7,475,988	(2,557,761)	7,475,988	2,700,530	Q4 2009
059497AD9	2,324,169	1,247,454	(1,076,715)	1,247,454	1,025,695	Q4 2009
059497AE7	1,248,722	976,677	(272,045)	976,677	816,252	Q4 2009
05949AA67	6,044,085	4,810,509	(1,233,576)	4,810,509	3,013,807	Q4 2009
05949AA75	751,465	301,666	(449,799)	301,666	430,971	Q4 2009
05949AM23	2,018,499	1,815,560	(202,939)	1,815,560	1,867,555	Q4 2009
05949AM31	419,986	371,791	(48,195)	371,791	325,386	Q4 2009
05949AMP2	2,912,645	2,125,205	(787,440)	2,125,205	1,401,219	Q4 2009
059511AL9	7,909,548	4,984,251	(2,925,297)	4,984,251	2,157,600	Q4 2009
059511AM7	3,154,584	1,355,076	(1,799,508)	1,355,076	1,145,100	Q4 2009
059511AS4	1,707,661	1,267,071	(440,590)	1,267,071	1,098,652	Q4 2009
059511AU9	2,073,166	1,533,143	(540,023)	1,533,143	1,463,230	Q4 2009
07387BAU7	7,875,040	5,079,213	(2,795,827)	5,079,213	1,562,905	Q4 2009
07387BEQ2	6,510,227	1,763,263	(4,746,964)	1,763,263	2,421,832	Q4 2009
07387BGA5	2,801,784	1,418,267	(1,383,517)	1,418,267	380,252	Q4 2009
07388PAQ4	1,081,028	804,094	(276,934)	804,094	600,000	Q4 2009
07388RAM9	8,630,233	7,989,403	(640,830)	7,989,403	2,029,004	Q4 2009
07388RAN7	9,125,638	2,720,811	(6,404,827)	2,720,811	2,167,880	Q4 2009
07388RAP2	1,971,041	1,002,354	(968,687)	1,002,354	1,156,116	Q4 2009
07388YBC5	1,811,745	1,741,414	(70,331)	1,741,414	858,613	Q4 2009
07388YBE1	1,393,067	1,358,950	(34,117)	1,358,950	594,875	Q4 2009
073945AN7	3,339,528	3,306,158	(33,370)	3,306,158	957,803	Q4 2009
073945AQ0	1,868,880	659,799	(1,209,081)	659,799	418,758	Q4 2009
073945AS6	579,048	467,855	(111,193)	467,855	261,696	Q4 2009
12513YAM2	29,101,145	16,596,465	(12,504,680)	16,596,465	4,656,066	Q4 2009
12513YAP5	1,266,628	728,019	(538,609)	728,019	550,000	Q4 2009
12543TAD7	10,072,936	9,581,949	(490,987)	9,581,949	7,308,631	Q4 2009
12543UAD4	45,177,737	42,394,764	(2,782,973)	42,394,764	20,791,904	Q4 2009
12543UAE2	15,930,769	15,151,663	(779,106)	15,151,663	7,917,427	Q4 2009
12544AAC9	49,835,937	48,573,999	(1,261,938)	48,573,999	25,931,615	Q4 2009
12544DAK5	21,950,653	21,668,533	(282,120)	21,668,533	15,139,755	Q4 2009
12544DAQ2	15,698,178	15,576,809	(121,369)	15,576,809	9,330,008	Q4 2009
12544LAK7	31,269,224	30,929,119	(340,105)	30,929,119	23,283,773	Q4 2009
12544RAL2	8,883,000	8,687,070	(195,930)	8,687,070	5,835,361	Q4 2009
12545CAU4	39,546,663	37,843,801	(1,702,862)	37,843,801	29,109,776	Q4 2009
12558MBN1	14,860,111	14,345,457	(514,654)	14,345,457	2,493,919	Q4 2009
12566RAG6	40,498,727	38,955,331	(1,543,396)	38,955,331	28,805,442	Q4 2009
12566XAE8	34,342,512	31,146,696	(3,195,816)	31,146,696	22,906,737	Q4 2009
12566XAG3	15,725,340	14,714,071	(1,011,269)	14,714,071	7,004,737	Q4 2009
126171AQ0	4,979,133	4,294,375	(684,758)	4,294,375	1,184,275	Q4 2009
126378AG3	14,468,757	13,583,840	(884,917)	13,583,840	9,322,523	Q4 2009
126378AH1	15,735,264	14,849,376	(885,888)	14,849,376	8,924,133	Q4 2009
126670GR3	6,999,491	6,444,126	(555,365)	6,444,126	2,538,239	Q4 2009
126670QT8	3,628,335	3,588,346	(39,989)	3,588,346	2,216,845	Q4 2009
126671TW6	1,104,726	893,475	(211,251)	893,475	157,397	Q4 2009
12667F2J3	38,230,681	37,962,650	(268,031)	37,962,650	16,806,135	Q4 2009

B-150	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
12667F4N2	$10,000,000	$9,861,140	$(138,860)	$9,861,140	$6,538,343	Q4 2009
12667FMJ1	19,582,164	19,378,750	(203,414)	19,378,750	11,437,931	Q4 2009
12667FR98	6,874,348	4,442,078	(2,432,270)	4,442,078	1,295,211	Q4 2009
12667FYZ2	24,125,540	19,416,478	(4,709,062)	19,416,478	5,117,969	Q4 2009
12667GFB4	68,056,538	67,661,838	(394,700)	67,661,838	49,131,254	Q4 2009
12667GFT5	19,521,163	19,142,452	(378,711)	19,142,452	12,645,891	Q4 2009
12667GJG9	16,385,944	16,353,724	(32,220)	16,353,724	11,171,557	Q4 2009
12667GKE2	15,362,913	14,843,603	(519,310)	14,843,603	7,562,329	Q4 2009
12667GQA4	23,036,429	22,632,016	(404,413)	22,632,016	15,677,998	Q4 2009
12667GW74	20,096,846	20,031,300	(65,546)	20,031,300	14,258,906	Q4 2009
12668ASQ9	4,716,558	4,702,861	(13,697)	4,702,861	3,743,740	Q4 2009
12668ASQ9	23,876,161	23,806,826	(69,335)	23,806,826	18,951,563	Q4 2009
12668ASR7	7,449,505	7,322,310	(127,195)	7,322,310	3,739,156	Q4 2009
126694AG3	14,053,115	13,575,455	(477,660)	13,575,455	5,578,762	Q4 2009
126694HK7	19,184,867	19,020,520	(164,347)	19,020,520	14,660,188	Q4 2009
126694JS8	27,939,566	27,834,551	(105,015)	27,834,551	10,595,359	Q4 2009
126694W61	24,054,887	22,698,356	(1,356,531)	22,698,356	9,466,804	Q4 2009
126694XQ6	32,714,970	30,923,460	(1,791,510)	30,923,460	13,730,021	Q4 2009
12669DN87	2,557,344	1,951,794	(605,550)	1,951,794	1,261,641	Q4 2009
12669E4W3	5,078,179	4,840,772	(237,407)	4,840,772	2,593,800	Q4 2009
12669YAF9	20,652,190	19,664,480	(987,710)	19,664,480	8,774,980	Q4 2009
12669YAH5	16,469,188	16,368,464	(100,724)	16,368,464	6,872,166	Q4 2009
12669YAX0	15,969,650	15,316,597	(653,053)	15,316,597	6,697,462	Q4 2009
12670AAF8	48,352,021	45,989,004	(2,363,017)	45,989,004	33,931,285	Q4 2009
14986DAT7	24,737,519	24,630,219	(107,300)	24,630,219	3,632,255	Q4 2009
152314DS6	1,296,322	1,130,882	(165,440)	1,130,882	326,094	Q4 2009
152314DT4	372,409	340,217	(32,192)	340,217	225,279	Q4 2009
161546DP8	1,096,469	763,269	(333,200)	763,269	310,295	Q4 2009
161546FY7	4,136,277	2,201,131	(1,935,146)	2,201,131	671,769	Q4 2009
161551FV3	551,726	430,572	(121,154)	430,572	253,334	Q4 2009
161551FW1	154,005	103,493	(50,512)	103,493	3,237	Q4 2009
161631AV8	42,128,293	40,838,840	(1,289,453)	40,838,840	30,045,941	Q4 2009
16163BAP9	29,341,512	28,968,116	(373,396)	28,968,116	13,865,667	Q4 2009
16165LAG5	13,821,284	13,647,764	(173,520)	13,647,764	7,986,973	Q4 2009
16165TBJ1	10,448,900	10,263,761	(185,139)	10,263,761	6,816,639	Q4 2009
170255AS2	15,112,930	14,773,335	(339,595)	14,773,335	11,552,634	Q4 2009
17025JAB9	9,459,235	9,190,500	(268,735)	9,190,500	4,008,065	Q4 2009
17025JAB9	28,874,314	28,054,001	(820,313)	28,054,001	12,234,618	Q4 2009
17025TAV3	28,498,552	27,463,403	(1,035,149)	27,463,403	15,287,882	Q4 2009
172973W62	440,184	436,545	(3,639)	436,545	313,988	Q4 2009
17309YAD9	20,217,243	19,172,925	(1,044,318)	19,172,925	12,006,899	Q4 2009
17310AAR7	32,963,982	32,409,718	(554,264)	32,409,718	20,022,763	Q4 2009
17310MAQ3	15,046,908	11,646,343	(3,400,565)	11,646,343	1,856,580	Q4 2009
17310MAS9	1,275,932	960,222	(315,710)	960,222	414,852	Q4 2009
17312FAD5	9,855,551	9,846,320	(9,231)	9,846,320	7,494,675	Q4 2009
190749AN1	1,490,230	1,163,840	(326,390)	1,163,840	360,290	Q4 2009
19075CAK9	10,988,235	5,934,671	(5,053,564)	5,934,671	4,175,325	Q4 2009
19075CAL7	4,094,402	2,993,689	(1,100,713)	2,993,689	3,540,530	Q4 2009
19075CAM5	1,087,743	779,994	(307,749)	779,994	719,115	Q4 2009
19075CAN3	841,743	620,145	(221,598)	620,145	500,000	Q4 2009
19075CAS2	3,735,011	3,321,386	(413,625)	3,321,386	2,419,440	Q4 2009
20047EAP7	3,693,912	2,729,624	(964,288)	2,729,624	4,169,656	Q4 2009
20173MAN0	19,810,076	7,538,530	(12,271,546)	7,538,530	3,457,580	Q4 2009
20173MAQ3	1,220,517	672,398	(548,119)	672,398	450,000	Q4 2009
20173QAQ4	2,426,918	2,420,539	(6,379)	2,420,539	964,680	Q4 2009
20173QAR2	1,574,088	1,494,364	(79,724)	1,494,364	669,900	Q4 2009

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-151

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
20173VAM2	$7,613,342	$6,145,038	$(1,468,304)	$6,145,038	$1,986,190	Q4 2009
22544QAK5	17,504,444	15,077,211	(2,427,233)	15,077,211	3,463,938	Q4 2009
22544QAM1	19,198,558	6,452,459	(12,746,099)	6,452,459	3,771,547	Q4 2009
22544QAN9	3,673,347	2,374,304	(1,299,043)	2,374,304	1,541,414	Q4 2009
22544QAP4	1,395,672	1,013,001	(382,671)	1,013,001	841,401	Q4 2009
22544QAQ2	2,386,341	1,713,686	(672,655)	1,713,686	1,332,980	Q4 2009
225458DT2	2,910,803	2,893,702	(17,101)	2,893,702	1,143,105	Q4 2009
225458SB5	14,087,585	14,001,463	(86,122)	14,001,463	3,794,631	Q4 2009
22545MAL1	2,038,813	1,858,087	(180,726)	1,858,087	2,593,430	Q4 2009
22545XAP8	2,080,603	858,458	(1,222,145)	858,458	2,707,527	Q4 2009
22545XAQ6	1,601,753	—	(1,601,753)	—	1,117,160	Q4 2009
22545YAQ4	16,380,576	9,249,972	(7,130,604)	9,249,972	2,061,587	Q4 2009
22545YAS0	7,162,378	6,066,179	(1,096,199)	6,066,179	2,435,132	Q4 2009
225470H22	970,504	913,918	(56,586)	913,918	879,984	Q4 2009
251510CY7	6,174,468	6,128,159	(46,309)	6,128,159	2,385,464	Q4 2009
251510ET6	6,610,704	6,129,009	(481,695)	6,129,009	1,531,776	Q4 2009
294751FB3	4,704,156	4,472,358	(231,798)	4,472,358	941,193	Q4 2009
294751FC1	2,323,121	1,249,074	(1,074,047)	1,249,074	395,093	Q4 2009
294754AY2	5,853,602	5,588,893	(264,709)	5,588,893	4,304,994	Q4 2009
32051G2J3	19,664,606	19,456,027	(208,579)	19,456,027	15,337,214	Q4 2009
32051GDH5	5,217,232	4,028,086	(1,189,146)	4,028,086	3,390,503	Q4 2009
32051GFL4	7,842,427	7,595,406	(247,021)	7,595,406	5,536,785	Q4 2009
36157TJG7	1,804,125	1,308,394	(495,731)	1,308,394	1,469,454	Q4 2009
361849S29	6,462,883	4,691,114	(1,771,769)	4,691,114	1,678,015	Q4 2009
36228CXK4	14,878,974	14,014,915	(864,059)	14,014,915	1,650,000	Q4 2009
36228CYQ0	24,033,161	23,095,688	(937,473)	23,095,688	7,171,836	Q4 2009
3622ECAH9	6,009,448	5,942,640	(66,808)	5,942,640	2,934,538	Q4 2009
3622MPBE7	50,481,437	50,370,399	(111,038)	50,370,399	39,532,250	Q4 2009
3622MSAC6	2,256,915	1,320,709	(936,206)	1,320,709	1,198,500	Q4 2009
362332AM0	6,642,090	4,602,455	(2,039,635)	4,602,455	1,911,030	Q4 2009
362332AN8	3,128,933	473,329	(2,655,604)	473,329	856,025	Q4 2009
362332AT5	8,451,782	642,221	(7,809,561)	642,221	2,520,945	Q4 2009
362332AV0	3,936,084	668,865	(3,267,219)	668,865	1,640,000	Q4 2009
362334QC1	9,544,327	9,182,164	(362,163)	9,182,164	7,009,589	Q4 2009
36246LAJ0	24,572,527	20,199,835	(4,372,692)	20,199,835	6,914,975	Q4 2009
36246LAK7	20,209,700	7,818,915	(12,390,785)	7,818,915	8,829,030	Q4 2009
36246LAL5	6,796,200	4,064,932	(2,731,268)	4,064,932	5,808,390	Q4 2009
362669AQ6	10,133,998	10,076,618	(57,380)	10,076,618	6,805,070	Q4 2009
36298JAC7	9,824,095	7,485,905	(2,338,190)	7,485,905	1,299,000	Q4 2009
36828QSL1	1,764,915	977,473	(787,442)	977,473	908,306	Q4 2009
45660LPD5	13,759,047	13,655,346	(103,701)	13,655,346	9,245,813	Q4 2009
46412QAD9	4,768,657	4,752,037	(16,620)	4,752,037	1,247,784	Q4 2009
46614KAB2	2,754,987	2,069,970	(685,017)	2,069,970	500,000	Q4 2009
46625M2W8	1,230,406	1,196,250	(34,156)	1,196,250	169,265	Q4 2009
46625MQ93	2,095,225	474,700	(1,620,525)	474,700	146,389	Q4 2009
46625MR27	296,961	182,520	(114,441)	182,520	126,514	Q4 2009
46625MUJ6	4,427,693	3,229,620	(1,198,073)	3,229,620	1,013,133	Q4 2009
46625MZH5	1,179,409	1,094,197	(85,212)	1,094,197	490,187	Q4 2009
46625MZJ1	2,162,622	259,295	(1,903,327)	259,295	342,817	Q4 2009
46625MZK8	2,331,637	—	(2,331,637)	—	302,478	Q4 2009
46625MZL6	44,886	—	(44,886)	—	225,453	Q4 2009
46625YC68	3,016,699	1,949,218	(1,067,481)	1,949,218	439,970	Q4 2009
46625YQ89	1,513,711	1,156,511	(357,200)	1,156,511	800,079	Q4 2009
46625YQ97	994,984	852,693	(142,291)	852,693	1,010,060	Q4 2009
46627MAC1	11,109,835	11,107,913	(1,922)	11,107,913	5,679,297	Q4 2009
46628CAD0	19,859,800	19,289,493	(570,307)	19,289,493	12,805,916	Q4 2009

B-152	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
46628SAG8	$26,022,755	$24,189,294		$(1,833,461)	$24,189,294	$13,494,828	Q4 2009
46628YBK5	29,479,163	29,064,914		(414,249)	29,064,914	12,713,916	Q4 2009
46628YBP4	15,611,011	15,328,042		(282,969)	15,328,042	9,316,003	Q4 2009
46629YAM1	16,337,536	15,714,000		(623,536)	15,714,000	4,461,220	Q4 2009
46629YAQ2	1,460,898	1,180,316		(280,582)	1,180,316	1,011,940	Q4 2009
46630AAG3	450,846	429,259		(21,587)	429,259	360,000	Q4 2009
46630JAQ2	30,100,789	28,949,901		(1,150,888)	28,949,901	11,111,370	Q4 2009
46630JAS8	2,912,412	2,596,223		(316,189)	2,596,223	2,667,440	Q4 2009
46630JAU3	4,457,046	3,568,616		(888,430)	3,568,616	4,334,260	Q4 2009
46630JAW9	3,084,864	2,480,742		(604,122)	2,480,742	3,159,820	Q4 2009
46631BAP0	16,557,726	9,978,276		(6,579,450)	9,978,276	2,458,651	Q4 2009
46632HAR2	2,993,238	2,071,845		(921,393)	2,071,845	863,376	Q4 2009
50177AAL3	9,847,630	2,320,838		(7,526,792)	2,320,838	1,603,730	Q4 2009
50179AAM9	3,872,820	2,919,211		(953,609)	2,919,211	480,000	Q4 2009
50179AAN7	1,687,002	1,350,628		(336,374)	1,350,628	549,000	Q4 2009
50179AAS6	1,625,796	1,300,608		(325,188)	1,300,608	524,370	Q4 2009
50180CAV2	824,030	740,070		(83,960)	740,070	720,000	Q4 2009
50180JAM7	5,085,004	4,203,919		(881,085)	4,203,919	1,700,000	Q4 2009
50180JAR6	2,635,610	2,240,013		(395,597)	2,240,013	840,000	Q4 2009
52108HSR6	6,799,961	2,694,967		(4,104,994)	2,694,967	1,660,414	Q4 2009
52108HST2	5,299,935	2,114,928		(3,185,007)	2,114,928	1,280,942	Q4 2009
52108HSV7	4,566,802	1,859,367		(2,707,435)	1,859,367	1,111,033	Q4 2009
52108HZ80	6,961,779	5,822,810		(1,138,969)	5,822,810	1,828,078	Q4 2009
525221EB9	4,999,219	4,976,531		(22,688)	4,976,531	2,699,322	Q4 2009
525221EB9	24,996,094	24,882,653		(113,441)	24,882,653	13,496,608	Q4 2009
525221JW8	42,492,282	40,532,474		(1,959,808)	40,532,474	25,739,305	Q4 2009
52522HAL6	40,000,000	39,094,709		(905,291)	39,094,709	17,347,248	Q4 2009
55312TAH6	10,038,969	7,114,883		(2,924,086)	7,114,883	2,796,660	Q4 2009
55312TAJ2	4,409,205	2,116,859		(2,292,346)	2,116,859	2,034,828	Q4 2009
55312TAK9	5,861,263	4,227,537		(1,633,726)	4,227,537	3,406,325	Q4 2009
55312TAQ6	627,674	—	²	(29,932)	597,742	597,742	Q4 2009
55312TAR4	692,324	—	²	(41,516)	650,808	650,808	Q4 2009
55312VAR9	20,572,173	19,840,853		(731,320)	19,840,853	3,954,150	Q4 2009
55312YAH5	9,889,566	8,118,376		(1,771,190)	8,118,376	3,489,990	Q4 2009
55312YAJ1	3,719,481	1,734,574		(1,984,907)	1,734,574	3,123,960	Q4 2009
55312YAK8	1,238,011	832,561		(405,450)	832,561	1,387,912	Q4 2009
55313KAJ0	16,420,888	9,748,421		(6,672,467)	9,748,421	4,319,428	Q4 2009
576434GR9	2,302,714	2,299,657		(3,057)	2,299,657	1,342,087	Q4 2009
576434SW5	11,501,301	11,319,423		(181,878)	11,319,423	6,428,454	Q4 2009
59022HEC2	4,863,526	1,462,290		(3,401,236)	1,462,290	2,343,838	Q4 2009
59022HED0	254,509	182,000		(72,509)	182,000	271,585	Q4 2009
59022HEE8	143,242	124,815		(18,427)	124,815	155,145	Q4 2009
59025KAK8	19,132,586	18,816,090		(316,496)	18,816,090	6,127,020	Q4 2009
60687UAM9	5,359,678	3,522,644		(1,837,034)	3,522,644	724,072	Q4 2009
60687VAM7	1,011,356	718,736		(292,620)	718,736	973,765	Q4 2009
60687VAN5	467,103	343,023		(124,080)	343,023	551,651	Q4 2009
60688BAM0	5,814,544	2,690,005		(3,124,539)	2,690,005	1,276,092	Q4 2009
60688BAS7	2,980,912	2,368,385		(612,527)	2,368,385	1,370,490	Q4 2009
617453AD7	1,542,447	1,438,751		(103,696)	1,438,751	1,055,068	Q4 2009
61745MTQ6	3,511,230	3,145,941		(365,289)	3,145,941	467,827	Q4 2009
61745MU68	2,521,714	2,318,144		(203,570)	2,318,144	1,326,172	Q4 2009
61749EAE7	21,937,113	20,632,744		(1,304,369)	20,632,744	14,241,794	Q4 2009
61749MAC3	4,982,502	3,122,849		(1,859,653)	3,122,849	1,248,255	Q4 2009
61749MAD1	3,971,145	869,200		(3,101,945)	869,200	1,097,016	Q4 2009
61749MAE9	649,935	537,517		(112,418)	537,517	973,452	Q4 2009
61749MAF6	335,488	309,596		(25,892)	309,596	444,996	Q4 2009

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-153

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
61749MAG4	$245,789	$226,491	$(19,298)	$226,491	$295,570	Q4 2009
61749WAH0	5,831,762	5,444,731	(387,031)	5,444,731	4,125,921	Q4 2009
61749WAJ6	3,826,597	3,730,700	(95,897)	3,730,700	2,791,770	Q4 2009
61750HAN6	5,794,800	4,054,044	(1,740,756)	4,054,044	601,333	Q4 2009
61750YAF6	33,373,686	32,686,865	(686,821)	32,686,865	16,663,416	Q4 2009
61751NAQ5	2,487,197	1,664,541	(822,656)	1,664,541	589,020	Q4 2009
61751NAR3	1,028,941	880,327	(148,614)	880,327	400,000	Q4 2009
61751XAJ9	5,018,681	3,840,989	(1,177,692)	3,840,989	1,588,515	Q4 2009
61751XAL4	358,335	344,824	(13,511)	344,824	468,594	Q4 2009
61752JAF7	12,681,357	12,380,156	(301,201)	12,380,156	9,537,557	Q4 2009
61753JAN9	1,142,224	984,350	(157,874)	984,350	877,061	Q4 2009
61754KAN5	29,809,708	29,531,670	(278,038)	29,531,670	5,844,840	Q4 2009
61754KAP0	13,409,091	4,918,205	(8,490,886)	4,918,205	2,666,250	Q4 2009
643529AD2	13,146,934	13,050,002	(96,932)	13,050,002	9,017,512	Q4 2009
74438WAN6	1,816,058	1,072,747	(743,311)	1,072,747	458,439	Q4 2009
74438WAP1	49,158	—	(49,158)	—	141,563	Q4 2009
74924PAJ1	936,873	519,462	(417,411)	519,462	328,120	Q4 2009
74951PEA2	3,495,148	1,433,284	(2,061,864)	1,433,284	835,487	Q4 2009
749577AL6	19,105,048	18,361,591	(743,457)	18,361,591	8,706,964	Q4 2009
74957EAE7	18,387,988	18,193,031	(194,957)	18,193,031	12,426,822	Q4 2009
74957EAF4	38,816,646	38,362,975	(453,671)	38,362,975	30,535,097	Q4 2009
74957VAQ2	22,747,844	22,214,688	(533,156)	22,214,688	17,832,166	Q4 2009
74957XAF2	37,231,074	36,852,426	(378,648)	36,852,426	26,262,639	Q4 2009
749583AH3	10,731,811	10,129,812	(601,999)	10,129,812	4,117,628	Q4 2009
74958AAD6	32,866,792	31,650,698	(1,216,094)	31,650,698	25,854,525	Q4 2009
74958AAH7	29,073,808	27,518,939	(1,554,869)	27,518,939	17,192,658	Q4 2009
74958BAH5	27,755,168	26,705,568	(1,049,600)	26,705,568	17,197,206	Q4 2009
74958EAD8	49,662,273	49,333,700	(328,573)	49,333,700	37,201,145	Q4 2009
75115CAG2	9,239,147	8,856,644	(382,503)	8,856,644	4,622,037	Q4 2009
75971EAF3	467,367	426,479	(40,888)	426,479	249,442	Q4 2009
760985CM1	1,269,068	1,011,624	(257,444)	1,011,624	804,386	Q4 2009
760985SS1	6,542,585	6,519,651	(22,934)	6,519,651	2,957,601	Q4 2009
760985U66	182,646	71,279	(111,367)	71,279	31,872	Q4 2009
76110H5M7	110,543	107,800	(2,743)	107,800	93,788	Q4 2009
76110HHB8	4,318,025	3,800,654	(517,371)	3,800,654	1,572,093	Q4 2009
76110HQT9	1,441,903	1,286,427	(155,476)	1,286,427	541,109	Q4 2009
76110HSH3	3,131,045	2,652,424	(478,621)	2,652,424	583,025	Q4 2009
76110HX53	10,788,610	10,730,777	(57,833)	10,730,777	6,894,858	Q4 2009
76110HX87	24,320,507	23,938,919	(381,588)	23,938,919	15,338,776	Q4 2009
76110WQA7	17,189,799	15,628,688	(1,561,111)	15,628,688	5,701,419	Q4 2009
76110WQU3	4,478,236	2,780,527	(1,697,709)	2,780,527	1,017,879	Q4 2009
76110WRX6	3,720,469	2,952,563	(767,906)	2,952,563	628,962	Q4 2009
76110WTC0	4,438,808	3,111,413	(1,327,395)	3,111,413	1,183,599	Q4 2009
76110WTV8	2,022,143	899,482	(1,122,661)	899,482	407,986	Q4 2009
76110WXR2	9,699,484	9,369,981	(329,503)	9,369,981	4,053,679	Q4 2009
761118CZ9	11,726,512	11,266,871	(459,641)	11,266,871	4,579,678	Q4 2009
761118PQ5	12,839,852	12,296,584	(543,268)	12,296,584	9,392,704	Q4 2009
76114DAE4	16,600,875	15,340,493	(1,260,382)	15,340,493	12,614,418	Q4 2009
84604CAE7	3,738,299	3,401,918	(336,381)	3,401,918	1,038,660	Q4 2009
86359DPP6	26,065,028	22,653,220	(3,411,808)	22,653,220	7,578,276	Q4 2009
87222PAE3	36,209,915	35,349,968	(859,947)	35,349,968	15,782,436	Q4 2009
87246AAP3	20,502,917	14,536,427	(5,966,490)	14,536,427	2,167,886	Q4 2009
92976UAA8	13,920,295	10,668,447	(3,251,848)	10,668,447	1,820,000	Q4 2009
92977QAP3	13,540,376	8,896,827	(4,643,549)	8,896,827	2,906,604	Q4 2009
92977QAQ1	4,916,523	3,218,603	(1,697,920)	3,218,603	2,611,154	Q4 2009
92978MAN6	25,076,116	21,257,728	(3,818,388)	21,257,728	5,553,925	Q4 2009

B-154	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
92978MAT3	$4,232,886	$1,366,517		$(2,866,369)	$1,366,517	$1,044,924	Q4 2009
92978QAJ6	41,868,287	34,756,308		(7,111,979)	34,756,308	17,803,755	Q4 2009
92978QAN7	1,054,106	588,222		(465,884)	588,222	1,852,940	Q4 2009
92978QAP2	1,006,290	586,700		(419,590)	586,700	1,681,690	Q4 2009
92978QAR8	2,428,623	2,009,686		(418,937)	2,009,686	3,686,283	Q4 2009
92978TAL5	23,643,133	22,488,549		(1,154,584)	22,488,549	8,652,630	Q4 2009
92978TAM3	7,091,481	5,731,599		(1,359,882)	5,731,599	7,777,740	Q4 2009
92978YAN0	8,560,596	3,780,993		(4,779,603)	3,780,993	2,170,710	Q4 2009
92978YAT7	3,155,533	2,481,477		(674,056)	2,481,477	1,375,000	Q4 2009
939344AN7	7,558,129	—	²	(1,492,699)	6,065,430	6,065,430	Q4 2009
94980KAQ5	891,257	697,126		(194,131)	697,126	605,375	Q4 2009
94980SAS4	37,892,867	37,298,560		(594,307)	37,298,560	19,209,448	Q4 2009
94980SBJ3	19,025,324	18,852,599		(172,725)	18,852,599	9,434,204	Q4 2009
949837AF5	69,395,783	69,077,308		(318,475)	69,077,308	37,135,283	Q4 2009
949837BE7	20,118,623	19,943,534		(175,089)	19,943,534	14,029,989	Q4 2009
949837BK3	8,651,946	8,601,312		(50,634)	8,601,312	6,121,859	Q4 2009
949837CC0	26,170,357	25,669,010		(501,347)	25,669,010	17,713,389	Q4 2009
94983BAP4	15,664,980	15,471,918		(193,062)	15,471,918	11,295,344	Q4 2009
94984AAR1	29,306,329	29,299,321		(7,008)	29,299,321	14,513,796	Q4 2009
94984FAR0	35,392,208	35,362,908		(29,300)	35,362,908	25,486,630	Q4 2009
94984XAB6	9,930,589	9,542,007		(388,582)	9,542,007	4,478,081	Q4 2009
94984XAD2	8,215,869	7,891,136		(324,733)	7,891,136	3,736,617	Q4 2009
94984XAM2	12,527,390	12,047,711		(479,679)	12,047,711	6,848,925	Q4 2009
94985JAB6	49,089,904	48,927,100		(162,804)	48,927,100	27,457,860	Q4 2009
94985JBR0	30,201,956	29,492,146		(709,810)	29,492,146	11,724,021	Q4 2009
94985JCA6	30,000,000	28,972,050		(1,027,950)	28,972,050	23,547,594	Q4 2009
94985LAD7	15,416,713	15,332,698		(84,015)	15,332,698	10,789,988	Q4 2009
94985RAP7	63,260,667	61,811,840		(1,448,827)	61,811,840	41,620,166	Q4 2009
94985WAP6	24,098,090	23,541,749		(556,341)	23,541,749	18,898,058	Q4 2009
94985WAQ4	71,553,189	70,433,050		(1,120,139)	70,433,050	28,405,225	Q4 2009
94985WBL4	37,767,886	37,226,500		(541,386)	37,226,500	25,982,515	Q4 2009
94986AAC2	113,043,780	111,243,241		(1,800,539)	111,243,241	79,103,383	Q4 2009
00253CHZ3	2,893,261	1,404,258		(1,489,003)	1,404,258	694,423	Q3 2009
126670QT8	4,999,957	3,628,335		(1,371,622)	3,628,335	1,948,947	Q3 2009
126670QU5	19,998,914	12,696,540		(7,302,374)	12,696,540	7,020,652	Q3 2009
12670BAC3	6,955,065	4,636,033		(2,319,032)	4,636,033	3,256,906	Q3 2009
23243NAG3	10,669,451	4,937,169		(5,732,282)	4,937,169	3,141,673	Q3 2009
251511AC5	18,175,550	14,861,707		(3,313,843)	14,861,707	8,959,648	Q3 2009
33848JAC9	9,112,868	6,923,454		(2,189,414)	6,923,454	6,366,877	Q3 2009
3622ECAK2	20,941,477	18,788,252		(2,153,225)	18,788,252	11,474,209	Q3 2009
3622ELAD8	50,223,381	44,199,500		(6,023,881)	44,199,500	26,566,545	Q3 2009
362334NC4	17,932,324	14,708,014		(3,224,310)	14,708,014	8,351,942	Q3 2009
362375AD9	19,344,302	15,288,032		(4,056,270)	15,288,032	10,719,528	Q3 2009
395386AP0	16,986,719	14,017,799		(2,968,920)	14,017,799	11,738,682	Q3 2009
525221CM7	28,026,636	24,254,757		(3,771,879)	24,254,757	7,226,630	Q3 2009
525221JW8	44,542,371	42,492,282		(2,050,089)	42,492,282	25,949,093	Q3 2009
52523KAH7	14,909,635	11,956,832		(2,952,803)	11,956,832	8,970,537	Q3 2009
61750YAF6	39,999,988	33,373,686		(6,626,302)	33,373,686	18,338,272	Q3 2009
61752JAF7	14,943,281	12,681,357		(2,261,924)	12,681,357	8,250,000	Q3 2009
74040KAC6	4,810,269	—	²	(515,386)	4,294,883	4,294,883	Q3 2009
87222PAE3	39,983,008	36,209,916		(3,773,092)	36,209,916	16,649,220	Q3 2009
036510AB1	4,581,160	3,134,629		(1,446,531)	3,134,629	471,803	Q3 2009
03702YAC4	2,162,800	—	²	(432,560)	1,730,240	1,730,240	Q3 2009
05947UJV1	312,746	—	²	(90,811)	221,935	221,935	Q3 2009
05947UMN5	1,743,036	423,878		(1,319,158)	423,878	280,466	Q3 2009
05947UWA2	1,738,023	767,441		(970,582)	767,441	212,822	Q3 2009

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-155

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
05947UWB0	$791,256	$131,202		$(660,054)	$131,202	$100,361	Q3 2009
059500AK4	850,693	—	²	(50,693)	800,000	800,000	Q3 2009
059500AM0	239,991	—	²	(16,551)	223,440	223,440	Q3 2009
05950EAN8	3,960,726	3,647,958		(312,768)	3,647,958	615,536	Q3 2009
05950EAP3	4,884,794	1,370,873		(3,513,921)	1,370,873	715,945	Q3 2009
059511AM7	5,904,407	3,154,584		(2,749,823)	3,154,584	750,192	Q3 2009
059511AS4	6,726,167	1,707,661		(5,018,506)	1,707,661	855,021	Q3 2009
059511AU9	9,752,428	2,073,166		(7,679,262)	2,073,166	1,137,750	Q3 2009
07387BEQ2	7,985,888	6,510,227		(1,475,661)	6,510,227	1,649,017	Q3 2009
07388RAN7	10,040,541	9,125,638		(914,903)	9,125,638	1,940,070	Q3 2009
07388RAP2	6,515,045	1,971,040		(4,544,005)	1,971,040	1,059,461	Q3 2009
07388VAL2	18,797,504	11,722,177		(7,075,327)	11,722,177	2,502,987	Q3 2009
07388YBA9	10,701,132	3,390,725		(7,310,407)	3,390,725	770,000	Q3 2009
07401DAN1	9,459,397	2,892,020		(6,567,377)	2,892,020	861,453	Q3 2009
12513YAP5	5,018,081	1,266,627		(3,751,454)	1,266,627	400,000	Q3 2009
19075CAK9	15,052,911	10,989,000		(4,063,911)	10,989,000	2,273,985	Q3 2009
19075CAL7	14,220,451	4,095,130		(10,125,321)	4,095,130	1,907,778	Q3 2009
19075CAM5	5,017,824	1,088,000		(3,929,824)	1,088,000	450,000	Q3 2009
19075CAN3	5,017,830	842,000		(4,175,830)	842,000	400,000	Q3 2009
19075CAS2	30,351,166	3,735,010		(26,616,156)	3,735,010	2,419,440	Q3 2009
20047EAP7	10,886,649	3,667,140		(7,219,509)	3,667,140	720,850	Q3 2009
20173QAN1	11,305,071	8,930,131		(2,374,940)	8,930,131	1,359,588	Q3 2009
20173VAM2	9,537,950	7,613,342		(1,924,608)	7,613,342	2,640,870	Q3 2009
22544QAM1	25,959,195	19,198,558		(6,760,637)	19,198,558	2,598,478	Q3 2009
22544QAN9	13,672,024	3,673,346		(9,998,678)	3,673,346	1,221,097	Q3 2009
22544QAP4	4,970,573	1,387,115		(3,583,458)	1,387,115	715,966	Q3 2009
225470H22	3,888,986	970,505		(2,918,481)	970,505	240,000	Q3 2009
362332AT5	15,051,925	8,451,781		(6,600,144)	8,451,781	2,285,175	Q3 2009
36246LAK7	34,001,514	20,209,700		(13,791,814)	20,209,700	4,404,435	Q3 2009
36246LAL5	28,970,952	6,796,200		(22,174,752)	6,796,200	3,239,070	Q3 2009
36828QSL1	2,972,198	1,764,915		(1,207,283)	1,764,915	611,917	Q3 2009
396789KF5	5,378,625	4,506,021		(872,604)	4,506,021	1,194,307	Q3 2009
42332QAN3	5,754,119	3,428,230		(2,325,889)	3,428,230	412,061	Q3 2009
46614KAB2	9,657,805	2,800,420		(6,857,385)	2,800,420	500,000	Q3 2009
46625YQ89	3,430,992	1,513,711		(1,917,281)	1,513,711	581,182	Q3 2009
46629YAM1	20,070,948	16,337,536		(3,733,412)	16,337,536	3,476,200	Q3 2009
46630JAS8	10,035,389	2,912,412		(7,122,977)	2,912,412	1,108,700	Q3 2009
46632HAR2	4,028,186	2,987,063		(1,041,123)	2,987,063	657,928	Q3 2009
50180CAM2	11,464,618	2,607,049		(8,857,569)	2,607,049	1,573,335	Q3 2009
55312TAJ2	9,036,266	4,409,675		(4,626,591)	4,409,675	1,432,692	Q3 2009
55312TAK9	24,178,234	5,855,254		(18,322,980)	5,855,254	2,631,250	Q3 2009
55312TAR4	701,767	692,323		(9,444)	692,323	849,940	Q3 2009
55312VAR9	22,585,862	20,572,173		(2,013,689)	20,572,173	2,925,000	Q3 2009
55312YAH5	10,039,874	9,890,092		(149,782)	9,890,092	6,055,360	Q3 2009
55312YAJ1	15,059,261	3,720,260		(11,339,001)	3,720,260	3,310,965	Q3 2009
55312YAK8	8,031,810	1,238,428		(6,793,382)	1,238,428	1,521,368	Q3 2009
55312YAL6	10,039,591	1,036,649		(9,002,942)	1,036,649	1,268,330	Q3 2009
55312YAS1	10,039,851	682,106		(9,357,745)	682,106	1,273,890	Q3 2009
55312YAT9	2,141,339	1,234,413		(906,926)	1,234,413	1,800,000	Q3 2009
59023BAL8	4,930,792	4,713,154		(217,638)	4,713,154	604,725	Q3 2009
60687VAM7	5,018,438	1,011,356		(4,007,082)	1,011,356	581,350	Q3 2009
60688BAM0	8,279,911	5,814,544		(2,465,367)	5,814,544	2,036,952	Q3 2009
60688BAS7	9,910,681	2,980,912		(6,929,769)	2,980,912	2,100,637	Q3 2009
606935AQ7	4,916,561	1,051,034		(3,865,527)	1,051,034	812,775	Q3 2009
61745MU68	3,909,052	2,521,714		(1,387,338)	2,521,714	949,776	Q3 2009
61746WE63	5,393,259	4,810,580		(582,679)	4,810,580	1,369,482	Q3 2009

B-156	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
61749MAE9	$3,953,068	$649,935		$(3,303,133)	$649,935	$783,732	Q3 2009
61750CAS6	9,000,000	5,734,363		(3,265,637)	5,734,363	1,779,777	Q3 2009
61751NAQ5	4,014,486	2,487,197		(1,527,289)	2,487,197	496,676	Q3 2009
61751XAK6	5,019,637	1,104,081		(3,915,556)	1,104,081	698,545	Q3 2009
61753JAK5	10,039,176	6,315,957		(3,723,219)	6,315,957	1,924,670	Q3 2009
61753JAL3	10,039,489	1,923,248		(8,116,241)	1,923,248	1,497,480	Q3 2009
61754KAP0	16,333,731	13,409,091		(2,924,640)	13,409,091	1,823,465	Q3 2009
74438WAN6	2,435,634	1,816,058		(619,576)	1,816,058	483,756	Q3 2009
92978QAJ6	44,853,705	41,898,576		(2,955,129)	41,898,576	23,143,606	Q3 2009
92978QAN7	10,035,032	1,054,620		(8,980,412)	1,054,620	1,308,000	Q3 2009
92978QAP2	10,035,430	1,006,809		(9,028,621)	1,006,809	1,227,540	Q3 2009
92978QAR8	33,913,365	2,428,623		(31,484,742)	2,428,623	2,703,520	Q3 2009
92978QAT4	2,207,457	(307,191)		(2,514,648)	(307,191)	1,400,000	Q3 2009
92978TAL5	30,104,829	23,644,657		(6,460,172)	23,644,657	5,013,420	Q3 2009
92978TAM3	30,106,380	7,091,481		(23,014,899)	7,091,481	4,660,680	Q3 2009
92978YAN0	14,349,202	8,560,596		(5,788,606)	8,560,596	1,692,555	Q3 2009
92978YAT7	11,921,571	3,155,532		(8,766,039)	3,155,532	1,410,463	Q3 2009
02151CBD7	30,078,496	28,536,105		(1,542,391)	28,536,105	22,051,302	Q3 2009
12566XAG3	17,348,888	15,725,340		(1,623,548)	15,725,340	6,953,865	Q3 2009
02147QAE2	49,228,610	45,152,500		(4,076,110)	45,152,500	36,433,950	Q3 2009
12544RAL2	9,625,351	8,883,000		(742,351)	8,883,000	5,950,703	Q3 2009
12566XAE8	36,726,158	34,342,512		(2,383,646)	34,342,512	23,452,904	Q3 2009
16165TBJ1	11,550,415	10,448,900		(1,101,515)	10,448,900	6,535,688	Q3 2009
46627MAC1	11,998,763	11,109,835		(888,928)	11,109,835	5,856,448	Q3 2009
362334ME1	30,218,777	—	²	(12,195,320)	18,023,457	18,023,457	Q2 2009
61749EAE7	25,483,761	—	²	(16,778,706)	8,705,055	8,705,055	Q2 2009
294751CV2	2,761,322	—	²	(2,327,975)	433,347	433,347	Q2 2009
12613KAJ8	6,296,000	—	²	(5,351,600)	944,400	944,400	Q2 2009
643529AD2	15,955,720	—	²	(8,979,720)	6,976,000	6,976,000	Q2 2009
74040KAC6	5,669,246	—	²	(858,977)	4,810,269	4,810,269	Q2 2009
939344AN7	6,948,092	—	²	(1,155,092)	5,793,000	5,793,000	Q2 2009
015386AD7	1,718,750	—	²	(172,250)	1,546,500	1,546,500	Q2 2009
46630AAG3	3,008,127	—	²	(2,599,827)	408,300	408,300	Q2 2009
46630AAC2	3,509,499	—	²	(2,982,749)	526,750	526,750	Q2 2009
20173QAQ4	8,069,157	—	²	(7,372,176)	696,981	696,981	Q2 2009
22545YAS0	22,629,873	—	²	(20,705,482)	1,924,391	1,924,391	Q2 2009
46630JAU3	20,074,125	—	²	(17,918,125)	2,156,000	2,156,000	Q2 2009
50179AAN7	5,511,632	—	²	(4,650,800)	860,832	860,832	Q2 2009
362332AV0	20,707,546	—	²	(18,846,146)	1,861,400	1,861,400	Q2 2009
22545MAL1	14,047,555	—	²	(12,207,955)	1,839,600	1,839,600	Q2 2009
50179AAS6	7,520,314	—	²	(6,537,495)	982,819	982,819	Q2 2009
22545LAR0	16,935,085	—	²	(14,758,255)	2,176,830	2,176,830	Q2 2009
50179AAM9	4,015,625	—	²	(3,284,425)	731,200	731,200	Q2 2009
07388YBE1	6,678,995	—	²	(6,104,995)	574,000	574,000	Q2 2009
07388YBC5	6,807,716	—	²	(6,205,016)	602,700	602,700	Q2 2009
05950VAT7	5,720,982	—	²	(5,312,292)	408,690	408,690	Q2 2009
05947UMQ8	407,714	—	²	(339,694)	68,020	68,020	Q2 2009
05947UMP0	1,621,046	—	²	(1,360,721)	260,325	260,325	Q2 2009
05947UJT6	1,000,436	—	²	(743,026)	257,410	257,410	Q2 2009
22545LAT6	5,426,647	—	²	(4,926,626)	500,021	500,021	Q2 2009
61751NAR3	4,002,195	—	²	(3,660,595)	341,600	341,600	Q2 2009
92978MAT3	5,464,600	—	²	(4,860,639)	603,961	603,961	Q2 2009
92977QAQ1	13,034,405	—	²	(11,980,105)	1,054,300	1,054,300	Q2 2009
61754JAN8	2,787,584	—	²	(2,427,884)	359,700	359,700	Q2 2009
61753JAN9	7,376,067	—	²	(6,286,655)	1,089,412	1,089,412	Q2 2009
61753JAM1	10,040,730	—	²	(8,673,730)	1,367,000	1,367,000	Q2 2009

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-157

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
50180JAL9	$7,028,178	$—	²	$(5,882,278)	$1,145,900	$1,145,900	$	Q2 2009
61749MAF6	2,933,947	—	²	(2,552,647)	381,300	381,300		Q2 2009
61746WE89	934,072	—	²	(703,548)	230,524	230,524		Q2 2009
61746WE71	2,038,212	—	²	(1,558,205)	480,007	480,007		Q2 2009
59023BAM6	5,888,700	—	²	(4,806,900)	1,081,800	1,081,800		Q2 2009
59022HEC2	6,984,225	—	²	(5,699,025)	1,285,200	1,285,200		Q2 2009
50180JAM7	17,068,049	—	²	(14,611,549)	2,456,500	2,456,500		Q2 2009
59022HED0	2,244,466	—	²	(1,953,125)	291,341	291,341		Q2 2009
52108RCK6	13,624,490	—	²	(12,692,065)	932,425	932,425		Q2 2009
50180JAR6	12,048,727	—	²	(10,654,327)	1,394,400	1,394,400		Q2 2009
52108MDU4	7,906,789	—	²	(6,461,189)	1,445,600	1,445,600		Q2 2009
251510CY7	9,287,032	—	²	(7,029,696)	2,257,336	2,257,336		Q2 2009
52521RAS0	3,173,730	—	²	(1,672,517)	1,501,213	1,501,213		Q2 2009
02149HAK6	27,458,769	—	²	(13,202,360)	14,256,409	14,256,409		Q2 2009
75115CAG2	10,160,350	—	²	(5,511,758)	4,648,592	4,648,592		Q2 2009
015386AA3	2,620,115	—	²	(20,115)	2,600,000	2,600,000		Q1 2009
126378AG3	16,952,099	—	²	(8,331,528)	8,620,571	8,620,571		Q1 2009
126378AH1	18,332,132	—	²	(8,896,772)	9,435,360	9,435,360		Q1 2009
152314DT4	406,084	—	²	(125,394)	280,690	280,690		Q1 2009
46628SAG8	28,479,557	—	²	(15,739,186)	12,740,371	12,740,371		Q1 2009
589929JS8	3,614,073	—	²	(977,614)	2,636,460	2,636,460		Q1 2009
61749WAH0	8,348,064	—	²	(3,723,256)	4,624,808	4,624,808		Q1 2009
61749WAJ6	4,840,214	—	²	(2,064,598)	2,775,616	2,775,616		Q1 2009
74040KAC6	6,735,434	—	²	(1,066,188)	5,669,246	5,669,246		Q1 2009
84604CAE7	4,395,157	—	²	(2,954,291)	1,440,866	1,440,866		Q1 2009
939344AN7	7,049,401	—	²	(101,309)	6,948,092	6,948,092		Q1 2009
03702YAC4	4,325,600	—	²	(2,162,800)	2,162,800	2,162,800		Q1 2009
05947UMQ8	402,748	—	²	(279,196)	123,552	123,552		Q1 2009
059497AD9	5,019,063	—	²	(4,649,648)	369,415	369,415		Q1 2009
059497AE7	6,023,080	—	²	(5,633,623)	389,457	389,457		Q1 2009
059500AK4	1,073,719	—	²	(223,026)	850,693	850,693		Q1 2009
059500AM0	279,971	—	²	(39,980)	239,991	239,991		Q1 2009
12513YAR1	46,179,909	—	²	(43,275,482)	2,904,427	2,904,427		Q1 2009
190749AN1	5,165,844	—	²	(4,674,925)	490,919	490,919		Q1 2009
22544QAQ2	14,679,428	—	²	(13,730,058)	949,370	949,370		Q1 2009
22545DAL1	18,978,397	—	²	(17,449,489)	1,528,908	1,528,908		Q1 2009
46629YAQ2	5,060,345	—	²	(4,730,706)	329,639	329,639		Q1 2009
46630JAW9	20,076,375	—	²	(18,747,505)	1,328,870	1,328,870		Q1 2009
55312TAQ6	1,243,450	—	²	(615,776)	627,674	627,674		Q1 2009
55312TAR4	1,246,413	—	²	(544,645)	701,768	701,768		Q1 2009
59022HEE8	1,733,805	—	²	(1,545,986)	187,819	187,819		Q1 2009
59023BAN4	6,816,310	—	²	(5,908,928)	907,382	907,382		Q1 2009
61751XAL4	2,008,458	—	²	(1,850,014)	158,444	158,444		Q1 2009
05949AA67	7,180,337	—	²	(4,018,514)	3,161,823	3,161,823		Q1 2009
05949AA75	831,546	—	²	(270,990)	560,556	560,556		Q1 2009
12667FR98	9,441,206	—	²	(3,893,272)	5,547,934	5,547,934		Q1 2009
12669DN87	2,733,589	—	²	(1,410,077)	1,323,512	1,323,512		Q1 2009
251510ET6	12,727,050	—	²	(11,016,684)	1,710,366	1,710,366		Q1 2009
79548KJH2	51,335	—	²	(23,450)	27,885	27,885		Q1 2009
79548KJJ8	53,540	—	²	(21,307)	32,233	32,233		Q1 2009
79548KJK5	28,691	—	²	(12,508)	16,183	16,183		Q1 2009
02148FAW5	32,011,265	—	²	(13,311,789)	18,699,476	18,699,476		Q1 2009
12667G8B2	299,003	—	²	(124,689)	174,314	174,314		Q1 2009
76110H5M7	236,856	—	²	(153,532)	83,324	83,324		Q1 2009
76114DAE4	18,470,379	—	²	(12,205,478)	6,264,901	6,264,901		Q1 2009
004421RV7	7,280,863	—	²	(2,325,579)	4,955,284	4,955,284		Q4 2008

B-158	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
015386AA3	$4,500,000	$—	²	$(1,575,000)	$2,925,000	$2,925,000	Q4 2008
015386AB1	10,200,000	—	²	(3,570,000)	6,630,000	6,630,000	Q4 2008
015386AD7	2,437,500	—	²	(722,816)	1,714,684	1,714,684	Q4 2008
02148YAD6	24,448,783	—	²	(10,894,044)	13,554,738	13,554,738	Q4 2008
028909AC3	1,459,724	—	²	(481,866)	977,858	977,858	Q4 2008
03702YAC4	7,278,038	—	²	(2,952,438)	4,325,600	4,325,600	Q4 2008
05947UJV1	884,711	—	²	(566,669)	318,042	318,042	Q4 2008
05947UWC8	724,284	—	²	(637,873)	86,411	86,411	Q4 2008
05947UWD6	917,748	—	²	(838,199)	79,549	79,549	Q4 2008
05949AA75	2,375,256	—	²	(1,542,097)	833,159	833,159	Q4 2008
05949AM23	5,328,628	—	²	(3,347,549)	1,981,079	1,981,079	Q4 2008
05949AM31	1,618,515	—	²	(1,265,231)	353,284	353,284	Q4 2008
07388PAQ4	5,021,524	—	²	(4,378,524)	643,000	643,000	Q4 2008
073945AS6	1,754,077	—	²	(1,498,173)	255,904	255,904	Q4 2008
12558MBP6	16,579,545	—	²	(13,472,642)	3,106,903	3,106,903	Q4 2008
12667G8B2	444,952	—	²	(146,728)	298,224	298,224	Q4 2008
12669EWZ5	4,405,837	—	²	(2,024,744)	2,381,093	2,381,093	Q4 2008
152314DT4	1,149,308	—	²	(750,425)	398,883	398,883	Q4 2008
17310MAS9	4,015,015	—	²	(3,485,815)	529,200	529,200	Q4 2008
20173MAQ3	4,869,808	—	²	(4,234,308)	635,500	635,500	Q4 2008
20173QAR2	6,726,129	—	²	(5,859,949)	866,181	866,181	Q4 2008
21075WCJ2	1,407,861	—	²	(377,699)	1,030,162	1,030,162	Q4 2008
22540VHN5	2,463,713	—	²	(1,124,977)	1,338,736	1,338,736	Q4 2008
22545LAV1	4,260,344	—	²	(3,754,459)	505,885	505,885	Q4 2008
22545XAP8	33,792,994	—	²	(29,365,135)	4,427,859	4,427,859	Q4 2008
294751DY5	1,586,038	—	²	(894,024)	692,014	692,014	Q4 2008
294751FC1	2,299,916	—	²	(1,875,560)	424,356	424,356	Q4 2008
36228CDP5	750,894	—	²	(532,759)	218,135	218,135	Q4 2008
3622ECAH9	9,815,000	—	²	(6,403,699)	3,411,301	3,411,301	Q4 2008
3622MSAC6	14,658,028	—	²	(12,858,028)	1,800,000	1,800,000	Q4 2008
38500XAM4	3,263,688	—	²	(2,878,688)	385,000	385,000	Q4 2008
46412QAD9	6,997,504	—	²	(5,554,244)	1,443,260	1,443,260	Q4 2008
46625M2W8	1,708,545	—	²	(1,550,593)	157,952	157,952	Q4 2008
46625M2Y4	596,284	—	²	(442,858)	153,426	153,426	Q4 2008
46625MR27	1,555,235	—	²	(1,309,659)	245,576	245,576	Q4 2008
46625YQ97	4,931,368	—	²	(4,159,368)	772,000	772,000	Q4 2008
50179MBT7	7,930,571	—	²	(6,789,914)	1,140,656	1,140,656	Q4 2008
50180CAV2	6,024,175	—	²	(5,211,175)	813,000	813,000	Q4 2008
50180CAW0	7,183,387	—	²	(6,315,658)	867,729	867,729	Q4 2008
53944MAC3	6,954,397	—	²	(5,694,397)	1,260,000	1,260,000	Q4 2008
55312TAQ6	3,817,868	—	²	(2,574,418)	1,243,450	1,243,450	Q4 2008
55312TAR4	3,616,402	—	²	(2,369,989)	1,246,413	1,246,413	Q4 2008
55312YAT9	20,004,831	—	²	(17,949,031)	2,055,800	2,055,800	Q4 2008
589929JS8	4,196,584	—	²	(460,813)	3,735,771	3,735,771	Q4 2008
59022HEF5	1,041,525	—	²	(907,992)	133,533	133,533	Q4 2008
59022HEG3	217,210	—	²	(129,739)	87,471	87,471	Q4 2008
59022HEH1	148,995	—	²	(100,815)	48,180	48,180	Q4 2008
59022HEJ7	163,421	—	²	(75,981)	87,440	87,440	Q4 2008
60687VAN5	3,276,152	—	²	(2,857,652)	418,500	418,500	Q4 2008
617453AC9	4,941,714	—	²	(4,307,214)	634,500	634,500	Q4 2008
617453AD7	6,839,059	—	²	(6,037,244)	801,815	801,815	Q4 2008
61746WE97	982,114	—	²	(622,238)	359,876	359,876	Q4 2008
61746WF21	198,149	—	²	(108,779)	89,370	89,370	Q4 2008
61749MAG4	2,463,365	—	²	(2,174,584)	288,781	288,781	Q4 2008
70556RAD3	41,824,931	—	²	(16,186,786)	25,638,145	25,638,145	Q4 2008
74040KAC6	14,387,860	—	²	(7,644,893)	6,742,967	6,742,967	Q4 2008

Intelligent Life VUL and Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-159

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA	concluded

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
74924PAJ1	$1,071,735	$—	²	$(577,030)	$494,705	$494,705	Q4 2008
760985U58	380,419	—	²	(70,655)	309,764	309,764	Q4 2008
760985U66	166,134	—	²	(69,050)	97,084	97,084	Q4 2008
76110HQT9	2,966,509	—	²	(1,968,981)	997,528	997,528	Q4 2008
76110VLD8	2,354,851	—	²	(467,251)	1,887,601	1,887,601	Q4 2008
76110VPJ1	2,462,808	—	²	(780,464)	1,682,344	1,682,344	Q4 2008
76110VPU6	1,428,428	—	²	(659,001)	769,427	769,427	Q4 2008
76110VTQ1	6,999,985	—	²	(6,060,515)	939,470	939,470	Q4 2008
76110WRX6	4,096,799	—	²	(1,412,549)	2,684,250	2,684,250	Q4 2008
76110WVT0	1,123,115	—	²	(565,567)	557,549	557,549	Q4 2008
76113GAC2	4,756,743	—	²	(4,437,090)	319,653	319,653	Q4 2008
92978QAT4	20,021,630	—	²	(17,893,630)	2,128,000	2,128,000	Q4 2008
939344AN7	10,000,000	—	²	(3,054,200)	6,945,800	6,945,800	Q4 2008
93934DAQ0	87,351	—	²	(51,823)	35,528	35,528	Q4 2008
94980KAQ5	1,103,943	—	²	(643,629)	460,314	460,314	Q4 2008
059500AK4	10,014,230	—	²	(8,891,170)	1,123,060	1,123,060	Q4 2008
059500AM0	3,181,507	—	²	(2,885,786)	295,721	295,721	Q4 2008
004421RV7	9,463,168	7,747,697	¹	(1,715,471)	7,747,697	7,003,715	Q3 2008
03702YAC4	21,627,908	—	²	(14,058,108)	7,569,800	7,569,800	Q3 2008
05949AM31	1,873,669	1,656,719	¹	(216,950)	1,656,719	739,839	Q3 2008
12558MBP6	19,071,607	16,855,724	¹	(2,215,883)	16,855,724	5,396,442	Q3 2008
55312TAQ6	10,046,558	—	²	(6,083,638)	3,962,920	3,962,920	Q3 2008
55312TAR4	11,893,403	—	²	(8,099,902)	3,793,501	3,793,501	Q3 2008
589929JS8	5,505,188	—	²	(694,732)	4,810,456	4,810,456	Q3 2008
59022HEF5	1,160,443	1,060,145	¹	(100,298)	1,060,145	445,708	Q3 2008
59022HEG3	575,821	229,619	¹	(346,202)	229,619	266,453	Q3 2008
59022HEH1	259,151	161,404	¹	(97,747)	161,404	233,878	Q3 2008
59022HEJ7	327,200	188,252	¹	(138,948)	188,252	232,061	Q3 2008
74040KAC6	15,328,440	—	²	(940,580)	14,387,860	14,387,860	Q3 2008
004421RV7	13,293,979	10,420,391	¹	(2,873,588)	10,420,391	8,677,457	Q2 2008
05947UJV1	1,613,758	1,063,032	¹	(550,726)	1,063,032	2,510,921	Q2 2008
152314DT4	1,874,385	1,222,995	¹	(651,390)	1,222,995	1,436,123	Q2 2008
59022HEG3	698,839	588,230	¹	(110,609)	588,230	460,785	Q2 2008
59022HEH1	644,929	271,560	¹	(373,369)	271,560	412,942	Q2 2008
59022HEJ7	1,010,816	352,031	¹	(658,785)	352,031	628,144	Q2 2008
74040KAC6	16,983,047	—	²	(834,284)	16,148,763	16,148,763	Q2 2008
46625M2Y4	1,434,849	674,165	¹	(760,684)	674,165	727,135	Q1 2008
59022HEJ7	1,064,661	1,035,647	¹	(29,014)	1,035,647	756,208	Q1 2008
61746WE97	1,687,099	1,085,336	¹	(601,763)	1,085,336	1,710,037	Q1 2008
61746WF21	659,501	249,760	¹	(409,741)	249,760	545,244	Q1 2008
68400XBL3	557,541	280,704	¹	(276,837)	280,704	426,874	Q1 2008
760985U66	867,188	—	²	(536,924)	330,264	330,264	Q4 2007
363259AA0	15,000,000	—	²	(4,800,000)	10,200,000	10,200,000	Q4 2007
61746WF21	771,351	676,705	¹	(94,646)	676,705	556,580	Q4 2007
760985U58	2,813,940	911,116	¹	(1,902,824)	911,116	2,421,305	Q4 2007
76110WRX6	5,900,848	4,987,584	¹	(913,264)	4,987,584	4,149,159	Q4 2007
652454BB4	10,000,000	—	²	(1,500,000)	8,500,000	8,500,000	Q3 2007
652454BC2	5,000,000	—	²	(850,000)	4,150,000	4,150,000	Q3 2007
52518RBE5	1,322,892	—	²	(333,510)	989,382	989,382	Q2 2006
74681@AK5	4,500,000	—	²	(2,487,421)	2,012,579	2,012,579	Q3 2003
Total				$(3,074,384,468)

¹	Impairment based on undiscounted cash flows.
²	Impairment based on Fair Value.
*	Securities identified as having a net present value of $0.

B-160	Statement of Additional Information ■ Intelligent Life VUL and Intelligent Life Survivorship VUL

730 Third Avenue

New York, NY 10017-3206

A12219 (5/11)

PART C: OTHER INFORMATION

Item 26. Exhibits

(a)	Board of Directors Resolution.

Resolution of the Board of Directors of TIAA-CREF Life Insurance Company establishing TIAA-CREF Life Separate Account VLI-1 (1)

(b)	Custodian Agreements.

(1)	Form of Domestic Custody Agreement between TIAA-CREF Life Insurance Company on behalf of TIAA-CREF Life Separate Account VLI-1 and JPMorgan Chase Bank, N.A. (9)

(c)	Underwriting Contracts.

(1)	Form of Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (2)

(d)	Contracts.

(1)	(a) Flexible Premium Variable Universal Life Insurance Policy (2)

(b)	Automatic Increase Rider (2)

(c)	Four Year Level Term Insurance Rider (2)

(d)	Guaranteed Minimum Death Benefit Rider (2)

(e)	Waiver of Monthly Charges Rider (2)

(f)	Aviation Limitation Endorsement (2)

(2)	(a) Last Survivor Flexible Premium Variable Universal Life Insurance Policy (2)

(b)	Last Survivor Automatic Increase Rider (2)

(c)	Last Survivor Four-year Level Term Insurance Rider (2)

(d)	Last Survivor Guaranteed Minimum Death Benefit Rider (2)

(e)	Last Survivor Policy Split Option (2)

(f)	Last Survivor Single Life Level Term Insurance Rider (2)

(g)	Last Survivor Aviation Limitation Endorsement (2)

(3)	(a) Form of Intelligent Life Flexible Premium Variable Universal Life Insurance Policy (5)

(b)	Waiver of Monthly Charges Rider (for Intelligent Life Policy) (5)

(c)	Level Cost of Insurance Endorsement (for Intelligent Life Policy) (5)

(d)	Policy Change Endorsement (for Intelligent Life Policy) (5)

(e)	Institutional Charitable Benefit Rider (for Intelligent Life Policy) (9)

(f)	Amended Form of Intelligent Life Flexible Premium Variable Universal Life Insurance Policy (9)

(g)	Overloan Protection Endorsement (for Intelligent Life Policy) (10)

(e)	Applications.

(1)	Form of Application (2)

(2)	Form of Application for Intelligent Life Policy (5)

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(1)	Charter of TIAA-CREF Life Insurance Company (2)

(2)	By-laws of TIAA-CREF Life Insurance Company (2)

(g)	Reinsurance Contracts.

(1)	Reinsurance Agreement effective March 1, 2006 between Swiss Re Life & Health America Inc. and TIAA-CREF Life Insurance Company. (8)

(2)	Reinsurance Agreement effective March 1, 2006 between Munich American Reassurance Company and TIAA-CREF Life Insurance Company. (8)

(h)	Participation Agreements.

(1)	Form of Participation/Distribution Agreement with TIAA-CREF Life Funds. (2)

(2)	Amendment to Participation and Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc., dated as of October 19, 2004. (4)

(3)	Form of Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Institutional Shares. (5)

(4)	Form of Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Service Shares. (5)

(5)	Form of Participation Agreement among TIAA-CREF Life, Calamos Advisors Trust, Calamos Advisors LLC, and Calamos Financial Services LLC with respect to Institutional Shares. (5)

(6)	Form of Participation Agreement among TIAA-CREF Life, Credit Suisse Trust, Credit Suisse Asset Management, LLC, and Credit Suisse Asset Management Securities, Inc. (5)

(7)	Form of Participation Agreement among TIAA-CREF Life, Teachers Personal Investors Services, Inc., Franklin Templeton Variable Insurance Products Trust, and Franklin/Templeton Distributors, Inc. (5)

(8)	Form of Participation Agreement among TIAA-CREF Life, MFS Variable Insurance Trust, and Massachusetts Financial Services Company. (5)

(9)	Form of Participation Agreement among TIAA-CREF Life, Neuberger Berman Advisers Management Trust, and Neuberger Berman Management Inc. (5)

(10)	Form of Participation Agreement among TIAA-CREF Life, PIMCO Variable Insurance Trust, and Allianz Global Investors Services Credit Suisse Asset Management, LLC, and Credit Suisse Asset Management Distributors LLC. (5)

(11)	Form of Participation Agreement among TIAA-CREF Life, Royce & Associates, LLC, and Royce Capital Fund. (5)

(12)	Form of Participation Agreement among TIAA-CREF Life, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. (5)

(13)	Form of Participation Agreement among TIAA-CREF Life, Salomon Brothers Variable Series Fund Inc., and Legg Mason Investor Services, LLC. (5)

(14)	Form of Participation Agreement among TIAA-CREF Life, Greenwich Street Series Fund, and Legg Mason Investor Services, LLC. (5)

(15)	Form of Participation Agreement among TIAA-CREF Life, Columbia Wanger Asset Management, LLP, Columbia Management Distributors, Inc., and Wanger Advisors Trust. (5)

(16)	Form of Participation Agreement among TIAA-CREF Life, WM Variable Trust, and WM Funds Distributor, Inc. (5)

(17)	Form of Participation Agreement among TIAA-CREF Life, The Prudential Series Fund, Prudential Investments LLC, and Prudential Investment Management Services LLC. (5)

(18)	Amendment to Participation and Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005. (7)

(19)	Form of Participation Agreement between Principal Variable Contracts Fund, Inc., Principal Funds Distributor Inc. and TIAA Life Insurance Company. (8)

(20)	Form of Amendment to Fund Participation Agreement between Calamos Financial Services LLC and TIAA-CREF Life Insurance Company. (8)

(21)	Form of Amendment to Fund Participation Agreement by and between Delaware VIP Trust, Delaware Management Company, Delaware Distributors, L.P. and TIAA-CREF Life Insurance Company. (8)

(22)	Form of Amendment to Participation Agreement by and among Legg Mason Investors Services, LLC, Legg Partners Variable Equity Trust, and TIAA-CREF Life Insurance Company and TIAA-CREF Life Insurance Company. (8)

(23)	Form of Amendment to Participation Agreement by and among Legg Mason Investors Services, LLC, Legg Partners Variable Equity Trust, and TIAA-CREF Life Insurance Company and TIAA-CREF Life Insurance Company. (8)

(24)	Form of Amendment to Participation Agreement by and among Credit Suisse Trust, Credit Suisse Asset Management LLC, and Credit Suisse Asset Management Securities, Inc. and TIAA-CREF Life Insurance Company. (8)

(25)	Form of Fund/SERV and Networking Supplement to Participation Agreement by and among MFS Variable Insurance Trust and Massachusetts Financial Services Company. (8)

(26)	Form of Shareholder Information Agreement between Credit Suisse Asset Management Securities, Inc. and TIAA-CREF Life Insurance Company. (8)

(27)	Form of Shareholder Information Agreement between Delaware Service Company, Inc. Securities, Inc. and TIAA-CREF Life Insurance Company. (8)

(28)	Form of Shareholder Information Agreement between Neuberger Berman Management Inc. and TIAA-CREF Life Insurance Company. (8)

(29)	Form of Shareholder Information Agreement between Prudential Investment Management Services LLC and TIAA-CREF Life Insurance Company. (8)

(30)	Form of Shareholder Information Agreement between Royce Fund Services, Inc. and TIAA-CREF. (8)

(31)	Form of Shareholder Information Agreement between Teachers Personal Investors Services, Inc. and TIAA-CREF Life Insurance Company. (6)

(32)	Form of Shareholder Information Agreement between MFS Fund Distributors, Inc. and TIAA-CREF Life Insurance Company. (8)

(33)	Form of Shareholder Information Agreement between Allianz Global Investors Distributors LLC and TIAA-CREF Life Insurance Company. (8)

(34)	Form Shareholder Information Agreement between Franklin Templeton Franklin/Templeton Distributors, Inc. and TIAA-CREF Life Insurance Company. (8)

(35)	Form of Amendment to Administrative Services Agreement by and among Legg Mason Investors Services, LLC and TIAA-CREF Life Insurance Company. (8)

(36)	Form of Amendment to Administrative Services Agreement by and among Legg Mason Investors Services, LLC and TIAA-CREF Life Insurance Company. (8)

(37)	Form of Distribution and Administrative Service Agreement between Neuberger Management Inc and TIAA-CREF Life Insurance Company. (8)

(38)	Form of Administrative Services Agreement between Columbia Management Distributors, Inc. and TIAA-CREF Life Insurance Company. (8)

(39)	Form of Administrative Services Agreement between Credit Suisse Asset Management, LLC and TIAA-CREF Life Insurance Company. (8)

(40)	Form of Administrative Services Agreement by and between Franklin Templeton Services, LLC, and TIAA-CREF Life Insurance Company. (8)

(41)	Form of Administrative Services Agreement between Legg Mason Investor Services, LLC and TIAA-CREF Life Insurance Company. (8)

(42)	Form of Administrative Services Agreement between Janus Capital Management LLC and TIAA-CREF Life Insurance Company. (8)

(43)	Form of Distribution and Shareholder Services Agreement between Janus Distributors LLC and TIAA-CREF Life Insurance Company. (8)

(44)	Form of Indemnification Agreement Between Massachusetts Financial Services Company and TIAA-CREF Life Insurance Company. (8)

(45)	Form of AMT Distribution and Administrative Services Agreement between Neuberger Berman Management Inc. and TIAA-CREF Life Insurance Company. (8)

(46)	Form of Participation Agreement among TIAA-CREF Life, ING Investors Trust, and ING Funds Distributor, LLC with respect to institutional shares. (10)

(47)	Investment Advisory Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc. (10)

(48)	Administrative Services Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc. (10)

(i)	Administrative Contracts.

(1)	Form of Administrative Services Agreement by and between McCamish Systems, LLC and Teachers Insurance and Annuity Association of America. (9)

(2)	Form of Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)

(j)	Other Material Contracts. Not Applicable.

(k)	Legal Opinion. Opinion and Consent of Meredith Kornreich, Esq. as to the legality of the securities being registered*

(l)	Actuarial Opinion. Not Applicable.

(m)	Calculation. Not Applicable.

(n)	Other Opinions.

(1)	Written Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm*

(o)	Omitted Financial Statements. Not Applicable.

(p)	Initial Capital Agreements. Not Applicable.

(q)	Redeemability Exemption.

(1)	Description of Issuance, Transfer and Redemption Procedures For Individual and Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life (2)

(2)	Description of Issuance, Transfer and Redemption Procedures For Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life (8)

(3)	Amended and Restated Description of Issuance, Transfer, and Redemption Procedures for Individual and Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life Insurance Company (7)

(r)	Powers of Attorney (11)

(1)	Incorporated by reference to the initial filing of the Registration Statement on Form S-6, filed June 1, 2001 (File No. 333-62162).

(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed January 31, 2002 (File No. 333-62162).

(3)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed April 30, 2003 (File Nos. 333-62162 and 811-10393).

(4)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6, filed May 3, 2005 (File Nos. 333-62162 and 811-10393).

(5)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006, (File Nos. 333-128699 and 811-10393).

(6)	Incorporated by reference to Post-Effective Amendment No. 7 on the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, filed on May 1, 2007 (File No. 333-46414 and 811-08963).

(7)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed May 1, 2006 (File Nos. 333-128699 and 811-10393).

(8)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed on May 2, 2007 (File Nos. 333-128699 and 811-10393).

(9)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed on May 1, 2008 (File Nos 333-128699 and 811-10393).

(10)	Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6, filed on May 1, 2010 (File Nos 333-128699 and 811-10393).

(11)	Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, filed on May 1, 2008 (File Nos 333-128699 and 811-10393) and to Post-Effective Amendment No. 4 to the Registration Statement on Form S-1, filed on April 14, 2011 (File Nos 333-149714).

*	Filed Herewith

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Anthony M. Garcia	Director, President & Chief Executive Officer
David M. Anderson	Director
Elizabeth D. Black	Director
Sanjeev Handa	Director
Nancy Heller	Director
Eric T. Jones	Director
Harry I. Klaristenfeld	Director, Senior Vice President & Chief Actuary
Matthew Kurzweil	Director, Chairman
Steven Maynard	Director, Vice President & Chief Operating Officer
Russell Noles	Director
Douglas Rothermich	Director
Wayne Williams	Director
Dorothy Bonett	Managing Director of New Business & Underwriting
Linda Dougherty	Vice President & Chief Financial Officer
Jorge Gutierrez	Vice President, Treasurer
Meredith Kornreich	Vice President & General Counsel
Lisa Mancini	Chief Underwriter
Marjorie Pierre-Merrit	Vice President & Assistant Corporate Secretary
Jeremy Ragsdale	Managing Director, Product Management
Dennis Rupp	Director of Insurance Wholesaling
Wayne Smiley	Chief Compliance Officer

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 28. Persons Controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

Oleum Holding Company, Inc. (24)
TIAA BOARD OF OVERSEERS
A not-for-profit, non-stock, New York membership corporation organized by Special Act (C. 880) of the N.Y. Legislature in 1937 to hold the outstanding shares of TIAA's nonproprietary capital stock. Name changed from Trustees of T.I.A.A. Stock on November 17, 1989. (2)
Polar Star Canadian Oil and Gas Holding, Inc. (25)
Seven persons serve as members of TIAA Board of Overseers and as members of CREF. (1)
Subsidiary
TIAA-CREF International Holdings LLC (22)
Investment Subsidiaries (4)
Teachers Insurance and Annuity Association of America (TIAA)
A New York legal reserve life insurance company, the purpose of which is to aid and strengthen non-profit-making and non-proprietary institutions and their staff members through pension and insurance products and related services. (3)
TIAA-CREF Asset Management UK Limited (23)
TIAA-CREF Investment Management, LLC (6)
Separate Real Estate Account Subsidiaries (5)
TIAA-CREF Individual & Institutional Services, LLC (7)
TIAA-CREF Redwood, LLC (18)
TIAA-CREF Enterprises, Inc. (9)
Kaspick & Company, LLC (19)
Teachers Personal Investors Services, Inc. (11)
TIAA Global Markets, Inc. (8)
TIAA-CREF Life Insurance Company (12)
Teachers Advisors, Inc. (10)
Covariance Capital Management, Inc. (27)
TIAA-CREF Tuition Financing, Inc. (13)
Active Extension Fund I, LLC, Active Extension Fund II – Global Opportunities, LLC, Active Extension Fund III, LLC, Active Extension Fund V – Analyst Market Neutral, LLC (20)
TIAA-CREF Insurance Agency, LLC (16)
TCAM Core Property Fund GP LLC (17)
TCT Holdings, Inc. (14)
Subsidiaries
TIAA-CREF Trust Company, FSB (15)
Westchester Group Investment Management Holding Company, Inc. (28)
TIAA-CREF LPHC, LLC (21)
T-C SMA III, LLC (26)
Westchester Group Investment Management, Inc. (29)
Subsidiaries
Subsidiaries
Subsidiaries

(1)	TIAA Board of Overseers is a New York not-for-profit corporation established to further education and other non-profit purposes by holding the stock of TIAA.

(2)	TIAA’s non-profit capital stock, constituting all of its authorized shares of stock, was originally issued to the Carnegie Corporation of New York. The shares were transferred to Trustees of T.I.A.A. Stock, renamed TIAA Board of Overseers, immediately after the enactment of the cited legislation.

(3)	Teachers Insurance and Annuity Association of America is a New York domiciled life insurance company that issues guaranteed and variable annuities and life insurance for nonprofit and government institutions and their employees. Employs all TIAA entities staff except for Kaspick and TIAA-CREF Asset Management UK Limited (England). The TIAA Board of Overseers elects TIAA’s trustees.

•

TIAA Separate Account VA-1 (“VA-1”) is a separate account registered with the SEC as an open-end management investment company that offers individual, variable, after-tax annuities. VA-1 has only one investment portfolio, the Stock Index Account.

•	TIAA Real Estate Account VA-2 (“VA-2”) is a separate account of TIAA that allows TIAA to offer a variable investment option based on real estate investments for TIAA’s pension annuities.

•

TIAA Separate Account VA-3 (“VA-3”) is registered with the SEC as an investment company under the Investment Company Act of 1940 and operates as a unit investment trust. VA-3 is designed to fund individual and group variable contracts in retirement plans.

(4)	The following corporations, trusts and limited liability companies (“LLCs”) were organized by TIAA to hold real estate, mortgage, and securities investments for the General Account and may no longer hold any assets. All issued and outstanding stock of the corporations, trusts, and memberships in the LLCs are owned, directly or indirectly, by TIAA. Unless otherwise indicated, these Domestic entities are Delaware entities:

DOMESTIC
485 Properties, LLC*	T-C Sports Co., Inc.*
730 Texas Forest Holdings, Inc.*	T-C Stonecrest LLC
Bethesda ARC, LLC	T-Investment Properties Corp.
Bethesda HARC, LLC	T-Land Corp.
Ceres Agricultural Properties, LLC*	T-Pointe, LLC
CTG&P, LLC	TCPC Associates, LLC
DAN Properties, Inc.	Teachers Concourse, LLC*
Debt Holdings, LLC	Teachers Mayflower, LLC
Demeter Agricultural Properties, LLC	Teachers West, LLC
Demeter Agricultural Properties II, LLC	TIAA 485 Boca 54 LLC
Flint European Trust	TIAA 485 Clarendon, LLC
Infra Alpha LLC	TIAA Canada Retail Business Trust
JV Georgia One, Inc.	(a Pennsylvania business trust)
JWL Properties, Inc.	TIAA CMBS I, LLC*
ND 70SMA LLC	TIAA Diamond Investor, LLC
ND Belgrave House LLC	TIAA European Funding Trust*
ND La Jolla, LLC	TIAA Franklin Square, LLC*
ND Properties, Inc.*	TIAA Gemini Office, LLC
ND-T Street, LLC	TIAA Global Public Investments, LLC
Normandale Center LLC	TIAA Lakepointe, LLC
Occator Agricultural Properties, LLC	TIAA Park Evanston, Inc.
Port Northwest IV Corporation

DOMESTIC

Premiere Agricultural Properties, LLC	TIAA Realty, Inc.
Premiere Columbia Properties, LLC	TIAA SF One, LLC
Premiere Farm Properties, LLC	TIAA Stafford Harrison LLC
Savannah Teachers Properties, Inc.	TIAA The Reserve II Member, LLC
T-C 685 Third Avenue Member LLC	TIAA Timberlands I, LLC*
T-C 1101 Pennsylvania Avenue LLC	TIAA Timberlands II, LLC*
T-C 1101 Pennsylvania Avenue Owner LLC	TIAA Union Place Phase I LLC
T-C 1101 Pennsylvania Avenue Venture LLC	TIAA-CREF Global Investments LLC
T-C Cypress Park West LLC	WRC Properties, Inc.*
T-C Duke Street LLC
T-C King Street Station LLC
T-C Montgomery Mall LLC
T-C Newbury Common LLC
T-C Potomac Promenade LLC
T-C Roosevelt Square LLC
T-C SMA I, LLC
T-C SMA 2, LLC
T-C State House On Congress Apartments LLC

INTERNATIONAL
36 Rue La Fayette (Luxembourg)	SAS Roosevelt (France)
154 Rue de l’Universite SARL (France)	Servin EURL (France)
Bruyeres I SAS (France)	Servin Holding SARL (France)
Bruyeres II SAS (France)	SNC Amarante (France)
Business Port S.r.l. (Italy)	SNC La Defense (France)
Courcelles 70 SAS (France)	SNC Lazulli (France)
Des Brateaux SARL (France)	SNC Peridot (France)
Erlangen Arcaden GmbH & Co. KG (Germany)	SNC Roosevelt (France)
LaFayette Lux 1 S.a.r.l. (Luxembourg)	TIAA Lux 2 (Luxembourg)
LaFayette Lux 2 S.a.r.l. (Luxembourg)	TIAA Lux 4 (Luxembourg)
Mansilla Participacoes Ltda (Brazil)	TIAA Lux 5 S.a.r.l. (Luxembourg)
ND Europe S.a.r.l.* (Luxembourg)	TIAA Lux 6 S.a.r.l.*(Luxembourg)
Norte Shopping – Centre Commercial S. A. (Portugal)	TIAA Lux 7 S.a.r.l. (Luxembourg)
Norte Shopping Retail & Leisure Centre BV* (Netherlands)	TIAA Lux 8 S.a.r.l (Luxembourg)
Olympe EURL (France)	TIAA Lux 9 S.a.r.l. (Luxembourg)
Olympe Holding SARL (France)	Villabe SAS (France)
Provence 110 (France)
REA Europe SARL (Luxembourg)
REA Lux 1 SARL (Luxembourg)
Rue de I’Universite 154 SAS (France)
SAS La Defense (France)
SAS Malachite (France)

(5)	Subsidiaries of the Separate Real Estate Account:

Marketfair Holdings LLC, One Boston Place Real Estate Investment Trust, a Maryland investment trust; Seneca Industrial Holdings, LLC; T-C 701 Brickell LLC; T-C Ashford Meadows LLC, T-C Four Oaks Place LLC; T-C Legacy at Westwood LLC; T-C Legend at Kierland LLC, T-C Lenox Park LLC, T-C Montecito LLC, T-C Palomino Blue Ridge LLC, T-C Palomino Green River LLC, T-C Palomino Red Canyon LLC, T-C Phoenician LLC,T-C Preston Sherry Plaza, LLC; T-C Regents Court LLC; T-C San Montego TX LLC, T-C SP, Inc., T-C The Caruth LLC; T-C The Colorado LLC; T-C Tradition at Kierland LLC, Teachers Belvidere Properties, LLC; Teachers REA, LLC; Teachers REA II, LLC; Teachers REA III, LLC; TIAA Florida Mall, LLC; TIAA Miami International Mall, LLC; TIAA West Town Mall, LLC; TIAA-CREF Global Separate Real Estate Company LLC; TREA 10 Schalks Crossing Road, LLC; TREA 1401 H, LLC; TREA Broadlands, LLC; TREA Florida Retail, LLC; TREA GA Reserve, LLC; TREA Pacific Plaza, LLC; TREA Retail Fund-K, LLC; TREA Retail Property Portfolio 2006, LLC; TREA Weston, LLC; TREA Wilshire Rodeo, LLC.

(6)	TIAA-CREF Investment Management, LLC is a registered investment advisor, which provides investment management services for College Retirement Equities Fund.

(7)	TIAA-CREF Individual & Institutional Services, LLC is a registered broker-dealer and investment advisor, which provides distribution and related services for College Retirement Equities Fund, TIAA Real Estate Account and TIAA Separate Account VA-3, and through a selling agreement with Teachers Personal Investors Services, Inc. distribution services for the TIAA-CREF Funds, the TIAA-CREF Life Funds, TIAA-CREF Life Insurance Company’s Variable Annuity and Variable Life Products, Tuition Savings Products, and TCAM Funds.

(8)	TIAA Global Markets, Inc. was formed to issue debt instruments.

(9)	TIAA-CREF Enterprises, Inc. is organized for the purpose of holding the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Tuition Financing, Inc., TCAM Core Property Fund GP LLC and Westchester Group Investment Management Holding Company, Inc.

(10)	Teachers Advisors, Inc. is a registered investment advisor organized for the purpose of providing investment advice and management services to the TIAA Separate Account VA-1, the TIAA-CREF Funds, and the TIAA-CREF Life Funds. It provides investment adviser services for set contractual fees, with the intent of making a profit.

(11)	Teachers Personal Investors Services, Inc. is a registered broker-dealer organized for the purpose of providing distribution and administrative services for the TIAA Separate Account VA-1, the TIAA-CREF Funds, and the TIAA-CREF Life Funds, and is the placement agent for the private funds managed by TIAA-CREF Asset Management.

(12)	TIAA-CREF Life Insurance Company is a New York domiciled life insurance company that issues guaranteed and variable annuities, funding agreements, and life insurance, including variable life insurance, to the general public. TIAA-CREF Life Insurance Company holds the sole member interest in TIAA-CREF Insurance Agency, LLC.

(13)	TIAA-CREF Tuition Financing, Inc. (“TFI”) is organized to administer and provide advice to tuition savings and prepaid plans. It is a program manager providing program management services to state’s qualified tuition programs. TFI performs certain services related to the plan on behalf of the state, but the 529 plan is the state’s products since Section 529 of the IRC only allows states and eligible educational institutions to establish and maintain 529 plans. TFI also manages the Independent 529 plans (I-529) which is sponsored by a consortium of private colleges and universities. TFI, with permission from the states, subcontracts with other entities to perform certain of the program management services.

(14)	TCT Holdings, Inc. is organized for the purpose of holding the stock of TIAA-CREF Trust Company, a federal savings bank.

(15)	TIAA-CREF Trust Company, FSB is a federally chartered savings bank that provides individual and institutional asset management and investment advice for its customers.

(16)	TIAA-CREF Insurance Agency, LLC is a licensed life insurance agent offering insurance services and products.

(17)	TCAM Core Property Fund GP LLC was established to act as the general partner of TIAA-CREF Asset Management Core Property Fund, LP, an open-end private investment fund which owns an interest in TCAM Core Property Fund REIT LLC, which in turn owns the membership interests in TCAM Core Property Fund Operating GP LLC (“GP”). GP was organized to act as the general partner of TCAM Core Property Fund Operating LP, which is an unregistered 3(c)(7) fund organized as a vehicle for direct real estate investment by TCAM customers.

(18)	TIAA-CREF Redwood, LLC was established for the purpose of owning the membership interests in Kaspick & Company, LLC.

(19)	Kaspick & Company, LLC a registered investment adviser providing administrative advice and gift administration services to charitable organizations and other non-profit institutions through investment management and gift administration agreements with charitable organizations, which act as trustees for donors (and their beneficiaries) participating in their planned giving programs.

(20)	Active Extension Fund I, LLC, Active Extension Fund II-Global Opportunities, LLC, Active Extension Fund III, LLC and Active Extension Fund V – Analyst Market Neutral, LLC were organized to engage in investment strategies.

(21)	TIAA-CREF LPHC, LLC, was organized to hold the membership interests in TCAM SVREF I GP, LLC and TCAM DOF GP LLC.

•

TCAM SVREF I GP, LLC was organized to hold the membership interests in TCAM SVREF I A.S., LLC and to act as the general partner of TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP. TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP, a closed-end private investment fund. TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP will hold the memberships interests in TCAM SVREF I Properties, LLC and TCAM SVREF I REIT, LLC, which were organized to hold the investments of their parent entity. TCAM SVREF I REIT, LLC will elect to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. TCAM SVREF I A.S., LLC was organized to facilitate the acquisition of the first property by TIAA-CREF Asset Management Strategic Value Real Estate Fund I, L.P. and appropriately comply with certain ERISA requirements.

•

TCAM DOF GP LLC was established to act as the general partner of TIAA-CREF Asset Management Distressed Opportunities Fund, L.P., a closed-end private investment fund which will primarily invest in pooled investment vehicles with distressed debt or distressed equity strategies and will issue limited partnership interests to investors.

(22)	TIAA-CREF International Holdings LLC, was organized to hold the ownership interests in a foreign subsidiary.

(23)	TIAA-CREF Asset Management UK Limited was organized to provide advisory services with respect to TIAA’s UK and European real estate investments.

(24)	Oleum Holding Company, Inc. was organized to own the shares of Polar Star Canadian Oil and Gas Holding, Inc., a Canadian entity.

(25)	Polar Star Canadian Oil and Gas, Inc., whose shares are owned by Polar Star Canadian Oil and Gas Holding, Inc., is a Canadian company engaged in oil and gas exploration and production.

(26)	T-C SMA III, LLC was organized to act as the general partner of TIAA-CPPIB Commercial Mortgage Company, L.P., which in turn will act as a member of TIAA-CPPIB Commercial Mortgage Company REIT LLC.

(27)	Covariance Capital Management, Inc. was organized to act as an investment adviser to manage mid-size endowments and foundations.

(28)	Westchester Group Investment Management Holding Company, Inc. was organized to acquire an interest in certain assets of an Illinois corporation and to contribute that interest to Westchester Group Investment Management, Inc.

(29)	Westchester Group Investment Management, Inc. was organized to operate an agricultural asset management business.

TIAA	% owned by TIAA/ Subsidiary
General Account Investment and Insurance Subsidiaries:
(T1) 485 Properties, LLC	100%
(T2) Bethesda ARC, LLC	100%
(T3) Bethesda HARC, LLC	100%
(T2) DAN Properties, Inc.	100%
(T2) JV Georgia One, Inc.	100%
(T2) JWL Properties, Inc.	100%
(T2) Normandale Center LLC	100%
(T2) Port Northwest IV Corporation	100%
(T2) Savannah Teachers Properties, Inc.	100%
(T2) T-Investment Properties Corp.	100%
(T2) T-Land Corp.	100%
(T2) T-C Duke Street LLC	100%
(T2) TIAA 485 Boca 54 LLC	100%
(T2) TIAA 485 Clarendon, LLC	100%
(T2) TIAA Gemini Office, LLC	100%
(T2) TIAA-CREF Global Investments LLC	100%
(T1) 730 Texas Forest Holdings, Inc.	100%
(T2) 730 Texas Timberlands Ltd.	.5%
(T2) 730 Texas Timberlands II Ltd.	.5%
(T1) 730 Texas Timberlands II, Ltd.	99.5%
(T1) Active Extension Fund I, LLC	100%
(T1) Active Extension Fund II - Global Opportunities, LLC	100%
(T1) Active Extension Fund III, LLC	100%
(T1) Active Extension Fund V – Analyst Market Neutral, LLC	100%
(T1) Ceres Agricultural Properties, LLC	100%
(T2) Premiere Farm Properties, LLC	100%
(T2) Premiere Agricultural Properties, LLC	100%
(T2) Premiere Columbia Properties, LLC	100%
(T1) CTG & P, LLC	100%
(T1) CPPIB-TIAA U.S. Real Property Fund, L.P.	50%
(T2) C-T REIT LLC	99.99%
(T3) C-T Stoneridge LLC	100%
(T3) C-T Shenandoah LLC	100%
(T1) Debt Holdings, LLC	100%
(T1) Demeter Agricultural Properties, LLC	100%
(T2) Mansilla Participacoes Ltda	.01%
(T1) Demeter Agricultural Properties II, LLC	100%
(T1) Infra Alpha LLC	100%
(T1) Mansilla Participacoes Ltda	99.99%
(T1) ND Properties, Inc.	100%
(T2) Norte Shopping Retail & Leisure Centre BV	100%
(T3) Norte Shopping - Centre Commercial S.A.	100%
(T2) TIAA Canada Retail Business Trust	100%
(T2) TIAA Stafford-Harrison LLC	100%
(T2) ND La Jolla, LLC	100%
(T2) ND-T Street, LLC	100%
(T2) T- Pointe, LLC	100%
(T2) ND 70SMA LLC	100%
(T2) ND Belgrave House LLC	100%
(T2) ND Europe S.a.r.l.	100%
(T3) La Fayette Lux 1 S.a.r.l	100%

TIAA	% owned by TIAA/ Subsidiary
(T4) 36 Rue La Fayette	.01%
(T3) La Fayette Lux 2 S.a.r.l.	100%
(T4) 36 Rue La Fayette	99.99%
(T3) TIAA Lux 2	100%
(T4) SAS Roosevelt	100%
(T5) SNC Roosevelt	100%
(T4) Villabe SAS	100%
(T5) Des Brateaux SARL	100%
(T4) Bruyeres I SAS	100%
(T5) Olympe Holding SARL	100%
(T6) Olympe EURL	100%
(T4) Bruyeres II SAS	100%
(T5) Servin Holding SARL	100%
(T6) Servin EURL	100%
(T3) TIAA Lux 9	100%
(T4) SNC Amarante	.01%
(T4) SAS Malachite	100%
(T5) SNC Amarante	99.99%
(T6) SNC Lazulli	99.99%
(T6) SNC Peridot	99.99%
(T4) SAS La Defense	100%
(T5) SNC La Defense	99.9%
(T4) SNC La Defense	.01%
(T4) SNC Peridot	.01%
(T4) SNC Lazuli	.01%
(T3) TIAA Lux 4	100%
(T4) Rue De L’Universite 154 SAS	100%
(T5) 154 Rue De L’Universite S.a.r.l	100%
(T3) TIAA Lux 6 S.a.r.l	100%
(T4) Courcelles 70 SAS	100%
(T3) TIAA Lux 7 S.a.r.l	100%
(T4) Business Port S.r.l.	50%
(T3) TIAA Lux 8 S.a.r.l	100%
(T3) TIAA Lux 9 S.a.r.l	100%
(T2) TIAA Lux 5 S.a.r.l	100%
(T3) Erlanden Arcaden GmbH & Co. KG	92.5%
(T2) T-C 1101 Pennsylvania Avenue LLC	100%
(T3) T-C Pennsylvania Avenue Venture LLC	100%
(T4) T-C Pennsylvania Avenue Owner LLC	100%
(T1) Occator Agricultural Properties, LLC	100%
(T1) Oleum Holding Company, Inc.	100%
(T2) Polar Star Canadian Oil and Gas Holding, Inc.	100%
(T3) Polar Star Canadian Oil and Gas, Inc.	100%
(T1) T-C 685 Third Avenue Member LLC	100%
(T2) T-C 685 Third Avenue Venture LLC	50.01%
(T3) T-C 685 Third Avenue LLC	100%
(T1) T-C Montgomery Mall LLC	100%
(T1) T-C SMA I, LLC	100%
(T2) CPPIB-TIAA U.S. Real Property Fund, L.P.	1%
(T3) C-T REIT LLC	99.99%
(T4) C-T Stoneridge LLC	100%

(T4) C-T Shenandoah LLC	100%
(T1) T-C SMA 2, LLC	100%
(T2) PennMuni-TIAA U.S. Real Estate Fund, LLC	20%
(T3) T-C Century Plaza LLC	100%
(T3) T-C Barton Springs LLC	100%
(T3) T-C Shoppes At Monarch Lakes LLC	100%
(T3) T-C Des Peres Corners LLC	100%
(T1) T-C SMA III, LLC	100%
(T1) TIAA-CPPIB Commercial Mortgage Company, L.P.	50%
(T2) TIAA-CPPIB Commercial Mortgage Company, L.P.	1%
(T3) TIAA-CPPIB Commercial Mortgage Company REIT LLC	100%
(T1) T-C Sports Co., Inc.	100%
(T1) TCT Holdings, Inc.	100%
(T2) TIAA-CREF Trust Company, FSB	100%
(T1) Teachers Concourse, LLC	100%
(T1) Teachers Mayflower, LLC	100%
(T1) Teachers West, LLC	100%
(T1) TIAA CMBS I, LLC	100%
(T1) TIAA Diamond Investor, LLC	99.99%
(T1) TIAA European Funding Trust	100%
(T2) Flint European Trust	100%
(T1) TIAA Franklin Square, LLC	100%
(T1) TIAA Global Markets, Inc.	100%
(T1) TIAA Global Public Investments, LLC	100%
(T1) TIAA Lakepointe, LLC	100%
(T1) TIAA Park Evanston, Inc.	100%
(T1) TIAA Realty, Inc.	100%
(T1) TIAA SF One, LLC	100%
(T1) TIAA The Reserve II Member, LLC	100%
(T1) TIAA Timberlands I, LLC	100%
(T2) 730 Texas Timberlands, Ltd.	99.5%
(T1) TIAA Timberlands II, LLC	100%
(T1) TIAA-CREF Asset Management Strategic Value Real Estate Fund I, L.P.	99.996%
(T1) TIAA-CREF Life Insurance Company	100%
(T2) TIAA-CREF Life Insurance Agency, LLC	100%
(T1) TIAA-CREF LPHC, LLC	100%
(T2) TCAM SVREF I GP, LLC	100%
(T3) TCAM SVREF I A.S., LLC	100%
(T3) TIAA-CREF Asset Management Strategic Value Real Estate Fund I, L.P.	.00399%
(T4) TCAM SVREF I Properties, LLC	100%
(T4) TCAM SVREF I REIT, LLC	100%
(T2) TCAM DOF GP LLC	100%
(T3) TIAA-CREF Asset Management Distressed Opportunities Fund, L.P.
(T1) TIAA-CREF Individual & Institutional Services, LLC	100%
(T1) TIAA-CREF International Holdings, LLC	100%
(T2) TIAA-CREF Asset Management UK Limited	100%
(T1) TIAA-CREF Investment Management, LLC	100%
(T1) TIAA-CREF Redwood, LLC	100%
(T2) Covariance Capital Management, Inc.	100%
(T2) Kaspick & Co., LLC	100%
(T1) TIAA Union Place Phase I, LLC	100%
(T1) WRC Properties, Inc.	100%
(T2) TCPC Associates, LLC	100%
(T1) TIAA-CREF Enterprises, Inc.	100%
(T2) Teachers Advisors, Inc.	100%
(T2) Teachers Personal Investors Services, Inc.	100%
(T2) TIAA-CREF Tuition Financing, Inc.	100%
(T2) TCAM Core Property Fund GP, LLC	100%

(T3) TIAA-CREF Asset Management Core Property Fund, LP	.1%
(T4) TCAM Core Property Fund REIT LLC	99%
(T5) TCAM Core Property Fund Operating GP LLC	100%
(T6) TCAM Core Property Fund Operating LP	.1%
(T7) T-C Stonecrest LLC	100%
(T7) T-C King Street Station LLC	100%
(T7) T-C Cypress Park West LLC	100%
(T7) T-C Roosevelt Square LLC	100%
(T7) T-C Potomac Promenade LLC	100%
(T7) T-C Newbury Common LLC	100%
(T7) T-C State House On Congress Apartments LLC	100%
(T2) Westchester Group Investment Management Holding Company, Inc.	100%
(T3) Westchester Group Investment Management, Inc.	85%
Real Estate Separate Account
(T1) One Boston Place Real Estate Investment Trust	50.25%
(T2) One Boston Place, LLC	100%
(T1) Marketfair Holdings LLC	100%
(T1) Seneca Industrial Holdings LLC	100%
(T1) T-C 701 Brickell LLC	100%
(T1) T-C Ashford Meadows LLC	100%
(T1) T-C Four Oaks Place LLC	100%
(T1) T-C Legacy at Westwood LLC	100%
(T1) T-C Legend at Kierland LLC	100%
(T1) T-C Lenox Park LLC	100%
(T1) T-C Montecito LLC	100%
(T1) T-C Palomino Red Canyon LLC	100%
(T1) T-C Palomino Blue Ridge LLC	100%
(T1) T-C Palomino Green River LLC	100%
(T1) T-C Phoenician LLC	100%
(T1) T-C Preston Sherry Plaza LLC	100%
(T1) T-C Regents Court LLC	100%
(T1) T-C San Montego TX LLC	100%
(T1) T-C SP, Inc.	100%
(T1) T-C The Caruth LLC	100%
(T1) T-C The Colorado LLC	100%
(T1) T-C Tradition at Kierland LLC	100%
(T1) Teachers REA, LLC	100%
(T2) REA Europe SARL	100%
(T3) REA Lux 1 SARL	100%
(T4) Provence 110	100%
(T2) Teachers REA III, LLC	99%
(T2) TIAA-CREF Global Separate Real Estate Company LLC	100%
(T2) TREA GA Reserve, LLC	100%
(T2) TREA 10 Schalks Crossing Road, LLC	100%
(T2) Teachers Belvidere Properties, LLC	100%
(T2) TIAA West Town Mall, LLC	100%
(T2) Light Street Partners LLP	10%
(T2) TREA Broadlands, LLC	100%
(T2) TREA 1401 H, LLC	100%
(T2) TREA Weston, LLC	100%
(T2) TREA Wilshire Rodeo, LLC	100%
(T1) Teachers REA II, LLC	100%
(T2) Light Street Partners LLP	90%
(T1) Teachers REA III, LLC	1%
(T1) TIAA Florida Mall, LLC	100%

(T1) TIAA Miami International Mall, LLC	100%
(T1) TREA Florida Retail, LLC	100%
(T1) TREA Pacific Plaza, LLC	100%
(T1) TREA Retail Fund-K, LLC	100%
(T2) Kim-T Income Fund I, LP	82%
(T1) TREA Retail Property Portfolio 2006, LLC	100%
Footnotes
(T1) Tier 1 subsidiary directly owned by TIAA
(T2) Tier 2 subsidiary owned by the Tier 1 sub
(T3) Tier 3 subsidiary owned by the Tier 2 sub
(T4) Tier 4 subsidiary owned by the Tier 3 sub
(T5) Tier 5 subsidiary owned by the Tier 4 sub
(T6) Tier 6 subsidiary owned by the Tier 5 sub
(T7) Tier 7 subsidiary owned by the Tier 6 sub

Additional entities, comprised of joint venture subsidiaries, are not individually listed herein. While they technically are controlled by TIAA by virtue of the grant of voting rights to TIAA upon creation of each subsidiary, TIAA does not actively control the day-to-day activities and instead defers to its partners.

Item 29. Indemnification

The TIAA-CREF Life bylaws provide that the TIAA-CREF Life Insurance Company will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of the TIAA-CREF Life Insurance Company, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of the TIAA-CREF Life Insurance Company, or is or was serving at the request of the TIAA-CREF Life Insurance Company as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of the TIAA-CREF Life Insurance Company and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a)	Other Activity. Teachers Personal Investors Services, Inc. (“TPIS”) acts as principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. TPIS is also principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds, and variable annuity contracts issued by TIAA-CREF Life Separate Account VA-1 and TIAA Separate Account VA-1.

(b)	Management.

Name and Principal Business Address*	Positions and Offices with Underwriter
Douglas Chittenden	Director
Edward Moslander	Director and Vice President
Keith Rauschenbach	Director and President
Glen Weiner	Director and Vice President
Mark Campisano	Vice President
Kevin Maxwell	Vice President
John Panagakis	Vice President
Robert T. Rickey	Vice President
Kathleen Eckert	Vice President, Tax
Jorge Gutierrez	Treasurer
Jennifer Sisom	Assistant Treasurer
Ilene Shore	Chief Operating Officer
William Bair	Controller
Patricia Conti	Chief Financial Officer
Marjorie Pierre-Merritt	Secretary
Brian Moran	Chief Compliance Officer
Thomas Dudek	Anti-Money Laundering Compliance Officer

*	The address of each Director and Officer is c/o Teachers Personal Investment Services, Inc., 730 Third Avenue, New York, NY 10017-3206

(c)	Compensation From the Registrant. None

Item 31. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262, as well as at (i) State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105; (ii) McCamish Systems LLC, Quality Technology Services, 300 Satellite Blvd, Suwanee, GA 30024 and Iron Mountain, 660 Distribution Drive, Atlanta, GA 30336; and (iii) JPMorgan Chase, 4 Chase Metrotech Center, Brooklyn, New York 11245. In addition, certain duplicated records are maintained at Iron Mountain 22 Kimberly Road East Brunswick, NJ 08816, Citistorage, 5 North 11th Street, Brooklyn, NY 11211, File Vault, 839 Exchange Street, Charlotte, NC 28208.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

TIAA-CREF Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Life Separate Account VLI-1 certifies that it meets the requirements of Securities Act of 1933 Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 14 day of April, 2011.

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1
By:	TIAA-CREF Life Insurance Company (On behalf of the Registrant and itself)

By:	/S/ *(2)
Anthony M. Garcia President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons on April 14, 2011 in the capacities indicated.

Signature	Title

/S/ *(2)	President and Chief Executive Officer
Anthony M. Garcia

/S/ *(1)	Vice President and Chief Financial Officer
Linda S. Dougherty	(Principal Financial and Accounting Officer)

*(3)	Director
David M. Anderson

*(1)	Director
Elizabeth D. Black

*(1)	Director
Sanjeev Handa

*(1)	Director
Nancy Heller

*(1)	Director
Eric T. Jones

*(1)	Director
Harry I. Klaristenfeld

*(2)	Chairman
Matthew Kurzweil

*(1)	Director
Steven Maynard

*(2)	Director
Russell Noles

*(1)	Director
Wayne Williams

*	Signed by Edward L. Hancock, Esq. as attorney-in-fact pursuant to a Power of Attorney effective: (1) January 22, 2009; (2) March 1, 2011; (3) March 10, 2011.

/s/ Edward L. Hancock
Edward L. Hancock, Esq. Attorney-in-fact

EXHIBIT INDEX

(k)	Opinion and Consent of Meredith Kornreich, Esq. as to the legality of the securities being registered

(n)(1)	Written Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm